The Investment
Strategy Pyramid

As a Valuemark contract owner, you can invest in up to nine investment options at one time. When selecting an option, there are two things you may wish to consider: 1) your investment objective; and 2) the degree of risk with which you feel comfortable. Before you make these decisions, you may want to consider the investment strategy pyramid pictured below. The base of the pyramid represents investments emphasizing stability and preservation of capital. Moving up the pyramid, the categories reflect a greater focus on potential investment return -- categories that generally entail a greater degree of investment risk as well. Of course, you should review the prospectus for more information about a specific option.


Precious Metals Fund
Templeton Developing Markets Equity Fund
Templeton Global Growth Fund
Templeton International Equity Fund
Templeton Pacific Growth Fund


             Income Securities Fund              Capital Growth
             Growth and Income Fund+             Growth and Income
             Real Estate Securities Fund         Income
             Rising Dividends Fund               Capital Preservation and Income
             Templeton Global Asset
              Allocation Fund
             Utility Equity Fund


Adjustable U.S. Government Fund
Global Income Fund
High Income Fund
Investment Grade Intermediate
 Bond Fund
U.S. Government Securities
 Fund
Three Zero Coupon Funds
 maturing in 2000, 2005, 2010


          Money Market Fund


+Formerly Equity Growth Fund.



Table of Contents                                    Page

Letter to Contract Owners                               2

Franklin Valuemark Total Returns                        6

The Franklin Valuemark Funds
Funds Seeking Capital Growth
    Precious Metals Fund                               12
    Templeton Developing Markets
     Equity Fund                                       13
    Templeton Global Growth Fund                       13
    Templeton International Equity Fund                14
    Templeton Pacific Growth Fund                      15
Funds Seeking Growth and Income
    Growth and Income Fund                             16
    Income Securities Fund                             16
    Real Estate Securities Fund                        18
    Rising Dividends Fund                              19
    Templeton Global Asset Allocation Fund             20
    Utility Equity Fund                                21
Funds Seeking Current Income
    Adjustable U.S. Government Fund                    22
    Global Income Fund                                 22
    High Income Fund                                   23
    Investment Grade
     Intermediate Bond Fund                            24
    U.S. Government Securities Fund                    25
    Zero Coupon Funds                                  26
Fund Seeking Capital Preservation and Income
    Money Market Fund                                  26

Fund Index Comparisons                                 27

Index Definitions                                      35

Preferred Life Variable Account C
    Financial Statements and Notes                     37

Franklin Valuemark Funds
    Statement of Investments                           55
    Financial Statements and Notes                    129


For service regarding your contract, please contact your investment representative. You may also call 1-800/624-0197 (Valuemark deferred variable annuity) or 1-800/342-FUND (Franklin Valuemark Funds). To ensure the highest quality of service, telephone calls to or from a Valuemark service center may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



LETTER TO CONTRACT OWNERS

                                                              February 15, 1996

Dear Contract Owner:

This annual report covers the 12 months ended December 31, 1995, the fiscal year for the Franklin ValuemarkSM flexible premium deferred variable annuity and Franklin Valuemark Funds.

On August 4, 1995, we added the Templeton Global Asset Allocation Fund. This fund seeks a high level of total return by allocating investments among three asset classes: global equities, global debt obligations and global money market instruments.

On the following pages you will find a summary cov- ering global market conditions over the past year as well as discussions of each fund's performance. The funds' performance tables, presented on pages 5 through 7, show cumulative and average annual total returns. Of course, it is important to remember that financial markets fluctuate daily and past investment conditions and results are not necessarily indicative of future trends.

We look forward to the future with confidence and believe Franklin Valuemark variable annuity will con- tinue to be an appropriate vehicle for tax-conscious investors seeking to meet their long-term retirement and other financial needs. As always, we thank you for your continued support and look forward to serving your financial needs in the years to come.

Sincerely,



Rupert H. Johnson, Jr.
Director and Executive Vice President
Franklin Valuemark Funds



Lowell C. Anderson
Chairman of the Board
Preferred Life Insurance Company
of New York


ECONOMIC OVERVIEW FOR 1995

Declining interest rates, low inflation and moderate growth in most of the major economies characterized the year under review. This was especially true in the U.S., where economic growth slowed following a series of interest rate increases in 1994. Inflation remained mild and corporate earnings strong, which contributed to strong performance for most financial assets.

The United States

The movement in U.S. interest rates may be viewed as resulting from changes in the pattern of economic growth. By March 1995, the effects of 1994's interest rate increases were realized. U.S. Gross Domestic Product (GDP) fell from an annualized rate of 5.1% in the fourth quarter of 1994 to just 1.3% in the second quarter of 1995.* This economic climate resulted in what is commonly referred to as a "soft landing" -- an ideal investment environment characterized by modest economic growth and low inflation. However, the extremely slow growth of the second fiscal quarter -- followed by moderate growth in the third quarter -- prompted the U.S. Federal Reserve Board (the Fed) to ease monetary policy by lowering the federal funds rate in July and again in December of 1995.

Bond markets anticipated the move, as interest rates decreased steadily since the start of 1995. Following the Fed's rate cut in July, long-term bond yields, as measured by the 30-year U.S. Treasury bond, jumped slightly to 6.86%, then resumed the downward course they had followed since November 1994. On December 31, 1995, the yield on the 30-year U.S. Treasury was 5.96%.**

This positive climate, in combination with improved corporate earnings, bode well for the U.S. stock market and resulted in a powerful upward surge in equity prices. Even a dramatic weakening in the important technology sector late in 1995 could not restrain investor enthusiasm for equity securities. In fact, the Dow Jones Industrial Average(R) reached record levels in 1995 with a gain of more than 36%.

While the market advance was fairly broad based, certain sectors were especially strong during the reporting period. The U.S. market was dominated by "mega-mergers" in the banking, entertainment, and utility sectors as companies placed greater emphasis on cost-cutting and marketing power. Health care stocks responded to an improved regulatory environment and certain cyclical stocks such as paper companies benefited from firming industry prices.


*Source: U.S. Commerce Department
**Source: Micropal


Outside the U.S.

In Europe, many equity markets posted impressive results, but the German market was unimpressive due in part to the mark appreciating versus the U.S. dollar during the year. This, in turn, eroded the competitiveness of Germany's industrial base. Although earnings and stock prices were negatively affected, the depreciation of the dollar led to moderately positive returns (in U.S. dollar terms) for many German stocks.

Emerging markets suffered considerably from a sharp sell-off over the past 12 months as the negative effects of Mexico's December 1994 currency devaluation, and subsequent decline of its equity securities, spread to other developing markets, especially those in Asia. Due to rising interest rates and uncertainty surrounding its 1997 reversion to China, Hong Kong's equity market was adversely affected early in the year before rebounding in the second half of 1995.

Many global fixed-income markets strengthened after posting disappointing returns throughout 1994. At the beginning of 1995, fears of overheating global economies and increasing inflation were common among investors, which initially caused fixed-income securities to suffer. By the second quarter of 1995, however, investors began to realize that world-wide interest rates were too high to sustain economic growth; by the end of the reporting period, nearly all of the world's major central banks eased monetary policy by lowering interest rates.

The depreciating U.S. dollar was one of the factors that separated 1995's best performing bond markets from those that lagged. In general, non-U.S. markets offered the highest returns, particularly European markets such as Sweden, Denmark, Spain, and France. One exception was the United Kingdom, whose currency remained essentially unchanged versus the dollar. Japan's bond market underperformed others as the yen appreciated in the beginning of 1995 before depreciating significantly in July and August.

Looking forward, global interest rates may continue their downward trend, which would be beneficial to financial markets. The Fed may ease monetary policy further if inflation remains subdued. European economic conditions should be characterized by a mix of modest growth and low inflation, with the added benefit of fiscal reform that is occurring in a broad range of markets.


Franklin Valuemark Variable Annuity
Change in Unit Prices
                                                                                                               % Change
                                                                                    Unit Price*Unit Price*   in Unit Price
Fund Name                                                                            12/31/94   12/31/95 12/31/94 to 12/31/95

Adjustable U.S. Government Fund                                                       $11.08      $11.95         7.90%
Global Income Fund                                                                    $13.73      $15.52        13.09%
Growth and Income Fund                                                                $13.21      $17.31        30.99%
High Income Fund                                                                      $14.61      $17.25        18.10%
Income Securities Fund                                                                $16.39      $19.79        20.70%
Investment Grade Intermediate Bond Fund                                               $14.26      $15.46         8.46%
Money Market Fund                                                                     $12.35      $12.88         4.29%
Precious Metals Fund                                                                  $13.98      $14.11         0.93%
Real Estate Securities Fund                                                           $15.59      $18.07        15.90%
Rising Dividends Fund                                                                 $ 9.77      $12.50        27.94%
Templeton Developing Markets Equity Fund                                              $ 9.45      $ 9.58         1.35%
Templeton Global Asset Allocation Fund                                                 N/A**      $10.59          N/A
Templeton Global Growth Fund                                                          $10.20      $11.34        11.16%
Templeton International Equity Fund                                                   $12.16      $13.26         9.06%
Templeton Pacific Growth Fund                                                         $12.80      $13.63         6.48%
U.S. Government Securities Fund                                                       $13.83      $16.30        17.80%
Utility Equity Fund                                                                   $15.10      $19.56        29.53%
Zero Coupon Fund - 1995                                                               $14.38      $15.20+         N/A
Zero Coupon Fund - 2000                                                               $15.37      $18.29        19.00%
Zero Coupon Fund - 2005                                                               $16.10      $20.91        29.93%
Zero Coupon Fund - 2010                                                               $15.93      $22.43        40.81%

*The unit prices have been rounded to the nearest hundredth. Percent change is calculated using full unit prices which have not been rounded.
**Figures for this time period are not available due to the funds' recent inception dates.
+Price on December 14, 1995, the final transaction date prior to the fund's December 15, 1995, maturity date.
Note: The unit value for each  sub-account  which invests in a particular fund is the total value of assets of the sub-account  (net assets of the fund), minus the daily charges for mortality and expense risk and administrative  expenses  (annualized at 1.4% of the account's  average  daily net  assets),  plus or minus a charge or credit for any taxes  reserved,  divided  by the total  number of outstanding units for the fund at the end of the valuation period. The unit value does not take into account the contingent deferred sales charge that declines from 5% to 1.5% over five years, or the annual contract maintenance fee of $30.
Past performance is not indicative of future performance. Unit price and return vary, so that investors may have a gain or loss when they sell their units. This information is for Valuemark contract owners only and may not be used as sales literature.


Franklin Valuemark II
Total Return for the period ended December 31, 1995:
Without Contingent Deferred Sales Charge or Annual Contract Maintenance Fee

                                                           Average Annual Total Return    Cumulative Total Return
                                                Inception     1-       5-       Since      3-        5-       Since  Unit Price
  Fund Name                                       Date       Year     Year    Inception   Year      Year    Inception 12/31/95
  Adjustable U.S. Government Fund*              12/03/90    7.90%     3.63%     3.58%     8.45%    19.52%    19.51%    $11.95
  Global Income Fund*                            1/24/89   13.09%     5.81%     6.55%    21.91%    32.60%    55.22%    $15.52
  Growth and Income Fund*                        1/24/89   30.99%    12.04%     8.24%    37.67%    76.58%    73.10%    $17.31
  High Income Fund*                              1/24/89   18.10%    13.83%     8.19%    29.93%    91.14%    72.52%    $17.25
  Income Securities Fund*                        1/24/89   20.70%    14.99%    10.35%    30.49%   101.03%    97.85%    $19.79
  Investment Grade Int. Bond Fund*               1/24/89    8.46%     6.51%     6.49%    15.04%    37.07%    54.63%    $15.46
  Money Market Fund**                            1/24/89    4.29%     2.68%     3.72%     7.97%    14.13%    28.83%    $12.88
  Precious Metals Fund*                          1/24/89    0.93%     6.32%     5.09%    49.70%    35.82%    41.09%    $14.11
  Real Estate Securities Fund*                   1/24/89   15.90%    14.96%     8.91%    38.01%   100.82%    80.73%    $18.07
  Rising Dividends Fund*                         1/27/92   27.94%      N/A      5.85%    15.22%      N/A    24.98%     $12.50
  Templeton Developing Markets Equity Fund*+     3/15/94    1.35%      N/A     -2.36%      N/A       N/A    -4.18%     $ 9.58
  Templeton Global Asset Allocation Fund+        5/01/95      N/A      N/A       N/A       N/A       N/A     5.91%     $10.59
  Templeton Global Growth Fund*                  3/15/94   11.16%      N/A      7.26%      N/A       N/A    13.39%     $11.34
  Templeton International Equity Fund            1/27/92    9.06%      N/A      7.46%    37.55%      N/A    32.63%     $13.26
  Templeton Pacific Growth Fund*                 1/27/92    6.47%      N/A      8.21%    39.64%      N/A    36.30%     $13.63
  U.S. Government Securities Fund                3/14/89   17.80%     7.79%     7.45%    19.96%    45.53%    62.98%    $16.30
  Utility Equity Fund*                           1/24/89   29.53%    10.16%    10.17%    23.14%    62.20%    95.65%    $19.56
  Zero Coupon - 1995**a                          3/14/89    5.90%     6.47%     6.39%    12.13%    36.84%    52.00%    $15.20
  Zero Coupon - 2000**                           3/14/89   19.00%     9.83%     9.29%    25.34%    59.82%    82.94%    $18.29
  Zero Coupon - 2005**                           3/14/89   29.93%    12.62%    11.47%    39.66%    81.15%   109.14%    $20.91
  Zero Coupon - 2010**                           3/14/89   40.81%    14.52%    12.62%    52.91%    96.94%   124.31%    $22.43

The unit price  (rounded to the nearest  hundredth) is the net asset value of the  underlying  sub-account  divided by the number of outstanding units at the end of the valuation period. The unit price reflects the investment  management fee,  administration  fees, and mortality and expense charges. It does not take into account the contingent deferred sales charge which declines from 5% to 1.5%
over five years for each purchase payment, or the annual contract  maintenance fee of $30. All unit prices were $10.00 at inception.
Total return is the  cumulative or average  annual percent change in the unit price of the  sub-account,  assuming  reinvestment  of dividends and capital gains. These figures assume the client is still invested at the end of the reporting period.  Past performance does not guarantee future results.

SEC and NASD regulations require that any reporting of product performance be accompanied by standardized performance data and other important  disclosures.  The  standardized  data and the  disclosures  are on page 7. Please review this  information and a Franklin
Valuemark prospectus before investing.
*Past expense reductions by the fund's manager increased the fund's total returns.
**The manager has agreed in advance to waive a portion of management fees and to assume  responsibility for other expenses.  Without these reductions,  the portfolios' total returns would have been lower. The fee waiver may be discontinued at any time. For the Zero
Coupon Funds,  until at least  December 31, 1996,  the fund manager has agreed to keep total  expenses to a maximum of 0.40% of each fund's average monthly net assets, which has the effect of increasing total return to shareholders.
+Figures for these time periods are not available due to the funds' recent inception dates.
aTotal Returns and Unit Price for Zero Coupon Fund - 1995 were calculated through December 14, 1995, the fund's final business day.


Franklin Valuemark II
Total Return for the period ended December 31, 1995:
With Contingent Deferred Sales Charge and Other Charges

                                                                  Average Annual Total Return       Cumulative Total Return
                                                    Inception      1-         5-        Since      3-         5-       Since
   Fund Name                                          Date        Year       Year     Inception   Year       Year    Inception
   Adjustable U.S. Government Fund*                 12/03/90      3.55%      3.47%     3.40%      5.94%     18.61%    18.50%
   Global Income Fund*                               1/24/89      8.74%      5.66%     6.47%     19.39%     31.67%    54.39%
   Growth and Income Fund*                           1/24/89     26.64%     11.91%     8.15%     35.11%     75.56%    72.11%
   High Income Fund*                                 1/24/89     13.75%     13.72%     8.10%     27.40%     90.16%    71.55%
   Income Securities Fund*                           1/24/89     16.35%     14.87%    10.27%     27.96%    100.03%    96.87%
   Investment Grade Int. Bond Fund*                  1/24/89      4.11%      6.37%     6.41%     12.52%     36.15%    53.80%
   Money Market Fund**                               1/24/89     -0.06%      2.52%     3.63%      5.46%     13.23%    28.07%
   Precious Metals Fund*                             1/24/89     -3.42%      6.17%     5.00%     47.21%     34.87%    40.24%
   Real Estate Securities Fund*                      1/24/89     11.55%     14.85%     8.83%     35.47%     99.82%    79.74%
   Rising Dividends Fund*                            1/27/92     23.59%       N/A      5.49%     12.67%       N/A     23.32%
   Templeton Developing Markets Equity Fund*+        3/15/94     -3.00%       N/A     -4.49%       N/A        N/A     -7.89%
   Templeton Global Asset Allocation Fund+           5/01/95       N/A        N/A        N/A       N/A        N/A      1.56%
   Templeton Global Growth Fund*                     3/15/94      6.81%       N/A      5.29%       N/A        N/A      9.68%
   Templeton International Equity Fund               1/27/92      4.71%       N/A      7.12%     35.03%       N/A     30.97%
   Templeton Pacific Growth Fund*                    1/27/92      2.12%       N/A      7.88%     37.14%       N/A     34.66%
   U.S. Government Securities Fund                   3/14/89     13.45%      7.65%     7.37%     17.43%     44.58%    62.10%
   Utility Equity Fund*                              1/24/89     25.18%     10.02%    10.09%     20.59%     61.22%    94.71%
   Zero Coupon - 1995**a                             3/14/89      1.55%      6.33%     6.31%      4.62%     35.92%    51.17%
   Zero Coupon - 2000**                              3/14/89     14.65%      9.70%     9.21%     22.81%     58.86%    82.01%
   Zero Coupon - 2005**                              3/14/89     25.58%     12.49%    11.39%     37.11%     80.13%   108.12%
   Zero Coupon - 2010**                              3/14/89     36.46%     14.39%    12.54%     50.35%     95.88%   123.21%

The above figures  represent  past  performance  based on a $1,000  hypothetical  investment and represent the cumulative or average annual increase in value of an investment over the indicated periods.  They reflect the deduction of an annual asset charge of 1.4%, fund charges, an annual contract maintenance charge of $30 (prorated, based on an approximate average contract size of $30,000), and applicable  declining  contingent  deferred  sales charges,  assuming the account is liquidated at the end of the reporting  period, according to the following schedule:

                              Years since deposit:          1      2      3       4      5      6
                              Charge:                      5%     5%     4%      3%    1.5%    0%

The figures also assume  reinvestment  of dividends and capital gains and reflect the  application of an annual 15% cumulative  free withdrawal privilege.  Investment return and principal value will fluctuate with market conditions,  and you may have a gain or loss when you sell your shares. Past performance does not guarantee future results.

*Past expense reductions by the fund's manager increased the fund's total returns.
**The manager has agreed in advance to waive a portion of management fees and to assume  responsibility for other expenses.  Without these reductions,  the portfolios' total returns would have been lower. The fee waiver may be discontinued at any time. For the Zero
Coupon Funds,  until at least  December 31, 1996,  the fund manager has agreed to keep total  expenses to a maximum of 0.40% of each fund's average monthly net assets, which has the effect of increasing total return to shareholders.
+Figures for these time periods are not available due to the funds' recent inception dates.
aTotal Returns for Zero Coupon Fund - 1995 were calculated through December 14, 1995, the fund's final business day.


VALUEMARK FUND OBJECTIVES

Funds Seeking Capital Growth

  Precious Metals Fund

     Seeks capital appreciation with current income return as a secondary objective by concentrating its investments in securities of U.S. and foreign companies including those engaged in mining, processing or dealing in gold and other precious metals. The fund is subject to special risks, such as increased susceptibility to price fluctuations of precious metals, and the currency fluctuations and market volatility associated with foreign investing.

  Templeton Developing Markets Equity Fund

     Seeks long-term capital appreciation through a flexible policy of investing primarily in equity securities of issuers in countries having developing markets. The fund is subject to heightened foreign securities investment risks that accompany foreign developing markets and an investment in the fund may be considered speculative.

  Templeton Global Growth Fund

     Seeks long-term capital growth though a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including developing markets. The realization of income, if any, is only incidental to accomplishment of the fund's objective. Foreign investing involves special risks, including currency fluctuations, market volatility, and economic, social and political uncertainty.

  Templeton  International Equity Fund

     Seeks long-term capital growth by investing at least 65% of its total assets in an internationally-mixed portfolio of foreign equity securities which trade on markets in countries other than the U.S., including developing markets, and are issued by companies domiciled in countries other than the U.S., or issued by companies that derive at least 50% of either their revenues or pre-tax income from activities outside the U.S. Foreign investing involves special risks.

  Templeton Pacific Growth Fund

     Seeks long-term capital growth primarily through investment in the equity securities of companies whose primary operations are located in countries of the Pacific Rim (including China, Hong Kong, Australia, Singapore, Indonesia, Japan, the Philippines, Malaysia, and Thailand). Investing in a portfolio of geographically concentrated foreign securities, including developing markets, involves increased susceptibility to the risks of foreign investing and investment in the fund may be considered speculative.

  Growth and Income Fund
  (Formerly Equity Growth Fund)

     Seeks capital appreciation, with current income return as a secondary objective, by investing primarily in domestic common stocks, securities convertible into common stocks, preferred stocks and debt securities.

  Income Securities Fund

     Seeks to maximize income while maintaining prospects for capital appreciation by investing in a diversified portfolio of domestic and foreign (including developing markets) debt obligations and/or equity securities, including high yield, high risk, lower-rated bonds which involve increased risks related to the creditworthiness of their issuers.

  Real Estate Securities Fund

     Seeks capital appreciation with current income return as a secondary objective by concentrating its investments in publicly traded securities of companies in the real estate industry. The portfolio is subject to declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

  Rising Dividends Fund

     Seeks capital appreciation and incidental current income primarily through investment in the equity securities of companies that have paid consistently rising dividends over the past 10 years. Preservation of capital is also an important consideration.

  Templeton  Global  Asset Allocation Fund

     Seeks a high level of total return through a flexible policy of investing in equity securities, debt obligations, and money market instruments of issuers in any nation. Foreign investing involves special risks, including currency fluctuations, market volatility, and economic, social and political uncertainty.

  Utility Equity Fund

     Seeks both capital appreciation and current income by investing in securities of domestic and foreign issuers, including developing markets, engaged in the public utilities industry.

  Adjustable U.S. Government Fund

     Seeks a high level of current income with lower volatility of principal by investing primarily in adjustable-rate, mortgage-backed securities (ARMs) issued or guaranteed by the U.S. government, its agencies or instrumentalities. Individual securities in the underlying portfolio, but not units of the portfolio, are issued or guaranteed by the U.S. government, its agencies or instrumentalities.

  Global Income Fund

     Seeks a high level of current income, consistent with the preservation of capital, with capital appreciation as a secondary consideration. The fund invests in domestic and foreign debt securities and related currency transactions. Investing in a non-diversified fund of global securities involves increased susceptibility to the higher credit risks of some high yield, lower-rated securities and the risks associated with foreign investing.

  High Income Fund

     Seeks a high level of current income, with capital appreciation as a secondary objective, by investing in debt obligations and dividend-paying common and preferred stocks, including high yield, high risk lower-rated securities, which involve increased risks related to the creditworthiness of their issuers.

  Investment Grade Intermediate
  Bond Fund

     Seeks current income  consistent  with  preservation  of capital  primarily
     through  investments  in   intermediate-term   investment  grade  corporate
     obligations and in U.S. government  securities.

  U.S. Government Securities Fund

     Seeks current income and safety of capital by investing exclusively in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Individual securities in the portfolio, but not units of the portfolio, are issued or guaranteed by the U.S. government, its agencies or instrumentalities.

  Zero Coupon Funds
  (maturity dates:  1995*, 2000, 2005, 2010)

     Seek as high an investment return as is consistent with the preservation of capital. Each zero coupon fund seeks to return a reasonably assured target dollar amount, predictable at the time of investment, on a specific date in the future. As interest rates change, zero coupon securities experience greater fluctuations in market value than interest-paying securities of similar maturities, which will be reflected in the portfolio's net asset value. The portfolio may not be appropriate for short-term investors or those who intend to withdraw money before the maturity date.

  Money Market Fund

     Seeks high current income consistent with capital preservation and liquidity by investing exclusively in high quality money market instruments. An investment in the portfolio is neither insured nor guaranteed by the U.S. Government. The portfolio attempts to maintain a stable net asset value of $1.00 per share, although no assurances can be given that it will be able to do so.


*Zero Coupon Fund - 1995 matured on December 15, 1995.Fund Seeking Capital Preservation and Income


FUND PROFILES -- 1995

Funds Seeking Capital Growth

Precious Metals Fund

The Precious Metals Fund seeks broad diversification in order to decrease the risk associated with any one economic or political environment. Our five largest positions on December 31, 1995 were as follows: Newmont Mining Corp. (Canada/ 7.7% of total net assets), Placer Dome, Inc. (Canada/ 7.5%), Barrick Gold Corp. (Canada/ 7.0%), Santa Fe Pacific Gold Corp. (U.S./ 6.4%), and Freeport-McMoran Copper & Gold, Inc. (U.S./ 4.3%).

During the past 12 months, gold prices were less volatile than at any time since the central banks relinquished control of gold prices in 1968. Factors that normally influence the price of gold counteracted one another. Inflationary fears and political instability were low, which exerted downward pressure on gold prices. However, the weak U.S. dollar and strong physical demand helped support prices. The net result was that gold traded within a narrow band of $370 to $400 per ounce, with volatility averaging only 7%.

The reporting period was also noteworthy in that gold production declined for the first time in decades. Moderate declines were reported in Canada and Russia, with South African mines experiencing the most significant decreases due to a combination of lower grades of mined ore, labor disruptions and increased national holidays. We increased our weighting in long-lived gold mines and initiated several new positions, including holdings in Western Areas Gold Mining Co., Ltd.(South Africa), Sons of Gwalia, Ltd. (Australia), and Compania de Minas Buenaventura (Latin America) -- three gold mines with potential for both reserve and production growth. Focusing on companies we believe display favorable growth potential, we added to holdings such as Acacia Resources Ltd., Ashanti Goldfields Co. Ltd., and Santa Fe Pacific Gold Corp. Meanwhile, we reduced positions with limited growth potential, including holdings in the base metals sector. We increased our platinum exposure, however, based on the favorable outlook for automobile, electronics and jewelry consumption worldwide, particularly in Japan.

We are optimistic about the long-term prospects for gold and the Valuemark Precious Metals Fund as supply and demand fundamentals remain attractive. We expect about a 2% annual demand growth for gold in the near future, while mined supply could decline further, benefiting gold prices. Given this environment, we will continue to emphasize those investments we feel are capable of performing well over the long term -- companies with long-life reserve bases, low operating costs, and top-quality management.

Templeton Developing Markets Equity Fund

Investor interest in emerging markets declined slightly in 1995. Some emerging market investors encountered a disappointing year, experiencing flat or negative returns. The IFC Investable Composite Index fell 11.1%, and the MSCI Emerging Markets Free Index eased 7.6%. While this may have been unsettling, it was an indication that many emerging market stocks were selling at prices well below their historic average price/earnings ratios, a potentially good investment bargain for long-term investors.

On December 31, 1995, the fund had 86.8% of its assets invested in equity securities, diversified across 248 companies in 21 countries, with the remaining 13.2% held in cash or short-term securities. Our largest geographic holdings were Asia (36.9% of total net assets), Latin America (34.9%), Southern Europe (9.4%), Africa (3.3%), Middle East (1.4%), and Eastern Europe (0.9%). Our top five investment holdings were as follows: Telmex Telefonos de Mexico (Telecommunications/Mexico, 4.7% of total net assets); Cemex (Building materials/Mexico, 2.4%); Petrobras (Oil/Brazil, 2.1%); Banco Comercial Portugues (Banking/Portugal, 2.1%); New World Development Co., Ltd. (Real estate/Hong Kong, 2.0%).

Asia and Latin America remained our dominant emerging market regions for investment. While many investors were hesitant to invest in Latin America following the Mexican peso crisis, this was not our view. The investment environment of this region improved markedly over the second half of the reporting period, providing us with opportunities in the Latin American markets of Argentina and Mexico. In Asia, the growth story we witnessed over the last two decades remained a driving force behind markets in that region, making Asian securities attractive investments in our view. As a result, we maintained our investments in China and Hong Kong.

Overall, our outlook for these regions is positive. We will continue to look for companies that are potential investment bargains and that have the best potential for growth and stability in a highly volatile marketplace. Our view remains long term, with the aim of achieving the best possible investment results.

Templeton Global Growth Fund

On December 31, 1995, equities and debt obligations represented 92% of the fund's total net assets. The remaining assets were concentrated in short-term obligations.

Throughout the year, the fund continued to show significant asset growth, with assets topping the $330 million mark by December 31, 1995. We also worked to monitor risk and evaluate new investment opportunities. Our top five holdings at the end of the reporting period were Travelers, Inc. (Insurance, U.S./2.0% of total net assets), General Motors Corp. (Automotive, U.S./1.9%), UNUM Corp (Insurance, U.S./1.9%), Societe Generale de Surveillance Holdings, SA Ltd. (Insurance, Switzerland/1.8%), and Pharmacia & Upjohn (Pharmaceutical, U.S./1.7%). These holdings all benefited from the low interest-rate environment that characterized the year under review, thereby benefiting the fund's overall performance. In general, insurance companies tend to perform well in a low interest-rate environment because bond prices increase and these companies sometimes (often times) take more capital gains.

The fund's performance was also enhanced by holdings in pharmaceuticals. Large pharmaceutical companies (such as Pharmacia & Upjohn) performed well as investors' interest shifted to more defensive issues, which tend to be less susceptible to changes in the business cycle -- such as declining interest rates. Additionally, mega-mergers within the industry led to strong corporate profits, enhancing the value of pharmaceutical stocks and further benefiting the fund.

Over the reporting period, certain emerging market equity securities, while highly volatile, continued to represent value for us. Among our largest emerging market holdings are Argentina, Brazil and Mexico. We also find Hong Kong (a quasi-emerging market) attractive. On December 31, over 17% of the fund's assets were invested in the emerging markets.

Templeton International Equity Fund

During the fiscal year, we continued to look for undervalued stocks using our disciplined approach of detailed research of each company. With analysts around the world, we uncovered value in a wide range of places -- we bought stocks in 21 countries and sold stocks in 18 countries. On December 31, 1995, our assets were allocated in Europe (53.1%), Asia (10.2%), Australia/New Zealand (6.6%), North America (11.6%), and Latin America (4.2%), with the remaining 14.3% of the fund invested in short-term and fixed-income securities.

The world currency markets worked in the fund's favor during 1995 as the U.S. dollar weakened against most other major currencies. This meant that our holdings of international stocks (denominated in foreign currencies) were worth more in U.S. dollars at the end of the year due to stronger foreign currency values. In some years -- such as 1995 -- currency changes will benefit the fund; in other years, the dollar will strengthen and hurt the fund's performance.

We are very much long-term value investors, preferring to buy stocks that are out of favor and unpopular with other investors. Stocks purchased over the year reflect this contrarian approach. For example, we bought shares in Email Ltd., an unloved Australian industrial company typically misperceived as a struggling appliance company (though less than 30% of its revenue is from appliances). We also purchased shares in Stena Line, a Swedish sea ferry company, and International Mueller, a Dutch engineering, contracting and pharmaceutical wholesaling stock.

Looking forward to 1996, we reiterate our usual agnosticism about what the markets will do. No one can predict how much stock prices will move, or even if they will go up or down. A year ago, for example, virtually no market commentators were forecasting that the U.S. stock market would be up 37% in 1995. Still, we are cautious in our outlook -- today's relatively high market valuation levels make identifying investment bargains a particular challenge.

Templeton Pacific Growth Fund

On December 31, 1995, the fund's top geographic allocations were Hong Kong (18.8% of total net assets), Japan (18.8%), Australia (16.5%), Thailand (8.9%), and Singapore (8.3%).

We maintained our large weighting in Hong Kong throughout the reporting period (ranging from 18.8% to 19.6% over the year). During the first quarter of 1995, we increased our holdings in this area as pessimism reached a high point over the outlook of earnings and the events surrounding the British withdrawal from Hong Kong in 1997. As a result, we found solid value in this market, adding New World Development Co., Ltd. and Cathay Pacific Airways, Ltd. to the portfolio.

In comparison to the Morgan Stanley Pacific Rim Index, we held a very conservative position in Japan (18.8% versus the index's 80.2%). Our Australian exposure remained healthy at 16.5%, and we slightly increased our weighting in the Philippines (5.6% at the end of the reporting period, up from 3% on December 31, 1994).

During the year we started positions in two new countries: India (0.4%) and Pakistan (2.6%). As India's economic growth slowed following rapid growth in 1994, we took advantage of a sharp sell-off in this market and initiated a position there. Although Pakistan has been a regional laggard due to its weakness in agricultural output and continued financial distress, we have found value in positions such as Fauji Fertilizer Co., Ltd. and Pakistan Telecom Corp., PTC.

Funds Seeking Growth and Income

Growth and Income Fund

On May 1, 1995, the name of the Franklin Valuemark Equity Growth Fund was changed to the Franklin Valuemark Growth and Income Fund. The new name better reflects the fund's investment objectives and investment strategy. Seeking both growth and income, we search for undervalued equity securities with significant capital appreciation potential, as indicated by their high current yields relative to the yield of the Standard & Poor's 500 Stock Index(R). Other valuation tools, including quantitative and fundamental analyses, are also used to uncover worthy investment opportunities.

In accordance with this strategy, we significantly increased our holdings in utility stocks this past year to 17.6% of total net assets, up from 3.2% one year ago. The average yield of the utilities sector during the third quarter of 1995 was higher than the yield on the 30-year U.S. Treasury bond -- historically, a very good indicator of value. Consequently, we initiated new positions in San Diego Gas & Electric (listed as Enova Corp.), Scana Corp., Central and South West Corp., New England Electric System, and Oklahoma Gas and Electric Co.. We added to our existing position in Public Service Company of Colorado.

We also took advantage of the relatively weak foreign markets through several new investments. One such investment was YPF Sociedad Anonima, a major international oil company in Argentina. YPF's stock fell sharply in response to the Mexican peso crisis, affording us the opportunity to initiate a position in the stock. Total investments in energy stocks represented 15.9% of the fund's net assets on December 31, 1995.

While the market recovery was fairly broad based, certain sectors were especially strong during the reporting period. Health care stocks responded to an improved regulatory environment, and financial services and technology stocks enjoyed above-average earnings growth. As a result, we reduced our exposure to these sectors as they became Wall Street's favorites, and many of our holdings in these areas reached our price objectives.

Income Securities Fund

The Income Securities Fund has the flexibility to invest in any combination of stocks, bonds, and cash as market opportunities warrant. At the end of the fiscal year, 48.9% of the fund's total net assets were invested in bonds, 37.8% in stocks, and the remaining 13.3% in cash. The fund's bond holdings were composed of corporate straight bonds (32.1%), foreign government bonds (9.7%), U.S. Treasuries (2.8%), and corporate convertible bonds (4.3%). Common stock (29.4%) and convertible preferred stock (8.3%) comprised the largest portions of the fund's stock holdings. On December 31, 1995, the largest equity sectors in the portfolio were utilities (17.6%), energy (4.8%), pharmaceuticals (4.3%), gold and other precious metals (4.2%), and real estate investment trusts (REITs) (3.3%).

During the course of the year, many stock and bond markets benefited from relatively low inflation and falling interest rates resulting from declining growth in the U.S. economy. Consequently, many of the sectors in which the fund invests performed well during the reporting period.

Corporate bonds continued to represent the largest bond sector in the fund. Many of the approximately 100 corporate bond positions in the portfolio performed relatively well over the reporting period due to lower interest rates and improved company operations. We initiated positions in Commnet Cellular and Ralphs Grocery Co., which we believed offered attractive yields and appreciation potential due to anticipated improvement in credit quality. We started the year with a 10% weighting in U.S. Treasury bonds and subsequently recognized gains on a majority of the fund's holdings as interest rates declined.

Strong performances by the South African and Canadian bond markets, combined with a rebound in Latin American bonds, led to solid performances by the fund's foreign bonds. We initiated a position in dollar-denominated Brazilian Brady bonds. Further, we added to our South African and Argentinian Brady bonds and reduced our holdings in Mexican CETES and Canadian bonds.

With the exception of gold stocks, our equity sectors exhibited strong performances during the reporting period, with pharmaceutical stocks appreciating most. We increased our exposure to the utilities sector (17.6% of total net assets, up from 13.8% a year ago) as we believe that electric utility companies are adapting to their increasingly competitive environment. Over the year, we initiated positions in Potomac Electric Power Co., New England Electric System, Scana Corp., and General Public Utilities Corp. We initiated positions in other industries as well, including Cablevision Systems convertible preferred stock and Athabasca Oil Sands Trust common stock.

Due to strength in the financial services, energy, cyclical and technology sectors, we recognized gains on several convertible securities held in the portfolio that offered limited call protection and low current income.

With stock and bond markets at near-record levels by the end of the reporting period, we remained cautious, holding approximately 14% of the fund's assets in cash. This should enable us to take advantage of future investment opportunities.

Real Estate Securities Fund

The fund's long-term investment strategy is focused on equity real estate investment trusts (REITs) and real estate companies with strong growth prospects and attractive valuations. We favor companies that invest in a single property type and maintain a dominant position in their local markets, which can often provide them with a competitive advantage in terms of future growth.

Over the past year, the U.S. real estate market continued to improve. Despite some new property development within certain geographic regions and property types, occupancy and rental rates rose across many markets as tenants absorbed vacant space in new and existing properties. This contributed to an improvement in the performance of real estate-related securities.

Our largest investment weighting continued to be in the apartment property type; however, over the reporting period, we sold several of these positions as they could have been adversely affected by slower cash flow growth. As a result, we reduced the overall weighting to 24.5% on December 31, 1995, from 32.4% on December 31, 1994. We maintained our positions in top-quality apartment operators such as Equity Residential Properties Trust and Security Capital Pacific Trust as we expect they will continue to have strong cash flow growth. We also increased our exposure to Bay Apartment Communities Inc. and Irvine Apartment Communities Inc., two California-based equity REITs that we believe face minimal risk from new development and whose properties are poised for substantial rent growth.

Over the past year, we increased the fund's position in the hotel property sector to 17.5% of total net assets from 12.0%, as growing demand for hotel rooms outpaced new construction. New positions added to this sector over the reporting period include Starwood Lodging Trust, Red Lion Hotels, Bristol Hotels and Patriot American Hospitality. Our outlook for the hotel property type remains positive and we expect the fund's hold- ings to generate strong cash flow as the hotel market continues to strengthen.

The retail property sector represented 10.9% of total net assets at the end of the reporting period, which was significantly underweighted when compared with the Wilshire Real Estate Securities Index's retail property weighting of 36%. We believe that many retailers will continue to face serious obstacles, including lower profit margins, increased competition, and slow sales growth.

Retail landlords may find it difficult to raise occupancy and rental rates within such an environment. However, we do hold positions in companies that we believe are leading owners and operators of regional malls, shopping centers and factory outlets. These companies should benefit from strong owner/tenant relationships and possible opportunities to acquire properties from distressed sellers.

Overall, the real estate industry's recovery is well underway across most property types. Rising demand for space coupled with a relatively low level of new construction should further drive this recovery. We believe that the fund's investments in equity REITs and real estate-related securities are attractively valued and should continue to benefit from this recovery.

Rising Dividends Fund

Federal Reserve Chairman Alan Greenspan appears to have achieved a soft landing for the economy. Tightening moves that pressured financial stocks in 1994 were effectively reversed in 1995 against a backdrop of slowing economic growth and tame inflation. By mid-year, the market was rediscovering the charms of high quality growth companies with strong balance sheets and steadily increasing cash flows -- in other words, Rising Dividends companies.

Our interest-rate sensitive banks and insurance companies performed beautifully in 1995. Despite the slowing economy, several of our more economically-sensitive companies like General Electric, Monsanto, and Rockwell also turned in good performances, reflecting their particular strengths.

The pharmaceuticals and our largest tobacco holding, Philip Morris, had a sensational year. As their prices rose, we took some profits, although we think they will continue to prosper. When we were loading up on those stocks, they were the focus of intense negative sentiment. Lately, our cash has been directed into other areas where we feel negative investor sentiment is making Rising Dividends companies unreasonably cheap, especially retailing. We have done very well with our drug store chains, but market sentiment is still heavily against Family Dollar Stores Inc., and Wal-Mart Stores.

Companies with notable dividend increases in 1995 were: Albertson's, 18.2%; Arbor Drugs, 25%; Family Dollar Stores, 17.7%; Loctite, 19%; MMI Corp., 25%; Newell, 20%; Philip Morris, 21.2%; and TrustCo, 20%.

At year-end, the fund's top sector holdings were: industrial (17.3% of total net
assets),   insurance/property  &  casualty  (16.9%),  banks  (12.4%),   consumer
goods/services (12.1%), and retail (11.2%).

The fund's top 10 company holdings were: Philip Morris Cos., Inc. (3.3% of total net assets), Mercury General Corp. (3.1%), Federal National Mortgage Association (3.0%), DIMON Inc. (2.8%), Rite Aid Corp. (2.8%), Merck & Co., Inc. (2.6%),
General Electric Co. (2.5%), TrustCo Bank Corp., NY (2.5%), Bard (C.R.), Inc. (2.4%), and Monsanto Co. (2.4%).

It's illustrative to note how these 10 companies reflect the fund's screening process. On average, they have increased their dividends 19 straight years, by an average of 418% in the past 10 years (excluding Fannie Mae's 5000% increase), have long-term debt that is only 20% of capital, and sell at a price/earnings ratio of 14.8. We think these companies are representative of the fundamentally high quality of the fund's portfolio. We also believe that, over the long haul, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.

Templeton Global Asset Allocation Fund

During the first year of the Templeton Global Asset Allocation Fund, its total assets have grown to approximately $14.7 million by December 31, 1995, from $500,000 in May 1995, allowing us to take advantage of many opportunities in both the fixed-income and equity markets. On December 31, 1995, 66.9% of the fund's total net assets were invested in equity securi- ties, with 28.5% in fixed-income and 4.6% in short-term and other obligations.

Throughout the reporting period, the fund was invested across 29 countries, with four of those countries having larger-than-average weightings in the equity portion of the fund's portfolio, including: U.S. (21.5% of total net assets), France (7.0%), Sweden (5.0%), and Hong Kong (5.1%). Our fixed-income holdings in France increased significantly in value, benefiting the fund, while in Sweden, financial and paper stocks were unusually cheap. However, as global supply/demand shifts in paper and pulp supply are beginning to ripple throughout the paper industry worldwide, we could see valuations become less favorable in Swedish paper stocks. In the emerging markets sector, we gained exposure to many markets, including Brazil (3.3% of total net assets), Argentina (1.4%), and Mexico (0.9%).

Within our equity sector of the portfolio, we identified many bargains in cyclical sectors such as paper and forest products (2.5%), auto stocks (2.4%), and construction and housing (2.3%). Unfortunately, these sectors were out of favor with many investors despite low current and longer-term valuations and did not benefit the fund's performance. Our 2.3% weighting in financial stocks performed well overall, but was not enough to offset the investments in the aforementioned cyclical stocks.

Our general expectation is that low volatility in global interest rates will continue through Spring 1996. Growth may pick up slightly, but is unlikely to give rise to inflation. European conditions may be a similar mix of modest growth and low inflation, with the added benefit of fiscal reform taking place. We believe the combination of these factors should lead to strong fund performance well into the next reporting period.

Utility Equity Fund

Over the reporting period, interest rates eased substantially, with the 30-year U.S. Treasury bond yield dropping to 5.96% on December 31, 1995, from 7.89% one year ago. Generally, falling interest rates tend to boost the stock prices of utility companies. As such, the recent drop in domestic interest rates had a favorable effect on the fund's domestic utility holdings. For the 12 months ending December 31, 1995, the Utility Equity Fund posted a total return of +31.4%.

On December 31, 1995, the fund held approximately 71.3% of its total net assets in domestic electric utility stocks, 8.8% in domestic telephone companies, 3.7% in domestic gas utilities, and 7.4% in foreign utility stocks. Foreign investments offer many of the same characteristics that we look for in our domestic utility stock holdings: consistent predictable earnings growth and steady demand fundamentals. However, anticipated higher economic growth in foreign countries may allow for the companies located there to exhibit higher growth characteristics.

One of our principle concerns is the changing regulatory environment of domestic utility industries. For this reason, we have focused specifically on those domestic utilities that we believe are best positioned to handle increasing competition. For example, electric utilities may have low production costs, strong entrepreneurial management teams, and service territories located in regions with positive demographic trends. We believe that well-positioned utilities will produce higher total returns than their low-quality peers as they capture a larger part of a more competitive marketplace.

For 1996, economic estimates forecast moderate growth and stable interest rates. This is a very favorable environment for utility company investments and we are very comfortable with the current positioning of the fund. In spite of the potential for regulatory change in the industry, utilities continue to provide services that are an essential part of everyday life, and we believe their stocks will continue to play an important role in a well-diversified investment portfolio.

Funds Seeking Current Income

Adjustable U.S. Government Fund

On December 31, 1995, 33.1% of the fund's total net assets were invested in obligations of the Federal National Mortgage Association (FNMA), 22.3% in obligations of the Federal Home Loan Mortgage Corporations (FHLMC), 14% in obligations of the Government National Mortgage Association (GNMA), 17.4% in obligations of Small Business Administration (SBA), and 13.2% in cash and equivalents.

The performance of the Adjustable U.S. Government Fund over the past 12 months has been affected primarily by the reversal in the trend of interest rates during the year. The restrictive monetary policy to which the Federal Reserve Board adhered through 1994 and early 1995 resulted in seven separate tightening actions designed to contain potential inflationary pressures in the economy. The accompanying rise in short-term rates led to sharp declines in adjustable-rate, mortgage-backed securities (ARMs) prices as coupon adjustments, limited by periodic caps, were unable to keep pace. However, as the effect of these tightenings took hold, economic growth slowed to non-inflationary levels and the Fed shifted to a more neutral stance. Interest rates responded by moving substantially lower, causing ARM prices to appreciate as the securities caught up more quickly to earlier rate hikes.

ARMs performed well through most of 1995, though an increase in mortgage prepayments somewhat limited their price appreciation. Lower interest rates, especially long-term rates, created an incentive for homeowners to refinance from an ARM to a fixed-rate mortgage, locking in a lower rate. In an effort to reduce the negative impact of ARM prepayments, we maintained an overweighting in seasoned, non-convertible ARMs that were less likely to experience high levels of prepayments.

Going forward, we anticipate a continuation of the current slow growth, low inflation environment. This should lead to stable or slightly lower interest rates and lower levels of interest-rate volatility, which should benefit ARMs. We are actively positioning the fund to perform well in this environment. Our main concern continues to be stability of principal while maintaining a yield which is competitive with short-term alternatives.

Global Income Fund

Over the past year, performance of the global bond markets was quite positive, which benefited the fund. We attributed this positive performance primarily to the deceleration of economic growth around the world to a more sustainable non-inflationary level as well as from the increased attention placed on fiscal and monetary responsibility by governments worldwide.

Another encouraging factor for global securities was the decline in market volatility. The Bundesbank, the U.S. Federal Reserve and the Bank of Japan eased monetary policy in the third quarter of 1995, which tended to make investors more comfortable in realizing that interest rates were not going to increase with the possibility of upward growth. Higher risk markets tend to do well in this lower-volatility environment as investors stretch for additional yield, and threats to stability are seen as remote. As a result, we focused on a selection of higher-yielding markets such as Italy and Spain. By the year-end, the portfolio increased its weightings in Denmark (5.5% of total net assets), Germany (17.9%), France (7.3%), Spain (4.8%), and Japan (6.6%). To fund these new allocations, we decreased our holdings in the dollar bloc countries of Canada (4.2%), Australia (8.9%), and New Zealand (1.9%). Although our outlook for these dollar bloc countries did not change dramatically, we increased our weightings in Europe to take advantage of the attractive real rates and to further diversify the portfolio in the world market.

Our general expectation is that low volatility in global interest rates will continue into the spring of 1996. The U.S. Federal Reserve may slow the process of easing monetary policy, but we still believe the decline in rates will continue. European conditions are likely to be a mix of moderate growth and low inflation with the added benefit of fiscal reform taking place in a broad range of European markets. Finally, we think Japan is likely to remain sluggish from a growth standpoint, but the increasing export of capital to other markets should help interest rates decline further. Combined, we believe all of these factors should lead to strong fund performance throughout 1996.

High Income Fund

Over the reporting period, the fund increased its exposure in defensive industries such as healthcare services (9.8% of total net assets) and decreased exposure in more cyclical industries such as chemicals (5.6%) and automotive (1.4%). We made this move toward more defensive industries in response to the slow growth environment of 1995, as we believe industries such as healthcare provide basic necessities to the population and, therefore, tend to perform well even in a slow growth environment. In addition to these industry shifts, the fund benefited from mergers and acquisitions that occurred during the year -- especially within the healthcare industry. Abbey Healthcare merged with Homedco to form Apria Healthcare, and American Medical Holdings merged with National Medical Enterprises to form Tenet Healthcare. Acquisitions outside this industry included Dr. Pepper/7UP (acquired by Cadbury Schweppes), SHL Systemhouse (purchased by MCI), and Truck Components Inc. (acquired by Johnstown). These mergers and acquisitions were beneficial because, in most cases, the acquiring company was rated investment grade (for instance, Cadbury and MCI). Typically, the outstanding debt of the target company will be tendered for a high premium. The infusion of equity into companies through an initial offering of public stock (IPO) also benefited the fund during the fiscal year. Several companies held in the fund's portfolio announced IPOs during the year: Sola, Bell & Howell, American Standard, and Amerisource.

During the last six months of the reporting period, we increased the fund's overall credit quality by reducing exposure in lower-rated bonds -- specifically, bonds rated B2 by Moody's. On December 31, 1995, 21% of the fund's bonds were rated B2, down from 29% of total net assets at the start of the reporting period. We also increased our exposure to B1-rated bonds to 27.5% from 18%. The ratings improvement occurred because there were ratings upgrades of securities we currently hold; additionally, we recently purchased higher-rated securities.

Investment Grade Intermediate Bond Fund

Throughout the year, we maintained a weighted average portfolio quality of AA, with about 63% of the fund's total net assets invested in U.S. government or government agency bonds on December 31, 1995. The ability to exceed the total return offered by money market alternatives resulted primarily from our "putable" strategy, which provided downside protection while maintaining the potential for upside performance.

A "putable" bond grants the fund the right -- but not the obligation -- to choose a specified early redemption date (the "effective maturity") on which the holder may receive full face value regardless of how high interest rates may be at that time. This valuable "put" option limits price declines when interest rates rise. However, it does not restrict upward price movement during periods of falling interest rates and rising prices, when the market evaluates a "putable" bond in relation to its longer, final stated maturity.

"Putable" bonds represented about 21% of the portfolio's total net assets at the beginning and end of the reporting period. However -- mainly during the last half of the year, when prices rose in response to falling interest rates -- we sold those "putables" that had sharply increased in price (some to as high as 120% of par value), and replaced them with other "putables" selling at about 102% of par value. These transactions locked in substantial gains while maintaining both the potential for upside performance as well as comfortable down- side protection for the future. At year end, the portfo- lio's weighted average maturity was 1.5 years (using the "put" dates as the "effective" maturities) or 4.3 years (using the final stated maturities).

U.S. Government Securities Fund

The U.S. Government Securities Fund holds a diversified portfolio of agency mortgage and government securities, with holdings of Government National
Mortgage Association (GNMA) mortgage passthroughs as our largest positions in the fund. Some issuers of securities held by the fund over the reporting period were Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) passthroughs and debentures issued by the Financing Corporation (FICO) and the Tennessee Valley Authority (TVA). On December 31, 1995, the fund's total net asset investments consisted of 74.3% mortgage-backed securities (of which 51.2% were GNMAs), 23% other U.S. government and agency securities, and 2.7% in short-term investments.

During the year, we engaged in several transactions to take advantage of opportunities in the agency bond market. The fund performed well in 1995 as the portfolio was positioned with lower coupon mortgage passthroughs and longer maturity agency and Treasury securities, which had more exposure to interest-rate movements. As rates fell during the year under review, the portfolio exhibited strong price appreciation. Additionally, falling interest rates caused the prepayment risk for mortgages to increase, along with price premiums for older, more seasoned mortgage passthroughs exhibiting lower prepayment fluctuations.

Looking ahead, we expect the fund's mortgage passthrough holdings to benefit from a decrease in the overall volatility of interest rates as the economy settles into a slower growth pattern. Furthermore, we will continue to position the fund to take advantage of relative value opportunities in the U.S. agency and Treasury markets.

Zero Coupon Funds
(maturity dates: 2000, 2005, 2010. The 1995 fund
matured on December 15, 1995.)

The significant drop in interest rates during the report- ing period was beneficial to the Franklin Valuemark Zero Coupon Funds. The yield on the 30-year U.S. Treasury bond fell from 7.89% to 5.96%, between December 31, 1994 and December 31, 1995, and yields on Treasury securities with maturities between 2 and 10 years also fell.

The portfolios maintain a duration within 12 months of the target maturity date by investing primarily in government- and agency-backed zero coupon bonds. Although it is unlikely this year's returns will duplicate those of 1995, the outlook for fixed-income investments remains favorable as the prospects of slow to moderate economic growth and reduced inflation continue.

Fund Seeking Capital Preservation and Income

Money Market Fund

During the second half of the reporting period, the economy appeared to be growing at a quicker rate than in the first half. However, growth slowed considerably in the fourth quarter, indicated by sluggish retail, home and auto sales. Inflation also remained subdued. In response, the Federal Reserve Board (the Fed) lowered its federal funds rate twice during the reporting period to 5.75% from 6.00% in July, and further to 5.50% in December.

In this rate environment, your fund performed relatively well during the period, and -- as of December 31, 1995 -- its seven-day effective yield, which assumes the compounding of daily dividends, was 5.43%.

Throughout the reporting period, we continued to emphasize liquidity and safety by purchasing only the highest-quality securities available to money market portfolios. Additionally, we maintained our practice of purchasing money market securities with longer maturities. The fund's weighted average maturity was still fairly long at 42 days on December 31, 1995, up significantly from 33 days on December 31, 1994. By purchasing longer-dated securities with attractive rates relative to the federal funds rate -- thus lengthening the fund's average maturity -- we were able to lock in those relatively high yields for as long as possible.

Looking forward, we anticipate slow economic growth, subdued inflation and declining interest rates. Of course, we will continue to manage the fund for high quality and liquidity. Therefore, we do not invest in leveraged derivatives or other potentially volatile securities that involve undue risk.

INDEX COMPARISONS

Indices measure a variety of values -- the Dow Jones Industrial Average(R) and the Consumer Price Index are two well-known examples. On the following pages, we have compared the performance of each Valuemark fund with an appropriate index or indices. On pages 35 and 36, we have also included definitions of all the indices used.

When reviewing the comparisons, please keep in mind that indices have a number of inherent performance differentials over the Valuemark funds. First, unlike the Valuemark portfolios, which must hold a minimum amount of cash to maintain liquidity, indices do not have a cash component. Second, the Valuemark portfolios are actively managed and, thus, are subject to management fees to cover salaries to securities analysts or portfolio managers in addition to other expenses. Indices are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indices often contain a different mix of securities than the fund to which they are compared. For instance, the Valuemark U.S. Government Securities Fund is compared to the Lehman Brothers Intermediate Government Index. While the index and the fund both hold fixed-rate obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, the fund consists primarily of mortgage-backed securities (almost 78% of the fund's total net assets on December 31, 1995). The index, on the other hand, holds no mortgage-backed securities at all.

Additionally, please remember that indices are simply a measure of performance and cannot be invested in directly.

Managers' Notes to Index Comparisons:

Adjustable U.S. Government Fund: We are replacing the Lehman Brothers (1-5 years) Short U.S. Government Index with the Lehman Brothers (1-2 years) Short U.S. Government Index. We believe the Lehman Brothers 1-2 year is more appropriate since its duration better matches that of the fund. The Lehman Brothers (1-5 years) Short U.S. Government Index will be omitted beginning with the 1996 annual report.

Global Income Fund: We are adding the JP Morgan Global Index (Unhedged) as we feel it better represents the way in which we have more recently managed the fund. In the past, the fund's portfolio was hedged much more than it has been during the last few years.

Growth and Income Fund: We are omitting the Growth Fund Composite Index as we feel it is no longer appropriate. The Growth Fund Composite Index was comprised of a 75% weighting in the Russell 1000 Index (an index consisting of the top 1000 U.S. companies in terms of market capitalization) and a 25% weighting in the Russell 2000 (an index of 2000 non-large market capitalization companies). When the index was first used, it reflected the fund's strategy (e.g.: approximately 25% of the fund's assets were invested in small cap stocks). However, with the fund's strategy change in May of 1995, the average market capitalization of the stocks in the fund had been increased to $17 billion and the percentage of the fund invested in small cap stocks was less than 5% on December 31, 1995.

High Income Fund: The CS First Boston High Yield Index was added this year because we believe that its comparison of approximately 1500 high-yield corporate securities rated BBB and lower by Standard & Poor's bond rating service provides for a more appropriate comparison, given the fund's current portfolio. For this reason, the Salomon Brothers Combined Corporate Index may be removed beginning with the 1996 annual report.

Precious  Metals Fund:  We are omitting the  Philadelphia  Gold and Silver Index
(XAU) based on its limited correlation with the entire gold producing universe or the universe in which the fund invests. The index is comprised solely of seven securities: six North American gold producers and one South African closed-end fund which holds a basket of South African producers. Given that there are no Australian gold producers represented, and that the seven securities represent only a limited segment of the gold universe available for investment, we believe that using this index for a benchmark is not useful.

Real Estate Securities Fund: We are replacing the NAREIT Equity Index, an index of all publicly traded Real Estate Investment Trusts (REITs), with the Wilshire Real Estate Securities Index. We believe that the Wilshire Real Estate
Securities Index is a more appropriate comparison as it includes real estate-related securities such as developers and land owners in addition to REITs and, therefore, is more comparable with the investment strategy of the fund. The NAREIT Equity Index will be omitted beginning with the 1996 annual report. Additionally, we are omitting the National Council of Real Estate Investment Fiduciaries Index (NCREIF) due to the inability to obtain information on a timely basis.

Franklin Valuemark Funds

Total return of the fund is the percent change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions and you may have a gain or loss when you withdraw your money.

Performance shown in the graph reflects all fund operating expenses but does not include any Variable Account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the Variable Account expenses, including any applicable sales charges. Because of the complexity of certain contracts, the prospectus may also include a hypothetical illustration intended to show how the contract works and the effect of such Variable Account expenses on performance.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                  Average Annual Total Return
           1-year          5-year          Since Inception
            9.41%           5.06%              5.00%


GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                  Average Annual Total Return
           1-year          5-year          Since Inception
           14.68%           7.11%              7.87%


GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                  Average Annual Total Return
           1-year          5-year          Since Inception
           32.83%          13.31%              9.50%


GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                  Average Annual Total Return
           1-year          5-year          Since Inception
           22.40%          16.55%             11.81%


GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                  Average Annual Total Return
           1-year          5-year          Since Inception
           19.76%          15.46%              9.68%

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                  Average Annual Total Return
           1-year          5-year          Since Inception
            9.99%           7.93%              7.89%


Franklin Valuemark Funds

Total return of the fund is the percent change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions and you may have a gain or loss when you withdraw your money.

Performance shown in the graph reflects all fund operating expenses but does not include any Variable Account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the Variable Account expenses, including any applicable sales charges. Because of the complexity of certain contracts, the prospectus may also include a hypothetical illustration intended to show how the contract works and the effect of such Variable Account expenses on performance.


GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                  Average Annual Total Return
           1-year          5-year          Since Inception
            2.35%           7.83%              6.55%

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                  Average Annual Total Return
           1-year          5-year          Since Inception
           17.52%          16.64%             10.43%


GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                  Average Annual Total Return
           1-year          3-year          Since Inception
           29.74%           6.30%              7.30%


GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                  Aggregate Total Return
                     Since Inception
                         7.01%

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                  Average Annual Total Return
                  1-year      Since Inception
                   2.77%         -0.98%


GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                  Average Annual Total Return
                  1-year      Since Inception
                  12.72%          8.74%


Franklin Valuemark Funds

Total return of the fund is the percent change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions and you may have a gain or loss when you withdraw your money.

Performance shown in the graph reflects all fund operating expenses but does not include any Variable Account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the Variable Account expenses, including any applicable sales charges. Because of the complexity of certain contracts, the prospectus may also include a hypothetical illustration intended to show how the contract works and the effect of such Variable Account expenses on performance.

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                  Average Annual Total Return
           1-year          3-year          Since Inception
           10.59%          12.76%              8.92%

GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                  Average Annual Total Return
           1-year          3-year          Since Inception
            7.97%          13.19%              9.58%

GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                  Average Annual Total Return
           1-year          5-year          Since Inception
           19.46%           9.21%              8.87%

GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                  Average Annual Total Return (as of 12/14/95)
           1-year          5-year          Since Inception
           7.13%            7.85%              7.82%


GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                  Average Annual Total Return
           1-year          5-year          Since Inception
           31.35%          11.50%             11.52%

GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                  Average Annual Total Return
           1-year          5-year          Since Inception
           20.67%          11.32%             10.77%


Franklin Valuemark Funds

Total return of the fund is the percent change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions and you may have a gain or loss when you withdraw your money.

Performance shown in the graph reflects all fund operating expenses but does not include any Variable Account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the Variable Account expenses, including any applicable sales charges. Because of the complexity of certain contracts, the prospectus may also include a hypothetical illustration intended to show how the contract works and the effect of such Variable Account expenses on performance.

GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                  Average Annual Total Return
           1-year          5-year          Since Inception
           31.76%          14.02%             12.88%


GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                  Average Annual Total Return
           1-year          5-year          Since Inception
           42.79%          15.66%             13.84%


INDEX DEFINITIONS

  Consumer Price Index (CPI)

     Measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United States published by the U.S. Bureau of Labor Statistics.

  CS First Boston High Yield

     Unmanaged, trader-priced portfolio constructed to mirror the public high yield debt market (revisions to the index are effected weekly).

  International Finance Corporation's
  (IFC) Investable Composite Index

     Emerging markets index that includes 650 stocks from 18 countries including Mexico, South Korea, Brazil, Jordan, and Turkey.

  JP Morgan Global Bond Index
  (Unhedged)

     A total return index that tracks the traded sovereign issues of 13 international markets. Each market is weighted according to its traded market capitalization in U.S. dollar terms, and all issues included in the index are liquid with remaining maturities of greater than 13 months.

  Lehman Brothers
  Government/Corporate Bond Index

     Includes fixed-rate debt that is rated investment grade or higher by Moody's, Standard & Poor's, or Fitch. Debt is issued by the U.S. government and its agencies, domestic corporations, and foreign dollar-denominated securities.

  Lehman Brothers Intermediate
  Government Index

     Includes fixed-rate debt that is rated investment grade or higher by Moody's, Standard & Poor's, or Fitch. Debt is issued by the U.S. government and its agencies, and has a maturity of one to ten years.

  Lehman Brothers
  Short U.S. Government Index

     Includes fixed-rate debt that is rated investment grade or higher by Moody's, Standard & Poor's, or Fitch. Debt is issued by the U.S. government and its agencies, and has a maturity of one to five years.

  Lipper Income Average

     Consists  of 21 equity  funds  that  normally  seek a high level of current
     income  through   investing  in   income-producing   stocks,   bonds,   and
     money-market instruments.

  Merrill Lynch Treasury Zero Coupon
  Two-, Five-, Ten- and Twenty-Year Indices

     Includes two-, five-, ten- and twenty-year zero coupon bonds, respectively, which pay no interest and are issued at a discount from redemption price.

  Morgan Stanley Capital International
  Europe Australia Far East (EAFE) Index

     Includes approximately 1000 companies representing the stock markets of 18 countries in Europe, Australia, New Zealand, and the Far East. The average company has a market capitalization of over $3 billion. This is a total return index in U.S. dollars, with gross dividends reinvested.

  Morgan Stanley Capital International
  (MSCI) Pacific Basin Index

     Includes over 400 companies in the five countries of Australia, Hong Kong, Japan, New Zealand, and Singapore/Malaysia. This is a total return index in U.S. dollars, with gross dividends reinvested.

  Morgan Stanley Capital International
  (MSCI) World Index

     Includes approximately 1450 securities listed on the stock exchanges of 20 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total return index in U.S. dollars, with gross dividends reinvested.

  National Association of Real Estate
  Investment Trust, Inc. (NAREIT)

     Represents equity Real Estate Investment Trusts (REITs). Includes REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. It is calculated as market-value-weighted averages of all actively traded companies that were tax-qualified REITs for their most recent fiscal year.

  Salomon Brothers
  Combined Corporate Index

     Includes all corporate issues, rated from AAA to CCC, from the High Yield Market Index and the corporate component from the Salomon Brothers Broad Investment Grade Bond Index.

  Salomon Brothers World Government
  Hedged Index

     Currency-hedged index uses rolling one-month forward exchange contracts as hedging instruments. Total return in U.S. dollars.

  Six-Month CD rates

     Estimated monthly return averaging the top rates paid by major New York banks on primary new issues of negotiable CDs. Published by Micropal.

  Standard & Poor's 500 Stock Index(R)
  (S&P 500(R))

     Consists of 500 widely held common stocks within four sectors (industrials, utilities, financial, and transportation). This index, calculated by Standard & Poor's Corporation, is a total return index with dividends reinvested.

  Wilshire Midcap Growth Index

     Overlaps both the top 750 and the next 1750 of the Wilshire 2500 stock universe. Includes companies that have market capitalizations ranging from $300 million to $1.3 billion.

  Wilshire Real Estate Securities Index

     A market capitalization weighted index of publicly traded real estate securities such as Real Estate Investment Trusts (REITs), Real Estate Operating Companies (REOCs), and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate.




FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


    Face                                                                                                               Value
   Amount        Adjustable U.S. Government Fund                                                                     (Note 1)
------------------------------------------------------------------------------------------------------------------------------
                 Adjustable Rate Mortgage Securities  86.8%
                 Federal Home Loan Mortgage Corp. (FHLMC)  22.3%
  $  604,441     FHLMC, Cap 12.34%, Margin 2.00% + CMT, Resets Semi-Annually, 7.091%, 11/01/18 ................     $   615,931
   6,516,366     FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annually, 7.755%, 06/01/22 ...................       6,721,695
     405,932     FHLMC, Cap 13.00%, Margin 2.00% + CMT, Resets Semi-Annually, 8.00%, 07/01/18 .................         418,345
   2,987,296     FHLMC, Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 7.668%, 09/01/19 ....................       3,079,072
   3,688,977     FHLMC, Cap 13.125%, Margin 2.00%, + CMT, Resets Annually, 8.112%, 07/01/18 ...................       3,801,823
     758,937     FHLMC, Cap 13.364%, Margin 2.225% + CMT, Resets Annually, 7.97%, 07/01/19 ....................         785,339
   8,907,981     FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 7.928%, 02/01/19 ...................       9,211,364
   6,777,840     FHLMC, Cap 13.50%, Margin 2.03% + CMT, Resets Annually, 7.885%, 05/01/18 .....................       6,976,634
   2,036,365     FHLMC, Cap 13.605%, Margin 2.20% + CMT, Resets Annually, 7.816%, 02/01/19 ....................       2,107,536
   8,377,072     FHLMC, Cap 13.879%, Margin 2.089% + CMT, Resets Annually, 7.822%, 04/01/18 ...................       8,638,519
                                                                                                                   -------------
                       Total Federal Home Loan Mortgage Corp. (Cost $42,465,408) ..............................      42,356,258
                                                                                                                   -------------
                 Federal National Mortgage Association (FNMA)  33.1%
   5,159,858     FNMA, Cap 11.76%, Margin 2.15% + CMT, Resets Annually, 7.893%, 10/01/22 ......................       5,353,327
   8,390,050     FNMA, Cap 12.22%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 7.293%, 06/01/18 ..........       8,546,944
   1,256,923     FNMA, Cap 12.248%, Margin 1.749% + COFI, Resets Annually, 6.443%, 02/01/28 ...................       1,264,716
   1,081,982     FNMA, Cap 12.323%, Margin 1.66% + CMT, Resets Annually, 7.652%, 03/01/21 .....................       1,103,232
   2,544,410     FNMA, Cap 12.49%, Margin 2.00% + CMT, Resets Annually, 7.944%, 02/01/19 ......................       2,630,181
     871,256     FNMA, Cap 12.75%, Margin 2.125% + CMT, Resets Annually, 8.125%, 06/01/18 .....................         904,434
   4,454,797     FNMA, Cap 12.786%, Margin 1.25% + COFI, Resets Monthly, 6.383%, 02/01/03 .....................       4,474,041
   7,722,001     FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 7.967%, 09/01/18 ....................       8,023,235
     724,829     FNMA, Cap 12.981%, Margin 2.011% + CMT, Resets Annually, 7.787%, 08/01/20 ....................         749,828
   1,000,059     FNMA, Cap 13.099%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 7.574%, 07/01/20 .........       1,019,390
   4,935,228     FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 7.866%, 07/01/19 ....................       5,123,211
     384,866     FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 7.792%, 01/01/18 ....................         397,996
     758,068     FNMA, Cap 13.793%, Margin 2.167% + CMT, Resets Annually, 7.911%, 06/01/18 ....................         785,673
   1,360,922     FNMA, Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.893%, 07/01/24 ..........       1,352,362
     522,539     FNMA, Cap 13.843%, Margin 1.25% + COFI, Resets Monthly, 6.361%, 02/01/17 .....................         523,981
     900,053     FNMA, Cap 14.071%, Margin 1.25% + COFI, Resets Monthly, 6.383%, 12/01/18 .....................         902,816
   1,519,528     FNMA, Cap 14.428%, Margin 2.125% + CMT, Resets Annually, 7.75%, 04/01/19 .....................       1,560,312
   6,398,019     FNMA, Cap 14.625%, Margin 1.25% + COFI, Resets Monthly, 6.459%, 06/01/02 .....................       6,403,649
   4,722,374     FNMA, Cap 14.808%, Margin 1.825% + 3CMT, Resets Tri-Annually, 8.427%, 07/01/20 ...............       4,924,303
   6,653,769     FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 8.506%, 03/01/20 ...............       6,984,062
                                                                                                                   -------------
                       Total Federal National Mortgage Association (Cost $63,165,843) .........................      63,027,693
                                                                                                                   -------------
                 Government National Mortgage Association (GNMA)  14.0%
   7,646,288     GNMA, Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 7.25%, 08/20/23 .......................       7,851,360
   4,254,765     GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 7.25%, 07/20/17 .......................       4,362,240
      93,286     GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 7.25%, 07/20/23 .......................          95,788
   4,179,742     GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 7.25%, 08/20/23 .......................       4,291,842
   3,818,388     GNMA, Cap 11.50%, Margin 2.50% + CMT, Resets Annually, 6.50%, 07/20/25 .......................       3,917,208
     530,009     GNMA, Cap 12.75%, Margin 1.50% + CMT, Resets Annually, 6.75%, 10/20/17 .......................         540,249
     428,470     GNMA, Cap 13.50%, Margin 1.50% + CMT, Resets Annually, 6.75%, 12/20/17 .......................         436,748
   5,075,461     GNMA, Cap 14.00%, Margin 1.50% + CMT, Resets Annually, 6.75%, 01/20/16 .......................       5,164,027
                                                                                                                   -------------
                       Total Government National Mortgage Association (Cost $26,901,113) ......................      26,659,462
                                                                                                                   -------------
                 Small Business Administration (SBA)  17.4%
  10,642,693     SBA, Cap 10.50%, Margin Prime - 0.50%, Resets Quarterly, 8.25%, 03/25/19 .....................      11,028,490
   8,637,536     SBA, Cap 10.85%, Margin Prime - 0.40%, Resets Quarterly, 8.35%, 06/25/19 .....................       9,023,525
  12,241,057     SBA, Cap 10.875%, Margin Prime - 0.125%, Resets Quarterly, 8.625%, 03/25/18 ..................      12,937,268
                                                                                                                   -------------
                       Total Small Business Administration (Cost $33,539,337) .................................      32,989,283
                                                                                                                   -------------
                       Total Long Term Investments (Cost $166,071,701) ........................................     165,032,696
                                                                                                                   -------------
               e Short Term Investments
                 U.S. Government Securities  10.3%
$19,775,000      U.S. Treasury Bills, 4.99% - 5.61%, 04/04/96 -10/17/96 (Cost $19,458,464) ....................    $ 19,497,446
                                                                                                                   -------------
                       Total Investments Before Repurchase Agreements (Cost $185,530,165) .....................     184,530,142
                                                                                                                   -------------
             f,g Receivables From Repurchase Agreements  1.9%
   3,463,305     Joint Repurchase Agreement, 5.745%, 01/02/96, (Maturity Value $3,606,166) (Cost $3,603,866)
                  Bear Stearns & Co., Inc., (Maturity Value $548,858)
                   Collateral: U.S. Treasury Notes, 5.75% - 8.875%, 02/29/96 - 08/31/00
                  Daiwa Securities America, Inc., (Maturity Value $313,018)
                   Collateral: U.S. Treasury Bills, 08/22/96
                               U.S. Treasury Notes, 5.125% - 6.25%, 08/31/96 - 06/30/98
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $548,858)
                   Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 03/31/97 - 11/30/99
                  Fuji Securities, Inc., (Maturity Value $548,858)
                   Collateral: U.S. Treasury Notes, 7.50%, 12/31/96 - 10/31/99
                  Lehman Brothers, Inc., (Maturity Value $548,858)
                   Collateral: U.S. Treasury Notes, 5.75% - 8.75%, 09/30/97 - 09/30/00
                  SBC Capital Markets, Inc., (Maturity Value $548,858)
                   Collateral: U.S. Treasury Notes, 7.50%, 10/31/99
                  UBS Securities, Inc., (Maturity Value $548,858)
                   Collateral: U.S. Treasury Notes, 6.75% - 7.75%, 04/30/97 - 01/31/00 ........................       3,603,866
                                                                                                                   -------------
                           Total Investments (Cost $189,134,031)  99.0% .......................................     188,134,008
                           Other Assets and Liabilities, Net  1.0% ............................................       1,965,589
                                                                                                                   -------------
                           Net Assets  100.0% .................................................................    $190,099,597
                                                                                                                   =============


                 At December 31, 1995, the net unrealized depreciation based on the cost of investments for income tax purposes of $189,134,031 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which there was an
                    excess of value over tax cost .............................................................      $  584,844
                   Aggregate gross unrealized depreciation for all investments in which there was an
                    excess of tax cost over value .............................................................      (1,584,867)
                                                                                                                   -------------
                   Net unrealized depreciation ................................................................  $   (1,000,023)
                                                                                                                   =============



PORTFOLIO ABBREVIATIONS:
3CMT   -  3 Year Constant Maturity Treasury Index
CMT    -  1 Year Constant Maturity Treasury Index
COFI   -  11th District Cost of Funds Index
DR     -  Discount Rate
TB     -  Treasury Bill Rate




eCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the
Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.
fFace amount for repurchase agreements is for the underlying collateral.
gSee Note 1(h) regarding joint repurchase agreement.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


                 Face                                                                                                  Value
Country*        Amount        Global Income Fund                                                                     (Note 1)
------------------------------------------------------------------------------------------------------------------------------
                             aBonds  94.1%
                              Argentina  4.1%
    US           2,500,000   bHidro Electrica Alicura, SA, 8.375%, 03/15/99 ...................................     $ 2,328,125
    US          13,500,000    Republic of Argentina, Series L, VRN, 4.25%, 03/31/23 ...........................       7,703,438
                                                                                                                   -------------
                                                                                                                     10,031,563
                                                                                                                   -------------
                              Australia  8.9%
    AU           7,000,000    IBM Australia, 12.00%, 03/26/96 .................................................       5,261,550
    AU           9,000,000    New South Wales Treasury Corp., 7.00%, 04/01/04 .................................       6,168,196
    AU           7,000,000    New South Wales Treasury Corp., 6.50%, 05/1/06 ..................................       4,508,971
    AU           5,570,000    Queensland Treasury Corp., 8.875%, 11/08/96 .....................................       4,194,142
    AU           2,000,000    Queensland Treasury Corp., 8.00%, 05/14/03 ......................................       1,468,070
                                                                                                                   -------------
                                                                                                                     21,600,929
                                                                                                                   -------------
                              Canada  4.2%
    CA          11,910,000    Government of Canada, 10.50%, 03/01/01 ..........................................      10,179,532
                                                                                                                   -------------
                              Denmark  5.5%
    DK          25,917,000    Government of Denmark, 8.00%, 05/15/03 ..........................................       4,958,315
    DK          43,000,000    Kingdom of Denmark, 8.00%, 11/15/01 .............................................       8,310,898
                                                                                                                   -------------
                                                                                                                     13,269,213
                                                                                                                   -------------
                              France  7.3%
    FR          26,670,000    Government of France, 8.125%, 05/25/99 ..........................................       5,862,553
    FR          26,850,000    Government of France, 8.50%, 03/28/00 ...........................................       6,030,147
    FR          25,306,000    Government of France, 9.50%, 01/25/01 ...........................................       5,950,553
                                                                                                                   -------------
                                                                                                                     17,843,253
                                                                                                                   -------------
                              Germany  17.9%
    DD          10,140,000    Deutsche Bundespost, 7.75%, 10/01/04 ............................................       7,768,779
    DD           5,840,000    Federal Republic of Germany, Bundeschatweis, 6.875%, 12/02/98 ...................       4,359,485
    DD           7,350,000    Federal Republic of Germany, Bundesobl, 5.375%, 02/22/99 ........................       5,284,743
    DD          12,520,000    Federal Republic of Germany, Bundes, 8.00%, 01/21/02 ............................       9,839,294
    DD          14,055,000    Federal Republic of Germany, Unity, 8.75%, 08/20/01 .............................      11,417,084
    DD           6,720,000    International Bank for Reconstruction and Development, 7.125%, 04/12/05 .........       4,982,889
                                                                                                                   -------------
                                                                                                                     43,652,274
                                                                                                                   -------------
                              India  .4%
    US           1,000,000   bEssar Gujarat, Ltd., FRN, 8.40%, 07/15/99 .......................................         990,000
                                                                                                                   -------------
                              Italy  4.0%
    IT       4,885,000,000    Buoni Poliennali del Tes, 8.50%, 08/01/99 .......................................       2,906,548
    IT       3,145,000,000    Buoni Poliennali del Tes, 10.50%, 09/01/05 ......................................       1,963,335
    IT       7,590,000,000    Government of Italy, 10.50%, 07/15/00 ...........................................       4,817,075
                                                                                                                   -------------
                                                                                                                      9,686,958
                                                                                                                   -------------
                              Japan  6.6%
    JP         505,000,000    European Investment Bank, 5.875%, 11/26/99 ......................................       5,719,357
    JP         714,000,000    European Investment Bank, 6.625%, 03/15/00 ......................................       8,314,504
    JP         176,000,000    International Bank for Reconstruction and Development, 6.75%, 03/15/00 ..........       2,058,886
                                                                                                                   -------------
                                                                                                                     16,092,747
                                                                                                                   -------------
                              Mexico  2.5%
    US           5,000,000   bUnited Mexican States, FRN, 11.188%, 07/20/97 ...................................       5,112,500
    US             300,000    United Mexican States, FRN, 7.609%, 03/31/08 ....................................         271,125
    US             600,000    United Mexican States, Series B, 6.25%, 12/31/19 ................................         393,000
    US             400,000    United Mexican States, Series D, FRN, 6.875%, 12/31/19 ..........................         288,000
                                                                                                                   -------------
                                                                                                                      6,064,625
                                                                                                                   -------------
                              New Zealand  1.9%
    NZ           3,760,000    Government of New Zealand, 6.50%, 02/15/00 ......................................     $ 2,379,608
    NZ           3,435,000    Government of New Zealand, 8.00%, 04/15/04 ......................................       2,348,790
                                                                                                                   -------------
                                                                                                                      4,728,398
                                                                                                                   -------------
                              Spain  4.8%
    ES         520,280,000    Government of Spain, 12.25%, 03/25/00 ...........................................       4,714,260
    ES         462,400,000    Government of Spain, 11.30%, 01/15/02 ...........................................       4,107,469
    ES         335,400,000    Government of Spain, 10.00%, 02/28/05 ...........................................       2,805,138
                                                                                                                   -------------
                                                                                                                     11,626,867
                                                                                                                   -------------
                              Sweden  2.0%
    SE          19,700,000    Kingdom of Sweden, 10.25%, 05/05/03 .............................................       3,282,874
    SE           8,900,000    Kingdom of Sweden, 9.00%, 04/20/09 ..............................................       1,392,780
    SE           1,100,000    Sweden National Housing Finance Corp., 12.50%, 01/23/97 .........................         172,351
                                                                                                                   -------------
                                                                                                                      4,848,005
                                                                                                                   -------------
                              United Kingdom  3.0%
    GB           1,425,000    United Kingdom, 9.50%, 01/15/99 .................................................       2,387,968
    GB           3,365,000    United Kingdom, 6.75%, 11/26/04 .................................................       5,003,708
                                                                                                                   -------------
                                                                                                                      7,391,676
                                                                                                                   -------------
                              United States  21.0%
    US           4,910,000    U.S. Treasury Bonds, 7.625%, 02/15/25 ...........................................       6,003,997
    US          13,300,000    U.S. Treasury Notes, 8.875%, 02/15/99............................................      14,663,250
    US          10,850,000    U.S. Treasury Notes, 6.125%, 07/31/00............................................      11,168,665
    US           4,209,000    U.S. Treasury Notes, 8.75%, 08/15/00.............................................       4,780,498
    US           3,000,000    U.S. Treasury Notes, 7.50%, 05/15/02 ............................................       3,326,250
    US           5,455,000    U.S. Treasury Notes, 5.75%, 08/15/03 ............................................       5,520,624
    US             380,000    U.S. Treasury Notes, 11.625%, 11/15/04 ..........................................         537,818
    US           4,692,000    U.S. Treasury Notes, 6.50%, 05/15/05.............................................       4,991,866
                                                                                                                   -------------
                                                                                                                     50,992,968
                                                                                                                   -------------
                                    Total Long Term Investments (Cost $225,570,756)............................     228,999,008
                                                                                                                   -------------
                             eShort Term Investments  1.7%
                              Sweden  1.1%
    SE          20,000,000   hSweden Treasury Bills, 0.00%, 11/20/96 (Cost $2,837,518).........................       2,790,519
                                                                                                                   -------------
                              Certificates of Deposit.6%
    TH          10,000,000    Bangkok Bank, 11.50%, 05/16/96 ..................................................         396,553
    TH          10,000,000    Thailand Military Bank, 11.125%, 06/03/96 .......................................         395,077
    TH          14,000,000    Thailand Military Bank, 11.00%, 06/05/96 ........................................         552,303
                                                                                                                   -------------
                                    Total Certificates of Deposit (Cost $1,380,013)............................       1,343,933
                                                                                                                   -------------
                                    Total Investments Before Repurchase Agreements (Cost $229,788,287).........     233,133,460
                                                                                                                   -------------
                             fReceivables From Repurchase Agreements  .9%
    US           2,145,000    SBC Capital Markets, Inc., 5.70%, 01/02/96, (Maturity Value $2,286,447)
                               (Cost $2,285,000)
                               Collateral: U.S. Treasury Notes, 7.75%, 11/30/99 ...............................     $ 2,285,000
                                                                                                                   -------------
                                        Total Investments (Cost $232,073,287)96.7%.............................     235,418,460
                                        Other Assets and Liabilities, Net  3.3% ...............................       7,775,624
                                                                                                                   -------------
                                        Net Assets  100.0%.....................................................    $243,194,084
                                                                                                                   =============


                              At December 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $232,073,287 was as follows:
                                Aggregate gross unrealized appreciation for all investments in which there was an
                                 excess of value over tax cost.................................................     $ 7,007,487
                                Aggregate gross unrealized depreciation for all investments in which there was an
                                 excess of tax cost over value.................................................      (3,662,314)
                                                                                                                   -------------
                                Net unrealized appreciation....................................................     $ 3,345,173
                                                                                                                   =============



COUNTRY LEGEND:
AU   - Australia
CA   - Canada
DD   - Germany
DK   - Denmark
ES   - Spain
FR   - France
GB   - United Kingdom
IT   - Italy
JP   - Japan
NZ   - New Zealand
SE   - Sweden
TH   - Thailand
US   - United States of America

PORTFOLIO ABBREVIATIONS:
FRN   - Floating Rate Notes
VRN   - Variable Rate Notes




*Face amount is stated in foreign currency and value is stated in U.S. dollars. bSee Note 8 regarding Rule 144A securities.
eCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. fFace amount for repurchase agreements is for the underlying collateral.
hZero coupon bonds. Accretion rate may vary.



The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


   Shares/                                                                                                             Value
  Warrants      High Income Fund                                                                                     (Note 1)
------------------------------------------------------------------------------------------------------------------------------
               aCommon Stocks & Warrants  .2%
     33,568     Bucyrus-Erie Co................................................................................      $  272,740
      6,500     Dial Page, Inc., warrants .....................................................................              65
      6,900     Empire Gas Corp., warrants.....................................................................              69
         70     Foodmaker, Inc., warrants .....................................................................           1,038
      5,000     Gulf States Steel, warrants ...................................................................          50,000
     19,386     Kash N' Karry Food Stores, Inc.................................................................         508,883
        395     Thermadyne Holdings Corp. .....................................................................           7,159
                                                                                                                   -------------
                      Total Common Stocks & Warrants (Cost $1,197,658).........................................         839,954
                                                                                                                   -------------
                Preferred Stocks  2.3%
      7,437     Panamsat Corp., 12.75%, pfd., PIK (Cost $7,467,762)............................................       8,403,810
                                                                                                                   -------------
                      Total Common Stocks & Warrants, and Preferred Stocks (Cost $8,665,420)...................       9,243,764
                                                                                                                   -------------
    Face
   Amount
  -------
                Bonds   93.2%
                Automotive  1.4%
 $  125,000     Motor Wheel Corp., senior notes, Series B, 11.50%, 03/01/00 ...................................         110,625
  4,500,000     SPX Corp., senior sub. notes, 11.75%, 06/01/02 ................................................       4,837,500
                                                                                                                   -------------
                                                                                                                      4,948,125
                                                                                                                   -------------
                Cable Television  10.6%
  4,000,000     Cablevision Industries Corp., senior sub. deb., 9.25%, 04/01/08 ...............................       4,340,000
  1,500,000     Cablevision System Corp., senior sub. deb., 9.25%, 11/01/05 ...................................       1,571,250
  2,000,000     Cablevision System Corp., senior sub. deb., 9.875%, 04/01/23 ..................................       2,085,000
  2,000,000     Comcast Corp., senior sub. deb., 9.125%, 10/15/06 .............................................       2,090,000
  2,000,000     Comcast Corp., senior sub. deb., 9.50%, 01/15/08 ..............................................       2,120,000
    500,000     Continental Cablevision, Inc., senior deb., 8.875%, 09/15/05 ..................................         525,000
  1,500,000     Continental Cablevision, Inc., senior deb., 9.50%, 08/01/13 ...................................       1,597,500
  1,000,000     Continental Cablevision, Inc., senior sub. deb., 11.00%, 06/01/07 .............................       1,120,000
  2,900,000     Continental Cablevision, Inc., senior sub. deb., 9.00%, 09/01/08 ..............................       3,045,000
  2,700,000    cDiamond Cable Communications Co., senior disc. notes, zero coupon
                 to 12/15/00, (original accretion rate 11.75%), 11.75% thereafter, 12/15/05....................       1,593,000
  2,200,000     Le Groupe Videotron Ltee, senior notes, 10.625%, 02/15/05 .....................................       2,356,750
  4,500,000    dRogers Cablesystems, Inc., senior secured deb. (Canada), 9.65%, 01/15/14 ......................       2,888,419
  1,500,000     Rogers Communications, Inc., senior deb., 10.875%, 04/15/04 ...................................       1,565,625
  8,000,000    cTelewest, Plc., senior deb., zero coupon to 10/01/00, (original accretion rate 11.00%),
                 11.00% thereafter, 10/01/07 ..................................................................       4,820,000
  1,500,000     Time Warner, Inc., senior notes, 10.15%, 05/01/12 .............................................       1,871,448
  1,500,000     Time Warner, Inc., sub. deb., 9.125%, 01/15/13 ................................................       1,676,250
  3,000,000     Turner Broadcasting Systems, Inc., senior deb., 8.40%, 02/01/24 ...............................       3,045,000
                                                                                                                   -------------
                                                                                                                     38,310,242
                                                                                                                   -------------
                Chemicals  5.6%
  3,750,000     Applied Extrusion Technology, senior notes, Series B, 11.50%, 04/01/02 ........................       4,045,313
  5,000,000     Arcadian Partners L.P., senior notes, Series B, 10.75%, 05/01/05 ..............................       5,525,000
  2,500,000     Harris Chemical of North America, senior sub. notes, 10.75%, 10/15/03 .........................       2,262,500
  3,000,000     IMC Global, Inc., senior notes, 9.25%, 10/01/00 ...............................................       3,210,000
  1,200,000     IMC Global, Inc., senior notes, Series B, 10.125%, 06/15/01 ...................................       1,323,000
  2,425,000     IMC Global, Inc., senior notes, Series B, 10.75%, 06/15/03 ....................................       2,679,625
  1,150,000     UCC Investors, senior notes, 10.50%, 05/01/02 .................................................       1,190,250
                                                                                                                   -------------
                                                                                                                     20,235,688
                                                                                                                   -------------
                Consumer Goods  4.6%
 $4,250,000    cColeman Holdings, Inc., senior secured disc. notes, (original accretion rate 10.875%), 0.00%,
                 05/27/98......................................................................................     $ 3,400,000
  5,800,000     Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03 .............................       5,133,000
  5,000,000     Revlon Consumer Products Corp., senior sub. notes, 10.50%, 02/15/03 ...........................       5,150,000
  3,000,000     RJR Nabisco, Inc., notes, 9.25%, 08/15/13 .....................................................       3,078,750
                                                                                                                   -------------
                                                                                                                     16,761,750
                                                                                                                   -------------
                Containers & Packaging  .6%
  1,000,000     Owens-Illinois, Inc., senior sub. notes, 10.00%, 08/01/02 .....................................       1,046,250
  1,000,000     Owens-Illinois, Inc., senior sub. notes, 9.75%, 08/15/04 ......................................       1,053,750
                                                                                                                   -------------
                                                                                                                      2,100,000
                                                                                                                   -------------
                Energy  1.2%
  5,000,000    cEmpire Gas Corp., units, senior secured notes, 7.00% coupon to 07/15/99,
                 12.875% thereafter, 07/15/04 .................................................................       4,200,000
                                                                                                                   -------------
                Food & Beverage  4.4%
  3,000,000     Coca Cola Bottling Group Southwest, Inc., senior sub. notes, 9.00%, 11/15/03 ..................       3,037,500
    700,000     Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 02/01/05 ................................         717,500
  1,480,000    bDel Monte Corp., sub. notes, PIK, 12.25%, 09/01/02 ............................................       1,065,600
  1,700,000     Dominick's Finer Foods, senior sub. notes, 10.875%, 05/01/05 ..................................       1,797,750
    250,000     Dr Pepper Bottling Co. of Texas, senior sub. notes, 10.25%, 02/15/00 ..........................         265,000
  4,700,000     PMI Acquisition Corp., guaranteed senior sub. notes, 10.25%, 09/01/03 .........................       4,829,250
  1,230,000     Specialty Foods Corp., senior unsecured notes, Series B, 10.25%, 08/15/01 .....................       1,162,350
  3,000,000     Texas Bottling Group, Inc., senior sub. notes, 9.00%, 11/15/03 ................................       3,015,000
                                                                                                                   -------------
                                                                                                                     15,889,950
                                                                                                                   -------------
                Food Retailing  8.1%
  2,000,000     Bruno's, Inc., senior sub. notes, 10.50%, 08/01/05 ............................................       1,985,000
  3,691,000     Grand Union Capital Corp., senior sub. notes, 12.00%, 09/01/04 ................................       3,211,170
  6,000,000     Pathmark Stores, Inc., senior sub. notes, 9.625%, 05/01/03 ....................................       5,805,000
  1,000,000     Pathmark Stores, Inc., S.F., sub. notes, 11.625%, 06/15/02 ....................................       1,010,000
  3,000,000     Penn Traffic Co., senior notes, 8.625%, 12/15/03 ..............................................       2,673,750
  1,500,000     Penn Traffic Co., senior notes, 10.375%, 10/01/04 .............................................       1,421,250
  1,500,000     Penn Traffic Co., senior sub. notes, 9.625%, 04/15/05 .........................................       1,170,000
  6,500,000     Pueblo Xtra International, senior notes, 9.50%, 08/01/03 ......................................       6,110,000
  3,750,000     Ralphs Grocery Co., senior notes, 10.45%, 06/15/04 ............................................       3,815,625
  2,000,000     Ralphs Grocery Co., senior sub. notes, 11.00%, 06/15/05 .......................................       1,960,000
                                                                                                                   -------------
                                                                                                                     29,161,795
                                                                                                                   -------------
                Forest & Paper Products  7.3%
  3,500,000     Container Corp., senior notes, Series A, 11.25%, 05/01/04 .....................................       3,587,500
  4,000,000     Fort Howard Corp., senior sub. notes, 9.00%, 02/01/06 .........................................       3,950,000
  3,000,000     Fort Howard Corp., sub. notes, 10.00%, 03/15/03 ...............................................       3,120,000
  3,000,000     Rapp International Finance Co., secured notes, 13.25%, 12/15/05 ...............................       2,955,000
  2,000,000     Repap New Brunswick, senior notes, first priority, 9.875%, 07/15/00 ...........................       2,015,000
  2,000,000     Repap New Brunswick, senior notes, second priority, 10.625%, 04/15/05 .........................       1,960,000
  3,000,000     REPAP Wisconsin, Inc., senior secured notes, 9.25%, 02/01/02 ..................................       2,865,000
  2,300,000     S.D. Warren Co., senior sub. notes, Series B, 12.00%, 12/15/04 ................................       2,541,500
  3,500,000     Tembec Finance Corp., senior notes, 9.875%, 09/30/05 ..........................................       3,456,250
                                                                                                                   -------------
                                                                                                                     26,450,250
                                                                                                                   -------------
                Gaming & Leisure  9.0%
  3,000,000     Aztar Corp., senior sub. notes, 13.75%, 10/01/04 ..............................................       3,337,500
  4,500,000     Bally's Grand, first mortgage, Series B, 10.375%, 12/15/03 ....................................       4,590,000
  $1,000,000    Grand Casinos, Inc., first mortgage, 10.125%, 12/01/03 ........................................     $ 1,050,000
  3,500,000    aHarrah's Jazz Co., first mortgage, 14.25%, 11/15/01 ...........................................         997,500
  1,500,000    bJohn Q. Hammons Hotels L.P., first mortgage, 9.75%, 10/01/05 ..................................       1,511,250
  5,900,000     Players International, Inc., senior notes, 10.875%, 04/15/05 ..................................       5,568,125
  3,000,000    bRio Hotel and Casino, Inc., senior sub. notes, 10.625%, 07/15/05 ..............................       3,090,000
  7,500,000     Showboat, Inc., senior sub. notes, 13.00%, 08/01/09 ...........................................       8,475,000
  5,000,000  b,cSix Flags Theme Parks, senior sub. notes, zero coupon to 06/15/98, (original accretion rate 12.25%),
                 12.25% thereafter, 06/15/05 ..................................................................       3,925,000
                                                                                                                   -------------
                                                                                                                     32,544,375
                                                                                                                   -------------
                Health Care Services  9.8%
  7,770,000     Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02 ..............................       8,275,050
  2,236,911     Amerisource Distribution Corp., senior deb., 11.25%, 07/15/05 .................................       2,471,787
  4,000,000     Dade International, Inc., senior sub. notes, 13.00%, 02/01/05 .................................       4,480,000
  5,500,000     Integrated Health Services, Inc., senior sub. notes, 9.625%, 05/31/02 .........................       5,589,375
  1,000,000     IVAC Corp., senior notes, 9.25%, 12/01/02 .....................................................       1,030,000
  1,000,000     Regency Health Services, Inc., senior sub. notes, 9.875%, 10/15/02 ............................         997,500
  5,500,000    cSola Group, Ltd., senior sub. notes, 6.00% coupon to 12/15/98, 9.625% thereafter, 12/15/03.....       5,266,250
    850,000     Tenet Healthcare Corp., senior notes, 9.625%, 09/01/02 ........................................         943,500
  2,400,000     Tenet Healthcare Corp., senior notes, 8.625%, 12/01/03 ........................................       2,520,000
  3,400,000     Tenet Healthcare Corp., senior sub. notes, 10.125%, 03/01/05 ..................................       3,782,500
                                                                                                                   -------------
                                                                                                                     35,355,962
                                                                                                                   -------------
                Industrial Products  6.8%
  8,500,000    cAmerican Standard, Inc., S.F., senior sub. deb., zero coupon to 06/01/98,
                 (original accretion rate 10.50%), 10.50% thereafter, 06/01/05.................................       7,310,000
  1,000,000    bDay International Group, senior sub. notes, 11.125%, 06/01/05 .................................       1,010,000
  6,500,000     Easco Corp., senior notes, Series B, 10.00%, 03/15/01 .........................................       6,500,000
  5,500,000     Nortek, Inc., senior sub. notes, 9.875%, 03/01/04 .............................................       5,142,500
  5,000,000     Pace Industries, Inc., senior notes, Series B, 10.625%, 12/01/02 ..............................       4,425,000
                                                                                                                   -------------
                                                                                                                     24,387,500
                                                                                                                   -------------
                Lodging  2.9%
  8,000,000     HMH Properties, Inc., senior secured notes, 9.50%, 05/15/05 ...................................       8,210,000
  2,310,000     Red Roof Inns, Inc., senior notes, 9.625%, 12/15/03 ...........................................       2,269,575
                                                                                                                   -------------
                                                                                                                     10,479,575
                                                                                                                   -------------
                Media & Broadcasting  7.2%
  1,000,000     Act III Broadcasting, senior sub. notes, 9.625%, 12/15/03 .....................................       1,007,500
  1,700,000     American Media Operation, senior sub. notes, 11.625%, 11/15/04 ................................       1,717,000
  2,500,000    bBenedek Broadcasting, senior notes, 11.875%, 03/01/05 .........................................       2,662,500
  6,500,000     Granite Broadcasting Corp., senior sub. notes, Series A, 10.375%, 05/15/05 ....................       6,727,500
    925,000     Infinity Broadcasting Corp., senior sub. notes, 10.375%, 03/15/02 .............................         996,688
  2,500,000     K-III Communications Corp., senior notes, 10.25%, 06/01/04 ....................................       2,687,500
  4,000,000     New World Television, Inc., S.F., senior notes, 11.00%, 06/30/05 ..............................       4,220,000
  5,000,000    dNews America Holdings, Inc., deb. (Australia), 8.625%, 02/07/14 ...............................       3,261,015
  2,500,000     Sinclair Broadcast Group, Inc., senior sub. notes, 10.00%, 09/30/05 ...........................       2,543,750
                                                                                                                   -------------
                                                                                                                     25,823,453
                                                                                                                   -------------
                Metals & Mining  2.5%
  4,000,000     Algoma Steel, Inc., first mortgage, 12.375%, 07/15/05 .........................................       3,630,000
  5,000,000     Gulf States Steel, first mortgage, 13.50%, 04/15/03 ...........................................       4,300,000
  1,110,000     Ucar Global Enterprises, Inc., senior sub. notes, Series B, 12.00%, 01/15/05 ..................       1,268,175
                                                                                                                   -------------
                                                                                                                      9,198,175
                                                                                                                   -------------
                Technology & Information Systems  3.0%
 $6,000,000     ADT Operations, guaranteed senior sub. notes, 9.25%, 08/01/03 .................................     $ 6,457,500
  1,400,000    cBell & Howell Co., senior deb., zero coupon to 03/01/00, (original accretion rate 11.50%),
                 11.50% thereafter, 03/01/05...................................................................         889,000
  2,450,000     Bell & Howell Co., senior notes, 9.25%, 07/15/00 ..............................................       2,523,500
    800,000     Bell & Howell Co., senior sub. notes, 10.75%, 10/01/02 ........................................         852,000
                                                                                                                   -------------
                                                                                                                     10,722,000
                                                                                                                   -------------
                Textiles & Apparel  1.1%
    144,200  a,lForstmann Textile, Inc., senior sub. notes, 14.75%, 04/15/99 ..................................          61,285
  4,000,000     WestPoint Stevens, Inc., senior sub. deb., 9.375%, 12/15/05 ...................................       3,970,000
                                                                                                                   -------------
                                                                                                                      4,031,285
                                                                                                                   -------------
                Transportation  4.3%
  3,000,000     Delta Airlines, Inc., S.F., equipment trust, 10.50%, 04/30/16 .................................       3,839,925
  1,600,000     Eletson Holdings, Inc., first mortgage notes, 9.25%, 11/15/03 .................................       1,582,000
  4,500,000     Gearbulk Holding, Ltd., senior notes, 11.25%, 12/01/04 ........................................       4,826,250
  5,000,000     United Airlines, S.F., pass-through trust, Series B-2, 9.06%, 09/26/14 ........................       5,412,500
                                                                                                                   -------------
                                                                                                                     15,660,675
                                                                                                                   -------------
                Utilities  1.8%
  3,000,000    cCMS Energy Corp., senior notes, Series B, zero coupon to 10/01/95,
                 (original accretion rate 9.875%), 9.875% thereafter, 10/01/99.................................       3,121,880
  3,030,410     Midland CoGeneration Venture, S.F., sub. deb., Series C, 10.33%, 07/23/02 .....................       3,200,395
      6,000     System Energy Resource, S.F., first mortgage, 11.375%, 09/01/16 ...............................           6,581
                                                                                                                   -------------
                                                                                                                      6,328,856
                                                                                                                   -------------
                Wireless Communication  1.0%
  6,500,000    cDial Call Communications, units, senior disc. notes, zero coupon to 04/15/99,
                 (original accretion rate 12.25%), 12.25% thereafter, 04/15/04 ................................       3,737,500
                                                                                                                   -------------
                      Total Bonds (Cost $331,963,734)..........................................................     336,327,156
                                                                                                                   -------------
                      Total Long Term Investments (Cost $340,629,154) .........................................     345,570,920
                                                                                                                   -------------
             f,gReceivables From Repurchase Agreements  2.3%
  7,805,217     Joint Repurchase Agreement, 5.745%, 01/02/96, (Maturity Value $8,128,835) (Cost $8,123,649)
                 Bear Stearns & Co., Inc., (Maturity Value $1,237,317)
                  Collateral: U.S. Treasury Notes, 5.75% - 8.875%, 02/29/96 - 08/31/00
                 Daiwa Securities America, Inc., (Maturity Value $704,933)
                  Collateral: U.S. Treasury Bills, 08/22/96
                              U.S. Treasury Notes, 5.125% - 6.25%, 08/31/96 - 06/30/98
                 Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,237,317)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 03/31/97 - 11/30/99
                 Fuji Securities, Inc., (Maturity Value $1,237,317)
                  Collateral: U.S. Treasury Notes, 7.50%, 12/31/96 - 10/31/99
                 Lehman Brothers, Inc., (Maturity Value $1,237,317)
                  Collateral: U.S. Treasury Notes, 5.75% - 8.75%, 09/30/97 - 09/30/00
                 SBC Capital Markets, Inc., (Maturity Value $1,237,317)
                  Collateral: U.S. Treasury Notes, 7.50%, 10/31/99
                 UBS Securities, Inc., (Maturity Value $1,237,317)
                  Collateral: U.S. Treasury Notes, 6.75% - 7.75%, 04/30/97 - 01/31/00..........................       8,123,649
                                                                                                                   -------------
                          Total Investments (Cost $348,752,803)  98.0% ........................................     353,694,569
                          Other Assets and Liabilities, Net  2.0%..............................................       7,208,977
                                                                                                                   -------------
                          Net Assets  100.0% ..................................................................    $360,903,546
                                                                                                                   =============


                At December 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $348,752,803 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost ..............................................................   $  14,337,765
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value ..............................................................      (9,395,999)
                                                                                                                   -------------
                  Net unrealized appreciation .................................................................     $ 4,941,766
                                                                                                                   =============



PORTFOLIO ABBREVIATIONS:
L.P.  - Limited Partnership
PIK   - Payment-in-Kind
S.F.  - Sinking Fund




aNon-income producing.
bSee Note 8 regarding Rule 144A securities.
cZero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.
dFace amount is stated in foreign currency and value is stated in U.S. dollars.
fFace amount for repurchase agreements is for the underlying collateral.
gSee Note 1(h) regarding joint repurchase agreement.
lSee Note 9 regarding defaulted securities.



The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


    Face                                                                                                               Value
   Amount       Investment Grade Intermediate Bond Fund                                                              (Note 1)
------------------------------------------------------------------------------------------------------------------------------
                U.S. Government, Agencies & Instrumentalities  41.1%
 $15,000,000    Federal National Mortgage Association, 6.05%, 11/10/97 ........................................   $  15,171,524
  12,000,000    Tennessee Valley Authority, bonds, (putablen 07/15/01, callable 07/15/20), 6.235%, 07/15/45 ...      12,392,364
   5,000,000    U.S. Treasury Notes, 6.50%, 04/30/97 ..........................................................       5,085,934
  10,000,000    U.S. Treasury Notes, 6.125%, 05/31/97 .........................................................      10,128,119
  15,000,000    U.S. Treasury Notes, 5.625%, 06/30/97 .........................................................      15,103,125
   5,000,000    U.S. Treasury Notes, 5.875%, 08/15/98 .........................................................       5,079,684
   5,000,000    U.S. Treasury Notes, 5.875%, 03/31/99 .........................................................       5,090,625
                                                                                                                   -------------
                      Total U.S. Government, Agencies & Instrumentalities (Cost $67,273,543) ..................      68,051,375
                                                                                                                   -------------
                Corporate Bonds  20.7%
                Consumer Goods  3.7%
   4,000,000    American Home Products, notes, 6.875%, 04/15/97 ...............................................       4,070,944
   2,000,000    Heinz (H.J.) Co., notes, 5.50%, 09/15/97 ......................................................       2,003,656
                                                                                                                   -------------
                                                                                                                      6,074,600
                                                                                                                   -------------
                Electric Utilities  1.8%
   3,000,000    Southern California Edison Co., first mortgage bonds, 6.125%, 07/15/97 ........................       3,022,524
                                                                                                                   -------------
                Financial Services  10.6%
   6,400,000    Associates Corp. of North America, deb., Series B, (putablen 03/03/98), 7.95%, 02/15/10  ......       7,305,785
   7,500,000    GE Capital Corp., medium term notes (step up to 8.125% or putablen 4/01/98), 5.80%, 04/01/08 ..       8,274,697
   2,000,000    International Lease Finance Co., notes, 6.375%, 11/01/96.......................................       2,013,028
                                                                                                                   -------------
                                                                                                                     17,593,510
                                                                                                                   -------------
                Waste Management  4.6%
   7,000,000    WMX Technologies, notes (step up to 8.00% or putablen 04/30/97), 6.22%, 04/30/04 ..............       7,716,072
                                                                                                                   -------------
                      Total Corporate Bonds (Cost $31,903,631).................................................      34,406,706
                                                                                                                   -------------
                      Total Long Term Investments (Cost $99,177,174) ..........................................     102,458,081
                                                                                                                   -------------
                Short Term Investments
                U.S. Government, Agencies & Instrumentalities  21.6%
   7,000,000    Tennessee Valley Authority, bonds, 8.25%, 11/15/96 ............................................       7,173,998
   1,000,000    U.S. Treasury Notes, 7.50%, 01/31/96 ..........................................................       1,002,812
   8,000,000    U.S. Treasury Notes, 4.625%, 02/15/96 .........................................................       8,005,000
   1,000,000    U.S. Treasury Notes, 7.75%, 03/31/96 ..........................................................       1,006,562
   5,000,000    U.S. Treasury Notes, 5.50%, 04/30/96 ..........................................................       5,006,250
   2,500,000    U.S. Treasury Notes, 7.375%, 05/15/96 .........................................................       2,520,313
   5,000,000    U.S. Treasury Notes, 5.875%, 05/31/96 .........................................................       5,014,059
   2,000,000    U.S. Treasury Notes, 7.875%, 07/15/96 .........................................................       2,028,750
   4,000,000    U.S. Treasury Notes, 6.50%, 09/30/96 ..........................................................       4,037,500
                                                                                                                   -------------
                      Total U.S. Government, Agencies & Instrumentalities (Cost $36,067,269) ..................      35,795,244
                                                                                                                   -------------
                      Total Investments Before Repurchase Agreements (Cost $135,244,443) ......................     138,253,325
                                                                                                                   -------------
             f,gReceivables From Repurchase Agreements  12.3%
  19,636,124    Joint Repurchase Agreement, 5.745%, 01/02/96, (Maturity Value $20,450,733) (Cost $20,437,687)
                 Bear Stearns & Co., Inc., (Maturity Value $3,112,875)
                  Collateral: U.S. Treasury Notes, 5.75% - 8.875%, 02/29/96 - 08/31/00
                 Daiwa Securities America, Inc., (Maturity Value $1,773,483)
                  Collateral: U.S. Treasury Bills, 08/22/96
                              U.S. Treasury Notes, 5.125% - 6.25%, 08/31/96 - 06/30/98
                 Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $3,112,875)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 03/31/97 - 11/30/99
                 Fuji Securities, Inc., (Maturity Value $3,112,875)
                  Collateral: U.S. Treasury Notes, 7.50%, 12/31/96 - 10/31/99
                 Lehman Brothers, Inc., (Maturity Value $3,112,875)
                  Collateral: U.S. Treasury Notes, 5.75% - 8.75%, 09/30/97 - 09/30/00
                 SBC Capital Markets, Inc., (Maturity Value $3,112,875)
                  Collateral: U.S. Treasury Notes, 7.50%, 10/31/99
                 UBS Securities, Inc., (Maturity Value $3,112,875)
                  Collateral: U.S. Treasury Notes, 6.75% - 7.75%, 04/30/97 - 01/31/00..........................   $  20,437,687
                                                                                                                   -------------
                          Total Investments (Cost $155,682,130)  95.7% ........................................     158,691,012
                          Other Assets and Liabilities, Net  4.3% .............................................       7,211,982
                                                                                                                   -------------
                          Net Assets  100.0% ..................................................................    $165,902,994
                                                                                                                   =============


                At December 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $155,682,130 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost ..............................................................   $   3,675,246
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value ..............................................................        (666,364)
                                                                                                                   -------------
                  Net unrealized appreciation .................................................................     $ 3,008,882
                                                                                                                   =============




fFace amount for repurchase agreements is for the underlying collateral.
gSee Note 1(h) regarding joint repurchase agreement.
nHolder may choose either to redeem at par on any put date or, if more advantageous, to hold to final stated maturity.



The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


                                                                                                                       Value
   Shares         Precious Metals Fund                                                                               (Note 1)
------------------------------------------------------------------------------------------------------------------------------
                  Common Stocks  90.0%
                  Gold & Diversified Resources  13.3%
     160,718      Freeport-McMoRan Copper & Gold, Inc. ........................................................     $ 4,500,104
     269,429      RTZ Corp., Plc. .............................................................................       3,916,411
     159,100      Teck Corp., Class B .........................................................................       3,102,983
     270,000      Western Mining Corp., Holdings, Ltd. ........................................................       1,733,857
      28,400      Western Mining Holdings, Ltd., ADR ..........................................................         741,950
                                                                                                                   -------------
                                                                                                                     13,995,305
                                                                                                                   -------------
                  Long Life Gold Mines  45.5%
     190,900    b Ashanti Goldfields Co., Ltd. ................................................................       3,865,725
     279,595      Barrick Gold Corp. ..........................................................................       7,374,318
     103,000      Compania de Minas Buenaventura, Class C .....................................................         664,085
     199,500      Driefontein Consolidated Mines, Ltd., ADR ...................................................       2,468,813
     226,700      Hartebeestfontein Gold Mining Co., Ltd., ADR ................................................         575,229
      89,488      Homestake Mining Co. ........................................................................       1,398,250
     209,000      Kloof Gold Mining Co., Ltd., ADR ............................................................       1,972,438
      82,400      Newmont Gold Co. ............................................................................       3,605,000
      99,755      Newmont Mining Corp. ........................................................................       4,513,914
     327,500      Placer Dome, Inc. ...........................................................................       7,900,938
     553,301      Santa Fe Pacific Gold Corp. .................................................................       6,708,775
     522,000    a TVX Gold, Inc. ..............................................................................       3,680,365
     339,000      Vaal Reefs Exploration & Mining Co., Ltd., ADR ..............................................       2,161,125
      53,600      Western Areas Gold Mining Co., Ltd. .........................................................         909,752
                                                                                                                   -------------
                                                                                                                     47,798,727
                                                                                                                   -------------
                  Medium Life Gold Mines  20.4%
   1,043,600    a Acacia Resources, Ltd. ......................................................................       1,877,090
     488,700    a Amax Gold, Inc. .............................................................................       3,543,075
     324,500      Battle Mountain Gold Co. ....................................................................       2,758,250
     137,000    a Dayton Mining Corp. .........................................................................         577,043
     168,400      Echo Bay Mines, Ltd. ........................................................................       1,747,150
      15,700      FMC Gold Co. ................................................................................          64,763
     415,000    a Goldfields, Ltd. ............................................................................       1,042,558
     175,000    a Greenstone Resources, Ltd. ..................................................................         506,355
     179,000      Hemlo Gold Mines, Inc. ......................................................................       1,678,125
     271,500      Newcrest Mining, Ltd. .......................................................................       1,142,147
     895,600      Placer Pacific, Ltd. ........................................................................       1,850,523
     367,500      Plutonic Resources, Ltd. ....................................................................       1,748,127
     878,071      Poseidon Gold, Ltd. .........................................................................       1,749,041
     215,900      Sons Of Gwalia, Ltd. ........................................................................       1,187,463
                                                                                                                   -------------
                                                                                                                     21,471,710
                                                                                                                   -------------
                  Mining Finance Companies  3.2%
     109,900      DeBeers Consolidated Mines, Ltd., ADR .......................................................       3,324,475
                                                                                                                   -------------
                  Platinum Companies  7.6%
      95,000      Impala Platinum Holdings, Ltd. ..............................................................       1,732,957
      60,700      Impala Platinum Holdings, Ltd., ADR .........................................................       1,107,270
     227,442      Rustenburg Platinum Holdings, Ltd., ADR .....................................................       3,743,376
      82,300  a,b Stillwater Mining Co. .......................................................................       1,425,847
                                                                                                                   -------------
                                                                                                                      8,009,450
                                                                                                                   -------------
                        Total Common Stocks (Cost $90,278,493) ................................................      94,599,667
                                                                                                                   -------------
                  Convertible Bonds  .5%
                  Mining - Precious Metals
  $  480,000      Bema Gold Corp., cvt. sub. notes, 7.50%, 02/28/00 (Cost $530,700) ...........................      $  547,200
                                                                                                                   -------------
                        Total Long Term Investments (Cost $90,809,193) ........................................      95,146,867
                                                                                                                   -------------
              f,g Receivables From Repurchase Agreements  9.7%
   9,755,575      Joint Repurchase Agreement, 5.745%, 01/02/96, (Maturity Value $10,161,516) (Cost $10,155,034)
                   Bear Stearns & Co. Inc., (Maturity Value $1,546,718)
                    Collateral: U.S. Treasury Notes, 5.75% - 8.875%, 02/29/96 - 08/31/00
                   Daiwa Securities America, Inc., (Maturity Value $881,208)
                    Collateral: U.S. Treasury Bills, 08/22/96
                                U.S. Treasury Notes, 5.125% - 6.25%, 08/31/96 - 06/30/98
                   Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,546,718)
                    Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 03/31/97 - 11/30/99
                   Fuji Securities, Inc., (Maturity Value $1,546,718)
                    Collateral: U.S. Treasury Notes, 7.50%, 12/31/96 - 10/31/99
                   Lehman Brothers, Inc., (Maturity Value $1,546,718)
                    Collateral: U.S. Treasury Notes, 5.75% - 8.75%, 09/30/97 - 09/30/00
                   SBC Capital Markets, Inc., (Maturity Value $1,546,718)
                    Collateral: U.S. Treasury Notes, 7.50%, 10/31/99
                   UBS Securities, Inc., (Maturity Value $1,546,718)
                    Collateral: U.S. Treasury Notes, 6.75% - 7.75%, 04/30/97 - 01/31/00 .......................      10,155,034
                                                                                                                   -------------
                            Total Investments (Cost $100,964,227)  100.2% .....................................     105,301,901
                            Liabilities in Excess of Other Assets  (.2)% ......................................        (193,087)
                                                                                                                   -------------
                            Net Assets  100.0% ................................................................    $105,108,814
                                                                                                                   =============



                  At December 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $100,964,227 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which there was an
                     excess of value over tax cost ............................................................     $ 9,432,139
                    Aggregate gross unrealized depreciation for all investments in which there was an
                     excess of tax cost over value ............................................................      (5,094,465)
                                                                                                                   -------------
                    Net unrealized appreciation ...............................................................     $ 4,337,674
                                                                                                                   =============



aNon-income producing.
bSee Note 8 regarding Rule 144A securities.
fFace amount for repurchase agreements is for the underlying collateral.
gSee Note 1(h) regarding joint repurchase agreement.



The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


                                                                                                                       Value
   Shares         Real Estate Securities Fund                                                                        (Note 1)
                  Common Stocks  92.2%
                  Equity REIT - Apartments  24.5%
     150,000      Amli Residential Properties Trust ...........................................................     $ 3,000,000
     240,000      Bay Apartment Communities, Inc. .............................................................       5,820,000
     110,000      Camden Property Trust .......................................................................       2,626,250
     230,000      Equity Residential Properties Trust .........................................................       7,043,750
     200,000      Evans Withycombe Residential, Inc. ..........................................................       4,300,000
     140,000      Gables Residential Trust ....................................................................       3,202,500
     135,000      Irvine Apartment Communities, Inc. ..........................................................       2,598,750
      53,700      Merry Land & Investment Co. .................................................................       1,268,663
     185,000      Oasis Residential, Inc. .....................................................................       4,208,750
     175,000      Post Properties, Inc. .......................................................................       5,578,125
     253,500      Security Capital Pacific Trust ..............................................................       5,006,625
     220,000      South West Property Trust ...................................................................       2,970,000
     160,000      Summit Properties, Inc. .....................................................................       3,180,000
     100,000      United Dominion Realty Trust, Inc. ..........................................................       1,500,000
                                                                                                                   -------------
                                                                                                                     52,303,413
                                                                                                                   -------------
                  Equity REIT - Health Care  4.4%
      70,000      Health Care Property Investors, Inc. ........................................................       2,458,750
      70,000      Nationwide Health Properties, Inc. ..........................................................       2,940,000
     153,000      Omega Healthcare Investors, Inc. ............................................................       4,073,625
                                                                                                                   -------------
                                                                                                                      9,472,375
                                                                                                                   -------------
                  Equity REIT - Hotels  12.9%
     500,000      Equity Inns, Inc. ...........................................................................       5,750,000
     242,000      FelCor Suite Hotels, Inc. ...................................................................       6,715,500
      60,000      Patriot American Hospitality, Inc. ..........................................................       1,545,000
     243,000      RFS Hotel Investors, Inc. ...................................................................       3,736,125
     123,200      Starwood Lodging Trust ......................................................................       3,665,200
     525,000    i Winston Hotels, Inc. ........................................................................       6,234,375
                                                                                                                   -------------
                                                                                                                     27,646,200
                                                                                                                   -------------
                  Equity REIT - Industrial  9.4%
     105,000      CenterPoint Properties Corp. ................................................................       2,428,125
     112,500      Duke Realty Investments, Inc. ...............................................................       3,529,688
     175,000      Liberty Property Trust ......................................................................       3,631,250
     302,283      Security Capital Industrial Trust ...........................................................       5,289,952
     100,000      Spieker Properties, Inc. ....................................................................       2,512,500
     110,000      Weeks Corp. .................................................................................       2,763,750
                                                                                                                   -------------
                                                                                                                     20,155,265
                                                                                                                   -------------
                  Equity REIT - Mixed Property Type  1.1%
      95,000      Colonial Properties Trust ...................................................................       2,422,500
                                                                                                                   -------------
                  Equity REIT - Office  4.1%
      60,000      Beacon Properties Corp. .....................................................................       1,380,000
      90,000      Crescent Real Estate Equities, Inc. .........................................................       3,071,250
     150,000      Highwoods Properties, Inc ...................................................................       4,237,500
                                                                                                                   -------------
                                                                                                                      8,688,750
                                                                                                                   -------------
                  Equity REIT - Residential Communities  4.3%
     185,000      Manufactured Home Communities, Inc. .........................................................       3,237,500
     125,000      ROC Communities, Inc. .......................................................................       3,000,000
     110,000      Sun Communities, Inc. .......................................................................       2,901,250
                                                                                                                   -------------
                                                                                                                      9,138,750
                                                                                                                   -------------
                  Equity REIT - Retail - Community Centers  4.3%
     102,000      Developers Diversified Realty Corp. .........................................................     $ 3,060,000
      97,500      Kimco Realty Corp. ..........................................................................       2,656,875
      90,000      Vornado Realty Trust ........................................................................       3,375,000
                                                                                                                   -------------
                                                                                                                      9,091,875
                                                                                                                   -------------
                  Equity REIT - Retail - Outlet Centers  2.0%
      75,000      Chelsea GCA Realty, Inc. ....................................................................       2,250,000
      80,000      Tanger Factory Outlet Centers, Inc. .........................................................       2,000,000
                                                                                                                   -------------
                                                                                                                      4,250,000
                                                                                                                   -------------
                  Equity REIT - Retail - Regional Malls  4.6%
     160,000      DeBartolo Realty Corp. ......................................................................       2,080,000
     140,000      The Macerich Co. ............................................................................       2,800,000
     115,000      The Mills Corp. .............................................................................       1,955,000
     118,500      Simon Property Group, Inc. ..................................................................       2,888,437
                                                                                                                   -------------
                                                                                                                      9,723,437
                                                                                                                   -------------
                  Equity REIT - Storage  8.1%
     280,000      Public Storage, Inc. ........................................................................       5,320,000
     340,000      Storage Trust Realty ........................................................................       7,735,000
     130,000      Storage USA, Inc. ...........................................................................       4,241,250
                                                                                                                   -------------
                                                                                                                     17,296,250
                                                                                                                   -------------
                  Home Builders  5.6%
     100,000    a Beazer Homes USA, Inc. ......................................................................       2,062,500
      75,000      Centex Corp. ................................................................................       2,606,250
      85,000      Kaufman & Broad Home Corp. ..................................................................       1,264,375
      70,000      Lennar Corp. ................................................................................       1,758,750
     200,000    a NVR, Inc. ...................................................................................       2,000,000
     128,000    a Southern Energy Homes, Inc. .................................................................       2,240,000
                                                                                                                   -------------
                                                                                                                     11,931,875
                                                                                                                   -------------
                  Hotels  4.6%
      39,000    a Bristol Hotel Co. ...........................................................................         950,625
     470,000    a Host Marriott Corp. .........................................................................       6,227,500
     155,000    a Red Lion Hotels, Inc. .......................................................................       2,712,500
                                                                                                                   -------------
                                                                                                                      9,890,625
                                                                                                                   -------------
                  Mixed Property Type  2.3%
     500,000      Security Capital US Realty ..................................................................       5,000,000
                                                                                                                   -------------
                        Total Common Stocks (Cost $174,685,433) ...............................................     197,011,315
                                                                                                                   -------------
                  Convertible Preferred Stocks  .4%
      20,000    b Catellus Development Corp., $3.625 cvt. pfd., Series B (Cost $1,000,000) ....................         805,000
                                                                                                                   -------------
     Face
    Amount
   -------
                  Bonds  .9%
$  2,000,000      US Home Corp., cvt. sub. notes, 4.875%, 11/01/05 (Cost $1,970,000) ..........................       1,925,000
                                                                                                                   -------------
                        Total Long Term Investments (Cost $177,655,433) .......................................     199,741,315
                                                                                                                   -------------
              f,g Receivables From Repurchase Agreements  5.3%
 $10,819,750      Joint Repurchase Agreement, 5.745%, 01/02/96, (Maturity Value $11,268,262) (Cost $11,261,074)
                   Bear Stearns & Co., Inc., (Maturity Value $1,715,029)
                    Collateral: U.S. Treasury Notes, 5.75% - 8.875%, 02/29/96 - 08/31/00
                   Daiwa Securities America, Inc., (Maturity Value $978,088)
                    Collateral: U.S. Treasury Bills, 08/22/96
                                U.S. Treasury Notes, 5.125% - 6.25%, 08/31/96 - 06/30/98
                   Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,715,029)
                    Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 03/31/97 - 11/30/99
                   Fuji Securities, Inc., (Maturity Value $1,715,029)
                    Collateral: U.S. Treasury Notes, 7.50%, 12/31/96 - 10/31/99
                   Lehman Brothers, Inc., (Maturity Value $1,715,029)
                    Collateral: U.S. Treasury Notes, 5.75% - 8.75%, 09/30/97 - 09/30/00
                   SBC Capital Markets, Inc., (Maturity Value $1,715,029)
                    Collateral: U.S. Treasury Notes, 7.50%, 10/31/99
                   UBS Securities, Inc., (Maturity Value $1,715,029)
                    Collateral: U.S. Treasury Notes, 6.75% - 7.75%, 04/30/97 - 01/31/00........................    $ 11,261,074
                                                                                                                   -------------
                            Total Investments (Cost $188,916,507)  98.8% ......................................     211,002,389
                            Other Assets and Liabilities, Net  1.2% ...........................................       2,470,962
                                                                                                                   -------------
                            Net Assets  100.0 % ...............................................................    $213,473,351
                                                                                                                   =============


                  At December 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $188,916,507 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which there was an
                     excess of value over tax cost ............................................................    $ 24,703,569
                    Aggregate gross unrealized depreciation for all investments in which there was an
                     excess of tax cost over value ............................................................      (2,617,687)
                                                                                                                   -------------
                    Net unrealized appreciation ...............................................................    $ 22,085,882
                                                                                                                   =============



PORTFOLIO ABBREVIATION:
REIT   - Real Estate Investment Trust




aNon-income producing.
bSee Note 8 regarding Rule 144A securities.
fFace amount for repurchase agreements is for the underlying collateral.
gSee Note 1(h) regarding joint repurchase agreement.
iSee Note 10 regarding holdings of 5% or more of voting securities.



The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


    Face                                                                                                               Value
   Amount        U.S. Government Securities Fund                                                                     (Note 1)
------------------------------------------------------------------------------------------------------------------------------
                 Mortgage-Backed Securities  74.3%
                 Federal Home Loan Mortgage Corp. (FHLMC)  12.5%
 $25,224,495     FHLMC, 6.50%, 06/01/08 - 01/01/24 ............................................................   $  25,048,820
  18,837,152     FHLMC, 7.00%, 04/01/24 .......................................................................      19,025,524
  19,959,604     FHLMC, PL, 7.00%, 09/17/31 ...................................................................      19,834,856
   6,633,213     FHLMC, 7.50%, 11/01/22 - 05/01/24 ............................................................       6,809,412
   5,259,695     FHLMC, 8.00%, 05/01/16 - 05/01/22 ............................................................       5,450,138
   1,593,739     FHLMC, 8.50%, 04/01/18 - 03/01/22 ............................................................       1,659,783
   1,497,701     FHLMC, 9.00%, 03/01/03 - 01/01/21 ............................................................       1,558,060
     463,407     FHLMC, 9.50%, 06/01/16 - 08/01/20 ............................................................         489,910
     240,340     FHLMC, 10.00%, 08/01/20 - 10/01/20 ...........................................................         261,371
                                                                                                                   -------------
                                                                                                                     80,137,874
                                                                                                                   -------------
                 Federal National Mortgage Association (FNMA)  10.6%
   7,547,433     FNMA, 6.00%, 10/01/23 - 04/01/24 .............................................................       7,306,860
  17,376,787     FNMA, 6.50%, 01/01/24 - 06/01/24 .............................................................      17,192,158
   2,109,772     FNMA, 7.00%, 05/01/24 ........................................................................       2,128,893
  10,000,000     FNMA, PL, 7.00%, 06/17/35 ....................................................................      10,007,812
  13,210,196     FNMA, 7.50%, 04/01/23 - 08/01/25 .............................................................      13,548,708
  15,743,527     FNMA, 8.00%, 07/01/16 - 02/01/25 .............................................................      16,324,590
   1,481,255     FNMA, 8.50%, 10/01/19 - 03/01/22 .............................................................       1,546,989
     265,743     FNMA, 9.00%, 09/01/18 - 03/01/21 .............................................................         280,193
     128,024     FNMA, 9.50%, 07/01/19 - 08/01/20 .............................................................         136,426
      49,673     FNMA, 10.00%, 10/01/20 .......................................................................          54,610
                                                                                                                   -------------
                                                                                                                     68,527,239
                                                                                                                   -------------
                 Government National Mortgage Association (GNMA)  51.2%
  13,621,285     GNMA I, SF, 6.00%, 12/15/23 - 01/15/24 .......................................................      13,238,187
   2,388,010     GNMA II, 6.00%, 01/20/24 - 10/20/24 ..........................................................       2,302,938
  61,660,901     GNMA I, SF, 6.50%, 05/15/23 - 05/15/24 .......................................................      61,236,985
   8,772,140     GNMA, PL, 6.50%, 09/15/28 ....................................................................       8,667,971
  56,548,794     GNMA I, SF, 7.00%, 03/15/22 - 07/15/25 .......................................................      57,273,349
   5,199,550     GNMA II, 7.00%, 01/20/24 .....................................................................       5,230,425
   2,271,652     GNMA, PL, 7.25%, 05/15/22 - 08/15/22 .........................................................       2,308,213
     177,282     GNMA, PL, 7.50%, 03/15/28 ....................................................................         181,603
  47,536,133     GNMA I, SF, 7.50%, 02/15/17 - 06/15/23 .......................................................      48,932,508
  36,549,332     GNMA II, 7.50%, 11/20/16 - 12/20/25 ..........................................................      37,394,536
  34,306,908     GNMA I, SF, 8.00%, 04/15/05 - 06/15/25 .......................................................      35,764,949
   1,516,360     GNMA II, 8.00%, 02/20/16 - 05/20/17 ..........................................................       1,569,433
   3,114,025     GNMA I, 8.25%, 04/15/25 ......................................................................       3,259,023
  13,461,614     GNMA I, SF, 8.50%, 08/15/21 - 08/15/24 .......................................................      14,143,112
   5,554,888     GNMA I, SF, 9.00%, 04/15/16 - 02/15/21 .......................................................       5,889,922
  13,594,683     GNMA I, SF, 9.50%, 10/15/15 - 12/15/21 .......................................................      14,601,545
   4,200,000   k GNMA II, 9.50%, 04/20/25 .....................................................................       4,437,564
     395,832     GNMA II, 10.00%, 07/20/19 - 02/20/21 .........................................................         427,004
  11,213,226     GNMA I SF, 10.00%, 08/15/17 - 12/15/24 .......................................................      12,327,538
                                                                                                                   -------------
                                                                                                                    329,186,805
                                                                                                                   -------------
                       Total Mortgage-Backed Securities (Cost $461,742,320) ...................................     477,851,918
                                                                                                                   -------------
                 Other Government & Agency Securities  23.0%
   2,000,000     Federal Agriculture Mortgage Corp., 6.91%, 07/15/97 ..........................................       2,045,582
   5,000,000     Federal Farm Credit Bank, 5.80%, 09/16/03 ....................................................       4,887,250
  10,000,000     Federal Farm Credit Bank, 7.06%, 08/05/02 ....................................................      10,078,119
  10,000,000     Federal Farm Credit Bank, 7.95%, 04/01/02 ....................................................      10,270,119
   2,250,000     Federal Land Bank, 7.35%, 01/20/97 ...........................................................       2,299,189
$  8,229,753     FHA Project Loan, 7.00%, 02/01/29 ............................................................     $ 8,142,271
   3,876,000   h FICO Strips, 0.00%, 11/11/01 .................................................................       2,787,378
  10,000,000   h FICO Strips, 0.00%, 03/07/02 .................................................................       7,053,870
   1,925,000   h FICO Strips, 0.00%, 05/11/02 .................................................................       1,345,157
  10,000,000   h FICO Strips, 0.00%, 05/11/13 .................................................................       3,278,400
  15,000,000   h FICO Strips, Series 1, 0.00%, 05/11/99 .......................................................      12,487,260
   1,758,000   h FICO Strips, Series 1, 0.00%, 05/11/09 .......................................................         765,408
  11,024,000   h FICO Strips, Series 13, 0.00%, 06/27/09 ......................................................       4,755,158
   5,000,000   h FICO Strips, Series 15, 0.00%, 09/07/98 ......................................................       4,328,155
   3,202,000   h FICO Strips, Series 16, 0.00%, 04/05/09 ......................................................       1,403,741
   4,745,000   h FICO Strips, Series 16, 0.00%, 10/05/10 ......................................................       1,868,651
   2,060,000   h FICO Strips, Series A, 0.00%, 02/08/09 .......................................................         912,918
   7,000,000   h FICO Strips, Series D, 0.00%, 09/26/01 .......................................................       5,072,668
   5,000,000     Small Business Administration, 6.45%, 12/01/15 ...............................................       5,064,364
  15,000,000   h Student Loan Marketing Association, 0.00%, 05/15/14 ..........................................       3,723,823
  10,000,000   h Tennessee Valley Authority, 0.00%, 04/15/03 ..................................................       6,572,198
   6,000,000   h Tennessee Valley Authority, 0.00%, 04/15/42 ..................................................       2,185,692
   6,700,000     Tennessee Valley Authority, 6.00%, 01/15/97 ..................................................       6,740,682
   5,000,000     Tennessee Valley Authority, 6.125%, 07/15/03 .................................................       5,028,280
  10,000,000     Tennessee Valley Authority, 7.25%, 07/15/43 ..................................................      10,357,399
   1,000,000     Tennessee Valley Authority, 8.375%, 10/01/99 .................................................       1,092,130
  12,000,000     Tennessee Valley Authority, 8.625%, 11/15/29 .................................................      13,430,432
  10,000,000     U.S. Treasury Notes, 5.75%, 08/15/03 .........................................................      10,125,000
                                                                                                                   -------------
                       Total Other Government & Agency Securities (Cost $138,227,372) .........................     148,101,294
                                                                                                                   -------------
                       Total Long Term Investments (Cost $599,969,692) ........................................     625,953,212
                                                                                                                   -------------
             f,g Receivables From Repurchase Agreements  2.7%
  16,672,717     Joint Repurchase Agreement, 5.745%, 01/02/96, (Maturity Value $17,365,357) (Cost $17,354,279)
                  Bear Stearns & Co., Inc., (Maturity Value $2,643,239)
                   Collateral: U.S. Treasury Notes, 5.75% - 8.875%, 2/29/96 - 08/31/00
                  Daiwa Securities America, Inc., (Maturity Value $1,505,923)
                   Collateral: U.S. Treasury Bills, 08/22/96
                               U.S. Treasury Notes, 5.125% - 6.25%, 08/31/96 - 06/30/98
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $2,643,239)
                   Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 03/31/97 - 11/30/99
                  Fuji Securities, Inc., (Maturity Value $2,643,239)
                   Collateral: U.S. Treasury Notes, 7.50%, 12/31/96 - 10/31/99
                  Lehman Brothers, Inc., (Maturity Value $2,643,239)
                   Collateral: U.S. Treasury Notes, 5.75% - 8.75%, 09/30/97 - 09/30/00
                  SBC Capital Markets, Inc., (Maturity Value $2,643,239)
                   Collateral: U.S. Treasury Notes, 7.50%, 10/31/99
                  UBS Securities, Inc., (Maturity Value $2,643,239)
                   Collateral: U.S. Treasury Notes, 6.75% - 7.75%, 04/30/97 - 01/31/00 ........................      17,354,279
                                                                                                                   -------------
                           Total Investments (Cost $617,323,971)  100.0%.......................................     643,307,491
                           Liabilities in Excess of Other Assets ..............................................        (142,020)
                                                                                                                   -------------
                           Net Assets  100.0% .................................................................    $643,165,471
                                                                                                                   =============


                 At December 31, 1995 the net unrealized appreciation based on the cost of investments for income tax purposes of $617,323,971 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which there was an
                    excess of value over tax cost .............................................................   $  27,122,359
                   Aggregate gross unrealized depreciation for all investments in which there was an
                    excess of tax cost over value .............................................................      (1,138,839)
                                                                                                                   -------------
                   Net unrealized appreciation ................................................................   $  25,983,520
                                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
FHA    - Federal Housing Authority
FICO   - Financing Corp.
PL     - Project Loan
SF     - Single Family




fFace amount for repurchase agreements is for the underlying collateral.
gSee Note 1(h) regarding joint repurchase agreement.
hZero coupon bonds. Accretion rate may vary.
kSee Note 1(g) regarding securities purchased on a when-issued basis.



The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


    Face                                                                                                               Value
   Amount       Zero Coupon Fund - 2000                                                                              (Note 1)
------------------------------------------------------------------------------------------------------------------------------
               hLong Term Investments  99.2%
                U.S. Government & Agency Securities  97.9%
$  7,567,000    FHLB Strips, Series A-1, 0.00%, 02/25/01 ......................................................  $    5,696,913
   2,884,000    FHLB Strips, Series A-1, 0.00%, 08/25/01 ......................................................       2,108,731
     465,000    FHLB Strips, Series A-1, 0.00%, 02/25/02 ......................................................         329,972
  16,175,000    FHLMC, notes, 0.00%, 05/15/00 .................................................................      12,745,624
   5,550,000    FICO Strips, 0.00%, 02/03/01 ..................................................................       4,179,233
   9,023,000    FICO Strips, 0.00%, 03/26/01 ..................................................................       6,735,389
   2,000,000    FICO Strips, 0.00%, 04/06/01 ..................................................................       1,490,364
   1,139,000    FICO Strips, Series 1, 0.00%, 11/11/00 ........................................................         870,289
   1,000,000    FICO Strips, Series 7, 0.00%, 02/03/01 ........................................................         753,015
  17,390,000    FICO Strips, Series 12, 0.00%, 12/06/00 .......................................................      13,229,946
   6,000,000    FICO Strips, Series 12, 0.00%, 06/06/01 .......................................................       4,426,967
   4,000,000    FICO Strips, Series 13, 0.00%, 06/27/01 .......................................................       2,941,496
     148,000    FICO Strips, Series 15, 0.00%, 09/07/00 .......................................................         114,227
   5,000,000    FICO Strips, Series 15, 0.00%, 03/07/01 .......................................................       3,744,070
   5,875,000    FICO Strips, Series 17, 0.00%, 10/05/00 .......................................................       4,514,414
   6,200,000    FICO Strips, Series 18, 0.00%, 10/06/00 .......................................................       4,763,403
   4,965,000    FICO Strips, Series D, 0.00%, 09/26/00 ........................................................       3,820,756
   3,800,000    FNMA Strips, 0.00%, 11/22/99 ..................................................................       3,071,620
   1,000,000    FNMA Strips, 0.00%, 02/12/02 ..................................................................         709,272
     500,000    FNMA Strips, Series 1, 0.00%, 02/12/00 ........................................................         399,054
   1,875,000    FNMA Strips, Series 1, 0.00%, 02/01/01 ........................................................       1,415,130
   1,000,000    FNMA Strips, Series 1, 0.00%, 02/01/02 ........................................................         710,580
   3,000,000    FNMA Strips, Series 2, 0.00%, 08/12/01 ........................................................       2,193,804
   9,195,000    REFCO Strips, 0.00%, 01/15/01 .................................................................       7,018,433
   2,320,000    Tennessee Valley Authority, 0.00%, 07/15/00 ...................................................       1,805,345
   2,500,000    Tennessee Valley Authority, 0.00%, 10/15/00 ...................................................       1,918,060
      65,000    Tennessee Valley Authority, 0.00%, 01/01/01 ...................................................          48,940
  10,500,000    Tennessee Valley Authority, 0.00%, 04/15/01 ...................................................       7,810,466
   1,000,000    Tennessee Valley Authority, 0.00%, 04/15/02 ...................................................         700,866
   1,110,375    U.S. Treasury Strips, 0.00%, 11/15/00 .........................................................         852,626
   2,778,750    U.S. Treasury Strips, 0.00%, 02/15/01 .........................................................       2,101,671
  15,000,000    U.S. Treasury Strips, 0.00%, 02/15/01 .........................................................      11,424,433
  25,995,000    U.S. Treasury Strips, 0.00%, 02/15/01 .........................................................      19,808,423
                                                                                                                   -------------
                                                                                                                    134,453,532
                                                                                                                   -------------
                Other Securities - "AAA" Rated  1.3%
     220,000    InterAmerican Development Bank, 0.00%, 12/16/00 ...............................................         166,940
     405,000    International Bank for Reconstruction and Development, 0.00%, 02/15/00 ........................         322,756
     945,000    International Bank for Reconstruction and Development, 0.00%, 08/15/00 ........................         731,491
     735,000    International Bank for Reconstruction and Development, 0.00%, 02/15/01 ........................         551,770
                                                                                                                   -------------
                                                                                                                      1,772,957
                                                                                                                   -------------
                      Total Long Term Investments (Cost $123,931,184)..........................................     136,226,489
                                                                                                                   -------------
             f,gReceivables From Repurchase Agreements  .8%
   1,075,537    Joint Repurchase Agreement, 5.745%, 01/02/96, (Maturity Value $1,120,134) (Cost $1,119,419)
                 Bear Stearns & Co., Inc., (Maturity Value $170,499)
                  Collateral: U.S. Treasury Notes, 5.75% - 8.875%, 02/29/96 - 08/31/00
                 Daiwa Securities America, Inc., (Maturity Value $97,140)
                  Collateral: U.S. Treasury Bills, 08/22/96
                              U.S. Treasury Notes, 5.125% - 6.25%, 08/31/96 - 06/30/98
                 Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $170,499)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 03/31/97 - 11/30/99
                 Fuji Securities, Inc., (Maturity Value $170,499)
                  Collateral: U.S. Treasury Notes, 7.50%, 12/31/96 - 10/31/99
                 Lehman Brothers, Inc., (Maturity Value $170,499)
                  Collateral: U.S. Treasury Notes, 5.75% - 8.75%, 09/30/97 - 09/30/00
                 SBC Capital Markets, Inc., (Maturity Value $170,499)
                  Collateral: U.S. Treasury Notes, 7.50%, 10/31/99
                 UBS Securities, Inc., (Maturity Value $170,499)
                  Collateral: U.S. Treasury Notes, 6.75% - 7.75%, 04/30/97 - 01/31/00..........................     $ 1,119,419
                                                                                                                   -------------
                          Total Investments (Cost $125,050,603)  100.0%........................................     137,345,908
                          Other Assets and Liabilities, Net  ..................................................          10,813
                                                                                                                   -------------
                          Net Assets  100.0%...................................................................    $137,356,721
                                                                                                                   =============


                At December 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $125,050,603 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost ..............................................................     $12,325,056
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value ..............................................................         (29,751)
                                                                                                                   -------------
                  Net unrealized appreciation .................................................................     $12,295,305
                                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
FHLB     - Federal Home Loan Bank
FHLMC    - Federal Home Loan Mortgage Corp.
FICO     - Financial Corp.
FNMA     - Federal National Mortgage Association
REFCO    - Resolution Funding Corp.




fFace amount for repurchase agreements is for the underlying collateral.
gSee Note 1(h) regarding joint repurchase agreement.
hZero coupon bonds. Accretion rate may vary.



The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


    Face                                                                                                                Value
   Amount        Zero Coupon Fund - 2005                                                                              (Note 1)
------------------------------------------------------------------------------------------------------------------------------
                hLong Term Investments  98.5%
                 U.S. Government & Agency Securities  95.4%
$  1,000,000     FHLB Strips, Series A-1, 0.00%, 08/25/02 .....................................................       $  689,571
     800,000     FHLB Strips, Series A-1, 0.00%, 02/25/04 .....................................................          500,391
   9,110,000     FHLB Strips, Series A-1P, 0.00%, 02/25/04 ....................................................        5,698,204
  11,400,000     FICO Strips, 0.00%, 10/06/05 .................................................................        6,373,375
   3,500,000     FICO Strips, Series 1, 0.00%, 05/11/05 .......................................................        2,006,868
     829,000     FICO Strips, Series 1, 0.00%, 11/11/05 .......................................................          460,735
   3,509,000     FICO Strips, Series 2, 0.00%, 11/02/05 .......................................................        1,953,148
  11,055,000     FICO Strips, Series 12, 0.00%, 12/06/05 ......................................................        6,114,465
   2,755,000     FICO Strips, Series 13, 0.00%, 12/27/05 ......................................................        1,517,470
   2,620,000     FICO Strips, Series 15, 0.00%, 09/07/05 ......................................................        1,471,953
   6,000,000     FICO Strips, Series 16, 0.00%, 04/05/06 ......................................................        3,240,743
  10,000,000     FICO Strips, Series 19, 0.00%, 12/06/05 ......................................................        5,530,949
   6,799,000     FICO Strips, Series D, 0.00%, 09/26/05 .......................................................        3,807,760
   1,763,000     FICO Strips, Series D, 0.00%, 03/26/06 .......................................................          954,000
   5,000,000     FICO Strips, Series F, 0.00%, 03/26/05 .......................................................        2,890,224
     120,000     FNMA Strips, 0.00%, 02/12/08 .................................................................           57,343
     450,000     FNMA Strips, Series 1, 0.00%, 08/01/04 .......................................................          272,168
   1,000,000     FNMA Strips, Series 1, 0.00%, 02/12/05 .......................................................          583,511
     875,000     FNMA Strips, Series 1, 0.00%, 08/12/05 .......................................................          494,526
   4,307,000     FNMA Strips, Series 1, 0.00%, 02/01/06 .......................................................        2,360,369
     250,000     FNMA Strips, Series 1, 0.00%, 02/12/06 .......................................................          136,715
   1,730,000     FNMA Strips, Series 1, 0.00%, 02/01/08 .......................................................          828,360
   6,000,000     FNMA Strips, Series 2, 0.00%, 02/01/05 .......................................................        3,508,079
     530,000     FNMA Strips, Series 9, 0.00%, 08/01/06  ......................................................          280,968
   6,500,000     REFCO Strips, 0.00%, 01/15/06  ...............................................................        3,640,785
   3,000,000     REFCO Strips, Series R, 0.00%, 04/15/06 ......................................................        1,652,517
   5,000,000     Tennessee Valley Authority, 0.00%, 10/15/04 ..................................................        2,976,925
   2,260,000     Tennessee Valley Authority, 0.00%, 04/15/05 ..................................................        1,301,934
   1,000,000     Tennessee Valley Authority, 0.00%, 10/15/05 ..................................................          558,239
  31,140,000     U.S. Treasury Strips, 0.00%, 02/15/06 ........................................................       17,546,048
                                                                                                                   -------------
                                                                                                                      79,408,343
                                                                                                                   -------------
                 Other Securities - "AAA" Rated  3.1%
   1,500,000     Exxon Corp., 0.00%, 11/15/04 .................................................................          898,980
     541,000     International Bank of Reconstruction and Development, 0.00%, 02/15/07 ........................          275,259
   2,500,000     International Bank of Reconstruction and Development, 0.00%, 08/15/07 ........................        1,227,513
     459,000     International Bank of Reconstruction and Development, Series 2, 0.00%, 02/15/07 ..............          232,999
                                                                                                                   -------------
                                                                                                                       2,634,751
                                                                                                                   -------------
                       Total Long Term Investments (Cost $70,001,446) .........................................       82,043,094
                                                                                                                   -------------
              f,gReceivables From Repurchase Agreements  1.4%
   1,090,685     Joint Repurchase Agreement, 5.745%, 01/02/96, (Maturity Value $1,135,815) (Cost $1,135,090)
                  Bear Stearns & Co., Inc., (Maturity Value $172,871)
                   Collateral: U.S. Treasury Notes, 5.75% - 8.875%, 02/29/96 - 08/31/00
                  Daiwa Securities America, Inc., (Maturity Value $98,589)
                   Collateral: U.S. Treasury Bills, 08/22/96
                               U.S. Treasury Notes, 5.125% - 6.25%, 08/31/96 - 06/30/98
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $172,871)
                   Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 03/31/97 - 11/30/99
                  Fuji Securities, Inc., (Maturity Value $172,871)
                   Collateral: U.S. Treasury Notes, 7.50%, 12/31/96 - 10/31/99
                  Lehman Brothers, Inc., (Maturity Value $172,871)
                   Collateral: U.S. Treasury Notes, 5.75% - 8.75%, 09/30/97 - 09/30/00
                  SBC Capital Markets, Inc., (Maturity Value $172,871)
                   Collateral: U.S. Treasury Notes, 7.50%, 10/31/99
                  UBS Securities, Inc., (Maturity Value $172,871)
                   Collateral: U.S. Treasury Notes, 6.75% - 7.75%, 04/30/97 - 01/31/00 ........................      $ 1,135,090
                                                                                                                   -------------
                           Total Investments (Cost $71,136,536)  99.9% ........................................       83,178,184
                           Other Assets and Liabilities, Net  .1% .............................................           43,519
                                                                                                                   -------------
                           Net Assets  100.0% .................................................................      $83,221,703
                                                                                                                   =============


                 At December 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $71,140,704 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which there was an
                    excess of value over tax cost .............................................................      $12,037,480
                   Aggregate gross unrealized depreciation for all investments in which there was an
                    excess of tax cost over value .............................................................               --
                                                                                                                   -------------
                   Net unrealized appreciation ................................................................      $12,037,480
                                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
FHLB     - Federal Home Loan Bank
FICO     - Financing Corp.
FNMA     - Federal National Mortgage Association
REFCO    - Resolution Funding Corp.




fFace amount for repurchase agreements is for the underlying collateral.
gSee Note 1(h) regarding joint repurchase agreement.
hZero coupon bonds. Accretion rate may vary.



The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


    Face                                                                                                               Value
   Amount        Zero Coupon Fund - 2010                                                                             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
                hLong Term Investments  96.6%
                 U.S. Government & Agency Securities  91.8%
$  4,450,000     FHLMC, capital deb., 0.00%, 11/29/19 .........................................................    $    955,454
   4,040,000     FICO Strips, 0.00%, 10/06/10 .................................................................       1,590,730
  16,246,000     FICO Strips, Series 1, 0.00%, 11/11/10 .......................................................       6,353,875
   2,000,000     FICO Strips, Series 3, 0.00%, 05/30/10 .......................................................         807,612
   1,528,000     FICO Strips, Series 4, 0.00%, 10/06/10 .......................................................         601,642
   3,021,000     FICO Strips, Series 8, 0.00%, 08/03/10 .......................................................       1,203,944
   2,837,000     FICO Strips, Series 11, 0.00%, 02/08/11 ......................................................       1,089,612
   4,550,000     FICO Strips, Series 12, 0.00%, 06/06/09 ......................................................       1,970,996
   7,500,000     FICO Strips, Series 12, 0.00%, 12/06/10 ......................................................       2,918,430
   3,000,000     FICO Strips, Series 19, 0.00%, 06/06/10 ......................................................       1,209,888
   2,080,000     FICO Strips, Series 19, 0.00%, 12/06/10 ......................................................         809,378
   7,000,000     FICO Strips, Series A, 0.00%. 08/08/10 .......................................................       2,786,875
     860,000     FICO Strips, Series D, 0.00%, 03/26/10 .......................................................         351,633
   4,000,000     FICO Strips, Series D, 0.00%, 03/26/11 .......................................................       1,522,324
  12,412,000     FICO Strips, Series E, 0.00%, 11/02/10 .......................................................       4,862,699
     860,000     FICO Strips, Series F, 0.00%, 09/26/10 .......................................................         339,292
   5,311,000     FICO Strips, Series F, 0.00%, 02/08/11 .......................................................       2,039,806
   1,975,000     FNMA Strips, 0.00%, 08/12/09 .................................................................         849,475
   5,000,000     FNMA Strips, Series 1, 0.00%,02/01/10 ........................................................       2,079,620
   8,250,000     FNMA Strips, Series 1, 0.00%, 08/01/10 .......................................................       3,309,751
   1,230,000     FNMA Strips, Series 1, 0.00%, 08/12/10 .......................................................         492,334
   4,450,000     FNMA Strips, Series 1, 0.00%, 02/01/11 .......................................................       1,721,611
   3,281,000     FNMA Strips, Series 1, 0.00%, 02/01/12 .......................................................       1,184,188
  20,000,000     REFCO Strips, 0.00%, 10/15/10 ................................................................       8,160,178
   1,000,000     REFCO Strips, 0.00%, 01/15/11 ................................................................         400,838
   8,650,000     SLMA, 0.00%, 05/15/14 ........................................................................       2,147,404
     412,000     Tennessee Valley Authority, 0.00%, 01/01/10 ..................................................         168,738
  12,000,000     Tennessee Valley Authority, 0.00%, 04/15/10 ..................................................       4,915,715
   1,320,000     Tennessee Valley Authority, 0.00%, 10/15/10 ..................................................         521,850
   9,525,000     Tennessee Valley Authority, 0.00%, 04/15/11 ..................................................       3,631,472
   7,295,000     Tennessee Valley Authority, 0.00%, 10/15/11 ..................................................       2,684,662
  35,990,000     U.S. Treasury Strips, 0.00%, 11/15/10 ........................................................      14,879,017
                                                                                                                   -------------
                                                                                                                     78,561,043
                                                                                                                   -------------
                 Other Securities - "AAA" Rated  4.8%
   1,392,000     International Bank for Reconstruction and Development, 0.00%, 02/15/11 .......................         533,765
   2,800,000     International Bank for Reconstruction and Development, 0.00%, 02/15/12 .......................       1,000,084
   3,287,000     International Bank for Reconstruction and Development, 0.00%, 02/15/13 .......................       1,094,084
   4,100,000     International Bank for Reconstruction and Development, 0.00%, 08/15/13 .......................       1,317,059
     500,000     International Bank for Reconstruction and Development, Series 2, 0.00%, 02/15/11 .............         191,726
                                                                                                                   -------------
                                                                                                                      4,136,718
                                                                                                                   -------------
                       Total Long Term Investments (Cost $66,360,401) .........................................      82,697,761
                                                                                                                   -------------
              f,gReceivables From Repurchase Agreements  1.3%
   1,098,260     Joint Repurchase Agreement, 5.745%, 01/02/96, (Maturity Value $1,144,519) (Cost $1,143,789)
                  Bear Stearns & Co., Inc., (Maturity Value $174,196)
                   Collateral: U.S. Treasury Notes, 5.75% - 8.875%, 02/29/96 - 08/31/00
                  Daiwa Securities America, Inc., (Maturity Value $99,343)
                   Collateral: U.S. Treasury Bills, 08/22/96
                               U.S. Treasury Notes, 5.125% - 6.25%, 08/31/96 - 06/30/98
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $174,196)
                   Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 03/31/97 - 11/30/99
                  Fuji Securities, Inc., (Maturity Value $174,196)
                   Collateral: U.S. Treasury Notes, 7.50%, 12/31/96 - 10/31/99
                  Lehman Brothers, Inc., (Maturity Value $174,196)
                   Collateral: U.S. Treasury Notes, 5.75% - 8.75%, 09/30/97 - 09/30/00
                  SBC Capital Markets, Inc., (Maturity Value $174,196)
                   Collateral: U.S. Treasury Notes, 7.50%, 10/31/99
                  UBS Securities, Inc., (Maturity Value $174,196)
                   Collateral: U.S. Treasury Notes, 6.75% - 7.75%, 04/30/97 - 01/31/00 ........................     $ 1,143,789
                                                                                                                   -------------
                           Total Investments (Cost $67,504,190)  97.9% ........................................      83,841,550
                           Other Assets and Liabilities, Net  2.1% ............................................       1,791,242
                                                                                                                   -------------
                           Net Assets  100.0% .................................................................     $85,632,792
                                                                                                                   =============


                 At December 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $67,692,588 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which there was an
                    excess of value over tax cost .............................................................     $16,148,962
                   Aggregate gross unrealized depreciation for all investments in which there was an
                    excess of tax cost over value .............................................................              --
                                                                                                                   -------------
                   Net unrealized appreciation ................................................................     $16,148,962
                                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
FHLMC    - Federal Home Loan Mortgage Corp.
FICO     - Financing Corp.
FNMA     - Federal National Mortgage Association
REFCO    - Resolution Funding Corp.
SLMA     - Student Loan Marketing Association




fFace amount for repurchase agreements is for the underlying collateral.
gSee Note 1(h) regarding joint repurchase agreement.
hZero coupon bonds. Accretion rate may vary.



The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


    Face                                                                                                               Value
   Amount         Money Market Fund                                                                                  (Note 1)
------------------------------------------------------------------------------------------------------------------------------
                 eShort Term Investments  89.2%
                  Certificates of Deposit  17.0%
$  15,000,000     Commerzbank A.G., New York Branch, 5.78%, 01/10/96 ..........................................   $  15,000,000
   10,000,000     Lloyds Bank, Plc., New York Branch, 5.70%, 09/11/96 .........................................      10,000,672
   18,000,000     National Westminster Bank, New York Branch, 5.81%, 01/30/96 - 02/01/96 ......................      18,000,247
   20,000,000     Societe Generale, New York Branch, 5.78% - 5.90%, 01/09/96 - 05/13/96 .......................      20,000,000
   10,000,000     Svenska Handelsbanken, Inc., New York Branch, 5.82%, 02/01/96 ...............................      10,000,090
                                                                                                                   -------------
                        Total Certificates of Deposit (Cost $73,001,009) ......................................      73,001,009
                                                                                                                   -------------
                  Commercial Paper  72.2%
   15,000,000     American Express Credit Corp., 5.64%, 02/14/96 ..............................................      14,891,900
   10,000,000     Ameritech Corp., 5.70%, 02/26/96 ............................................................       9,908,167
   20,000,000     Associates Corp. of North America, 5.64%, 01/29/96 ..........................................      19,906,000
   20,000,000     AT&T Corp., 5.61% - 5.70%, 01/11/96 - 01/12/96 ..............................................      19,959,625
    5,000,000     Campbell Soup Co., 5.92%, 02/02/96 ..........................................................       4,972,044
   20,100,000     CIESCO L.P., 5.67% - 5.68%, 01/18/96 - 01/24/96 .............................................      20,035,091
   20,000,000     Den Danske Corp., Inc, 5.66% - 5.665%, 02/06/96 - 02/09/96 ..................................      19,873,351
   15,000,000     General Electric Capital Corp., 5.68%, 01/26/96 .............................................      14,936,100
   10,000,000     Halifax Building Society, 5.67%, 01/19/96 ...................................................       9,968,500
   10,000,000     Heinz, (H.J.), Corp., 5.75%, 01/30/96 .......................................................       9,950,486
   20,000,000     Hewlett-Packard, 5.63% - 5.68%, 01/02/96 - 01/24/96 .........................................      19,973,351
   20,000,000     Kingdom of Sweden, 5.50%, 04/02/96 ..........................................................      19,712,778
    6,800,000     MetLife Funding, Inc., 5.68%, 01/19/96 ......................................................       6,778,542
   20,000,000     National Rural Utilities Cooperative Finance Corp., 5.55% - 5.67%, 01/25/96 - 03/28/96 ......      19,821,842
   20,000,000     PepsiCo, Inc., 5.62%, 02/23/96 ..............................................................      19,828,278
   10,000,000     Province of Alberta, 5.69%, 01/25/96 ........................................................       9,959,195
   20,000,000     Province of British Columbia, 5.47% - 5.60%, 01/08/96 - 04/03/96 ............................      19,838,547
   10,000,000     Svenska Handelsbanken, Inc., 5.68%, 02/21/96 ................................................       9,916,378
   10,000,000     Treasury Corp. of New South Wales, 5.71%, 01/24/96 ..........................................       9,960,347
   20,000,000     U.S. Central Credit Union, 5.77%, 01/17/96 ..................................................      19,942,300
   10,000,000     Wool International, Inc., 5.61%, 04/12/96 ...................................................       9,837,933
                                                                                                                   -------------
                        Total Commercial Paper (Cost $309,970,755) ............................................     309,970,755
                                                                                                                   -------------
                        Total Investments Before Repurchase Agreements (Cost $382,971,764).....................     382,971,764
                                                                                                                   -------------
                 fReceivables From Repurchase Agreements  11.0%
   15,000,000     Bear Stearns & Co., Inc., 5.75%, 01/02/96, (Maturity Value $15,009,583)
                   Collateral: U.S. Treasury Notes, 6.75%, 05/31/99 ...........................................      15,000,000
   17,770,000     Chase Securities, Inc., 5.55%, 01/02/96, (Maturity Value $17,370,705)
                   Collateral: U.S. Treasury Notes, 4.75%, 09/30/98 ...........................................      17,360,000
   15,120,000     Fuji Securities, Inc., 5.85%, 01/02/96, (Maturity Value $15,009,750)
                   Collateral: U.S. Treasury Notes, 5.125%, 03/31/96...........................................      15,000,000
                                                                                                                   -------------
                        Total Receivables From Repurchase Agreements (Cost $47,360,000)........................      47,360,000
                                                                                                                   -------------
                            Total Investments (Cost $430,331,764)  100.2%......................................     430,331,764
                            Liabilities in Excess of Other Assets  (.2)% ......................................        (784,911)
                                                                                                                   -------------
                            Net Assets  100.0% ................................................................    $429,546,853
                                                                                                                   =============


At December 31, 1995, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.


PORTFOLIO ABBREVIATIONS:
L.P. - Limited Partnership




eCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the
Fund.
Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.
fFace amount for repurchase agreements is for the underlying collateral.



The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


                                                                                                                       Value
   Shares         Growth and Income Fund                                                                             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
                  Common Stocks  90.3%
                  Automobile  1.0%
     154,500      Chrysler Corp. ..............................................................................     $ 8,555,438
                                                                                                                   -------------
                  Chemicals, Basic  3.4%
     177,300      Dow Chemical Co. ............................................................................      12,477,488
      64,500      Du Pont, (E.I.), De Nemours & Co. ...........................................................       4,506,938
     197,000      Goodrich (B.F.) Co. .........................................................................      13,420,625
                                                                                                                   -------------
                                                                                                                     30,405,051
                                                                                                                   -------------
                  Commercial Services  1.5%
     620,000      Ogden Corp.  ................................................................................      13,252,500
                                                                                                                   -------------
                  Consumer Products  .3%
       31,900      Clorox Co. ..................................................................................      2,284,838
                                                                                                                   -------------
                  Electrical Equipment  1.5%
     182,300      General Electric Co. ........................................................................      13,125,600
                                                                                                                   -------------
                  Financial/Banks  5.5%
      33,500      Bank of Boston Corp. ........................................................................       1,549,375
      42,500      BankAmerica Corp. ...........................................................................       2,751,875
      23,900      Beneficial Corp. ............................................................................       1,114,338
     172,600    b Christiania Bank, ADS........................................................................       4,005,649
     315,000      H & R Block, Inc. ...........................................................................      12,757,500
     101,000      J. P. Morgan & Co., Inc. ....................................................................       8,105,250
     119,700    b Nordbanken AB - Sponsored ADR ...............................................................       4,126,681
     149,900      PNC Bank Corp. ..............................................................................       4,834,275
     510,000      Roosevelt Financial Corp. ...................................................................       9,881,250
                                                                                                                   -------------
                                                                                                                     49,126,193
                                                                                                                   -------------
                  Forest Products & Paper  2.2%
   1,020,000    b Portucel Industrial, SA......................................................................       6,031,056
     353,700      Potlatch Corp. ..............................................................................      14,148,000
                                                                                                                   -------------
                                                                                                                     20,179,056
                                                                                                                   -------------
                  Insurance  2.4%
     213,000      Lincoln National Corp. ......................................................................      11,448,750
      83,500      Marsh & McLennan Cos., Inc. .................................................................       7,410,625
     100,100      Zenith National Insurance....................................................................       2,139,637
                                                                                                                   -------------
                                                                                                                     20,999,012
                                                                                                                   -------------
                  Medical Supplies  .3%
      67,500      Baxter International, Inc....................................................................       2,826,563
                                                                                                                   -------------
                  Metals & Mining, Precious  .1%
      50,600      Cyprus Amax Minerals Co. ....................................................................       1,321,925
                                                                                                                   -------------
                  Miscellaneous Manufacturing  4.0%
   1,310,000      Hanson, Plc. ................................................................................      19,977,500
     239,500      Minnesota Mining & Manufacturing Co. ........................................................      15,866,875
                                                                                                                   -------------
                                                                                                                     35,844,375
                                                                                                                   -------------
                  Oil/Gas Transmission  15.9%
     177,000      Atlantic Richfield Co. ......................................................................      19,602,750
     276,000      Chevron Corp. ...............................................................................      14,490,000
     253,000      Consolidated Natural Gas Co. ................................................................      11,479,875
     213,500      Exxon Corp. .................................................................................      17,106,688
     118,000      Mobil Corp. .................................................................................      13,216,000
     320,000      National Fuel Gas Co. .......................................................................      10,760,000
     128,800      ONEOK, Inc. .................................................................................       2,930,200
     203,000      Pennzoil Co. ................................................................................       8,576,750
      59,411      Sun Co., Inc. ...............................................................................     $ 1,626,376
     276,200      Texaco, Inc. ................................................................................      21,681,700
     130,000      USX-Marathon Group, Inc. ....................................................................       2,535,000
     805,000      YPF Sociedad Anonima ........................................................................      17,408,125
                                                                                                                   -------------
                                                                                                                    141,413,464
                                                                                                                   -------------
                  Petroleum, Integrated  3.4%
      80,700      Amoco Corp. .................................................................................       5,800,313
      92,900      Royal Dutch Petroleum Co., New York Shares ..................................................      13,110,513
     436,900      Ultramar Corp. ..............................................................................      11,250,175
                                                                                                                   -------------
                                                                                                                     30,161,001
                                                                                                                   -------------
                  Pharmaceuticals  4.2%
     133,000      American Home Products Corp. ................................................................      12,901,000
     231,500      Bristol-Myers Squibb Co. ....................................................................      19,880,063
     110,925    a Pharmacia & Upjohn, Inc. ....................................................................       4,298,344
                                                                                                                   -------------
                                                                                                                     37,079,407
                                                                                                                   -------------
                  Printing & Publishing  2.5%
     345,000      Dun & Bradstreet Corp. ......................................................................      22,338,750
                                                                                                                   -------------
                  Property/Casualty Insurance  .9%
     157,800      Prudential Reinsurance Holdings, Inc. .......................................................       3,688,575
      78,500      St. Paul Cos., Inc. .........................................................................       4,366,563
                                                                                                                   -------------
                                                                                                                      8,055,138
                                                                                                                   -------------
                  Real Estate Investment Trust  3.9%
     410,000      Equity Residential Properties Trust..........................................................      12,556,250
     410,000      FelCor Suite Hotels, Inc. ...................................................................      11,377,500
     464,400      Oasis Residential, Inc. .....................................................................      10,565,100
                                                                                                                   -------------
                                                                                                                     34,498,850
                                                                                                                   -------------
                  Retail  1.8%
     335,900      Penney (J.C.) Co., Inc. .....................................................................      15,997,237
                                                                                                                   -------------
                  Telephone/Communications  11.5%
     177,000      Ameritech Corp. .............................................................................      10,443,000
      48,800      AT&T Corp. ..................................................................................       3,159,800
     257,800      BellSouth Corp. .............................................................................      11,214,300
     367,500      GTE Corp. ...................................................................................      16,170,000
     325,000      NYNEX Corp. .................................................................................      17,550,000
     339,500      Southern New England Telecommunications Corp. ...............................................      13,495,125
     106,400      Sprint Corp. ................................................................................       4,242,700
     360,000      Telefonos de Mexico, SA, ADR.................................................................      11,475,000
     400,100      US West, Inc. ...............................................................................      14,303,575
                                                                                                                   -------------
                                                                                                                    102,053,500
                                                                                                                   -------------
                  Tobacco  6.2%
     240,100      American Brands, Inc. .......................................................................      10,714,462
     195,600      Philip Morris Cos., Inc. ....................................................................      17,701,800
     440,560      RJR Nabisco Holdings Corp. ..................................................................      13,602,290
     385,000      UST, Inc. ...................................................................................      12,849,374
                                                                                                                   -------------
                                                                                                                     54,867,926
                                                                                                                   -------------
                  Transportation  .2%
      46,200      GATX Corp. ..................................................................................       2,246,474
                                                                                                                   -------------
                  Utilities  17.6%
     223,000      American Electric Power Co. .................................................................       9,031,500
     499,700      Central & South West Corp. ..................................................................      13,929,137
     628,000      CINergy Corp. ...............................................................................    $ 19,232,500
     477,000      Dominion Resources, Inc. ....................................................................      19,676,250
      80,000      Duke Power Co. ..............................................................................       3,790,000
     368,100      Enova Corp. .................................................................................       8,742,374
     453,300      General Public Utilities Corp. ..............................................................      15,412,200
     269,600      New England Electric System..................................................................      10,682,900
     200,000      Oklahoma Gas & Electric Co. .................................................................       8,600,000
     374,400      Pacific Enterprises..........................................................................      10,576,800
     630,000      PacifiCorp. .................................................................................      13,387,500
     250,000      Public Service Co. of Colorado...............................................................       8,843,750
      25,900      Scana Corp. .................................................................................         741,387
      24,900      Southern Co. ................................................................................         613,162
     330,000      Texas Utilities Co. .........................................................................      13,571,251
                                                                                                                   -------------
                                                                                                                    156,830,711
                                                                                                                   -------------
                        Total Long Term Investments (Cost $703,432,510) .......................................     803,463,009
                                                                                                                   -------------
    Face
   Amount
  -------
 $83,304,883  f,g Receivables From Repurchase Agreements  9.8%
                  Joint Repurchase Agreement, 5.745%, 01/02/96, (Maturity Value $86,763,678) (Cost $86,708,329)
                   Bear Stearns & Co., Inc., (Maturity Value $13,206,591)
                    Collateral: U.S. Treasury Notes, 5.75% - 8.875%, 02/29/96 - 08/31/00
                   Daiwa Securities America, Inc., (Maturity Value $7,524,132)
                    Collateral: U.S. Treasury Bills, 08/22/96
                                U.S. Treasury Notes, 5.125% - 6.25%, 08/31/96 - 06/30/98
                   Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $13,206,591)
                    Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 03/31/97 - 11/30/99
                   Fuji Securities, Inc., (Maturity Value $13,206,591)
                    Collateral: U.S. Treasury Notes, 7.50%, 12/31/96 - 10/31/99
                   Lehman Brothers, Inc., (Maturity Value $13,206,591)
                    Collateral: U.S. Treasury Notes, 5.75% - 8.75%, 09/30/97 - 09/30/00
                   SBC Capital Markets, Inc., (Maturity Value $13,206,591)
                    Collateral: U.S. Treasury Notes, 7.50%, 10/31/99
                   UBS Securities, Inc., (Maturity Value $13,206,591)
                    Collateral: U.S. Treasury Notes, 6.75% - 7.75%, 04/30/97 - 01/31/00 .......................      86,708,329
                                                                                                                   -------------
                            Total Investments (Cost $790,140,839)  100.1% .....................................     890,171,338
                            Liabilities in Excess of Other Assets  (.1)%.......................................        (683,870)
                                                                                                                   -------------
                            Net Assets  100.0%.................................................................    $889,487,468
                                                                                                                   =============


                  At December 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $790,291,943 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which there was an
                     excess of value over tax cost ............................................................    $106,881,015
                    Aggregate gross unrealized depreciation for all investments in which there was an
                     excess of tax cost over value ............................................................      (7,001,620)
                                                                                                                   -------------
                    Net unrealized appreciation ...............................................................    $ 99,879,395
                                                                                                                   =============



aNon-income producing.
bSee Note 8 regarding Rule 144A Securities.
fFace amount for repurchase agreements is for the underlying collateral.
gSee Note 1(h) regarding joint repurchase agreement.



The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


    Shares/                                                                                                           Value
   Warrants        Income Securities Fund                                                                           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
                   Common Stocks  29.5%
                   Communications  .6%
      200,000      U S West Communications Group ..............................................................    $  7,150,000
                                                                                                                   -------------
                   Conglomerates  .5%
      380,000      Hanson, Plc., ADR ..........................................................................       5,795,000
                                                                                                                   -------------
                   Consumer Products  1.3%
      180,000      Phillip Morris Cos., Inc. ..................................................................      16,290,000
       93,750  a,b Specialty Foods Corp. ......................................................................         222,656
                                                                                                                   -------------
                                                                                                                     16,512,656
                                                                                                                   -------------
                   Energy  1.3%
      576,500      Athabasca Oil Sands Trust...................................................................       5,014,788
       25,000      Atlantic Richfield Co. .....................................................................       2,768,750
       50,000      BP Prudhoe Bay Royalty Trust ...............................................................         725,000
      100,000      Pennzoil Co. ...............................................................................       4,225,000
      140,000      Ultramar Corp. .............................................................................       3,605,000
                                                                                                                   -------------
                                                                                                                     16,338,538
                                                                                                                   -------------
                   Home Builders
        5,908    a NVR, Inc. ..................................................................................          59,080
                                                                                                                   -------------
                   Metals  1.7%
      185,200      Driefontein Consolidated Mines, Ltd., ADR ..................................................       2,291,850
      390,000      Free State Consolidated Gold Mines, Ltd., ADR...............................................       2,827,500
      620,000      Hartebeestfontein Gold Mining Co., Ltd., ADR ...............................................       1,573,188
      216,500      Impala Platinum Holdings, Ltd., ADR.........................................................       3,949,328
       60,000      Kinross Mines, Ltd., ADR....................................................................         563,706
       34,345      Newmont Mining Corp. .......................................................................       1,554,111
      214,586      Rustenburg Platinum Holdings, Ltd., ADR.....................................................       3,531,785
       19,000      St. Helena Gold Mines, Ltd., ADR ...........................................................         100,938
      256,000      Vaal Reefs Exploration & Mining Co., Ltd., ADR..............................................       1,632,000
      102,500      Western Deep Levels, Ltd., ADR .............................................................       3,356,875
                                                                                                                   -------------
                                                                                                                     21,381,281
                                                                                                                   -------------
                   Pharmaceuticals  4.3%
      145,000      American Home Product Corp. ................................................................      14,065,000
      190,000      Bristol-Myers Squibb Co. ...................................................................      16,316,250
      242,600      Merck & Co., Inc. ..........................................................................      15,950,950
      210,250    a Pharmacia & Upjohn, Inc. ...................................................................       8,147,188
                                                                                                                   -------------
                                                                                                                     54,479,388
                                                                                                                   -------------
                   Real Estate Investment Trust  2.2%
      180,000      Equity Residential Properties Trust, Inc. ..................................................       5,512,500
      125,000      FelCor Suite Hotels, Inc. ..................................................................       3,468,750
      150,000      Gables Residential Trust....................................................................       3,431,250
       26,600      Merry Land & Investment Co., Inc. ..........................................................         628,425
      200,000      Post Properties, Inc. ......................................................................       6,375,000
      360,400    i Tanger Factory Outlet Centers, Inc. ........................................................       9,010,000
                                                                                                                   -------------
                                                                                                                     28,425,925
                                                                                                                   -------------
                   Retail
       11,870    a Federated Department Stores, Inc. ..........................................................         326,425
                                                                                                                   -------------
                   Utilities  17.6%
      350,800      American Electric Power Co., Inc. ..........................................................      14,207,400
      460,000      Central & South West Corp. .................................................................      12,822,500
      464,400      CINergy Corp. ..............................................................................      14,222,250
      350,000      Delmarva Power & Light Co. .................................................................     $ 7,962,500
      260,000      Dominion Resources, Inc. ...................................................................      10,725,000
      300,000      Entergy Corp. ..............................................................................       8,775,000
      290,000      Florida Progress Corp. .....................................................................      10,258,750
      240,000      FPL Group, Inc. ............................................................................      11,130,000
      200,000      General Public Utilities Corp. .............................................................       6,800,000
      142,000      Hawaiian Electric Industries, Inc. .........................................................       5,502,500
      300,000      Houston Industries, Inc. ...................................................................       7,275,000
      400,000      Long Island Lighting Co. ...................................................................       6,550,000
      175,000      Nevada Power Co. ...........................................................................       3,893,750
      149,900      New England Electric System.................................................................       5,939,788
      300,000      New York State Electric & Gas Corp. ........................................................       7,762,500
      320,000      Ohio Edison Co. ............................................................................       7,520,000
      550,000      Pacific Gas & Electric Co. .................................................................      15,606,250
       80,000      PacifiCorp .................................................................................       1,700,000
       80,000      Potomac Electric Power Co. .................................................................       2,100,000
      260,000      Public Service Enterprise Group, Inc. ......................................................       7,962,500
      360,000      San Diego Gas & Electric Co. ...............................................................       8,550,000
       50,000      Scana Corp. ................................................................................       1,431,250
      590,000      SCE Corp. ..................................................................................      10,472,500
      440,000      Southern Co. ...............................................................................      10,835,000
      340,000      Southwestern Public Services Co. ...........................................................      11,135,000
      295,000      Texas Utilities Co. ........................................................................      12,131,875
                                                                                                                   -------------
                                                                                                                    223,271,313
                                                                                                                   -------------
                         Total Common Stocks (Cost $324,684,729)...............................................     373,739,606
                                                                                                                   -------------
                   Preferred Stocks  .1%
                   Automotive
       10,138      Harvard Industries, Inc., 14.25% pfd., PIK..................................................         269,291
                                                                                                                   -------------
                   Consumer Products  .1%
       11,000      Pantry Pride, Inc., $14.875 pfd., Series B..................................................       1,101,375
                                                                                                                   -------------
                         Total Preferred Stocks (Cost $1,471,075)..............................................       1,370,666
                                                                                                                   -------------
                   Convertible Preferred Stocks  8.7%
                   Airlines  .3%
       80,000    a USAir Corp., $4.375 cum. cvt. pfd...........................................................       3,290,000
                                                                                                                   -------------
                   Apparel/Textile  .1%
       40,000      Fieldcrest Cannon, Inc., $3.00 cvt. pfd., Series A..........................................       1,740,000
                                                                                                                   -------------
                   Cable Systems  .5%
      240,000      Cablevision Systems Corp., 8.50% cvt. pfd. .................................................       6,540,000
                                                                                                                   -------------
                   Consumer Products  .2%
      300,000      RJR Nabisco Holdings Corp., $0.6012 cvt. pfd., Series C ....................................       1,912,500
                                                                                                                   -------------
                   Energy  3.8%
      150,000      Enron Oil & Gas, cvt. pfd...................................................................       3,600,000
      125,000      Gerrity Oil & Gas, $1.50 cvt. pfd., Series G................................................       1,328,125
      138,000      Maxus Energy Corp., $4.00 cum. cvt. pfd.....................................................       6,003,000
      235,000    b McDermott International, Inc., $2.875 cvt. pfd., Series C...................................       9,664,375
      224,700      Noble Drilling Corp., $1.50 cvt. pfd........................................................       5,786,025
       75,000    b Occidental Petroleum Corp., $3.875 cvt. pfd. ...............................................       4,162,500
      182,000    b Parker & Parsley Capital, 6.25% cvt. pfd....................................................       8,736,000
       66,923      Santa Fe Energy Resources, Inc., 7.00% cvt. pfd.............................................       1,279,902
      593,000      Santa Fe Energy Resources, Inc., 8.25% cvt. pfd.............................................    $  5,855,875
      100,000      Snyder Oil Corp., $1.50 cvt. exch. pfd......................................................       1,975,000
                                                                                                                   -------------
                                                                                                                     48,390,802
                                                                                                                   -------------
                   Metals  2.4%
      138,500      Amax Gold, Inc., $3.75 cvt. pfd., Series B..................................................       7,548,250
       65,000      Armco, Inc., $3.625 cum. cvt. pfd., Series A................................................       3,233,750
       61,000      Battle Mountain Gold Co., $3.25 cvt. pfd. ..................................................       3,027,124
       55,000      Cyprus Minerals, $4.00 cvt. pfd., Series A..................................................       3,279,375
      108,800      Freeport-McMoRan Copper & Gold, Inc., $1.25 cum. cvt. pfd. .................................       3,536,000
       90,000      Freeport-McMoRan Copper & Gold, Inc., $1.75 cvt. pfd........................................       2,587,500
       70,000    b Freeport-McMoRan, Inc., 4.375% cvt. exch. pfd. .............................................       4,865,000
       70,000      Hecla Mining Co., $3.50 cvt. pfd., Series B.................................................       2,800,000
                                                                                                                   -------------
                                                                                                                     30,876,999
                                                                                                                   -------------
                   Real Estate  .4%
      100,000      Rouse Co., 3.25% cvt. pfd. .................................................................       5,162,500
                                                                                                                   -------------
                   Real Estate Investment Trust  .8%
      400,000      Security Capital Pacific Trust, 1.75% cvt. pfd., Series A...................................       9,800,000
                                                                                                                   -------------
                   Restaurants  .2%
      210,000      Flagstar Cos., $2.25 cvt. pfd., Series A....................................................       2,178,750
                                                                                                                   -------------
                         Total Convertible Preferred Stocks (Cost $113,818,589)................................     109,891,551
                                                                                                                   -------------
                   Warrants
        3,128    a NVR, Inc. (Cost $13,294)....................................................................           6,256
                                                                                                                   -------------
                   Total Common Stocks, Preferred Stocks, Convertible Preferred Stocks
 and Warrants (Cost $439,987,687)..............................................................................     485,008,079
                                                                                                                   -------------
     Face
    Amount
   -------
                   Corporate Bonds  28.6%
                   Apparel/Textiles  2.8%
$   7,000,000  a,l Bibb Co., senior sub. notes, 14.00%, 10/01/99 ..............................................       2,765,000
   10,000,000      Consoltex Group, Inc., senior sub. notes, Series B, 11.00%, 10/01/03 .......................       9,250,000
      175,000  a,l Forstmann Textile, Inc., S.F., senior sub. deb., 14.75%, 04/15/99 ..........................          74,375
    4,195,000      JPS Textile Group, Inc., S.F., deb., 10.85%, 06/01/99 ......................................       3,041,375
    3,981,000      JPS Textile Group, Inc., S.F., sub. notes, 10.25%, 06/01/99 ................................       2,886,225
    5,000,000      JPS Textile Group, Inc., S.F., sub. notes, 7.00%, 05/15/00 .................................       2,575,000
    8,300,000      Hartmarx Corp., senior sub. notes, 10.875%, 01/15/02 .......................................       7,304,000
    2,000,000      Harvard Industries, Inc., senior notes, 11.125%, 08/01/05 ..................................       2,040,000
    5,000,000      WestPoint Stevens, Inc., senior sub. deb., 9.375%, 12/15/05 ................................       4,962,500
                                                                                                                   -------------
                                                                                                                     34,898,475
                                                                                                                   -------------
                   Automotive  .6%
      400,000      Exide Corp., senior notes, 10.75%, 12/15/02 ................................................         436,500
    7,850,000      Motor Wheel Corp., senior notes, Series B, 11.50%, 03/01/00 ................................       6,947,250
                                                                                                                   -------------
                                                                                                                      7,383,750
                                                                                                                   -------------
                   Building Products  .7%
    9,250,000      Inter-City Products Corp., senior notes, 9.75%, 03/01/00 ...................................       6,521,250
    2,000,000      Nortek, Inc., senior sub. notes, 9.875%, 03/01/04 ..........................................       1,870,000
                                                                                                                   -------------
                                                                                                                      8,391,250
                                                                                                                   -------------
                   Cable Systems  1.9%
    $ 150,000      Cablevision Industries Corp., guaranteed senior sub. notes, 10.75%, 01/30/02 ...............       $ 164,250
    3,000,000      Cablevision Systems Corp., senior sub. deb., 9.875%, 04/01/23 ..............................       3,127,500
    8,000,000      Continental Cablevision, Inc., senior deb., 9.50%, 08/01/13 ................................       8,520,000
    7,300,000      Helicon Group L.P. Corp., S.F., senior secured notes, Series B, 9.00%, 11/01/03 ............       7,044,500
    5,000,000      Storer Communiciations, Inc., sub. deb., 10.00%, 05/15/03 ..................................       5,031,250
                                                                                                                   -------------
                                                                                                                     23,887,500
                                                                                                                   -------------
                   Chemicals  2.0%
    8,000,000      Applied Extrusion Technology, senior notes, Series B, 11.50%, 04/01/02 .....................       8,630,000
    7,750,000    b Hines Horticulture, senior sub. notes, 11.75%, 10/15/05 ....................................       8,079,375
    3,250,000      IMC Fertilizer Group, Inc., notes, Series B, 10.75%, 06/15/03 ..............................       3,591,250
      725,000      UCC Investors, senior notes, 10.50%, 05/01/02 ..............................................         750,375
    4,150,000      UCC Investors, senior notes, 11.00%, 05/01/03 ..............................................       4,243,375
                                                                                                                   -------------
                                                                                                                     25,294,375
                                                                                                                   -------------
                   Communications  .4%
    5,000,000      CommNet Cellular, Inc., sub. notes, 11.25%, 07/01/05 .......................................       5,287,500
                                                                                                                   -------------
                   Consumer Products  2.0%
    1,250,000    b Calmar, Inc., senior sub. notes, 11.50%, 08/15/05 ..........................................       1,273,438
    5,050,000      Mafco, Inc., senior sub. notes, 11.875%, 11/15/02 ..........................................       5,151,000
    8,000,000      Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03 ..........................       7,080,000
    5,000,000      Revlon Consumer Products Corp., senior sub. notes, Series B, 10.50%, 02/15/03 ..............       5,150,000
    5,000,000      RJR Nabisco, Inc., notes, 9.25%, 08/15/13 ..................................................       5,131,250
    1,150,000      Sealy Corp., senior sub. notes, 9.50%, 05/01/03 ............................................       1,173,000
                                                                                                                   -------------
                                                                                                                     24,958,688
                                                                                                                   -------------
                   Energy  1.9%
    3,250,000      Energy Ventures, senior notes, 10.25%, 03/15/04 ............................................       3,445,000
    9,835,000      Gerrity Oil & Gas Corp., senior sub. notes, 11.75%, 07/15/04 ...............................       9,195,725
    1,000,000      Global Marine, Inc., senior secured notes, 12.75%, 12/15/99 ................................       1,107,500
   10,000,000      Mesa Capital Corp., disc. notes, 12.75%, 06/30/98 ..........................................       8,900,000
    1,752,000      Tesoro Petroleum Corp., S.F., sub. deb., 12.75%, 03/15/01 ..................................       1,822,080
                                                                                                                   -------------
                                                                                                                     24,470,305
                                                                                                                   -------------
                   Food/Beverages  1.3%
    4,979,000    b Del Monte Corp., sub. notes, PIK, 12.25%, 09/01/02 .........................................       3,584,880
    1,010,000      Dr Pepper Bottling Co. of Texas, senior sub. notes, 10.25%, 02/15/00 .......................       1,070,600
    5,000,000      PMI Acquisition Corp., guaranteed senior sub. notes, 10.25%, 09/01/03 ......................       5,137,500
    3,000,000      Specialty Foods Corp., senior sub. notes, Series B, 11.25%, 08/15/03 .......................       2,580,000
    4,000,000      Specialty Foods Corp., senior unsecured notes, Series B, 10.25%, 08/15/01 ..................       3,780,000
                                                                                                                   -------------
                                                                                                                     16,152,980
                                                                                                                   -------------
                   Food Chains  2.4%
    9,000,000      Americold Corp., senior sub. notes, Series B, 11.50%, 03/01/05 .............................       9,067,500
    5,000,000      Bruno's, Inc., senior sub. notes, 10.50%, 08/01/05 .........................................       4,962,500
    7,000,000      Grand Union Capital Corp., senior sub. notes, 12.00%, 09/01/04 .............................       6,090,000
   10,000,000      Ralphs Grocery Co., senior sub. notes, 11.00%, 06/15/05 ....................................       9,800,000
                                                                                                                   -------------
                                                                                                                     29,920,000
                                                                                                                   -------------
                   Gaming & Hotels  1.3%
    8,500,000      Aztar Corp., senior sub. notes, 11.00%, 10/01/02 ...........................................       8,521,250
    8,000,000    b Rio Hotel & Casino, Inc., senior sub. notes, 10.625%, 07/15/05 .............................       8,240,000
                                                                                                                   -------------
                                                                                                                     16,761,250
                                                                                                                   -------------
                   Health Care  .4%
  $ 1,500,000      OrNda Healthcorp., Inc., senior sub. notes, 12.25%, 05/15/02 ...............................    $  1,650,000
    4,000,000    c Sola Group, Ltd., senior sub. notes, 6.00% coupon to 12/15/98, 9.625% thereafter, 12/15/03         3,830,000
                                                                                                                   -------------
                                                                                                                      5,480,000
                                                                                                                   -------------
                   Industrial Products  2.5%
    8,650,000      Easco Corp., senior notes, Series B, 10.00%, 03/15/01 ......................................       8,650,000
   10,000,000      Pace Industries, Inc., senior notes, Series B, 10.625%, 12/01/02 ...........................       8,850,000
    6,500,000    b RBX Corp., senior sub. notes, 11.25%, 10/15/05 .............................................       6,370,000
    5,030,000      RHI Holdings, Inc., senior sub. deb., 11.875%, 03/01/99 ....................................       5,030,000
    2,696,000      Thermadyne Industries, Inc., notes, 10.75%, 11/01/03 .......................................       2,709,480
      246,000      Thermadyne Industries, Inc., senior notes, 10.25%, 05/01/02 ................................         247,230
                                                                                                                   -------------
                                                                                                                     31,856,710
                                                                                                                   -------------
                   Information Technology  .4%
    4,625,000  a,l Anacomp, Inc., senior sub. notes, 15.00%, 11/01/00 .........................................       3,335,781
    1,600,000      Bell & Howell Co., senior sub. notes, 10.75%, 10/01/02 .....................................       1,704,000
                                                                                                                   -------------
                                                                                                                      5,039,781
                                                                                                                   -------------
                   Media & Broadcasting  .4%
    3,000,000      Act III Broadcasting, senior sub. notes, 9.625%, 12/15/03 ..................................       3,022,500
    2,000,000    b Benedek Broadcasting, senior notes, 11.875%, 03/01/05 ......................................       2,130,000
                                                                                                                   -------------
                                                                                                                      5,152,500
                                                                                                                   -------------
                   Metals  .9%
    1,000,000      Armco Steel, Inc., senior notes, 11.375%, 10/15/99 .........................................       1,035,000
    6,020,000      Jorgensen, Earle M. Co., senior notes, 10.75%, 03/01/00 ....................................       5,568,500
    5,000,000      Republic Engineered Steel, first mortgage, 9.875%, 12/15/01 ................................       4,512,500
      815,000      UCAR Global Enterprises, Inc., senior sub. notes, Series B, 12.00%, 01/15/05 ...............         931,138
                                                                                                                   -------------
                                                                                                                     12,047,138
                                                                                                                   -------------
                   Paper & Forest Products  .5%
    6,000,000      Rapp International Finance Co., secured notes, 13.25%, 12/15/05 ............................       5,910,000
                                                                                                                   -------------
                   Railroads  .5%
    6,000,000      Southern Pacific Rail Co., senior notes, 9.375%, 08/15/05 ..................................       6,555,000
                                                                                                                   -------------
                   Restaurants  1.0%
   10,000,000      Flagstar Corp., S.F., senior sub. deb., 11.25%, 11/01/04 ...................................       7,150,000
    6,175,000      Foodmaker, Inc., senior sub. notes, 14.25%, 05/15/98 .......................................       6,298,500
                                                                                                                   -------------
                                                                                                                     13,448,500
                                                                                                                   -------------
                   Retail  .7%
    9,540,000      Levitz Furniture Corp., senior notes, 12.375%, 04/15/97 ....................................       8,824,500
                                                                                                                   -------------
                   Utilities  4.0%
  195,782,500    d ESCOM, E168, utility deb. (South Africa), 11.00%, 06/01/08 .................................      43,748,299
    4,329,157      Midland CoGeneration Venture, S.F., sub. deb., Series C, 10.33%, 07/23/02 ..................       4,571,993
    2,000,000      Texas, New Mexico Power, secured deb., 10.75%, 09/15/03 ....................................       2,125,912
                                                                                                                   -------------
                                                                                                                     50,446,204
                                                                                                                   -------------
                         Total Corporate Bonds (Cost $366,016,774).............................................     362,166,406
                                                                                                                   -------------
                   Convertible Corporate Bonds  4.3%
                   Biotechnology  .1%
    2,000,000      Centocor, Inc., Eurobonds, cvt. sub. deb., 6.75%, 10/16/01 .................................       1,830,000
                                                                                                                   -------------
                   Computer/Technology  .4%
  $ 3,000,000      Conner Peripherals, Inc., cvt. sub. deb., 6.75%, 03/01/01 ..................................    $  2,970,000
    2,815,000      Maxtor Corp., cvt. sub. deb., 5.75%, 03/01/12 ..............................................       2,195,700
                                                                                                                   -------------
                                                                                                                      5,165,700
                                                                                                                   -------------
                   Energy  1.7%
    4,500,000      Ashland, Inc., S.F., cvt. deb., 6.75%, 07/01/14 ............................................       4,477,500
    9,000,000      Oryx Energy Co., cvt. sub. deb., 7.50%, 05/15/14 ...........................................       8,066,250
      276,000      Pogo Producing Co., cvt. sub. deb., 8.00%, 12/31/05 ........................................         282,900
    1,800,000    b Seacor Holdings, Inc., cvt. sub. deb., 6.00%, 07/01/03 .....................................       2,043,000
    7,000,000      Snyder Oil Corp., cvt. sub. notes, 7.00%, 05/15/01 .........................................       6,492,500
                                                                                                                   -------------
                                                                                                                     21,362,150
                                                                                                                   -------------
                   Health Care  .3%
    3,000,000      Grancare, Inc., cvt. sub. deb., 6.50%, 01/15/03 ............................................       2,606,250
    1,430,000    b Medical Care International, Inc., cvt. sub. deb., 6.75%, 10/01/06 ..........................       1,437,150
                                                                                                                   -------------
                                                                                                                      4,043,400
                                                                                                                   -------------
                   Media
      285,050      Time Warner, Inc., cvt. sub. deb., 8.75%, 01/10/15 .........................................         295,383
                                                                                                                   -------------
                   Metals  1.1%
      100,000      Coeur D'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 06/10/02 ..........................          88,500
    6,000,000      Coeur D'Alene Mines Corp., cvt. sub. deb., 6.375%, 01/31/04 ................................       5,685,000
    1,900,000      FMC Corp., Eurobonds, cvt. senior sub. deb., 6.75%, 01/16/05 ...............................       1,824,000
    5,850,000    b Homestake Mining Co., cvt. sub. deb., 5.50%, 06/23/00 ......................................       6,003,563
                                                                                                                   -------------
                                                                                                                     13,601,063
                                                                                                                   -------------
                   Pollution Control  .2%
    3,610,000      Air & Water Technology Corp., cvt. sub. deb., 8.00%, 05/15/15 ..............................       3,068,500
                                                                                                                   -------------
                   Retail  .1%
    1,180,000      Drug Emporium, Inc., cvt. sub. deb., 7.75%, 10/01/14 .......................................         858,450
                                                                                                                   -------------
                   Transportation  .4%
    4,750,000      AMR Corp., cvt. sub. deb., 6.125%, 11/01/24 ................................................       4,940,000
                                                                                                                   -------------
                         Total Convertible Corporate Bonds (Cost $53,046,273)..................................      55,164,646
                                                                                                                   -------------
                 c Zero Coupon/Step-up Bonds  3.0%
   10,000,000      Bell & Howell Co., senior deb., zero coupon to 03/01/00, (original accretion rate 11.50%),
                    11.50% thereafter, 03/01/05 ...............................................................       6,350,000
    2,600,000      Dr Pepper Bottling Holdings Co., S.F., senior sub. disc. notes, zero coupon to 02/15/98,
                    (original accretion rate 11.625%), 11.625% thereafter, 02/15/03 ...........................       2,080,000
    2,416,000      Dr Pepper/Seven-Up Cos., Inc., senior sub. disc. notes, zero coupon to 11/01/97, (original
                    accretion rate 11.50%), 11.50% thereafter, 11/01/02 .......................................       2,258,960
    1,000,000      Exide Corp., senior sub. notes, zero coupon to 12/15/97, (original accretion rate 12.25%),
                    12.25% thereafter, 12/15/04 ...............................................................         845,000
    7,000,000      Food 4 Less Supermarkets, Inc., zero coupon to 06/15/00, (original accretion rate 13.625%),
                    13.625% thereafter, 07/15/05 ..............................................................       3,290,000
    1,300,000      L.F.C. Holding Corp., senior deb., zero coupon to 06/15/97, (original accretion rate 15.00%),
                    15.00% thereafter, 06/15/02 ...............................................................         882,050
   14,000,000      Marcus Cable Holding Co., senior disc. notes, zero coupon to 06/15/00, (original accretion
                    rate 14.25%), 14.25% thereafter, 12/15/05 .................................................       9,450,000
    8,000,000      Revlon Worldwide Corp., senior secured disc. notes, Series B, (original accretion rate 12.00%),
                    0.00%, 03/15/98 ...........................................................................       5,960,000
    6,520,000      Rogers Communication, Inc., cvt. sub. notes, LYONs, (original accretion rate 5.50%),
                    0.00%, 05/20/13 ...........................................................................       2,290,150
$   6,250,000      Specialty Foods Corp., senior secured disc. deb., Series B, zero coupon to 08/13/99,
                    (original accretion rate 13.00%), 13.00% thereafter, 08/15/05 .............................     $ 2,968,750
    1,500,000      Uniroyal Chemical Corp., senior notes, zero coupon to 05/01/98, (original accretion rate
                    12.00%), 12.00% thereafter, 05/01/05.......................................................       1,128,750
                                                                                                                   -------------
                         Total Zero Coupon/Step-up Bonds (Cost $36,505,212)....................................      37,503,660
                                                                                                                   -------------
                         Total Bonds (Cost $455,568,259).......................................................     454,834,712
                                                                                                                   -------------
                   U.S. Government Securities  2.8%
   10,000,000      U.S. Treasury Bonds, 6.25%, 08/15/23 .......................................................      10,281,250
   24,390,000      U.S. Treasury Notes, 6.00% - 6.875%, 04/30/97 - 08/15/02 ...................................      25,159,055
                                                                                                                   -------------
                         Total U.S. Government Securities (Cost $33,020,490)...................................      35,440,305
                                                                                                                   -------------
                   Foreign Government & Agency Securities  8.9%
   14,000,000    d Canadian Government, first coupon, deb., 8.00%, 06/01/23 ...................................      10,752,665
  110,000,000      Republic of Argentina, Series L, 5.00%, 03/31/23 ...........................................      62,768,750
   23,017,500      Republic of Brazil, 8.75%, 01/01/01 ........................................................      19,823,822
   29,000,000      United Mexican States, Series B, 6.25%, 12/31/19 ...........................................      19,067,500
                                                                                                                   -------------
                         Total Foreign Government & Agency Securities (Cost $96,822,642) ......................     112,412,737
                                                                                                                   -------------
                         Total Long Term Investments (Cost $1,025,399,078) ....................................   1,087,695,833
                                                                                                                   -------------
                 e Short Term Investments  1.2%
                   Certificates of Deposit  .4%
    5,000,000      Societe Generale, Inc., New York Branch, 5.79%, 01/04/96 (Cost $5,000,000) .................       5,000,125
                                                                                                                   -------------
               c,d Zero Coupon Bonds  .8%
                   Mexican Federal Treasury Certificates (CETES),
   24,000,000       (original accretion rate 38.31%), 01/04/96.................................................       3,087,087
   21,550,000       (original accretion rate 40.52%), 01/11/96.................................................       2,747,506
   14,700,000       (original accretion rate 42,47%), 01/18/96.................................................       1,857,783
   20,200,000       (original accretion rate 43,50%), 01/25/96.................................................       2,530,721
                                                                                                                   -------------
                         Total Zero Coupon Bonds (Cost $11,740,150)............................................      10,223,097
                                                                                                                   -------------
                         Total Investments Before Repurchase Agreements (Cost $1,042,139,228) .................   1,102,919,055
                                                                                                                   -------------
               f,g Receivables From Repurchase Agreement  11.7%
  142,523,797      Joint Repurchase Agreement, 5.745%, 01/02/96, (Maturity Value $148,442,387) (Cost $148,347,692)
                    Bear Stearns & Co., Inc., (Maturity Value $22,594,914)
                     Collateral: U.S. Treasury Notes, 5.75% - 8.875%, 02/29/96 - 08/31/00
                    Daiwa Securities America, Inc., (Maturity Value $12,872,903)
                     Collateral: U.S. Treasury Bills, 08/22/96
                                 U.S. Treasury Notes, 5.125% - 6.25%, 08/31/96 - 06/30/98
                    Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $22,594,914)
                     Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 03/31/97 - 11/30/99
                    Fuji Securities, Inc., (Maturity Value $22,594,914)
                     Collateral: U.S. Treasury Notes, 7.50%, 12/31/96 - 10/31/99
                    Lehman Brothers, Inc., (Maturity Value $22,594,914)
                     Collateral: U.S. Treasury Notes, 5.75% - 8.75%, 09/30/97 - 09/30/00
                    SBC Capital Markets, Inc., (Maturity Value $22,594,914)
                     Collateral: U.S. Treasury Notes, 7.50%, 10/31/99
                    UBS Securities, Inc., (Maturity Value $22,594,914)
                     Collateral: U.S. Treasury Notes, 6.75% - 7.75%, 04/30/97 - 01/31/00 ......................     148,347,692
                                                                                                                   -------------
                             Total Investments (Cost $1,190,486,920)  98.8% ...................................   1,251,266,747
                             Other Assets and Liabilities, Net  1.2% ..........................................      15,270,755
                                                                                                                   -------------
                             Net Assets  100.0% ...............................................................  $1,266,537,502
                                                                                                                   =============


                   At December 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,190,486,920 was as follows:
                     Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost ...........................................................  $  102,183,535
                     Aggregate gross unrealized depreciation for all investments in which there was an
                      excess of tax cost over value............................................................     (41,403,708)
                                                                                                                   -------------
                     Net unrealized appreciation ..............................................................   $  60,779,827
                                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
L.P.     - Limited Partnership
LYONs    - Liquid Yield Option Notes
PIK      - Payment-In-Kind
S.F.     - Sinking Fund




aNon-income producing.
bSee Note 8 regarding Rule 144A securities.
cZero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.
dFace amount is stated in foreign currency and value is stated in U.S. dollars.
eCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the
Fund.
Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.
fFace amount for repurchase agreements is for the underlying collateral.
gSee Note 1(h) regarding joint repurchase agreement
iSee Note 10 regarding holdings of 5% or more of voting securities.
lSee Note 9 regarding defaulted securities.



The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


               Shares/                                                                                                 Value
Country*      Warrants       Templeton International Equity Fund                                                     (Note 1)
------------------------------------------------------------------------------------------------------------------------------
                             Common Stocks & Warrants  79.3%
                             Argentina  2.1%
    AR           588,699    aCiadea, SA........................................................................     $ 3,060,773
    US           221,700     Transportadora de Gas del Sur, SA, ADR, Series B..................................       2,854,387
    AR            56,000     YPF Sociedad Anonima..............................................................       1,203,819
    US           495,000     YPF Sociedad Anonima, ADR.........................................................      10,704,375
                                                                                                                   -------------
                                                                                                                     17,823,354
                                                                                                                   -------------
                             Australia  5.6%
    AU         1,329,181     Australia & New Zealand Banking Group, Ltd. ......................................       6,233,747
    AU         1,310,000     Email, Ltd. ......................................................................       3,115,709
    AU         1,448,642     GIO Austrailia Holdings, Ltd. ....................................................       3,370,087
    AU         1,003,000     National Foods, Ltd. .............................................................       1,230,044
    AU         1,984,500     News International, Plc. .........................................................       9,461,447
    AU         6,527,766     Pacific Dunlop, Ltd. .............................................................      15,283,077
    AU         3,219,236     Pioneer International, Ltd. ......................................................       8,302,673
                                                                                                                   -------------
                                                                                                                     46,996,784
                                                                                                                   -------------
                             Belgium  .6%
    BE             9,054     Solvay, SA .......................................................................       4,914,633
                                                                                                                   -------------
                             Bermuda  2.6%
    US           547,000     ACE, Ltd. ........................................................................      21,743,250
                                                                                                                   -------------
                             Brazil  .1%
    US             9,500     Companhia Siderurgica Nacional, ADR...............................................         195,483
                                                                                                                   -------------
                             Canada  2.1%
    CA           205,800     Bank of Montreal..................................................................       4,673,333
    CA           203,700     Canadian Imperial Bank of Commerce................................................       6,061,834
    CA            29,400     Gendis, Inc., Series A ...........................................................         255,741
    CA           127,000     London Insurance Group, Inc. .....................................................       2,569,956
    CA           447,000     National Bank of Canada, Montreal.................................................       3,642,732
                                                                                                                   -------------
                                                                                                                     17,203,596
                                                                                                                   -------------
                             China  .5%
    HK         6,960,000     Maanshan Iron & Steel Co., Ltd., Series H.........................................         972,105
    US           338,300     Shandong Huaneng Power Development Co., Ltd., ADR ................................       2,283,525
    HK         8,400,000     Shanghai Hai Xing Shipping Co., Series H..........................................         564,888
    HK         1,494,000     Shenzhen China Bicycles Co. (Holdings), Ltd., Series B............................         245,377
    HK           960,000    aYizheng Chemical Fibre Co., Ltd., Series H........................................         216,023
                                                                                                                   -------------
                                                                                                                      4,281,918
                                                                                                                   -------------
                             Colombia  .2%
    US           159,000     Banco Ganadero, SA, ADR, Series C.................................................       2,067,000
                                                                                                                   -------------
                             Finland  1.9%
    FI           111,562     American Group, Ltd., Series A....................................................       1,740,153
    FI         1,754,300     Enso-Gutzeit Oy, Series R.........................................................      11,687,005
    FI           171,000    aOutokumpu Oy, Series A............................................................       2,710,482
    FI            99,700    aOutokumpu Oy, warrants............................................................           3,894
                                                                                                                   -------------
                                                                                                                     16,141,534
                                                                                                                   -------------
                             France  4.7%
    FR            27,323     Alcatel Cable, SA.................................................................       1,975,157
    FR            12,509     Cie de Saint Gobain...............................................................       1,364,061
    FR            72,792     Ecco, SA .........................................................................      11,014,677
    FR            14,850     Labinal, SA ......................................................................       1,646,631
    FR           308,870     Pechiney International, SA........................................................       5,481,071
                             France (cont.)
    FR           100,000    aPechiney, SA, Series A............................................................     $ 3,467,429
    FR           148,024     Societe Elf Aquitane, SA..........................................................      10,906,077
    FR            60,833     Total, SA, Series B...............................................................       4,105,637
                                                                                                                   -------------
                                                                                                                     39,960,740
                                                                                                                   -------------
                             Greece  1.1%
    US           113,800    bAlpha Credit Bank ................................................................       6,575,815
    GR            69,970     Ergo Bank, SA ....................................................................       2,787,408
                                                                                                                   -------------
                                                                                                                      9,363,223
                                                                                                                   -------------
                             Hong Kong  7.9%
    HK         5,961,000     C.P. Pokphand Co., Ltd. ..........................................................       2,389,796
    HK           846,000     Cathay Pacific Airways, Ltd. .....................................................       1,291,018
    HK           623,000     Cheung Kong Holdings, Ltd.........................................................       3,794,801
    HK         1,742,000     Consolidated Electric Power Asia, Ltd. ...........................................       3,165,225
    HK         9,123,000     Dairy Farm International Holdings, Ltd. ..........................................       8,393,160
    HK         9,922,000     Great Wall Electronic International, Ltd. ........................................         731,399
    HK           779,000     Hang Lung Development Co., Ltd. ..................................................       1,239,146
    HK           128,198     HSBC Holdings Corp., Plc. ........................................................       2,002,845
    HK           240,338     HSBC Holdings, Plc. ..............................................................       3,636,540
    HK           905,200     Jardine Matheson Holdings, Ltd. ..................................................       6,200,620
    HK         2,864,250     Jardine Strategic Holdings, Ltd. .................................................       8,764,605
    HK           318,250    aJardine Strategic Holdings, Ltd., warrants........................................         101,840
    HK         5,999,000     Oriental Press Group..............................................................       1,823,168
    HK         7,155,000     Peregrine Investments Holdings, Ltd. .............................................       9,253,152
    HK        17,474,000     Shun Tak Holdings, Ltd. ..........................................................      12,315,978
    HK         3,172,400     Sing Tao Holdings, Ltd. ..........................................................       1,230,805
    HK         1,974,000     Yue Yuen Industrial Holdings, Ltd. ...............................................         523,337
                                                                                                                   -------------
                                                                                                                     66,857,435
                                                                                                                   -------------
                             India  .1%
    US           109,700    bGujarat Narmada Valley Fertilizers Co., Ltd. .....................................         685,625
                                                                                                                   -------------
                             Indonesia  .1%
    ID           167,500     PT Barito Pacific Timber, fgn.  ..................................................         122,704
                                                                                                                   -------------
                             Italy  1.3%
    IT           148,000    aBanco di Sardegna, SPA, di Risp...................................................       1,023,164
    IT           140,200     Cartiere Burgo, SPA ..............................................................         698,330
    IT           904,000     Sasib, SPA, di Risp...............................................................       2,208,418
    IT         1,042,000     Sirti, SPA........................................................................       5,861,312
    IT           468,000    aUnione Cementi Marchino Emiliane (Unicem), di Risp................................       1,187,496
                                                                                                                   -------------
                                                                                                                     10,978,720
                                                                                                                   -------------
                             Luxembourg  .1%
    LU            10,650    aArbed, SA.........................................................................       1,143,527
                                                                                                                   -------------
                             Mexico  1.3%
    MX           699,300    aConsorcio G Grupo Dina, SA, de CV ................................................         299,117
    US            42,800    aConsorcio G Grupo Dina, SA, de CV, ADR............................................          80,250
    US            24,300     Empresas ICA Sociedad Controladora, SA, ADR.......................................         249,075
    MX            31,070     Grupo Financiero Banamex Accival, SA, L...........................................          46,152
    US           275,600     Telefonos de Mexico, SA, ADR......................................................       8,784,750
    MX         1,274,640     Vitro, SA ........................................................................       1,982,590
                                                                                                                   -------------
                                                                                                                     11,441,934
                                                                                                                   -------------
                             Netherlands  8.9%
    NL            93,700     ABN AMRO, NV......................................................................     $ 4,275,307
    NL            32,300     Akzo Nobel, NV....................................................................       3,741,889
    NL           126,700     DSM, NV...........................................................................      10,439,049
    NL           333,554     Ing Groep, NV.....................................................................      22,318,825
    NL            58,200     Internatio-Mueller, NV............................................................       4,028,700
    NL           147,900     Koninklijke Bijenkorf Beheer, NV (KBB)............................................       9,785,531
    NL            63,000     NV Holdingsmij de Telegraaf.......................................................       8,887,086
    NL           330,807     Philips Electronics, NV...........................................................      11,976,035
                                                                                                                   -------------
                                                                                                                     75,452,422
                                                                                                                   -------------
                             New Zealand  1.0%
    NZ         1,267,106     Fisher & Paykel Industries, Ltd. .................................................       3,851,915
    NZ         3,520,000     Fletcher Challenge, Ltd., Forestry Division.......................................       5,016,605
                                                                                                                   -------------
                                                                                                                      8,868,520
                                                                                                                   -------------
                             Norway  2.9%
    NO            13,200     Elkem, AS.........................................................................         150,045
    NO           143,000     Fokus Bank, AS....................................................................         772,107
    NO           757,660     Hafslund Nycomed, SA, Series B....................................................      19,198,375
    NO            34,000     Helikopter Service, AS............................................................         416,002
    NO           295,000     Unitor, AS........................................................................       4,051,878
                                                                                                                   -------------
                                                                                                                     24,588,407
                                                                                                                   -------------
                             Peru  .5%
    PE         1,880,000     Telefonica de Peru, Series B......................................................       4,026,828
                                                                                                                   -------------
                             Portugal  .6%
    PT           207,900     Banco Portugues de Investimento, SA...............................................       2,484,938
    PT           114,078    aBanco Portugues de Investimento, SA, new..........................................       1,287,307
    US           239,400  a,bPortucel Industrial Empresa Produtora Celulose, ADR ..............................       1,415,527
                                                                                                                   -------------
                                                                                                                      5,187,772
                                                                                                                   -------------
                             South Korea  1.3%
    SK            44,500     Byucksan Development Co., Ltd. ...................................................         742,862
    SK           109,900     Daegu Bank Co., Ltd. .............................................................       1,686,999
    SK            30,600     Daehan Synthetic Fiber Co., Ltd. .................................................       3,767,064
    SK            10,190     Keumkang Co., Ltd. ...............................................................         806,885
    SK           155,990     Pacific Chemical Co., Ltd. .......................................................       3,629,545
    SK             7,870     Pohang Iron & Steel Co., Ltd. ....................................................         570,368
                                                                                                                   -------------
                                                                                                                     11,203,723
                                                                                                                   -------------
                             Spain  7.0%
    ES           172,300     Banco Bilbao Vizcaya .............................................................       6,207,345
    ES            21,953     Banco Popular Espanol.............................................................       4,048,546
    ES            25,078     Bankinter, SA ....................................................................       2,439,575
    ES           734,000     Compania Sevillana de Electricidad................................................       5,700,148
    ES           318,000     Dragados y Construcciones, SA.....................................................       4,181,451
    ES           365,500     Huarte, SA .......................................................................       1,651,228
    ES         1,863,800     Iberdrola, SA.....................................................................      17,055,383
    ES         1,238,100     Telefonica de Espana, SA..........................................................      17,147,634
    ES            52,200     Unipapel, SA .....................................................................         981,171
                                                                                                                   -------------
                                                                                                                     59,412,481
                                                                                                                   -------------
                             Sweden  10.4%
    SE            97,600     Asea, AB, Series A................................................................       9,477,226
    SE            21,600     Autoliv...........................................................................       1,261,703
    SE           582,000     Celsius, AB, Series B.............................................................    $ 11,828,467
    SE           382,000     Electrolux, AB, Series B .........................................................      15,671,176
    SE           158,500     Esselte, AB, Series B.............................................................       2,374,237
    SE           170,000     Marieberg Tidnings, AB, Series A..................................................       3,941,317
    US            14,900    bSparbanken Sverige, AB, Series A, ................................................         189,546
    SE           253,000     Stadshypotek, AB, Series A........................................................       5,065,751
    SE         1,288,000     Stena Line, AB, Series B .........................................................       5,623,226
    SE           804,250     Stora Kopparbergs Bergslags, AB, Series B.........................................       9,625,646
    SE           311,800     Svenska Handelsbanken, Series A...................................................       6,477,791
    SE           831,000     Volvo, AB, Series B...............................................................      17,014,204
                                                                                                                   -------------
                                                                                                                     88,550,290
                                                                                                                   -------------
                             Switzerland  4.3%
    CH             3,690     Baloise-Holding...................................................................       7,677,503
    CH            12,800     Bucher Holding, AG................................................................       7,323,797
    CH            11,000     Ciba-Geigy, AG....................................................................       9,679,237
    CH             3,570     Kuoni Reisen Holding, AG, Series B................................................       5,725,618
    CH            15,400     SMH, AG ..........................................................................       9,211,964
                                                                                                                   -------------
                                                                                                                     39,618,119
                                                                                                                   -------------
                             Thailand  .1%
    TH            17,400     Charoen Pokphand Feedmill Public Co., Ltd., fgn...................................          84,962
                                                                                                                   -------------
                             Turkey  .3%
    TR         5,874,400     Tofas Turk Otomobil Fabrikasi, AS, GDR............................................       3,054,688
                                                                                                                   -------------
                             United Kingdom  8.6%
    GB         6,312,400     Albert Fisher Group, Plc. ........................................................       4,705,479
    GB         2,536,000     Anglian Group, Plc. ..............................................................       5,690,955
    GB         1,635,473     Argyll Group, Plc. ...............................................................       8,635,558
    GB           394,777     British Aerospace, Plc. ..........................................................       4,886,279
    GB         7,123,000    aCordiant, Plc. ...................................................................      10,011,050
    GB         1,890,000     Govett & Co., Ltd. ...............................................................       6,780,190
    GB         2,493,900     Hillsdown Holdings, Plc. .........................................................       6,545,364
    GB           871,900     Kwik Save Group, Plc. ............................................................       6,824,413
    GB           320,000     Lex Service, Plc. ................................................................       1,515,716
    GB         2,614,971     Meggitt, Plc. ....................................................................       3,695,527
    GB           212,341     National Westminster Bank, Plc. ..................................................       2,140,162
    GB         8,102,000     Raine, Plc. ......................................................................       2,138,992
    GB           512,900     Thames Water Group, Plc. .........................................................       4,476,485
    GB         1,306,000     Wace Group, Plc. .................................................................       4,969,096
                                                                                                                   -------------
                                                                                                                     73,015,266
                                                                                                                   -------------
                             United States  1.1%
    US           234,800    aPharmacia & Upjohn, Inc. .........................................................       9,098,500
                                                                                                                   -------------
                                   Total Common Stocks & Warrants (Cost $663,437,932)..........................     674,083,438
                                                                                                                   -------------
                             Preferred Stocks  .1%
                             Netherlands
    NL             2,547     ABN AMRO, cvt., pfd. .............................................................         109,377
    NL             6,910     Ballast Nedam NV, certificate, cvt., pfd. ........................................         297,172
                                                                                                                   -------------
                                   Total Preferred Stocks (Cost $401,801)......................................         406,549
                                                                                                                   -------------
                                   Total Common Stocks & Warrants, and Preferred Stocks (Cost $663,839,733)....     674,489,987
                                                                                                                   -------------
                             Bonds  6.3%
                             Finland  .3%
    US         3,050,000     American Group Ltd., 6.25%, cvt., 06/15/03........................................     $ 2,806,000
                                                                                                                   -------------
                             Hong Kong  .2%
    US         1,531,000     Jardine Strategic Holdings, Ltd., 7.50%, cvt., 05/07/49...........................       1,668,790
                                                                                                                   -------------
                             United States  5.8%
    US        48,000,000     U.S. Treasury Notes, 7.50%, 12/31/96..............................................      49,049,760
                                                                                                                   -------------
                                   Total Bonds (Cost $52,516,084)..............................................      53,524,550
                                                                                                                   -------------
                                   Total Long Term Investments (Cost $716,355,817).............................     728,014,537
                                                                                                                   -------------
                             Short Term Investments  6.5%
    US        55,500,000     U.S. Treasury Notes, 5.125%, 03/31/96 (Cost $55,456,641)..........................      55,482,795
                                                                                                                   -------------
                                   Total Investments Before Repurchase Agreements (Cost $771,812,458)..........     783,497,332
                                                                                                                   -------------
                            fReceivables From Repurchase Agreements  6.8%
    US        28,375,000     Lehman Brothers, Inc., 5.70%, 01/02/96, (Maturity Value $29,050,387)
                              Collateral: U.S. Treasury Notes, 6.125%, 09/30/00................................      29,032,000
    US        27,225,000     SBC Capital Markets, Inc., 5.70%, 01/02/96, (Maturity Value $29,050,387)
                              Collateral: U.S. Treasury Notes, 7.75%, 11/30/99.................................      29,032,000
                                                                                                                   -------------
                             Total Receivables from Repurchase Agreements (Cost $58,064,000) ..................      58,064,000
                                                                                                                   -------------
                                       Total Investments (Cost $829,876,458)  99.0%............................     841,561,332
                                       Other Assets and Liabilities, Net  1.0%.................................       8,555,290
                                                                                                                   -------------
                                       Net Assets  100.0%......................................................    $850,116,622
                                                                                                                   =============


                             At December 31,1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $831,710,461 was as follows:
                               Aggregate gross unrealized appreciation for all investments in which there was an
                                excess of value over tax cost..................................................    $100,166,695
                               Aggregate gross unrealized depreciation for all investments in which there was an
                                excess of tax cost over value..................................................     (90,315,824)
                                                                                                                   -------------
                               Net unrealized appreciation.....................................................     $ 9,850,871
                                                                                                                   =============


COUNTRY LEGEND:
AR   -   Argentina
AU   -   Australia
BE   -   Belgium
CA   -   Canada
CH   -   Switzerland
ES   -   Spain
FI   -   Finland
FR   -   France
GB   -   United Kingdom
GR   -   Greece
HK   -   Hong Kong
ID   -   Indonesia
IT   -   Italy
LU   -   Luxembourg
MY   -   Malaysia
MX   -   Mexico
NL   -   Netherlands
NZ   -   New Zealand
NO   -   Norway
PE   -   Peru
PT   -   Portugal
SE   -   Sweden
SK   -   South Korea
TH   -   Thailand
TR   -   Turkey
US   -   United States of America

*Securities traded in currency of country indicated and valued in U.S. dollars.
aNon-income producing.
bSee Note 8 regarding Rule 144A securities.
fFace amount for repurchase agreements is for the underlying collateral.



The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995



               Shares/                                                                                                 Value
Country*      Warrants      Templeton Pacific Growth Fund                                                            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
                            Common Stocks & Warrants  95.7%
                            Australia  16.5%
    AU         1,000,000    Australia and New Zealand Banking Group, Ltd. .....................................     $ 4,689,916
    AU         1,706,264    Australian Gas & Light Co., Ord. ..................................................       6,404,324
    AU           680,000    Brambles Industries, Ltd. .........................................................       7,581,163
    AU         1,981,000    Capral Aluminium, Ltd. ............................................................       4,858,857
    AU           875,000    Email, Ltd. .......................................................................       2,081,104
    AU         2,399,145    Gio Australia Holdings, Ltd. ......................................................       5,581,315
    AU         5,997,391    Goodman Fielder, Ltd. .............................................................       6,017,717
    AU           919,000    Mayne Nickless, Ltd. ..............................................................       4,098,288
    AU         3,547,000    National Foods, Ltd. ..............................................................       4,349,915
    AU         2,061,877    Pacific Dunlop, Ltd. ..............................................................       4,827,352
    US           118,100   bQantas Airways, Ltd., ADR .........................................................       1,970,794
    AU           489,343    Westpac Banking Corp., Ltd. .......................................................       2,167,681
                                                                                                                   -------------
                                                                                                                     54,628,426
                                                                                                                   -------------
                            China  1.0%
    HK         3,216,000    Maanshan Iron & Steel Co., Ltd., Series H .........................................         449,179
    US           225,000    Shandong Huaneng Power, ADR .......................................................       1,518,750
    HK        17,658,000    Shanghai Hai Xing Shipping Co., Series H ..........................................       1,187,476
                                                                                                                   -------------
                                                                                                                      3,155,405
                                                                                                                   -------------
                            Hong Kong  18.8%
    HK         3,000,000    Cathay Pacific Airways, Ltd. ......................................................       4,578,080
    HK           800,000    Cheung Kong Holdings, Ltd. ........................................................       4,872,939
    HK         4,197,727    Dairy Farm International Holdings, Ltd. ...........................................       3,861,909
    HK         5,415,000    Grand Hotel Holdings, Ltd. ........................................................       2,013,337
    HK               800   aGreat Wall Electronics International, Ltd., warrants ..............................               1
    HK           169,800   aHang Lung Development Co., Ltd., warrants .........................................          25,473
    HK         4,909,454    Hon Kwok Land Investment Co., Ltd. ................................................       1,412,678
    US            39,024    Hong Kong Land Holdings, Ltd. .....................................................          72,194
    HK         1,750,000    Hong Kong Telecommunications Co., Ltd. ............................................       3,123,181
    HK           250,000    HSBC Holdings, Plc. ...............................................................       3,782,735
    HK           496,000    Hualing Holdings, Ltd. ............................................................          59,655
    HK           632,031    Jardine Matheson Holdings, Ltd. ...................................................       4,329,412
    HK         1,000,000    Jardine Strategic Holdings, Ltd. ..................................................       3,060,000
    HK         2,846,000    Lai Sun Development Co., Ltd. .....................................................         342,293
    HK         3,860,000    National Mutual Asia, Ltd. ........................................................       3,494,342
    HK         1,574,667    New World Development Co., Ltd. ...................................................       6,862,758
    HK         1,050,000    Peregrine Investments Holdings, Ltd. ..............................................       1,357,905
    HK         3,210,000    Shun Tak Holdings .................................................................       2,262,464
    HK         2,201,100    Sing Tao Holdings, Ltd. ...........................................................         853,967
    HK         4,888,000    South China Morning Post (Holdings), Ltd. .........................................       2,986,848
    HK           645,000    Swire Pacific, Ltd., Series A .....................................................       5,004,850
    HK         3,100,000    Wheelock & Co., Ltd. ..............................................................       5,311,995
    HK         1,267,000    Winsor Industrial Corp., Ltd. .....................................................       1,073,243
    HK         3,980,000    Yaohan Hongkong Corp., Ltd. .......................................................         211,031
    HK         5,522,000    Yue Yuen Industrial (Holdings), Ltd.  .............................................       1,463,964
                                                                                                                   -------------
                                                                                                                     62,417,254
                                                                                                                   -------------
                            India  .4%
    US           156,100    Great Eastern Shipping Co., Ltd., GDR .............................................       1,308,118
                                                                                                                   -------------
                            Indonesia  4.3%
    US           300,000   aAsia Pacific Resources International, Class A .....................................       1,425,000
    ID           300,000    P.T. Bali Bank ....................................................................         590,422
    ID           950,000    P.T. Barito Pacific Timber, fgn. ..................................................         695,933
    ID         1,405,400    P.T. Ever Shine Textile ...........................................................      $  537,820
    ID         1,219,500    P.T. Hadtex Indosyntec, fgn.  .....................................................         573,349
    ID         1,015,940    P.T. Indorama Synthetics, fgn. ....................................................       3,676,756
    US           155,500    P.T. Indosat, ADR .................................................................       5,675,750
    ID           129,000    P.T. Inti Indorayon Utama .........................................................         135,403
    ID           637,625    P.T. Pabrik Kertas Tjiwi Kimia ....................................................         585,616
    ID           451,875    P.T. Panin Bank ...................................................................         405,136
                                                                                                                   -------------
                                                                                                                     14,301,185
                                                                                                                   -------------
                            Japan  18.8%
    JP         1,011,000    Daicel Chemical Industries, Ltd. ..................................................       5,745,820
    JP           409,000    Daito Trust Construction Co., Ltd. ................................................       4,831,098
    JP             1,200    East Japan Railway Co. ............................................................       5,832,405
    JP           582,800    Hitachi, Ltd. .....................................................................       5,868,345
    JP           300,000    Matsushita Electric Industrial Co. ................................................       4,879,702
    JP           824,000    Mitsubishi Heavy Industries, Ltd. .................................................       6,565,832
    JP           250,000    Mitsubishi Oil Co., Ltd. ..........................................................       2,219,587
    JP            38,000    Nintendo Corp., Ltd. ..............................................................       2,888,125
    JP               822    Nippon Telegraph & Telephone Corp. ................................................       6,642,165
    JP           700,000    Nisshinbo Industries, Inc. ........................................................       6,777,364
    JP           134,000    Nissin Corp. ......................................................................         685,017
    JP           550,000    Rengo Co., Ltd. ...................................................................       3,674,299
    JP            50,000    Sony Corp. ........................................................................       2,996,563
    JP            70,000    Tenma Corp. .......................................................................       1,396,137
    JP           173,000    Toda Corp. ........................................................................       1,499,104
                                                                                                                   -------------
                                                                                                                     62,501,563
                                                                                                                   -------------
                            Malaysia  4.8%
    MY           462,000    Commerce Asset Holdings ...........................................................       2,328,464
    MY            16,667   aCommerce Asset Holdings, warrants .................................................          42,985
    MY         3,342,666    Malaysian International Shipping Corp., Bhd., fgn. ................................       8,752,502
    MY            80,000    Public Finance ....................................................................         173,249
    MY         1,798,800    Sime Darby Berhad .................................................................       4,780,840
                                                                                                                   -------------
                                                                                                                     16,078,040
                                                                                                                   -------------
                            New Zealand  2.0%
    NZ         2,030,713    Brierley Investments, Ltd. ........................................................       1,606,367
    NZ         1,421,800    Carter Holt Harvey, Ltd. ..........................................................       3,067,349
    NZ           770,000    Fletcher Challenge, Ltd. ..........................................................       1,776,954
    NZ           109,252    Fletcher Forestry Shares ..........................................................         155,703
                                                                                                                   -------------
                                                                                                                      6,606,373
                                                                                                                   -------------
                            Pakistan  2.6%
    PK         2,818,000    Fauji Fertilizer Co., Ltd. ........................................................       4,220,930
    PK            50,000   aPakistan Telecom Corp. ............................................................       4,350,000
                                                                                                                   -------------
                                                                                                                      8,570,930
                                                                                                                   -------------
                            Philippines  5.6%
    PH        13,750,000   aFilinvest Land, Inc. ..............................................................       4,403,355
    PH           116,000    Philippine Long Distance Telephone Co. ............................................       6,301,944
    US             4,400    Philippine Long Distance Telephone Co., ADR .......................................         238,150
    PH           700,000   aPhilippine National Bank ..........................................................       7,739,230
                                                                                                                   -------------
                                                                                                                     18,682,679
                                                                                                                   -------------
                            Singapore  8.3%
    SG           888,600    City Developments, Ltd. ...........................................................     $ 6,470,541
    SG           472,000    Development Bank of Singapore Ltd., fgn. ..........................................       5,872,888
    US            68,000    G.P. Batteries International, Ltd. ................................................         163,880
    SG           393,800    Overseas Union Bank, Ltd. .........................................................       2,714,422
    SG         1,217,000    Parkway Holdings, Ltd. ............................................................       3,303,839
    SG           882,000    Singapore Airlines, Ltd. ..........................................................       8,230,753
    SG            90,500    Singapore Bus Service, Ltd. .......................................................         646,200
                                                                                                                   -------------
                                                                                                                     27,402,523
                                                                                                                   -------------
                            South Korea  .7%
    KR            99,030   aPacific Chemical Co., Ltd. ........................................................       2,304,211
                                                                                                                   -------------
                            Thailand  8.9%
    TH           622,000    Bangkok Bank Co., Ltd. ............................................................       7,555,855
    TH           752,400    Charoen Pokphand Feedmill Public Co., Ltd., fgn. ..................................       3,673,886
    TH         2,783,133    Industrial Finance Corp. of Thailand ..............................................       9,446,521
    TH           722,000    MDX Public Co., Ltd. ..............................................................       1,089,162
    TH           103,500    Oriental Hotel, Ltd. ..............................................................         288,641
    TH            36,570    Thai Farmers Bank, Ltd. ...........................................................         249,704
    TH           733,440    Thai Farmers Bank, Ltd., fgn. .....................................................       7,395,544
                                                                                                                   -------------
                                                                                                                     29,699,313
                                                                                                                   -------------
                            United States  3.0%
    US            69,000    American International Group, Inc. ................................................       6,382,500
    US           150,000    American President Co. ............................................................       3,450,000
                                                                                                                   -------------
                                                                                                                      9,832,500
                                                                                                                   -------------
                                  Total Common Stocks & Warrants (Cost $313,110,659) ..........................     317,488,520
                                                                                                                   -------------
                Face
               Amount
              -------
                            Convertible Bonds  .3%
    US            31,000    Dairy Farm International Holdings, Ltd., 6.50%, cvt., 05/10/49 ....................          24,955
    US            22,000    Jardine Strategic Holdings, Ltd., 7.50%, cvt., 05/07/49 ...........................          23,980
    US           360,000    PT Inti Indorayon Utama, 5.50%, cvt., 10/01/02 ....................................         402,300
    US         1,307,000    MDX Public Co., Ltd., 4.75%, cvt., 09/17/03 .......................................         624,092
                                                                                                                   -------------
                                  Total Convertible Bonds (Cost $1,994,721) ...................................       1,075,327
                                                                                                                   -------------
                                  Total Long Term Investments (Cost $315,105,380)..............................     318,563,847
                                                                                                                   -------------
                           fReceivables From Repurchase Agreements  4.1%
    US        12,690,000    SBC Capital Markets, Inc., 5.70%, 01/02/96, (Maturity Value $13,538,569)
                             (Cost $13,530,000)
                             Collateral: U.S. Treasury Notes, 7.75%, 11/30/99 .................................      13,530,000
                                                                                                                   -------------
                                      Total Investments (Cost $328,635,380)  100.1% ...........................     332,093,847
                                      Liabilities in Excess of Other Assets  (.1)% ............................        (157,966)
                                                                                                                   -------------
                                      Net Assets  100.0% ......................................................    $331,935,881
                                                                                                                   =============


                            At December 31, 1995, the net unrealized depreciation based on the cost of investments for income tax purposes of $332,190,619 was as follows:
                              Aggregate gross unrealized appreciation for all investments in which there was an
                               excess of value over tax cost ..................................................    $ 35,155,465
                              Aggregate gross unrealized depreciation for all investments in which there was an
                               excess of tax cost over value ..................................................     (35,252,237)
                                                                                                                   -------------
                              Net unrealized depreciation .....................................................       $ (96,772)
                                                                                                                   =============


COUNTRY LEGEND:
AU   - Australia
HK   - Hong Kong
ID   - Indonesia
JP   - Japan
KR   - South Korea
MY   - Malaysia
NZ   - New Zealand
PK   - Pakistan
PH   - Philippines
SG   - Singapore
TH   - Thailand
US   - United States of America




*Securities traded in currency of country indicated and valued in U.S. dollars.
aNon-income producing.
bSee note 8 regarding Rule 144A securities.
fFace amount for repurchase agreements is for the underlying collateral.



The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


                                                                                                                       Value
   Shares         Rising Dividends Fund                                                                              (Note 1)
------------------------------------------------------------------------------------------------------------------------------
                  Common Stocks  87.4%
                  Banks  12.4%
     200,000      Banc One Corp. ..............................................................................     $ 7,550,000
     193,500      Corestates Financial Corp. ..................................................................       7,328,813
     279,650      Mercantile Bankshares Corp. .................................................................       7,795,244
     263,000      National Commerce Bancorp. ..................................................................       6,903,750
     205,200      State Street Boston Corp. ...................................................................       9,234,000
     516,720      TrustCo Bank Corp., New York ................................................................      11,432,430
     232,000      Wilmington Trust Corp. ......................................................................       7,163,000
                                                                                                                   -------------
                                                                                                                     57,407,237
                                                                                                                   -------------
                  Consumer Goods/Services  12.1%
     222,000      Alberto-Culver Co., Class A .................................................................       6,771,000
     725,000      DIMON, Inc. .................................................................................      12,778,125
     169,000      Philip Morris Cos., Inc. ....................................................................      15,294,500
     102,000      Roto-Rooter, Inc. ...........................................................................       3,366,000
     410,700      Stride Rite Corp. ...........................................................................       3,080,250
     325,000      Universal Corp. .............................................................................       7,921,875
     205,500      UST, Inc. ...................................................................................       6,858,563
                                                                                                                   -------------
                                                                                                                     56,070,313
                                                                                                                   -------------
                  Drugs/Health Care  7.8%
     350,000      Bard (C.R.), Inc. ...........................................................................      11,287,500
      52,500      Bristol-Myers Squibb Co. ....................................................................       4,508,438
     183,300      Merck & Co., Inc. ...........................................................................      12,051,975
     135,000      Pfizer, Inc. ................................................................................       8,505,000
                                                                                                                   -------------
                                                                                                                     36,352,913
                                                                                                                   -------------
                  Energy  1.8%
      59,500      Royal Dutch Petroleum Co., New York Shares, ADR .............................................       8,396,938
                                                                                                                   -------------
                  Financial Services  3.0%
     110,000      Federal National Mortgage Association .......................................................      13,653,750
                                                                                                                   -------------
                  Industrial  17.3%
     116,200      Avery-Dennison Corp. ........................................................................       5,824,525
      27,900      Diebold, Inc. ...............................................................................       1,544,963
     160,600      General Electric Co. ........................................................................      11,563,200
     660,000      Hanson, Plc., ADR ...........................................................................      10,065,000
     134,000      Kaydon Corp. ................................................................................       4,070,250
     154,800      Kimball International, Inc., Class B ........................................................       3,908,700
     184,400      Loctite Corp. ...............................................................................       8,759,000
      90,000      Monsanto Co. ................................................................................      11,025,000
     220,000      Myers Industries, Inc. ......................................................................       3,602,500
     385,000      Newell Co. ..................................................................................       9,961,875
      81,800      Rockwell International Corp. ................................................................       4,325,175
     158,000      Superior Industries International, Inc. .....................................................       4,167,250
     123,000      Superior Surgical Manufacturing Co., Inc. ...................................................       1,168,500
                                                                                                                   -------------
                                                                                                                     79,985,938
                                                                                                                   -------------
                  Insurance - Life & Health  1.1%
     112,500      Jefferson-Pilot Corp. .......................................................................       5,231,250
                                                                                                                   -------------
                  Insurance - Property Casualty  16.9%
     301,900      Allied Group, Inc. ..........................................................................      10,868,400
      53,700      American International Group, Inc. ..........................................................       4,967,250
     103,100      Chubb Corp. .................................................................................       9,974,925
      16,800      Cincinnati Financial Corp. ..................................................................       1,096,200
     302,000      Mercury General Corp. .......................................................................    $ 14,420,500
     175,000      MMI Cos., Inc. ..............................................................................       4,200,000
     314,625      RLI Corp. ...................................................................................       7,865,625
     202,000      SAFECO Corp. ................................................................................       6,969,000
     215,800      Selective Insurance Group, Inc. .............................................................       7,660,900
     188,400      St. Paul Companies, Inc. ....................................................................      10,479,750
                                                                                                                   -------------
                                                                                                                     78,502,550
                                                                                                                   -------------
                  Miscellaneous  2.6%
     500,000      Arnold Industries, Inc. .....................................................................       8,687,500
     168,000      Bob Evans Farms, Inc. .......................................................................       3,192,000
                                                                                                                   -------------
                                                                                                                     11,879,500
                                                                                                                   -------------
                  Printing & Publishing  1.2%
      31,000      Dun & Bradstreet Corp. ......................................................................       2,007,250
      73,100      Reader's Digest Association, Inc., Class A ..................................................       3,746,375
                                                                                                                   -------------
                                                                                                                      5,753,625
                                                                                                                   -------------
                  Retail  11.2%
      77,000      Albertson's, Inc. ...........................................................................       2,531,375
      44,100      Arbor Drugs, Inc. ...........................................................................         926,100
     769,000      Family Dollar Stores, Inc. ..................................................................      10,573,750
     372,000      Rite Aid Corp. ..............................................................................      12,741,000
     315,000      The Limited, Inc. ...........................................................................       5,473,124
     303,000      Walgreen Co. ................................................................................       9,052,124
     465,000      Wal-Mart Stores, Inc. .......................................................................      10,404,374
                                                                                                                   -------------
                                                                                                                     51,701,847
                                                                                                                   -------------
                        Total Long Term Investments (Cost $326,510,460) .......................................     404,935,861
                                                                                                                   -------------
    Face
   Amount
  -------
                e Short Term Investments  12.7%
                  Commercial Paper  5.3%
 $12,000,000      American Express Credit Corp., 5.48%, 03/18/96 ..............................................      11,853,120
  13,000,000      Societe Generale, 5.50%, 03/22/96 ...........................................................      12,833,079
                                                                                                                   -------------
                        Total Commercial Paper (Cost $24,698,471) .............................................      24,686,199
                                                                                                                   -------------
                        Total Investments before Repurchase Agreements (Cost $351,208,931) ....................     429,622,060
                                                                                                                   -------------
              f,g Receivables From Repurchase Agreements  7.4%
 $32,983,765      Joint Repurchase Agreement, 5.745%, 01/02/96, (Maturity Value $34,352,462) (Cost $34,330,548)
                   Bear Stearns & Co. Inc., (Maturity Value $5,228,904)
                    Collateral: U. S. Treasury Notes, 5.75% - 8.875%, 02/29/96 - 08/31/00
                   Daiwa Securities America, Inc., (Maturity Value $2,979,038)
                    Collateral: U. S. Treasury Bills, 08/22/96
                                U. S. Treasury Notes, 5.125% - 6.25%, 08/31/96 - 06/30/98
                   Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $5,228,904)
                    Collateral: U. S. Treasury Notes, 5.125% - 8.75%, 03/31/97 - 11/30/99
                   Fuji Securities, Inc., (Maturity Value $5,228,904)
                    Collateral: U. S. Treasury Notes, 7.50%, 12/31/96 - 10/31/99
                   Lehman Brothers, Inc., (Maturity Value $5,228,904)
                    Collateral: U. S. Treasury Notes, 5.75% - 8.75%, 09/30/97 - 09/30/00
                   SBC Capital Markets, Inc., (Maturity Value $5,228,904)
                    Collateral: U. S. Treasury Notes, 7.50%, 10/31/99
                   UBS Securities, Inc., (Maturity Value $5,228,904)
                    Collateral: U. S. Treasury Notes, 6.75% - 7.75%, 04/30/97 - 01/31/00 ......................   $  34,330,548
                                                                                                                   -------------
                            Total Investments (Cost $385,539,479)  100.1%......................................     463,952,608
                            Liabilities in Excess of Other Assets  (.1)% ......................................        (699,331)
                                                                                                                   -------------
                            Net Assets  100.0% ................................................................    $463,253,277
                                                                                                                   =============


                  At December 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $385,886,250 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which there was an
                     excess of value over tax cost ............................................................   $  86,873,788
                    Aggregate gross unrealized depreciation for all investments in which there was an
                     excess of tax cost over value ............................................................      (8,807,430)
                                                                                                                   -------------
                    Net unrealized appreciation ...............................................................   $  78,066,358
                                                                                                                   =============



eCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the
Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.
fFace amount for repurchase agreements is for the underlying collateral.
gSee Note 1(h) regarding joint repurchase agreement.



The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


    Shares/                                                                                                           Value
   Warrants       Utility Equity Fund                                                                               (Note 1)
------------------------------------------------------------------------------------------------------------------------------
                  Common Stocks & Warrants  91.0%
      167,000    aAES Corp. ..................................................................................     $  3,987,125
      446,100    aAirTouch Communications, Inc. ..............................................................       12,602,325
    1,298,700     Allegheny Power System, Inc. ...............................................................       37,175,288
    1,300,230     American Electric Power Co., Inc. ..........................................................       52,659,315
      100,000     Ameritech Corp. ............................................................................        5,900,000
      120,000     AT&T Corp. .................................................................................        7,770,000
      166,200     BellSouth Corp. ............................................................................        7,229,700
      600,000    dCable and Wireless, Plc. ...................................................................        4,295,565
    1,733,900     Central & South West Corp. .................................................................       48,332,463
      775,000    dChina Light & Power Co. ....................................................................        3,568,057
    1,223,900     CINergy Corp. ..............................................................................       37,481,938
      832,710     CIPSCO, Inc. ...............................................................................       32,475,690
        1,100     Compania Boliviana de Energia Electricia ...................................................           36,575
      445,150     Delmarva Power & Light Co. .................................................................       10,127,163
      880,000     Dominion Resources, Inc. ...................................................................       36,300,000
      716,000     DPL, Inc. ..................................................................................       17,721,000
    1,081,850     Duke Power Co. .............................................................................       51,252,644
      213,900     Empresa Nacional de Electricidad, ADR.......................................................       12,245,775
    1,407,560     Enova Corp. ................................................................................       33,429,550
      100,000     Enron Corp. ................................................................................        3,812,500
      280,000     Enron Global Power & Pipelines L.L.C........................................................        6,965,000
    1,654,000     Entergy Corp. ..............................................................................       48,379,500
      195,000  b,dEspoon Sahko Oy, ADS........................................................................        2,822,118
      853,000     Florida Progress Corp. .....................................................................       30,174,875
    1,201,300     FPL Group, Inc..............................................................................       55,710,288
    1,621,100     General Public Utilities Corp. .............................................................       55,117,400
       55,600  a,dGrupo Iusacell, SA, Series D................................................................           46,123
      144,440  a,dGrupo Iusacell, SA, Series L, ADR...........................................................        1,462,455
      890,840     GTE Corp. ..................................................................................       39,196,960
      525,430     Hawaiian Electric Industries, Inc...........................................................       20,360,413
    5,760,000    dHong Kong & China Gas Co., Ltd..............................................................        9,274,103
      103,000  a,dHong Kong & China Gas Co., Ltd., warrants...................................................              133
    2,500,000    dHong Kong Electric Holdings, Ltd............................................................        8,195,926
      138,000    aHuaneng Power International, Inc., ADR......................................................        1,983,750
       50,500     Korea Electric Power Corp. .................................................................        2,209,111
    1,017,450     New England Electric System.................................................................       40,316,456
      558,050     New York State Electric & Gas Corp..........................................................       14,439,544
      749,900     NIPSCO Industries, Inc......................................................................       28,683,675
      164,500     Nokia, AB...................................................................................        6,394,938
      323,000    aNynex Cablecomms Group, ADR.................................................................        5,612,125
      229,600     Pacific Enterprises.........................................................................        6,486,200
    1,123,150     Pacific Gas & Electric Co. .................................................................       31,869,381
    1,702,400     PacifiCorp..................................................................................       36,176,000
      349,100     Panhandle Eastern Corp. ....................................................................        9,731,163
      843,000     Pinnacle West Capital Corp. ................................................................       24,236,250
      330,000     Portugal Telecom, SA, ADR...................................................................        6,270,000
      100,000     Public Service Co. of Colorado..............................................................        3,537,500
      230,000     SBC Communications, Inc.....................................................................       13,225,000
    1,773,160     SCANA Corp. ................................................................................       50,756,705
    1,154,700     SCEcorp ....................................................................................       20,495,925
      590,000    dScottish Power, Plc.........................................................................        3,390,173
       47,250     Sierra Pacific Resources ...................................................................        1,104,469
    2,331,290     Southern Co. ...............................................................................       57,408,016
       14,800     Southern Indiana Gas & Electric Co. ........................................................        $ 514,300
      439,300     Southwestern Public Service Co. ............................................................       14,387,075
    1,675,000    dSTET - Societa Finanziaria Telefonica ......................................................        4,728,915
    2,074,850     TECO Energy, Inc. ..........................................................................       53,168,031
      315,000     Tele Danmark, A/S, ADS .....................................................................        8,701,875
      115,000     Telecom de Argentina, ADR ..................................................................        5,476,875
      170,000     Telefonos de Mexico, SA, ADR................................................................        5,418,750
       69,000    aTelewest Communications, Plc., ADR..........................................................        1,664,625
    1,089,450     Texas Utilities Co. ........................................................................       44,803,627
      370,000     Transportadora de Gas del Sur, SA, ADR .....................................................        4,763,750
    1,084,800     U S West, Inc...............................................................................       38,781,600
      480,351     Williams Companies, Inc. ...................................................................       21,075,400
    1,029,200     Wisconsin Energy Corp. .....................................................................       31,519,250
                                                                                                                   -------------
                        Total Long Term Investments (Cost $1,188,913,592).....................................    1,295,438,421
                                                                                                                   -------------
     Face
    Amount
   -------
               f,gReceivables From Repurchase Agreements  8.1%
$ 111,282,099     Joint Repurchase Agreement, 5.745%, 01/02/96, (Maturity Value $115,902,280) (Cost $115,828,343)
                   Bear Stearns & Co., Inc., (Maturity Value $17,641,875)
                    Collateral: U.S. Treasury Notes, 5.75% - 8.875%, 02/29/96 - 08/31/00
                   Daiwa Securities America, Inc., (Maturity Value $10,051,030)
                    Collateral: U.S. Treasury Bills, 08/22/96
                                U.S. Treasury Notes, 5.125% - 6.25%, 08/31/96 - 06/30/98
                   Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $17,641,875)
                    Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 03/31/97 - 11/30/99
                   Fuji Securities, Inc., (Maturity Value $17,641,875)
                    Collateral: U.S. Treasury Notes, 7.50%, 12/31/96 - 10/31/99
                   Lehman Brothers, Inc., (Maturity Value $17,641,875)
                    Collateral: U.S. Treasury Notes, 5.75% - 8.75%, 09/30/97 - 09/30/00
                   SBC Capital Markets, Inc., (Maturity Value $17,641,875)
                    Collateral: U.S. Treasury Notes, 7.50%, 10/31/99
                   UBS Securities, Inc., (Maturity Value $17,641,875)
                    Collateral: U.S. Treasury Notes, 6.75% - 7.75%, 04/30/97 - 01/31/00 ......................      115,828,343
                                                                                                                   -------------
                            Total Investments (Cost $1,304,741,935)  99.1% ...................................    1,411,266,764
                            Other Assets and Liabilities, Net  .9%............................................       12,179,436
                                                                                                                   -------------
                            Net Assets  100.0% ...............................................................   $1,423,446,200
                                                                                                                   =============


                  At December 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,304,741,949 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost ............................................................  $  151,760,867
                    Aggregate gross unrealized depreciation for all investments in which there was an
                     excess of tax cost over value ............................................................     (45,236,052)
                                                                                                                   -------------
                    Net unrealized appreciation ...............................................................  $  106,524,815
                                                                                                                   =============


a Non-income producing.
bSee Note 8 regarding Rule 144A securities.
dSecurities traded in foreign currency and valued in U.S. dollars.
fFace amount for repurchase agreements is for the underlying collateral.
gSee Note 1(h) regarding joint repurchase agreement.



The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


               Shares/                                                                                                 Value
Country*      Warrants      Templeton Developing Markets Equity Fund                                                 (Note 1)
------------------------------------------------------------------------------------------------------------------------------
                            Common Stocks, Preferred Stocks & Warrants  86.8%
                            Argentina  12.7%
    AR           34,784     Aluar Aluminio Argentino, SA, Series B ............................................      $  313,009
    AR          311,170    aAstra Cia Argentina de Petroleo, SA ...............................................         575,578
    AR          200,000    aAtanor Cia Nacional Para la Industria Quimica, SA, Series D .......................         477,928
    AR          228,301    aBanco Bansud, SA, Series B ........................................................       1,700,587
    AR          512,120     Banco de Galicia y Buenos Aires, SA, Series B .....................................       2,662,625
    AR          145,350     Banco Frances del Rio de la Plata, SA .............................................       1,286,155
    AR          134,420     Central Costanera, SA, Series B ...................................................         413,951
    AR           14,646    aCentral Termoelectricia de Buenos Aires ...........................................          17,280
    AR          323,332    aCiadea, SA ........................................................................       1,681,076
    AR           32,480    aJuan Minetti, SA ..................................................................         107,168
    AR          279,089     Molinos Rio de Plata, SA, Series B ................................................       2,288,187
    AR           21,007     Nobleza Piccardo Sociedad Industrial Comercial y Financial ........................          79,815
    AR          499,972     Perez Companc, SA, Series B .......................................................       2,649,454
    AR          291,144    aSevel Argentina, SA, Series C .....................................................         521,070
    AR        1,184,000    aSociedad Comercial del Plata, SA ..................................................       3,137,129
    AR          532,000     Transportadora de Gas del Sur, SA, Series B .......................................       1,281,928
    US           44,000     YPF Sociedad Anonima, ADR .........................................................         951,500
    AR            2,840    aZanella Hermanos, SA ..............................................................             477
                                                                                                                   -------------
                                                                                                                     20,144,917
                                                                                                                   -------------
                            Brazil  7.6%
    BR        51,742,194    Banco Bradesco, SA ................................................................         399,266
    BR        10,070,976   aBanco do Brasil, SA  ..............................................................         106,725
    BR       110,000,000   aBanco do Brasil, SA, pfd. .........................................................       1,244,920
    BR       264,298,700   aBanespa-Banco do Estado de Sao Paulo, SA, pfd. ....................................       1,359,631
    BR         2,000,000    Brasmotor, SA, pfd. ...............................................................         397,140
    BR         7,484,000   aCia Mesbla, SA, pfd. ..............................................................          92,400
    BR            54,700    Copene-Petroquimica do Nordeste, SA, Series A, pfd. ...............................          24,424
    BR        15,409,800    Duratex, SA, pfd. .................................................................         535,883
    BR        11,529,000    Eletrobras-Centrais Eletricas Brasileiras, SA, Series B, pfd. .....................       3,119,633
    BR           362,700    Mannesmann, SA, pfd. ..............................................................          61,569
    BR        38,007,000    Petrobras-Petroleo Brasileiro, SA, pfd. ...........................................       3,245,229
    BR        12,605,000    Telebras-Telecomunicacoes Brasileiras, SA .........................................         487,626
    BR         3,173,800   aTelerj -Telecomunicacoes do Rio de Janeiro, SA, pfd. ..............................         205,720
    BR        17,114,000    Unibanco-Uniao de Bancos Brasileiros, SA, pfd. ....................................         669,100
                                                                                                                   -------------
                                                                                                                     11,949,266
                                                                                                                   -------------
                            China  3.0%
    CN          813,800     China Southern Glass Co., Ltd., Series B ..........................................         336,781
    CN          816,000    aChina Textile Machinery Co., Ltd., Series B .......................................         130,560
    CN          858,000     Chiwan Wharf Holdings, Ltd., Series B .............................................         322,894
    CN          400,000    aFoshan Electrical and Lighting Co., Ltd., Series B ................................         268,995
    CN          508,000     Guangzhou Shipyard International Co., Ltd., Series H ..............................         128,766
    CN          445,000     Luoyang Glass Co., Ltd., Series H .................................................         114,523
    US           96,000     Shandong Huaneng Power Development Co., Ltd., ADR..................................         648,000
    CN        1,269,000     Shanghai Chlor-Alkali Chemical Co., Ltd., Series B ................................         322,326
    CN          300,000    aShanghai Dazhong Taxi Shareholding Co., Ltd., Series B ............................         229,200
    CN          252,000     Shanghai Industrial Sewing Machine Corp. ..........................................          40,824
    CN        1,575,000     Shanghai Jin Jiang Tower Co., Ltd., Series B ......................................         444,150
    CN          410,000     Shanghai Jinqiao Export Processing Zone Development Co., Ltd., Series B ...........         153,340
    CN          500,000     Shanghai Lujiaxui Finance & Trade Zone Development Stock Co., Ltd., Series B ......         284,000
    CN          308,000    aShanghai Refrigerator Compressor Co., Ltd., Series B ..............................         109,648
    CN        1,078,000    aShanghai Vacuum Electron Devices Co., Ltd., Series B ..............................      $  250,096
    CN          100,000     Shanghai Yaohua Pilkington Glass Co., Ltd., Series B ..............................          88,000
    CN          314,400     Shenzhen Gintian Industrial Co., Ltd., Series B ...................................         107,748
    CN          275,000     Shenzhen Properties & Resources Development (Group), Ltd., Series B ...............          55,124
    CN        1,603,100     Shenzhen Vanke Co., Ltd., Series B ................................................         590,861
    CN          586,000     Zhuhai SEZ Lizhu Pharmaceutical Group, Inc., Series B .............................         193,249
                                                                                                                   -------------
                                                                                                                      4,819,085
                                                                                                                   -------------
                            Czech Republic  .3%
    CS           15,000    aCEZ, GDR ..........................................................................         543,750
                                                                                                                   -------------
                            Greece  3.4%
    GR           29,000     Alpha Credit Bank .................................................................       1,675,735
    GR           32,000     Alpha Leasing, SA .................................................................         782,825
    GR            2,000     Elais Oleaginous Co. ..............................................................          64,954
    GR            9,000     Ergo Bank, SA .....................................................................         358,535
    GR           32,200     Etba Leasing ......................................................................         587,393
    GR           25,250     Hellas Can - Container Manufacturers ..............................................         505,873
    GR           29,000     Intracom, SA  .....................................................................         625,037
    GR            3,000     National Bank of Greece, SA  ......................................................         152,917
    GR           16,170     Titan Cement Co. ..................................................................         678,609
                                                                                                                   -------------
                                                                                                                      5,431,878
                                                                                                                   -------------
                            Hong Kong  13.2%
    HK          506,000     Cheung Kong Holdings, Ltd. ........................................................       3,082,134
    HK        2,496,000     China Overseas Land & Investment, Ltd. ............................................         438,999
    HK          251,439     Dairy Farm International Holdings, Ltd. ...........................................         231,324
    HK          407,000     Dickson Concepts (International), Ltd. ............................................         378,972
    HK        1,154,000     East Asiatic Co. (Hong Kong), Ltd., (The) .........................................         137,301
    HK        2,044,000    aFu Hui Jewellery Co. (H.K.), Ltd. .................................................          79,302
    HK          202,000     Goldlion Holdings, Ltd.............................................................         147,598
    HK          566,000     Great Wall Electronics International, Ltd. ........................................          41,722
    HK          987,000     Hang Lung Development Co., Ltd. ...................................................       1,570,010
    HK           59,900    aHang Lung Development Co., Ltd., warrants .........................................           8,986
    HK          131,000     Hong Kong Electric Holdings, Ltd. .................................................         429,466
    HK          430,951     Hopewell Holdings, Ltd. ...........................................................         248,009
    HK          206,762     HSBC Holdings, Plc.  ..............................................................       3,128,504
    HK          316,000     Jardine International Motor Holdings, Ltd. ........................................         359,625
    HK           20,643     Jardine Matheson Holdings, Ltd. ...................................................         141,404
    HK          194,625     Jardine Strategic Holdings, Ltd. ..................................................         595,553
    HK           21,625    aJardine Strategic Holdings, Ltd., warrants ........................................           6,920
    HK          119,000     JCG Holdings, Ltd. ................................................................          86,951
    HK        1,938,389     K Wah International Holdings, Ltd. ................................................         290,790
    HK          187,320    aK Wah International Holdings, Ltd., warrants ......................................           5,935
    HK        2,162,000     Lai Sun Development Co., Ltd. .....................................................         260,027
    HK          234,000     Lai Sun Garment International, Ltd. ...............................................         226,964
    HK        1,450,000    aLaws International Holdings, Ltd. .................................................         129,389
    HK        1,172,000     Le Saunda Holdings, Ltd. ..........................................................          97,003
    HK          435,000     Linkful International Holdings, Ltd. ..............................................          30,378
    HK          700,000     Luks Industrial Co., Ltd. .........................................................          71,516
    HK          731,592     New World Development Co., Ltd. ...................................................       3,188,445
    HK        1,626,000     S. Megga International Holdings, Ltd. .............................................          60,982
    HK          240,388     Semi-Tech (Global) Co., Ltd. ......................................................         387,046
    HK        1,280,658     Stelux International Holdings, Ltd. ...............................................      $  327,928
    HK        1,351,000     Sun Hung Kai & Co, Ltd.............................................................         288,283
    HK          319,000     Sun Hung Kai Properties, Ltd. .....................................................       2,609,344
    HK        2,123,000     Tian An China Investments Co., Ltd. ...............................................         263,573
    HK        1,364,000     Tungtex (Holdings) Co., Ltd. ......................................................         141,119
    HK          294,000     Vitasoy International Holdings, Ltd. ..............................................         125,470
    HK          393,105     Wai Kee Holdings, Ltd. ............................................................          49,313
    HK          184,000     Wheelock & Co., Ltd. ..............................................................         315,293
    HK        1,228,000     Wing Shan International, Ltd. .....................................................         127,048
    HK        1,588,000     Wo Kee Hong Holdings, Ltd. ........................................................         248,494
    HK          300,000     Yaohan Hongkong Corp., Ltd.........................................................          15,907
    HK        1,728,000     Yue Yuen Industrial (Holdings), Ltd. ..............................................         458,118
                                                                                                                   -------------
                                                                                                                     20,831,145
                                                                                                                   -------------
                            Indonesia  4.8%
    ID          861,500     P.T. Anwar Sierad, fgn. ...........................................................         405,035
    ID           68,250     P.T. Aqua Golden Mississippi, fgn. ................................................          47,759
    ID          400,000     P.T. Bank Dagang Nasional Indonesia, fgn. .........................................         328,012
    ID          371,000     P.T. Bank PDFCI, fgn. .............................................................         235,272
    ID        1,127,000     P.T. Barito Pacific Timber, fgn. ..................................................         825,596
    ID          532,500     P.T. Charoen Pokphand Indonesia, fgn. .............................................       1,082,932
    ID          127,500     P.T. Dharmala Intiland, fgn. ......................................................          69,703
    ID          273,000     P.T. Duta Anggada Realty, fgn. ....................................................         131,336
    ID        1,105,500     P.T. Gadjah Tunggal, fgn. .........................................................         616,450
    ID          435,000     P.T. Gajah Surya Multi Finance, fgn. ..............................................         195,003
    ID          829,600     P.T. Ganda Wangsa Utama, fgn. .....................................................         226,766
    ID          278,000     P.T. Hadtex Indosyntec, fgn. ......................................................         130,702
    ID           12,000     P.T. Inter-Pacific Bank, fgn. .....................................................           9,709
    ID          390,000     P.T. Jakarta International Hotel & Development, fgn................................         477,586
    ID          337,500     P.T. Japfa Comfeed Indonesia, fgn. ................................................         166,056
    ID          441,750     P.T. Multibreeder Adirama, fgn. ...................................................         154,559
    ID          105,000     P.T. Multipolar Corp., fgn. .......................................................          48,218
    ID        1,656,000     P.T. Polysindo Eka Perkasa, fgn. ..................................................         941,526
    ID          468,000     P.T. Pudjiadi Prestige, Ltd., fgn. ................................................         327,487
    ID        1,138,000    aP.T. Sinar Mas Multi Artha, fgn. ..................................................         982,965
    ID          316,500     P.T. Summarecon Agung, fgn. .......................................................         186,869
    ID           68,200     P.T. Unggul Indah Corp., fgn. .....................................................          62,637
                                                                                                                   -------------
                                                                                                                      7,652,178
                                                                                                                   -------------
                            Israel  1.4%
    IL            1,000    aAgis Industries, Ltd. .............................................................           7,089
    IL          227,444     Bank Hapoalim BM ..................................................................         375,401
    IL           92,727     Clal Industries, Ltd. .............................................................         497,554
    IL           13,748     Discount Investment Corp. .........................................................         910,459
    IL            2,700     Super Sol, Ltd. ...................................................................          56,626
    IL            2,732     The First International Bank of Israel ............................................         330,558
                                                                                                                   -------------
                                                                                                                      2,177,687
                                                                                                                   -------------
                            Malaysia  1.6%
    MY          258,000     Aokam Perdana, Bhd. ...............................................................         416,506
    MY           50,000     Federal Flour Mills, Bhd.  ........................................................         117,140
    MY          254,666     Malaysian International Shipping Corp., Bhd., fgn. ................................         666,822
    MY            4,600     Oriental Holdings, Bhd., fgn.......................................................       $  23,365
    MY          155,000     Perlis Plantations, Bhd., fgn......................................................         485,195
    MY          732,000     Shangri-La Hotels, Bhd. ...........................................................         711,911
    MY          123,000     Shangri La Hotels, Bhd., fgn. .....................................................         119,624
                                                                                                                   -------------
                                                                                                                      2,540,563
                                                                                                                   -------------
                            Mexico  12.6%
    MX        1,048,000     Cemex, SA, Series B ...............................................................       3,803,500
    MX        2,937,085    aCifra, SA, Series C ...............................................................       2,961,830
    MX          110,034    aDESC, SA, Series B ................................................................         403,624
    MX          899,000     Grupo Financiero Banamex Accival, SA, Series B ....................................       1,505,519
    MX          597,250     Grupo Financiero Banamex Accival, SA, Series L ....................................         887,166
    MX        5,650,000    aGrupo Financiero Bancomer, SA de CV, Series B .....................................       1,574,530
    MX          209,259    aGrupo Financiero Bancomer, SA de CV, Series L .....................................          54,247
    MX          529,000    aGrupo Financiero Serfin, SA, Series B .............................................         274,271
    MX          111,056     Grupo Industrial Maseca, SA de CV, Series B .......................................          67,944
    MX           97,000     Telmex-Telefonos de Mexico, SA, Series L ..........................................         155,401
    US          228,200     Telmex-Telefonos de Mexico, SA, Series L, ADR .....................................       7,273,875
    MX          589,849     Vitro, SA .........................................................................         917,458
                                                                                                                   -------------
                                                                                                                     19,879,365
                                                                                                                   -------------
                            Philippines  .9%
    PH          500,000    aKeppel Philippine Holdings, Inc., Series B ........................................         209,684
    PH        1,454,000    aPhilex Minning Corp., Series B  ...................................................         166,298
    US           15,000     Philippine Long Distance Telephone Co., ADR .......................................         811,875
    PH           24,840    aPhilippine National Bank  .........................................................         274,632
                                                                                                                   -------------
                                                                                                                      1,462,489
                                                                                                                   -------------
                            Poland  .6%
    PL           13,012     Bank Przemyslowo-Handlowy, SA .....................................................         377,351
    PL          120,000     Elektrim Towarzystwo Handlowe, SA .................................................         406,408
    PL           10,000    aWarta, SA .........................................................................         158,183
    PL            1,242     Wielkopolski Bank Kredytowy, SA ...................................................           2,569
                                                                                                                   -------------
                                                                                                                        944,511
                                                                                                                   -------------
                            Portugal  6.1%
    PT           49,000     Banco Chemical (Portugal), SA .....................................................         543,444
    PT          249,000     Banco Comercial Portugues, SA .....................................................       3,385,435
    PT          116,680     Banco Espirito Santo e Comercial de Lisboa ........................................       1,763,355
    PT           79,000     Banco Portugues de Investimento, SA ...............................................         944,253
    PT           43,348     Banco Portugues de Investimento, SA, new ..........................................         489,158
    PT           60,000     Banco Totta & Acores, SA ..........................................................         991,749
    PT            5,454    aBanco Totta & Acores, SA, new .....................................................          82,862
    US           89,840     Espirito Santo Financial Holding, SA, ADR .........................................       1,066,850
    PT           43,000    aPortucel Industrial Empresa Produtora de Celulose, SA .............................         254,251
    PT            7,010    aSociedade Portuguesa de Celulose, SA ..............................................         145,141
                                                                                                                   -------------
                                                                                                                      9,666,498
                                                                                                                   -------------
                            Singapore  2.1%
    SG           48,000     Acma, Ltd. ........................................................................         159,491
    SG          136,000     Acma, Ltd., fgn. ..................................................................         451,891
    SG           66,000     First Capital Corp., Ltd., fgn. ...................................................         182,906
    SG           72,000     G.P. Batteries International, Ltd. ................................................         173,520
    SG           18,000    aGP Batteries International, Ltd., warrants ........................................       $  12,240
    SG          552,000     Hai Sun Hup Group, Ltd. ...........................................................         370,732
    SG          167,000     Hinds Hotels International, Ltd. ..................................................         198,346
    SG          191,000     Hinds Hotels International, Ltd., fgn. ............................................         226,850
    SG          147,000     Inchcape, Bhd., fgn. ..............................................................         471,813
    SG           85,000     Isetan, Ltd., fgn.  ...............................................................         165,854
    SG          300,000     Natsteel, Ltd., fgn. ..............................................................         615,058
    SG          132,000    aOsprey Maritime, Ltd. .............................................................         277,200
                                                                                                                   -------------
                                                                                                                      3,305,901
                                                                                                                   -------------
                            South Africa  3.1%
    ZA          284,000     BTR Dunlop, Ltd. ..................................................................         545,330
    ZA          481,800     Del Monte Royal Foods, Ltd. .......................................................         667,423
    ZA          197,067     Engen, Ltd. .......................................................................       1,486,584
    ZA          104,200     First National Bank Holdings, Ltd. ................................................         957,537
    ZA          122,100     Rembrandt Group, Ltd. .............................................................       1,172,267
                                                                                                                   -------------
                                                                                                                      4,829,141
                                                                                                                   -------------
                            South Korea  1.9%
    KR           15,000    aBoram Bank Co., Ltd. ..............................................................         196,262
    KR            3,570    aDae Duck Electronics Co, Ltd. .....................................................         142,202
    KR           44,590     Daegu Bank Co., Ltd. ..............................................................         684,470
    KR            2,092    aDaegu Bank Co., Ltd., new .........................................................          30,764
    KR            1,910     Daehan Synthetic Fiber Co., Ltd. ..................................................         235,134
    KR            3,950     Hankook Cosmetics Co., Ltd. .......................................................         110,748
    KR           20,000     Kyong Nam Bank ....................................................................         205,092
    KR           29,000    aSsangyong Oil Refining Co., Ltd. ..................................................         820,561
    KR           34,000    aTong Yang Investment and Finance Co., Ltd. ........................................         604,834
    KR            1,000     Yuhwa Corp. .......................................................................          51,241
                                                                                                                   -------------
                                                                                                                      3,081,308
                                                                                                                   -------------
                            Sri Lanka  .1%
    LK           36,000     Associated Motorways, Ltd. ........................................................          29,306
                                                                                                                   -------------
                            Thailand  3.5%
    TH           24,000     American Standard Sanitaryware (THB) Public Co., Ltd., fgn. .......................         410,639
    TH           23,000     Ayudhya Insurance Public Co., Ltd., fgn. ..........................................         149,742
    TH            3,300     Bangkok Land Co., Ltd. ............................................................           4,389
    TH          499,500     Bangkok Land Co., Ltd., fgn. ......................................................         763,428
    TH          253,000     Chareon Pokphand Feedmill Public Co., Ltd., fgn. ..................................       1,235,371
    TH          103,000     Chareon Pokphand Feedmill Public Co., Ltd. ........................................         482,493
    TH           16,000     Hua Thai Manufacturing Public Co., Ltd. ...........................................          49,067
    TH           83,000     Karat Sanitaryware Public Co., Ltd., fgn. .........................................         336,086
    TH           50,700     Kian Gwan Public Co., Ltd., fgn. ..................................................         136,361
    TH          313,500    aRoyal Ceramic Industry Public Co., Ltd., fgn. .....................................         491,594
    TH           80,600     Saha Pathanapibul Co., Ltd., fgn. .................................................         158,384
    TH          460,000     Saha Union Public Co., Ltd., fgn. .................................................         520,445
    TH            3,800     Sanyo Universal Electric Public Co., Ltd., fgn. ...................................          15,990
    TH          116,410     Thai Asahi Glass Public Co., Ltd. .................................................         237,996
    TH           45,200     Thai Rayon Public Co., Ltd. .......................................................         394,760
    TH            2,700     Thai Wacoal Public Co., Ltd. ......................................................          14,577
    TH           14,900     Thai Wacoal Public Co., Ltd., fgn. ................................................         111,942
    TH            8,450     Thai Wah Public Co., Ltd., fgn. ...................................................       $  10,399
    TH            4,500     United Motor Works (Siam) Public Co., Ltd. ........................................          21,973
                                                                                                                   -------------
                                                                                                                      5,545,636
                                                                                                                   -------------
                            Turkey  5.7%
    TR       12,757,500     Akbank ............................................................................       2,409,052
    TR        1,000,000     Aksigorta, AS .....................................................................          77,997
    TR          852,000     Alarko Sanayii ve Ticaret, SA .....................................................         237,832
    TR        2,344,000     Anadolu Anonim Turk Sigorta Sirketi ...............................................          93,337
    TR        2,883,314     Arcelik, AS .......................................................................         231,991
    TR          242,000     Bandirma Gubre Fabrikalari, AS.....................................................          74,507
    TR        2,898,724     Bekoteknik, AS ....................................................................         195,152
    TR          699,000     Borusan, AS .......................................................................         140,603
    TR          784,250     Cimentas Izmir Cimento Fabrikasi Turk, AS .........................................         463,596
    TR          224,000     Cimsa Cimento Sanayi ve Ticaret, AS ...............................................          97,471
    TR            9,000     Compagnie Financiere Ottomane, SA .................................................         328,457
    TR       11,405,000     Eregli Demir ve Celik Fabrikalari, AS .............................................         936,371
    TR          313,714     Izocam Ticaret ve Sanayii, AS .....................................................          28,847
    TR        2,575,000    aKoc Holding, AS ...................................................................         367,857
    TR        1,906,400     Koc Yatirim ve Sanayii Mamullesi Pazarlanca, AS ...................................         406,949
    TR        1,620,528     Marshall Boya ve Vernik Sanayii, AS ...............................................         156,997
    TR        1,594,000     Netas Northern Electric Telekomunic Asyon, AS .....................................         451,502
    TR          493,200    aOtosan Otomobil Sanayii, AS  ......................................................          80,985
    TR          614,933    aTat Konserve Sanayii, AS ..........................................................         388,751
    TR        6,580,200     Tofas Turk Otomobil Fabrikas, AS ..................................................         637,491
    TR        2,118,810     Trakya Cam Sanayii, AS ............................................................         215,708
    TR        2,779,998     Turk Demir Dokum Fabrikalari, AS...................................................         273,891
    TR        8,591,400     Turkiye Garanti Bankasi, AS .......................................................         719,477
    TR        1,784,454     Vakif Finansal Kiralama, AS .......................................................          43,952
                                                                                                                  -------------
                                                                                                                      9,058,773
                                                                                                                   -------------
                           jVenezuela  2.0%
    VE           11,026     Banco Venezolano de Credito .......................................................         227,332
    VE          232,800     Ceramica Carabobo CA, Series A ....................................................         202,149
    US          140,000     Ceramica Carabobo CA, Series A, ADR ...............................................         146,440
    VE          250,000     Consolidada Carabobo, Series A ....................................................          11,230
    VE        3,250,000     Consolidada Carabobo, Series B ....................................................         136,414
    VE          947,883     Electricidad de Caracas ...........................................................         647,744
    VE           60,000     Industrias Ventane ................................................................          12,548
    VE           10,000    aManufacturera de Aparatos Domesticos, SA ..........................................           7,805
    US          258,000     Mavesa, SA, ADR ...................................................................         957,526
    VE           50,000     Siderurgica Venezolana Sivensa Saica Svs. .........................................          16,053
    US          222,750     Siderurgica Venezolana Sivensa Saica Svs., ADR.....................................         357,581
    VE          301,600     Vencemos de Cementos, SA ..........................................................         370,448
                110,240     Venezolana de Cementos-Vencemos ...................................................         118,520
                                                                                                                   -------------
                                                                                                                      3,211,790
                                                                                                                   -------------
                            Zimbabwe  .2%
    ZW          700,000     Transarchipel Shipping, Ltd. ......................................................         187,793
                                                                                                                   -------------
                                  Total Long Term Investments (Cost $147,051,534) .............................     137,292,980
                                                                                                                   -------------
                           eShort Term Investments 13.4%
    US       21,189,000     U.S. Treasury Bills, 4.25% - 5.40%, 02/22/96 (Cost $21,104,898)....................    $ 21,118,210
                                                                                                                   -------------
                                      Total Investments (Cost $168,156,432)  100.2% ...........................     158,411,190
                                      Liabilities in Excess of Other Assets  (.2%) ............................        (327,348)
                                                                                                                   -------------
                                      Net Assets  100.0% ......................................................    $158,083,842
                                                                                                                   =============


                            At December 31,1995, the net unrealized depreciation based on the cost of investments for income tax purposes of $168,253,753 was as follows:
                              Aggregate gross unrealized appreciation for all investments in which there was an
                               excess of value over tax cost ..................................................    $ 13,208,715
                              Aggregate gross unrealized depreciation for all investments in which there was an
                               excess of tax cost over value ..................................................     (23,051,278)
                                                                                                                   -------------
                              Net unrealized depreciation .....................................................   $  (9,842,563)
                                                                                                                   =============


COUNTRY LEGEND:
AR   - Argentina
BR   - Brazil
CN   - China
CS   - Czech Republic
GR   - Greece
HK   - Hong Kong
ID   - Indonesia
IL   - Israel
KR   - South Korea
LK   - Sri Lanka
MX   - Mexico
MY   - Malaysia
PH   - Philippines
PL   - Poland
PT   - Portugal
SG   - Singapore
TH   - Thailand
TR   - Turkey
US   - United States of America
VE   - Venezuela
ZA   - South Africa
ZW   - Zimbabwe




*Securities traded in currency of country indicated and valued in U.S. dollars.
aNon-income producing.
eCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the
Fund. Other securities bear interest at the rate shown, payable at fixed dates or upon maturity.
jExchange  rate to translate  security  values into U.S.  dollars was  determined  based on procedures  established  by the Board of
Trustees.



The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


                                                                                                                       Value
Country*          Shares       Templeton Global Growth Fund                                                          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
                             a Common Stocks  85.0%

                               Argentina  3.2%
    US               50,000    Telecom Argentina Stet France, SA, ADR ..........................................    $ 2,381,250
    US              386,900    Transportadora de Gas del Sur, SA, ADR, Series B.................................      4,981,338
    US              155,000    YPF Sociedad Anonima, ADR .......................................................      3,351,875
                                                                                                                   -------------
                                                                                                                     10,714,463
                                                                                                                   -------------
                               Australia  4.9%
    AU              250,000    BTR Nylex, Ltd. .................................................................        677,288
    AU            2,069,552    HIH Winterthur Insurance.........................................................      3,322,506
    AU              150,000    News International, Plc. ........................................................        715,151
    AU            1,222,727    Pacific BBA, Ltd. ...............................................................      2,544,622
    AU            2,149,000    Pacific Dunlop, Ltd. ............................................................      5,031,328
    AU              700,000    Renison Goldfields Consolidated, Ltd. ...........................................      3,485,848
    AU            1,356,340    Stanilite Pacific................................................................        625,023
                                                                                                                   -------------
                                                                                                                     16,401,766
                                                                                                                   -------------
                               Austria  2.5%
    AT               30,000a,b Bohler-Uddeholm, AG..............................................................      2,288,602
    AT               29,500    Evn Energie-Versorgung Niederoesterreich, AG.....................................      4,047,902
    AT                8,480    Mayr-Melnhof Karton, AG .........................................................        424,273
    AT               13,000  b VA Technologies, AG, Bearer certificate..........................................      1,648,586
                                                                                                                   -------------
                                                                                                                      8,409,363
                                                                                                                   -------------
                               Bermuda  1.6%
    US               80,000    ACE, Ltd. .......................................................................      3,180,000
    US               85,000    Partnerre, Ltd. .................................................................      2,337,500
                                                                                                                   -------------
                                                                                                                      5,517,500
                                                                                                                   -------------
                               Brazil  .8%
    BR          129,100,000    Companhia Siderurgica Nacional...................................................      2,656,515
                                                                                                                   -------------
                               Canada  .8%
    CA                9,700    Intrawest Corporation ...........................................................         92,371
    CA               37,000  a Newbridge Networks Corp. ........................................................      1,530,875
    CA              195,000    Primex Forest Products, Ltd. ....................................................        892,759
                                                                                                                   -------------
                                                                                                                      2,516,005
                                                                                                                   -------------
                               China  .1%
    HK            5,404,000    Shanghai Hai Xing Shipping Co., Series H.........................................        363,412
                                                                                                                   -------------
                               Czech Republic  .9%
    CZ              171,000a,b Komercni Banka, AS, GDR..........................................................      3,112,200
                                                                                                                   -------------
                               Denmark  .3%
    DK               20,000    Tele Danmark, A/S, Series B......................................................      1,090,556
                                                                                                                   -------------
                               Finland  1.6%
    FI                8,300    American Group, Ltd., Series A...................................................        129,464
    FI              145,000    Enso-Gutzeit Oy, Series R........................................................        965,978
    FI               54,000    Metsa-Serla Oy, Series B.........................................................      1,662,264
    FI               65,000  a Outokumpu Oy, Series A ..........................................................      1,030,300
    FI               88,000    Repola Oy .......................................................................      1,657,669
                                                                                                                   -------------
                                                                                                                      5,445,675
                                                                                                                   -------------
                               France  4.4%
    FR               30,000    Alcatel Alsthom .................................................................      2,586,482
    FR               40,814    AXA, SA..........................................................................      2,750,382
    FR               86,500    Banque Nationale de Paris........................................................      3,901,950
    FR               45,000    Credit Foncier de France ........................................................     $  650,602
    FR              100,000    Pechiney International, SA ......................................................      1,774,556
    FR                5,388    Sa des Galeries Lafayette .......................................................      1,313,717
    FR               21,972    Societe Elf Aquitane, SA ........................................................      1,618,848
    FR                3,229  a Union du Credit Bail Immobilier Unibail..........................................        333,648
                                                                                                                   -------------
                                                                                                                     14,930,185
                                                                                                                   -------------
                               Germany  1.1%
    DD               60,000  a Bremer Vulkan Verbund, AG........................................................      1,673,582
    DD                6,300    Volkswagen, AG ..................................................................      2,113,106
                                                                                                                   -------------
                                                                                                                      3,786,688
                                                                                                                   -------------
                               Greece  .5%
    GR               27,200    Alpha Credit Bank................................................................      1,571,724
    US                4,400  b Alpha Credit Bank, ADR ..........................................................        254,249
                                                                                                                   -------------
                                                                                                                      1,825,973
                                                                                                                   -------------
                               Hong Kong  4.7%
    HK              800,000    Cheung Kong Holdings, Ltd. ......................................................      4,872,939
    HK              278,149    HSBC Holdings, Plc. .............................................................      4,208,656
    HK              800,000    Jardine Strategic Holdings, Ltd. ................................................      2,448,000
    HK            2,299,000    Oriental Press Group.............................................................        698,694
    HK            3,600,000    Shun Tak Holdings, Ltd. .........................................................      2,537,342
    HK              150,000    Swire Pacific, Ltd., Series A ...................................................      1,163,919
    HK               75,000    Swire Pacific, Ltd., Series B ...................................................         93,598
                                                                                                                   -------------
                                                                                                                     16,023,148
                                                                                                                   -------------
                               Hungary  .6%
    US              256,358a,b MOL Magyar Olay - Es Gazipari RT.................................................      2,082,909
                                                                                                                   -------------
                               India  .5%
    US              720,000  a India Fund, (The), Ord., Series B ...............................................      1,151,696
    US               37,000  b Larsen and Toubro, Ltd. .........................................................        633,625
                                                                                                                   -------------
                                                                                                                      1,785,321
                                                                                                                   -------------
                               Indonesia  .6%
    US              305,700  a Asia Pacific Resources International, Class A ...................................      1,452,075
    ID              843,000    PT Barito Pacific Timber, fgn. ..................................................        617,549
                                                                                                                   -------------
                                                                                                                      2,069,624
                                                                                                                   -------------
                               Japan  1.0%
    JP              230,000    Daito Trust Construction Co., Ltd. ..............................................      2,716,755
    JP               48,000    Hitachi, Ltd. ...................................................................        483,323
                                                                                                                   -------------
                                                                                                                      3,200,078
                                                                                                                   -------------
                               Mexico  1.5%
    MX            1,900,000  a Cifra, SA .......................................................................      1,975,113
    MX              400,000  a Consorcio G Grupo Dina, SA ......................................................        171,095
    US               86,400    Telefonos de Mexico, ADR.........................................................      2,754,000
    US               24,000    Vitro, SA, ADR ..................................................................        114,000
                                                                                                                   -------------
                                                                                                                      5,014,208
                                                                                                                   -------------
                               Netherlands  2.0%
    NL               56,500    European Vinyls Corp., International, NV.........................................      1,470,601
    NL               41,438    Ing Groep, NV....................................................................      2,772,707
    NL               50,000  a Koninklijke Frans Maas Groep, NV.................................................    $ 1,716,497
    NL               40,000    Koninklijke Nedlloyd Groep, NV...................................................        908,807
                                                                                                                   -------------
                                                                                                                      6,868,612
                                                                                                                   -------------
                               New Zealand  .6%
    NZ              560,000    Fisher & Paykel Industries, Ltd. ................................................      1,702,361
    US               15,607    Fletcher Challenge Ltd., Forestry Division.......................................        224,351
                                                                                                                   -------------
                                                                                                                      1,926,712
                                                                                                                   -------------
                               Norway  1.0%
    NO               45,000    Hafslund Nycomed Free, Series B..................................................      1,140,257
    NO              180,600    Helikopter Service, AS...........................................................      2,209,706
                                                                                                                   -------------
                                                                                                                      3,349,963
                                                                                                                   -------------
                               Philippines  .7%
    PH              199,890  a Philippine National Bank ........................................................      2,209,992
                                                                                                                   -------------
                               South Korea1.9%
    KR               17,000    Byucksan Development Co., Ltd. ..................................................        283,790
    KR               11,227    Keumkang Co., Ltd. ..............................................................        888,999
    KR              100,000  a Pacific Chemical Co., Ltd. ......................................................      2,326,781
    KR              105,500    Shinhan Bank Co., Ltd. ..........................................................      2,364,315
    KR                1,000    Tae Kwang Industrial Co., Ltd. ..................................................        637,448
                                                                                                                   -------------
                                                                                                                      6,501,333
                                                                                                                   -------------
                               Spain  3.6%
    ES                4,400    Banco Popular Espanol............................................................        811,443
    ES               75,000    Banco Santander, SA..............................................................      3,765,458
    ES               63,900  a Cristaleria Espanola, SA ........................................................      3,582,193
    ES              450,000    Iberdrola, SA....................................................................      4,117,890
                                                                                                                   -------------
                                                                                                                     12,276,984
                                                                                                                   -------------
                               Sweden  1.8%
    SE               35,000    Asea, AB, Series A ..............................................................      3,398,595
    SE               50,000    Assidomaen, AB...................................................................      1,083,937
    SE               12,400a,b Nordbanken, AB ..................................................................        213,746
    SE               68,000    Volvo, AB, Series B..............................................................      1,392,257
                                                                                                                   -------------
                                                                                                                      6,088,535
                                                                                                                   -------------
                               Switzerland  3.8%
    CH                3,900    Ciba-Geigy, Ltd. ................................................................      3,431,730
    CH                2,200    Kuoni Reisen Holding, AG, Series B ..............................................      3,528,392
    CH                3,000    Societe Generale de Surveillance Holdings, SA ...................................      5,955,787
                                                                                                                   -------------
                                                                                                                     12,915,909
                                                                                                                   -------------
                               Thailand  .8%
    TH              724,466    Industrial Finance Corp. of Thailand ............................................      2,458,985
    TH              256,100    MDX Public Co., Ltd. ............................................................        386,336
                                                                                                                   -------------
                                                                                                                      2,845,321
                                                                                                                   -------------
                               Turkey  .2%
    US               75,000  a Turkish Growth Fund .............................................................        778,125
                                                                                                                   -------------
                               United Kingdom  3.1%
    GB              220,000    Argyll Group, Plc. ..............................................................      1,161,635
    GB            1,455,000  a Cordiant, Plc. ..................................................................      2,044,936
    GB            1,396,100    Dawson International, Plc. ......................................................      2,341,577
    GB              256,000    Govett & Co., Ltd. ..............................................................      $ 918,375
    GB              466,666    Lex Service, Plc. ...............................................................      2,210,416
    GB              275,300    W.H. Smith Group.................................................................      1,810,623
                                                                                                                   -------------
                                                                                                                     10,487,562
                                                                                                                   -------------
                               United States  33.9%
    US               89,000    A.G. Edwards, Inc. ..............................................................      2,124,870
    US               10,000    Aflac, Inc. .....................................................................        433,750
    US              339,000  a Banner Aerospace, Inc. ..........................................................      1,949,250
    US               62,000    Citicorp.........................................................................      4,169,500
    US               56,500    Dayton-Hudson Corp. .............................................................      4,237,500
    US               59,300    Dean Witter Discover & Co. ......................................................      2,787,100
    US               44,800  a DSC Communications Corp. ........................................................      1,652,000
    US               58,500    Entergy Corp. ...................................................................      1,711,123
    US               39,000    Federal National Mortgage Association............................................      4,840,875
    US               90,000    Ford Motor Co. ..................................................................      2,610,000
    US              124,500  a Fruit of the Loom, Inc., Series A................................................      3,034,688
    US               89,000    General Growth Properties .......................................................      1,846,750
    US               60,000    General Motors Corp. ............................................................      3,127,500
    US               66,000    General Motors Corp., Series H...................................................      3,242,250
    US               65,000    General Public Utilities Corp. ..................................................      2,210,000
    US               34,000    Georgia-Pacific Corp. ...........................................................      2,333,250
    US               70,000    Goodyear Tire & Rubber Co. ......................................................      3,176,250
    US               34,700    HGI Realty, Inc. ................................................................        793,763
    US               96,100    Highwood Properties, Inc. .......................................................      2,714,825
    US               52,800    Houghton Mifflin Co. ............................................................      2,270,400
    US               41,500    International Business Machines Corp. ...........................................      3,786,875
    US               48,900  a Landstar System, Inc. ...........................................................      1,308,075
    US              180,000    Limited, Inc. ...................................................................      3,127,500
    US               42,000    Merrill Lynch & Co., Inc. .......................................................      2,142,000
    US               20,000    Mobil Corp. .....................................................................      2,240,000
    US               32,000    National Health Investors, Inc. .................................................      1,060,000
    US               30,400    Nike, Inc., Series B ............................................................      2,116,600
    US              157,000  a OMI Corp. .......................................................................      1,020,500
    US               50,000  a Owens Corning Fiberglas Corp. ...................................................      2,243,750
    US               70,000    Peco Energy Co. .................................................................      2,108,750
    US              151,700  a Pharmacia & Upjohn, Inc. ........................................................      5,878,375
    US              150,000    Post Properties, Inc. ...........................................................      4,781,250
    US               24,000    Reliastar Financial Corp. .......................................................      1,065,000
    US               80,000    Rouse Co. .......................................................................      1,630,000
    US               78,000    Sun Co., Inc.....................................................................      2,135,250
    US              130,000  a Syms Corp. ......................................................................        975,000
    US               30,000    Texaco, Inc. ....................................................................      2,355,000
    US               40,000    Torchmark Corp. .................................................................      1,810,000
    US                  350  a Transport Holdings, Inc., Series A...............................................         14,263
    US              105,000    Travelers, Inc. .................................................................      6,601,875
    US              114,200    UNUM Corp.  .....................................................................      6,281,000
    US               81,000    Valero Energy Corp. .............................................................      1,984,500
    US              115,000    Weeks Corp. .....................................................................      2,889,375
    US              240,000    Wheelabrator Technologies, Inc. .................................................      4,020,000
                                                                                                                   -------------
                                                                                                                    114,840,582
                                                                                                                   -------------
                                   Total Common Stocks (Cost $273,259,215) .....................................    288,035,219
                                                                                                                   -------------
                               Preferred Stocks  4.0%
                               Brazil  2.7%
    BR          172,294,548    Banco Bradesco, SA, pfd. ........................................................    $ 1,506,769
    BR          151,938,238    Cemig-Cia Energetica de Minas Gerais, pfd. ......................................      3,360,947
    BR            1,952,000    Coteminas Cia Tecidos Norte de Minas, pfd. ......................................        652,708
    US               75,000    Telebras-Telecomunicacoes Brasileiras, SA, pfd., ADR.............................      3,553,125
                                                                                                                   -------------
                                                                                                                      9,073,549
                                                                                                                   -------------
                               Greece  .5%
    GR              174,380  i Michaniki, SA, pfd. .............................................................      1,739,461
                                                                                                                   -------------
                               Italy  .7%
    IT            2,203,300    Concessioni e Costruzioni Autostrade SPA, Series B, pfd. ........................      2,411,041
                                                                                                                   -------------
                               Mexico  .1%
    US                6,500    Nacional Financiera, SA, 11.25%, cvt., pfd., 05/15/98 ...........................        214,500
                                                                                                                   -------------
                                     Total Preferred Stocks (Cost $13,426,857) .................................     13,438,551
                                                                                                                   -------------
                                     Total Common Stocks and Preferred Stocks (Cost $286,686,072) ..............    301,473,770
                                                                                                                   -------------
                 Face
                Amount
               -------
                               Bonds  2.9%
                               India  .7%
    US            2,000,000    Essar Gujarat, Ltd., 5.50%, cvt., 08/05/98 ......................................      1,970,000
    US              200,000  b Gujarat Ambuja Cements, Ltd., 3.50%, cvt., 06/30/99 .............................        270,000
                                                                                                                   -------------
                                                                                                                      2,240,000
                                                                                                                   -------------
                               Italy  .6%
    IT        2,950,000,000  b Softe, SA, 4.25%, cvt., 07/30/98 ................................................      2,140,642
                                                                                                                   -------------
                               Mexico  .2%
    US            1,210,000    Empresas ICA Sociedad Controladora, SA, 5.00%, cvt., 03/15/04 ...................        647,350
                                                                                                                   -------------
                               Switzerland  .2%
    US              365,000    C.S. Holding Finance BV, 4.875%, cvt., 11/19/02 .................................        576,700
                                                                                                                   -------------
                               Thailand  .5%
    US            3,602,000    MDX Public Co., Ltd., 4.75%, cvt., 09/17/03 .....................................      1,719,955
                                                                                                                   -------------
                               United Kingdom  .7%
    UK            1,388,000    National Power, Plc., 6.25%, 09/23/08 ...........................................      2,290,268
                                                                                                                   -------------
                                     Total Bonds (Cost $9,585,312)..............................................      9,614,915
                                                                                                                   -------------
                                     Total Long Term Investments (Cost $296,271,384) ...........................    311,088,685
                                                                                                                   -------------
                             f Receivables From Repurchase Agreements  7.8%
    US           23,195,000    Lehman Brothers, Inc., 5.70%, 01/02/96, (Maturity Value $26,547,803)
                                (Cost $26,531,000)
                                 Collateral: U.S. Treasury Notes, 8.75%, 08/15/00 ..............................     26,531,000
                                                                                                                   -------------
                                         Total Investments (Cost $322,802,384)  99.7%...........................    337,619,685
                                         Other Assets and Liabilities, Net  .3%.................................      1,135,432
                                                                                                                   -------------
                                         Net Assets  100.0%.....................................................   $338,755,117
                                                                                                                   =============


                               At December 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $323,658,276 was as follows:
                                 Aggregate gross unrealized appreciation for all investments in which there was an
                                  excess of value over tax cost ................................................   $ 34,721,201
                                 Aggregate gross unrealized depreciation for all investments in which there was an
                                  excess of tax cost over value ................................................    (20,759,792)
                                                                                                                   -------------
                                 Net unrealized appreciation ...................................................   $ 13,961,409
                                                                                                                   =============


COUNTRY LEGEND:
AU   - Australia
AT   - Austria
BR   - Brazil
CA   - Canada
CH   - Switzerland
CZ   - Czech Republic
DD   - Germany
DK   - Denmark
ES   - Spain
FI   - Finland
FR   - France
GB   - United Kingdom
GR   - Greece
HK   - Hong Kong
ID   - Indonesia
IT   - Italy
JP   - Japan
KR   - South Korea
MX   - Mexico
NL   - Netherland
NO   - Norway
NZ   - New Zealand
PH   - Philippines
SE   - Sweden
TH   - Thailand
US   - United States of America




*Securities traded in currency of country indicated and valued in U.S. dollars.
aNon-income producing.
bSee Note 8 regarding Rule 144A securities.
fFace amount for repurchase agreements is for the underlying collateral.
iSee Note 10 regarding holdings of 5% or more of voting securities.



The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


                                                                                                                        Value
Country*       Shares         Templeton Global Asset Allocation Fund                                                  (Note 1)
------------------------------------------------------------------------------------------------------------------------------
                              Common Stocks  66.6%
                              Argentina  1.4%
    AR              4,050    aCorcemar Corp. ...................................................................      $  18,425
    US              2,000     Telecom Argentina Stet France, SA, ADR   .........................................         95,250
    US              6,900     Transportadora de Gas del Sur, SA, ADR, Class B ..................................         88,838
                                                                                                                   -------------
                                                                                                                        202,513
                                                                                                                   -------------
                              Australia  1.6%
    AU             60,017     HIH Winterthur Insurance  ........................................................         96,353
    AU             40,757     Pacific BBA, Ltd. ................................................................         84,820
    AU              2,550     Pacific Dunlop, Ltd. .............................................................          5,970
    AU             10,000     Renison Goldfields Consolidated, Ltd. ............................................         49,798
                                                                                                                   -------------
                                                                                                                        236,941
                                                                                                                   -------------
                              Austria  .6%
    AT              1,060  a,bBohler Uddeholm, AG ..............................................................         80,864
                                                                                                                   -------------
                              Bermuda  1.9%
    US                620     Ace, Ltd. ........................................................................         24,645
    US              5,000     PartnerRe, Ltd. ..................................................................        137,500
    US              7,000     Sea Containers, Ltd., Class A ....................................................        121,625
                                                                                                                   -------------
                                                                                                                        283,770
                                                                                                                   -------------
                              Brazil  3.3%
    US              7,500     Cia Energetica de Minas Gerais, ADR...............................................        165,904
    US              7,700     Companhia Siderurgica Nacional, ADR...............................................        158,444
    US              7,600    aLojas Americanas, SA, ADR ........................................................        165,770
                                                                                                                   -------------
                                                                                                                        490,118
                                                                                                                   -------------
                              Canada  .5%
    CA              5,400     Hudsons Bay Co. ..................................................................         77,629
                                                                                                                   -------------
                              Chile  .3%
    US              1,800     Madeco Manufacturera de Cobre, SA, ADR ...........................................         48,600
                                                                                                                   -------------
                              Colombia  1.0%
    US              3,500    bCementos Diamante, ADR............................................................         62,846
    US              5,000  a,bCementos Paz del Rio, SA, ADR ....................................................         75,000
                                                                                                                   -------------
                                                                                                                        137,846
                                                                                                                   -------------
                              Denmark  .7%
    DK              2,000     Teledanmark, AS, Series B ........................................................        109,056
                                                                                                                   -------------
                              Finland  1.4%
    FI             10,000     Enso Gutzeit Oy...................................................................         66,619
    FI                750     Metsa Serla Oy....................................................................         23,087
    FI              2,400     Outokumpu Oy......................................................................         38,042
    FI              4,200     Repola Oy.........................................................................         79,116
                                                                                                                   -------------
                                                                                                                        206,864
                                                                                                                   -------------
                              France  7.0%
    FR              3,800     AXA, SA ..........................................................................        256,075
    FR              4,000     Banque Nationale de Paris ........................................................        180,437
    FR              9,700     Rhone-Poulenc, SA, Class A .......................................................        207,786
    FR                805     Societe Elf Aquitane, SA..........................................................         59,311
    FR              2,500     Total, SA, Class B ...............................................................        168,726
    FR              1,500    aUnion du Credit Bail Immobilier Unibail ..........................................        154,993
                                                                                                                   -------------
                                                                                                                      1,027,328
                                                                                                                   -------------
                              Germany  .8%
    DD                360     Volkswagen, AG ...................................................................     $  120,749
                                                                                                                   -------------
                              Greece  .9%
    GR              2,300     Alpha Credit Bank ................................................................        132,903
                                                                                                                   -------------
                              Hong Kong  5.1%
    HK             32,000     Cheung Kong Holdings, Ltd. .......................................................        194,918
    HK            111,000     Grand Hotel Holdings, Ltd. .......................................................         41,271
    HK          1,013,600     Hon Kwok Land Investment Co., Ltd. ...............................................        291,660
    HK            244,000     Shun Tak Holdings ................................................................        171,975
    HK            164,000     Yue Yuen Industrial (Holdings), Ltd. .............................................         43,479
                                                                                                                   -------------
                                                                                                                        743,303
                                                                                                                   -------------
                              Hungary  .7%
    US             12,107  a,bMOL Magyar Olay - Es Gazipari RT..................................................         98,369
                                                                                                                   -------------
                              Indonesia  .6%
    US             19,300    aAsia Pacific Resources International, Class A ....................................         91,675
                                                                                                                   -------------
                              Italy  .2%
    IT             10,000     STET - Societe Finanziaria Telefonica  ...........................................         28,232
                                                                                                                   -------------
                              Japan  1.0%
    JP             12,000     Daito Trust Construction Co., Ltd. ...............................................        141,744
                                                                                                                   -------------
                              Mexico  .9%
    MX             96,200    aCifra SA, Series B ...............................................................        100,003
    US              3,000     Empresas ICA Sociedad Controladora, SA, ADR.......................................         30,750
                                                                                                                   -------------
                                                                                                                        130,753
                                                                                                                   -------------
                              Netherlands  .9%
    NL              2,008     International Nederlanden Group...................................................        134,360
                                                                                                                   -------------
                              New Zealand  .4%
    NZ             51,300     Ceramico Corp., Ltd. .............................................................         60,032
                                                                                                                   -------------
                              Norway  .9%
    NO              7,800     Elkem, AS ........................................................................         88,663
    NO              1,700     Hafslund Nycomed, SA, Class B ....................................................         43,076
                                                                                                                   -------------
                                                                                                                        131,739
                                                                                                                   -------------
                              Spain  2.3%
    ES              9,500     Dragados y Construcciones, SA.....................................................        124,918
    ES             20,500     Iberdrola, SA ....................................................................        187,593
    ES              1,750     Telefonica de Espana, SA  ........................................................         24,237
                                                                                                                   -------------
                                                                                                                        336,748
                                                                                                                   -------------
                              Sweden  5.0%
    SE              2,300     Electrolux, AB, Series B .........................................................         94,355
    SE              5,000     Marieberg Tidnings, AB, Class A ..................................................        115,921
    SE             18,000  a,bNordbanken, AB....................................................................        310,277
    SE              6,800     Skandia Foersaekrings, AB ........................................................        183,757
    SE              1,650     Svenska Handelsbanken, Class A ...................................................         34,280
                                                                                                                   -------------
                                                                                                                        738,590
                                                                                                                   -------------
                              Switzerland  2.8%
    CH                 80     Ciba-Geigy, AG ...................................................................      $  70,394
    CH                 70     Kuoni Reisen Holding, AG, Series B ...............................................        112,267
    CH                115     Societe Generale de Surveillance Holdings, Ltd. ..................................        228,305
                                                                                                                   -------------
                                                                                                                        410,966
                                                                                                                   -------------
                              Thailand  1.0%
    TH             30,000     Charoen Pokphand Feedmill Public Co., Ltd., fgn. .................................        146,487
                                                                                                                   -------------
                              Turkey  .5%
    US              7,500    aTurkish Growth Fund...............................................................         77,813
                                                                                                                   -------------
                              United Kingdom  1.4%
    GB             45,000    aCordiant Plc. ....................................................................         63,245
    GB             13,500     Dawson International, Plc. .......................................................         22,643
    GB             21,666     Lex Service, Plc. ................................................................        102,623
    GB              2,200     W.H. Smith Group .................................................................         14,469
                                                                                                                   -------------
                                                                                                                        202,980
                                                                                                                   -------------
                              United States  21.5%
    US              2,860     AK Steel Holding Corp. ...........................................................         97,955
    US              5,900     Beacon Properties Corp. ..........................................................        135,700
    US              6,800     Carr Realty Corp. ................................................................        165,750
    US                600     Chemical Banking Corp. ...........................................................         35,250
    US              2,400     Citicorp .........................................................................        161,400
    US              2,700     Dayton-Hudson Corp. ..............................................................        202,500
    US              6,950    aFruit of the Loom, Inc., Class A..................................................        169,406
    US              2,700     General Motors Corp. .............................................................        140,738
    US              3,100     General Motors Corp., Class H.....................................................        152,288
    US                800     General Public Utilities Corp. ...................................................         27,200
    US              1,500     Georgia-Pacific Corp. ............................................................        102,938
    US              3,600     Goodyear Tire & Rubber Co. .......................................................        163,350
    US              6,000     HGI Realty, Inc. .................................................................        137,250
    US              4,300     Highwood Properties, Inc., REIT...................................................        121,475
    US              1,200     Houghton Mifflin Co. .............................................................         51,600
    US              1,500     International Business Machines Corp. ............................................        136,875
    US              3,000    aLandstar System, Inc. ............................................................         80,250
    US              3,900     Limited, Inc. ....................................................................         67,763
    US              1,800     Peco Energy Co. ..................................................................         54,225
    US              1,000    aPharmacia & Upjohn, Inc. .........................................................         38,750
    US              4,400     Post Properties, Inc. ............................................................        140,250
    US              3,200     Summit Properties, Inc., REIT ....................................................         63,600
    US              1,200     Sun Co., Inc. ....................................................................         32,850
    US              1,400     Texas Utilties Electric Co. ......................................................         57,575
    US              4,000     UNUM Corp. .......................................................................        220,000
    US              2,400     Valero Energy Corp. ..............................................................         58,800
    US              7,500     Weeks Corp. ......................................................................        188,438
    US             10,000     Wheelabrator Technologies, Inc. ..................................................        167,500
                                                                                                                   -------------
                                                                                                                      3,171,676
                                                                                                                   -------------
                                    Total Common Stocks (Cost $9,511,937).......................................      9,800,648
                                                                                                                   -------------
                              Preferred Stocks  .3%
                              Greece
    GR              3,890     Michaniki, SA, pfd. (Cost $41,441)................................................         38,803
                                                                                                                   -------------
                               Total Common Stocks and Preferred Stocks (Cost $9,553,378).......................      9,839,451
                                                                                                                   -------------
                              Bonds  28.5%
                              Argentina  1.1%
    US             65,000     Bocon Previsionales II, FRN, 5.063%, 04/01/01 ....................................      $  63,375
    US            100,000     Bridas Corp., Yankee, 12.50%, 11/18/99 ...........................................         99,750
                                                                                                                   -------------
                                                                                                                        163,125
                                                                                                                   -------------
                              Australia  2.2%
    AU            205,000     Queensland Treasury Corp., 8.00%, 08/14/01 .......................................        152,447
    AU            155,000     Queensland Treasury Corp., 8.00%, 05/14/03 .......................................        113,775
    AU             75,000     Treasury Corp. of Victoria, 8.25%, 10/15/03 ......................................         55,666
                                                                                                                   -------------
                                                                                                                        321,888
                                                                                                                   -------------
                              Brazil  2.2%
    US            150,000    bCentrais Electricas Brasileiras, SA, 10.00%, 10/30/98 ............................        151,125
    US            199,500     Government of Brazil, FRN, Series A, 6.688%, 01/01/01 ............................        171,819
                                                                                                                   -------------
                                                                                                                        322,944
                                                                                                                   -------------
                              Canada  .8%
    CA             60,000     Government of Canada, 10.50%, 03/01/01 ...........................................         51,282
    CA             80,000     Government of Canada, 9.00%, 12/01/04 ............................................         66,015
                                                                                                                   -------------
                                                                                                                        117,297
                                                                                                                   -------------
                              Czech Republic  .6%
    CS          2,500,000    bSkofin, 11.625%, 02/09/98 ........................................................         94,995
                                                                                                                   -------------
                              Denmark  .8%
    DK            235,000     Government of Denmark, 8.00%, 05/15/03 ...........................................         44,959
    DK            245,000     Kingdom of Denmark, 7.00%, 12/15/04 ..............................................         43,914
    DK            120,000     Kingdom of Denmark, 8.00%, 03/15/06 ..............................................         22,772
                                                                                                                   -------------
                                                                                                                        111,645
                                                                                                                   -------------
                              Ecuador  1.3%
    US            561,817     Republic of Ecuador, FRN, 6.813%, 02/27/15 .......................................        188,911
                                                                                                                   -------------
                              France  1.5%
    FR            470,000     Government of France, 8.125%, 05/25/99 ...........................................        103,315
    FR            280,000     Government of France, 8.50%, 03/28/00 ............................................         62,884
    FR            264,000     Government of France, 9.50%, 01/25/01 ............................................         62,078
                                                                                                                   -------------
                                                                                                                        228,277
                                                                                                                   -------------
                              Germany  3.1%
    DD            100,000     Deutsche Bundespost, 7.75%, 10/01/04..............................................         76,615
    DD            150,000     Federal Republic of Germany, 8.00%, 07/22/02 .....................................        118,071
    DD             85,000     Federal Republic of Germany, 7.125%, 12/20/02 ....................................         64,157
    DD             90,000     Federal Republic of Germany, 6.50%, 07/15/03 .....................................         65,370
    DD             80,000     Federal Republic of Germany, Bundes, 8.25%, 09/20/01 .............................         63,657
    DD             85,000     Federal Republic of Germany, Bundesobl, 6.625%, 01/20/98 .........................         62,444
                                                                                                                   -------------
                                                                                                                        450,314
                                                                                                                   -------------
                              India  1.0%
    US            150,000     Essar Gujarat, Ltd., 5.50%, cvt., 08/05/98 .......................................        147,750
                                                                                                                   -------------
                              Italy  1.2%
    IT         85,000,000     Buoni Poliennali del Tes, 8.50%, 08/01/99 ........................................         50,575
    IT         55,000,000     Buoni Poliennali del Tes, 10.50%, 09/01/05 .......................................         34,335
    IT        140,000,000     Government of Italy, 10.50%, 07/15/00 ............................................         88,853
                                                                                                                   -------------
                                                                                                                        173,763
                                                                                                                   -------------
                              Mexico  .8%
    US            130,000     Bancomer, SA, 8.00%, 07/07/98 ....................................................     $  123,825
                                                                                                                   -------------
                              New Zealand  .7%
    NZ            140,000     Government of New Zealand, 10.00%, 03/15/02 ......................................        103,513
                                                                                                                   -------------
                              Philippines  .9%
    US            180,000     Philippines Pars, Series B, FRN, 5.75%, 12/01/17 .................................        134,100
                                                                                                                   -------------
                              Poland  .8%
    US            180,000     Government of Poland, FRN, 3.75%, 10/27/14 .......................................        116,550
                                                                                                                   -------------
                              Spain  1.4%
    ES          9,300,000     Government of Spain, 12.25%, 03/25/00 ............................................         84,267
    ES          8,100,000     Government of Spain, 11.30%, 01/15/02 ............................................         71,952
    ES          5,900,000     Government of Spain, 10.00%, 02/28/05 ............................................         49,345
                                                                                                                   -------------
                                                                                                                        205,564
                                                                                                                   -------------
                              Sweden  .8%
    SE            700,000     Kingdom of Sweden, 10.25%, 05/05/03 ..............................................        116,650
                                                                                                                   -------------
                              Trinidad and Tobago  1.2%
    US            170,000    bSei Holdings IX, Inc., 11.00%, 11/30/00 ..........................................        174,250
                                                                                                                   -------------
                              United Kingdom  .9%
    GB             25,000     United Kingdom, 9.50%, 01/15/99 ..................................................         41,894
    GB             60,000     United Kingdom, 6.75%, 11/26/04 ..................................................         89,219
                                                                                                                   -------------
                                                                                                                        131,113
                                                                                                                   -------------
                              United States  5.2%
    US            225,000     U.S. Treasury Notes, 8.00%, 08/15/99 .............................................        244,471
    US            229,000     U.S. Treasury Notes, 7.50%, 11/15/01 .............................................        252,223
    US            150,000     U.S. Treasury Notes, 5.75%, 08/15/03 .............................................        151,805
    US            100,000     U.S. Treasury Bonds, 7.625%, 02/15/25 ............................................        122,281
                                                                                                                   -------------
                                                                                                                        770,780
                                                                                                                   -------------
                                    Total Bonds (Cost $4,101,013) ..............................................      4,197,254
                                                                                                                   -------------
                                    Total Long Term Investments (Cost $13,654,391)..............................     14,036,705
                                                                                                                   -------------
                             fReceivables From Repurchase Agreements  3.6%
    US            500,000     Lehman Brothers, Inc., 5.70%, 01/02/96, (Maturity Value $532,337) (Cost $532,000)
                               Collateral: U.S. Treasury Notes, 7.125%, 02/29/00 ...............................        532,000
                                                                                                                   -------------
                                        Total Investments (Cost $14,186,391)  99.0% ............................     14,568,705
                                        Other Assets and Liabilities, Net  1.0%.................................        159,998
                                                                                                                   -------------
                                        Net Assets  100.0% .....................................................    $14,728,703
                                                                                                                   =============


                              At December 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $14,186,391 was as follows:
                                Aggregate gross unrealized appreciation for all investments in which there was an
                                 excess of value over tax cost..................................................     $  831,067
                                Aggregate gross unrealized depreciation for all investments in which there was an
                                 excess of tax cost over value..................................................       (448,753)
                                                                                                                   -------------
                                Net unrealized appreciation.....................................................     $  382,314
                                                                                                                   =============


COUNTRY LEGEND:
AR   - Argentina
AT   - Austria
AU   - Australia
CA   - Canada
CH   - Switzerland
DD   - Germany
DK   - Denmark
ES   - Spain
FI   - Finland
FR   - France
GB   - United Kingdom
GR   - Greece
HK   - Hong Kong
IT   - Italy
JP   - Japan
MX   - Mexico
NL   - Netherland
NO   - Norway
NZ   - New Zealand
SE   - Sweden
TH   - Thailand
US   - United States of America

PORTFOLIO ABBREVIATIONS:
FRN    - Floating Rate Notes
REIT   - Real Estate Investment Trust




*Securities traded in currency of country indicated and valued in U.S. dollars.
aNon-income producing.
bSee Note 8 regarding Rule 144A securities.
fFace amount for repurchase agreements is for the underlying collateral.



The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


                                                                                                                        Value
   Shares      Small Cap Fund                                                                                         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
               Common Stocks  62.8%
              aCommercial Services  1.9%
        100    Corestaff, Inc. .................................................................................      $   3,650
      6,000    Robert Half International, Inc. .................................................................        251,250
                                                                                                                   -------------
                                                                                                                        254,900
                                                                                                                   -------------
               Consumer Durables  1.8%
      5,600    Callaway Golf Co. ...............................................................................        126,700
      6,500   aSouthern Energy Homes, Inc.......................................................................        113,750
                                                                                                                   -------------
                                                                                                                        240,450
                                                                                                                   -------------
              aConsumer Non-Durables  1.6%
        150    Boston Beer Co., Inc., Class A...................................................................          3,563
        100    Pete's Brewing Co. ..............................................................................          1,400
      5,000    Tommy Hilfiger Corp. ............................................................................        211,875
                                                                                                                   -------------
                                                                                                                        216,838
                                                                                                                   -------------
              aConsumer Services  1.5%
     12,300    Aztar Corp. .....................................................................................         98,400
      6,000    Red Lion Hotels, Inc. ...........................................................................        105,000
                                                                                                                   -------------
                                                                                                                        203,400
                                                                                                                   -------------
               Electronic Technology  9.0%
      3,100   aAspect Telecommunications Corp. .................................................................        103,850
      2,000   aBay Networks, Inc. ..............................................................................         82,250
      4,900   aDendrite International, Inc. ....................................................................         88,200
      2,400   aKomag, Inc. .....................................................................................        110,700
      5,000   aLexmark International Group, Inc., Class A.......................................................         91,250
      3,400    Logicon, Inc. ...................................................................................         93,500
      1,300   aNetwork Appliance, Inc. .........................................................................         52,000
        450   aObjective Systems Integrators, Inc. .............................................................         24,638
      3,000   aSilicon Graphics, Inc. ..........................................................................         82,500
        100   aSync Research, Inc. .............................................................................          4,525
      7,000   aTekelec..........................................................................................         73,500
      7,500   aTracor, Inc. ....................................................................................        108,750
      9,400   aVerifone, Inc. ..................................................................................        269,075
        700   aWestell Technology, Inc. ........................................................................         17,588
                                                                                                                   -------------
                                                                                                                      1,202,326
                                                                                                                   -------------
               Financial Services  6.0%
      8,200   aAmericredit Corp. ...............................................................................        111,725
        100   aInvestors Financial Service Corp. ...............................................................          2,075
      4,600   aLaSalle Re Holdings, Ltd.  ......................................................................        105,225
      5,300    Prudential Reinsurance Holdings, Inc. ...........................................................        123,888
     10,200   aRisk Capital Holdings, Inc. .....................................................................        238,425
      4,900   aSilicon Valley Bancshares........................................................................        117,600
      2,100    The PMI Group, Inc. .............................................................................         95,025
                                                                                                                   -------------
                                                                                                                        793,963
                                                                                                                   -------------
              aHealth Services  4.8%
      5,600    Access Health, Inc. .............................................................................        247,800
     10,800    Advocat, Inc. ...................................................................................        120,150
        100    Cycare Systems, Inc. ............................................................................          2,563
        500    IDX Systems Corp. ...............................................................................         17,375
      1,800    Mecon, Inc. .....................................................................................         28,575
      7,000    Sierra Health Services, Inc.  ...................................................................        222,250
                                                                                                                   -------------
                                                                                                                        638,713
                                                                                                                   -------------
              aHealth Technology  3.2%
      7,900    Matrix Pharmaceutical, Inc. .....................................................................     $  148,125
      4,200    Medisense, Inc. .................................................................................        132,825
     10,600    Noven Pharmaceuticals, Inc. .....................................................................        119,250
        800    Pharmacopeia, Inc. ..............................................................................         19,400
                                                                                                                   -------------
                                                                                                                        419,600
                                                                                                                   -------------
               Industrial Services  2.6%
     10,000    Landauer, Inc. ..................................................................................        217,500
      7,300   aWaters Corp. ....................................................................................        133,221
                                                                                                                   -------------
                                                                                                                        350,721
                                                                                                                   -------------
               Producer Manufacturing  2.5%
     14,400    Easco, Inc. .....................................................................................        124,200
      4,600   aGentex Corp. ....................................................................................        101,200
      3,000    Roper Industries, Inc. ..........................................................................        110,250
                                                                                                                   -------------
                                                                                                                        335,650
                                                                                                                   -------------
               Real Estate  9.0%
     16,000    DeBartolo Realty Corp. ..........................................................................        208,000
     10,300    Equity Inns, Inc. ...............................................................................        118,450
      7,000    Equity Residential Properties Trust .............................................................        214,375
     10,000    Mills Corp. .....................................................................................        170,000
      4,900    Omega Healthcare Investors, Inc. ................................................................        130,463
     11,000    Storage Trust Realty.............................................................................        250,250
      9,000    Winston Hotels, Inc. ............................................................................        106,875
                                                                                                                   -------------
                                                                                                                      1,198,413
                                                                                                                   -------------
              aRetail  1.6%
      6,000    Borders Group, Inc. .............................................................................        111,000
      5,700    Williams-Sonoma, Inc. ...........................................................................        105,450
                                                                                                                   -------------
                                                                                                                        216,450
                                                                                                                   -------------
              aSemiconductors  5.7%
      1,400    Advanced Semiconductor Materials.................................................................         68,950
      1,800    Altera Corp. ....................................................................................         89,550
      3,100    Electro Scientific Industries, Inc. .............................................................         90,675
      3,400    Lattice Semiconductor Corp. .....................................................................        110,925
      9,000    Micro Linear Corp. ..............................................................................         92,250
      4,500    Silicon Valley Group, Inc. ......................................................................        113,625
      3,100    Uniphase Corp. ..................................................................................        110,825
      2,000    Zilog, Inc. .....................................................................................         73,250
                                                                                                                   -------------
                                                                                                                        750,050
                                                                                                                   -------------
              aTechnology Services  9.0%
      4,600    Acclaim Entertainment, Inc. .....................................................................         56,925
        100    Arbor Software Corp. ............................................................................          4,725
      1,500    Business Objects SA, ADR.........................................................................         72,563
        300    Fractal Design Corp. ............................................................................          4,200
      3,400    Fulcrum Technology, Inc. ........................................................................        110,500
      2,800    Integrated Systems, Inc. ........................................................................        109,200
      5,000    Mapinfo Corp. ...................................................................................        100,000
      4,300    Mercury Interactive Corp. .......................................................................         78,475
      6,000    Software Artistry, Inc. .........................................................................         90,000
      4,000    Sterling Software, Inc. .........................................................................        249,500
              aTechnology Services (cont.)
      4,000    Symantec Corp. ..................................................................................      $  93,000
     20,000    Systemsoft Corp. ................................................................................        225,000
                                                                                                                   -------------
                                                                                                                      1,194,088
                                                                                                                   -------------
              aTransportation  1.8%
     12,400    Atlantic Coast Airlines..........................................................................        127,100
      4,200    Landstar System, Inc. ...........................................................................        112,350
                                                                                                                   -------------
                                                                                                                        239,450
                                                                                                                   -------------
              aUtilities/Communications  .8%
      3,200    Silver King Communications.......................................................................        111,200
                                                                                                                   -------------
                     Total Long Term Investments (Cost $8,204,391)..............................................      8,366,212
                                                                                                                   -------------
    Face
   Amount
  -------
              fReceivables From Repurchase Agreements  36.6%
 $2,485,000    Chase Securities, Inc., 5.55%, 01/02/96, (Maturity Value $2,431,499)
                Collateral: U.S. Treasury Notes, 4.75%, 09/30/98 ...............................................      2,430,000
  2,280,000    SBC Capital Markets, Inc., 5.80%, 01/02/96, (Maturity Value $2,431,566)
                Collateral: U.S. Treasury Notes, 7.75%, 11/30/99 ...............................................      2,430,000
                                                                                                                   -------------
                     Total Receivables From Repurchase Agreements (Cost $4,860,000).............................      4,860,000
                                                                                                                   -------------
                         Total Investments (Cost $13,064,391)  99.4%............................................     13,226,212
                         Other Assets and Liabilities, Net  .6%.................................................         75,266
                                                                                                                   -------------
                         Net Assets  100.0%.....................................................................    $13,301,478
                                                                                                                   =============


               At December 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $13,064,391 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost ................................................................     $  483,392
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value ................................................................       (321,571)
                                                                                                                   -------------
                 Net unrealized appreciation ...................................................................     $  161,821
                                                                                                                   =============


aNon-income producing.
fFace amount for repurchase agreements is for the underlying collateral.



The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Financial Statements

Statements of Assets and Liabilities
December 31, 1995

                                                                                                   Investment Grade
                                                       Adjustable U.S.    Global          High       Intermediate    Precious
                                                       Government Fund  Income Fund    Income Fund     Bond Fund    Metals Fund
                                                         -----------    ----------     ----------     ----------    ----------
Assets:
 Investments in securities:
  At identified cost.................................   $185,530,165   $229,788,287   $340,629,154   $135,244,443  $  90,809,193
                                                         ===========    ===========    ===========    ===========    ===========
  At value...........................................    184,530,142    233,133,460    345,570,920    138,253,325     95,146,867
 Receivables from repurchase agreements, at value
  and cost...........................................      3,603,866      2,285,000      8,123,649     20,437,687     10,155,034
 Cash................................................             --            298          1,470             --         23,030
 Foreign currencies (Cost $1,303 and $122,
  respectively)......................................             --          1,307            122             --             --
 Receivables:
  Dividends and interest.............................      1,602,982      8,097,073      7,548,883      2,350,752        111,885
  Investment securities sold.........................      1,471,306             --             --      5,000,000             --
  Capital shares sold................................        157,225         93,107        372,812         62,989         54,726
 Unrealized gain on forward foreign currency contracts
  (Note 2)...........................................             --         54,546             --             --             --
                                                         -----------    -----------    -----------    -----------    -----------
       Total assets..................................    191,365,521    243,664,791    361,617,856    166,104,753    105,491,542
                                                         -----------    -----------    -----------    -----------    -----------
Liabilities:
 Payables:
  Capital shares repurchased.........................        158,884        287,447        530,962        109,221        305,452
  Management fees....................................         91,490        110,771        158,789         80,873         55,350
 Accrued expenses and other liabilities..............         15,550         72,489         24,559         11,665         21,926
 Bank Overdraft......................................      1,000,000             --             --             --             --
                                                         -----------    -----------    -----------    -----------    -----------
       Total liabilities.............................      1,265,924        470,707        714,310        201,759        382,728
                                                         -----------    -----------    -----------    -----------    -----------
Net assets, at value.................................   $190,099,597   $243,194,084   $360,903,546   $165,902,994   $105,108,814
                                                         ===========    ===========    ===========    ===========    ===========
Net assets consist of:
 Undistributed net investment income.................   $ 13,329,454   $ 14,271,863   $ 31,020,827    $ 8,616,148    $ 1,615,202
 Net unrealized appreciation (depreciation) on
  investments and translation of assets and liabilities
  denominated in foreign currencies..................     (1,000,023)     3,350,408      4,939,918      3,008,882      4,337,465
 Accumulated net realized gain (loss) from investments
  and foreign currency transactions..................    (12,876,504)    (5,678,332)     1,641,755       (426,054)     1,438,861
 Capital shares......................................        176,653        180,710        264,211        118,062         74,677
 Additional paid-in capital..........................    190,470,017    231,069,435    323,036,835    154,585,956     97,642,609
                                                         -----------    -----------    -----------    -----------    -----------
Net assets, at value.................................   $190,099,597   $243,194,084   $360,903,546   $165,902,994   $105,108,814
                                                         ===========    ===========    ===========    ===========    ===========
Shares outstanding...................................     17,665,320     18,071,046     26,421,108     11,806,190      7,467,691
                                                         ===========    ===========    ===========    ===========    ===========
Net asset value per share............................         $10.76         $13.46         $13.66         $14.05         $14.08
                                                         ===========    ===========    ===========    ===========    ===========
Representative computation of net asset value of
 Adjustable U.S. Government Fund:
  Net asset value, offering and redemption price
   per share ($190,099,597 O 17,665,320).............         $10.76
                                                         -----------
                                                         -----------



                                                           Real Estate   U.S. Government  Zero Coupon   Zero Coupon  Zero Coupon
                                                         Securities Fund Securities Fund  Fund - 2000   Fund - 2005  Fund - 2010
                                                           -----------     -----------    ----------     ---------    ---------
Assets:
 Investments in securities:
  At identified cost..................................     $177,655,433   $599,969,692   $123,931,184  $70,001,446   $66,360,401
                                                            ===========    ===========    ===========  ===========   ===========
  At value............................................      199,741,315    625,953,212    136,226,489   82,043,094    82,697,761
 Receivables from repurchase agreements,
  at value and cost...................................       11,261,074     17,354,279      1,119,419    1,135,090     1,143,789
 Cash.................................................               --         55,869             --           --            --
 Receivables:
  Dividends and interest..............................        1,797,486      4,691,119             --           --            --
  Investment securities sold..........................        1,489,590         43,789             --           --            --
  Capital shares sold.................................          246,956        296,485        192,058      127,163     1,840,522
                                                            -----------    -----------    -----------  -----------   -----------
      Total assets....................................      214,536,421    648,394,753    137,537,966   83,305,347    85,682,072
                                                            -----------    -----------    -----------  -----------   -----------
Liabilities:
 Payables:
  Investment securities purchased on a when-issued
   basis (Note 1).....................................               --      4,447,304             --           --            --
  Capital shares repurchased..........................          293,105        478,573        131,996       52,147        20,249
  Management fees.....................................           98,775        265,305         39,955       24,953        22,771
 Accrued expenses and other liabilities...............          671,190         38,100          9,294        6,544         6,260
                                                            -----------    -----------    -----------  -----------   -----------
      Total liabilities...............................        1,063,070      5,229,282        181,245       83,644        49,280
                                                            -----------    -----------    -----------  -----------   -----------
Net assets, at value..................................     $213,473,351   $643,165,471   $137,356,721  $83,221,703   $85,632,792
                                                            ===========    ===========    ===========  ===========   ===========
Net assets consist of:
 Undistributed net investment income..................    $   9,334,962  $  41,588,096    $ 7,341,344  $ 4,217,789   $ 4,091,968
 Net unrealized appreciation on investments
  and translation of assets and liabilities
  denominated in foreign currencies ..................       22,085,882     25,983,520     12,295,305   12,041,648    16,337,360
 Accumulated net realized gain (loss) from investments
  and foreign currency transactions...................         (434,944)   (15,709,249)        72,186       (6,924)      920,917
 Capital shares.......................................          122,666        459,446         87,301       47,884        47,472
 Additional paid-in capital...........................      182,364,785    590,843,658    117,560,585   66,921,306    64,235,075
                                                            -----------    -----------    -----------  -----------   -----------
Net assets, at value..................................     $213,473,351   $643,165,471   $137,356,721  $83,221,703   $85,632,792
                                                            ===========    ===========    ===========  ===========   ===========
Shares outstanding....................................       12,266,580     45,944,644      8,730,149    4,788,425     4,747,236
                                                            ===========    ===========    ===========  ===========   ===========
Net asset value per share.............................           $17.40         $14.00         $15.73       $17.38        $18.04
                                                            ===========    ===========    ===========  ===========   ===========



                                                                                                       Templeton     Templeton
                                                            Money      Growth and        Income      International    Pacific
                                                         Market Fund   Income Fund   Securities Fund  Equity Fund   Growth Fund
                                                         ----------    ----------      -----------    ----------    ----------
Assets:
 Investments in securities:
  At identified cost..................................  $382,971,764   $703,432,510  $1,042,139,228   $771,812,458  $315,105,380
                                                         ===========    ===========     ===========    ===========   ===========
  At value............................................   382,971,764    803,463,009   1,102,919,055    783,497,332   318,563,847
 Receivables from repurchase agreements,
  at value and cost...................................    47,360,000     86,708,329     148,347,692     58,064,000    13,530,000
 Cash.................................................         5,750             --              --            316           896
 Foreign currencies at value and cost.................            --             --              --             --        49,076
 Receivables:
  Dividends and interest..............................     1,001,021      2,742,968      16,385,398      3,971,832     1,036,078
  Investment securities sold..........................            --         53,821       1,434,934      7,601,328     1,501,132
  Capital shares sold.................................     1,896,198        917,780       1,659,211        797,480       201,511
                                                         -----------    -----------     -----------    -----------   -----------
      Total assets....................................   433,234,733    893,885,907   1,270,746,290    853,932,288   334,882,540
                                                         -----------    -----------     -----------    -----------   -----------
Liabilities:
 Payables:
  Investment securities purchased.....................            --      3,239,430       2,534,435      1,525,269       449,701
  Capital shares repurchased..........................     3,540,368        763,136       1,051,783        772,824     2,121,479
  Management fees.....................................       137,328        354,329         498,814        596,192       256,634
 Accrued expenses and other liabilities...............        10,184         41,544         123,756        224,868       118,845
 Foreign currency overdraft, at value and cost........            --             --              --        696,513            --
                                                         -----------    -----------     -----------    -----------   -----------
      Total liabilities...............................     3,687,880      4,398,439       4,208,788      3,815,666     2,946,659
                                                         -----------    -----------     -----------    -----------   -----------
Net assets, at value..................................  $429,546,853   $889,487,468  $1,266,537,502   $850,116,622  $331,935,881
                                                         ===========    ===========     ===========    ===========   ===========
Net assets consist of:
 Undistributed net investment income..................           $--   $ 22,239,184    $ 91,003,300   $ 23,389,762   $ 7,402,137
 Net unrealized appreciation on investments
 and translation of assets and liabilities
 denominated in foreign currencies....................            --    100,030,499      60,782,428     11,684,874     3,458,467
 Accumulated net realized gain (loss) from investments
 and foreign currency transactions....................            --     78,563,468     (15,464,708)    30,936,442     5,700,749
 Capital shares.......................................     4,295,469        518,982         769,130        638,010       238,701
 Additional paid-in capital...........................   425,251,384    688,135,335   1,129,447,352    783,467,534   315,135,827
                                                         -----------    -----------     -----------    -----------   -----------
Net assets, at value..................................  $429,546,853   $889,487,468  $1,266,537,502   $850,116,622  $331,935,881
                                                         ===========    ===========     ===========    ===========   ===========
Shares outstanding....................................   429,546,853     51,898,238      76,913,014     63,801,042    23,870,100
                                                         ===========    ===========     ===========    ===========   ===========
Net asset value per share.............................         $1.00         $17.14          $16.47         $13.32        $13.91
                                                         ===========    ===========     ===========    ===========   ===========



                                                                                                                     Templeton
                                                                                                                    Developing
                                                                                      Rising          Utility         Markets
                                                                                  Dividends Fund    Equity Fund     Equity Fund
                                                                                    -----------    ------------     ----------
Assets:
 Investments in securities:
  At identified cost............................................................   $351,208,931   $1,188,913,592   $168,156,432
                                                                                    ===========      ===========    ===========
  At value......................................................................    429,622,060    1,295,438,421    158,411,190
 Receivables from repurchase agreements, at value and cost......................     34,330,548      115,828,343             --
 Cash...........................................................................             --               --            122
 Foreign currencies (Cost $4,921 and $125,596, respectively)....................             --            5,153         77,325
 Receivables:
  Dividends and interest........................................................      1,268,556        4,215,348        189,961
  Investment securities sold....................................................             --        9,042,274             --
  Capital shares sold...........................................................        270,485          681,474        111,042
                                                                                    -----------      -----------    -----------
      Total assets..............................................................    465,491,649    1,425,211,013    158,789,640
                                                                                    -----------      -----------    -----------
Liabilities:
 Payables:
  Investment securities purchased...............................................      1,578,500           58,888        410,967
  Capital shares repurchased....................................................        347,455        1,061,870         37,913
  Management fees...............................................................        287,880          554,419        164,562
 Accrued expenses and other liabilities.........................................         24,537           89,636         92,356
                                                                                    -----------      -----------    -----------
      Total liabilities.........................................................      2,238,372        1,764,813        705,798
                                                                                    -----------      -----------    -----------
Net assets, at value............................................................   $463,253,277   $1,423,446,200   $158,083,842
                                                                                    ===========      ===========    ===========
Net assets consist of:
 Undistributed net investment income............................................   $ 10,367,057     $ 65,687,973    $ 2,084,657
 Net unrealized appreciation (depreciation) on investments and translation of
  assets and liabilities denominated in foreign currencies......................     78,413,129      106,525,380     (9,794,161)
 Accumulated net realized gain (loss) from investments and foreign currency
  transactions..................................................................    (14,812,379)      (7,668,462)     3,782,798
 Capital shares.................................................................        365,886          795,337        161,582
 Additional paid-in capital.....................................................    388,919,584    1,258,105,972    161,848,966
                                                                                    -----------      -----------    -----------
Net assets, at value............................................................   $463,253,277   $1,423,446,200   $158,083,842
                                                                                    ===========      ===========    ===========
Shares outstanding..............................................................     36,588,561       79,533,668     16,158,219
                                                                                    ===========      ===========    ===========
Net asset value per share.......................................................         $12.66           $17.90          $9.78
                                                                                    ===========      ===========    ===========


                                                                                       Templeton       Templeton
                                                                                         Global       Global Asset       Small
                                                                                      Growth Fund    Allocation Fund   Cap Fund
                                                                                       -----------     ----------      ---------
Assets:
 Investments in securities:
  At identified cost............................................................      $296,271,384    $13,654,391    $ 8,204,391
                                                                                       ===========    ===========    ===========
  At value......................................................................       311,088,685     14,036,705      8,366,212
 Receivables from repurchase agreements, at value and cost......................        26,531,000        532,000      4,860,000
 Cash...........................................................................           281,528         18,270          5,955
 Receivables:
  Dividends and interest........................................................           781,164        145,898         28,226
  Investment securities sold....................................................                --             --         49,723
  Capital shares sold...........................................................           602,234         28,881        732,412
                                                                                       -----------    -----------    -----------
      Total assets..............................................................       339,284,611     14,761,754     14,042,528
                                                                                       -----------    -----------    -----------
Liabilities:
 Payables:
  Investment securities purchased...............................................            38,745             --        732,626
  Capital shares repurchased....................................................            75,551         18,860             41
  Management fees...............................................................           242,583          8,329          6,540
 Accrued expenses and other liabilities.........................................           172,615          5,720          1,843
 Unrealized loss on forward foreign currency contracts (Note 2).................                --            142             --
                                                                                       -----------    -----------     ----------
      Total liabilities.........................................................           529,494         33,051        741,050
                                                                                       -----------    -----------     ----------
Net assets, at value............................................................      $338,755,117    $14,728,703    $13,301,478
                                                                                       ===========    ===========     ==========
Net assets consist of:
 Undistributed net investment income............................................     $   5,816,563      $  (6,078)     $  33,213
 Net unrealized appreciation on investments and translation of
  assets and liabilities denominated in foreign currencies......................        14,817,301        382,161        161,821
 Accumulated net realized gain from investments and foreign currency transactions        7,703,876         23,965          2,754
 Capital shares.................................................................           288,403         14,000         12,988
 Additional paid-in capital.....................................................       310,128,974     14,314,655     13,090,702
                                                                                       -----------    -----------     ----------
Net assets, at value............................................................      $338,755,117    $14,728,703    $13,301,478
                                                                                       ===========    ===========     ==========
Shares outstanding..............................................................        28,840,285      1,399,950      1,298,788
                                                                                       ===========    ===========     ==========
Net asset value per share.......................................................            $11.75         $10.52         $10.24
                                                                                       ===========    ===========     ==========



                             The accompanying notes are an integral part of these financial statements.



Statements of Operations
for the year ended December 31, 1995

                             Adjustable U.S.                           Investment Grade
                               Government      Global         High       Intermediate    Precious    Real Estate  U.S. Government
                                  Fund       Income Fund   Income Fund     Bond Fund    Metals FundSecurities FundSecurities Fund
                               ----------     ---------     ---------     -----------    --------    ----------     -----------
Investment income:
 Interest1 (Note 1)..........  $14,555,303   $19,848,990   $32,351,436   $  9,597,783   $ 762,529     $ 700,240     $44,865,883
 Dividends2..................           --       416,425       467,762             --   1,617,923     9,803,240              --
                                ----------     ---------     ---------    -----------    --------    ----------     -----------
      Total income...........   14,555,303    20,265,415    32,819,198      9,597,783   2,380,452    10,503,480      44,865,883
                                ----------     ---------     ---------    -----------    --------    ----------     -----------
Expenses:
 Management fees (Note 6)....    1,158,160     1,354,128     1,700,257        933,279     702,034     1,110,433       3,038,772
 Reports to shareholders.....       27,580        30,608        38,845         19,868      13,748        23,663          78,324
 Custodian fees..............       18,013       157,640        33,497         14,361      39,281        17,633          54,597
 Professional fees...........        7,660         7,594        11,513          6,657       5,111         7,688          20,323
 Trustees' fees and
  expenses...................        1,835         1,954         2,707          1,395         996         1,692           5,323
 Other.......................       10,868        26,379        10,895          5,869       3,943         6,229          14,638
                                ----------     ---------     ---------    -----------    --------    ----------     -----------
      Total expenses.........    1,224,116     1,578,303     1,797,714        981,429     765,113     1,167,338       3,211,977
                                ----------     ---------     ---------    -----------    --------    ----------     -----------
       Net investment
        income...............   13,331,187    18,687,112    31,021,484      8,616,354   1,615,339     9,336,142      41,653,906
                                ----------     ---------     ---------    -----------    --------    ----------     -----------
Realized and unrealized
 gain (loss) from investments
 and foreign currency:
  Net realized gain (loss)
   from:
    Investments..............   (1,954,776)   (6,262,162)    1,772,462        656,832   1,460,667     1,068,152        (891,143)
    Foreign currency
     transactions............           --    (1,733,742)       (1,743)            --     (21,806)           --              --
  Net unrealized appreciation
   (depreciation) on:
    Investments..............    7,421,084    22,691,427    22,887,137      6,077,509  (1,361,684)   21,851,218      68,885,320
    Translation of assets and
     liabilities denominated
     in foreign currencies.......       --       172,783        (2,558)            --         (46)           --              --
                                ----------     ---------     ---------    -----------    --------    ----------     -----------
Net realized and unrealized
 gain from investments
 and foreign currencies......    5,466,308    14,868,306    24,655,298      6,734,341      77,131    22,919,370      67,994,177
                                ----------     ---------     ---------    -----------    --------    ----------     -----------
Net increase in net assets
 resulting from operations...  $18,797,495   $33,555,418   $55,676,782    $15,350,695  $1,692,470   $32,255,512    $109,648,083
                                ==========     =========     =========    ===========    ========    ==========     ===========




1Net of foreign taxes withheld of $111,665 in the Global Income Fund.
2Net of foreign taxes withheld of $115,162 in the Precious Metals Fund.



                                                                                                         Income       Templeton
                                 Zero Coupon  Zero Coupon   Zero Coupon      Money      Growth and     Securities   International
                                 Fund - 2000  Fund - 2005   Fund - 2010   Market Fund   Income Fund       Fund       Equity Fund
                                  ---------    ---------     ---------     ---------    ----------     ----------     ---------
Investment income:
 Interest (Note 1)............ $  7,816,073  $  4,490,589 $  4,346,790   $27,194,063    $ 3,424,008   $ 71,942,901   $ 9,917,590
 Dividends3...................           --            --           --            --     22,294,080     24,849,576    21,045,404
                                  ---------     ---------    ---------     ---------     ----------     ----------     ---------
      Total income............    7,816,073     4,490,589    4,346,790    27,194,063     25,718,088     96,792,477    30,962,994
                                  ---------     ---------    ---------     ---------     ----------     ----------     ---------
Expenses:
 Management fees (Note 6).....      721,943       425,696      398,959     2,295,252      3,283,721      5,335,780     6,748,353
 Reports to shareholders......       14,333         8,386        7,466        54,252         95,894        137,868        97,315
 Custodian fees...............       10,733         6,852        5,747        41,584         57,902        232,248       580,482
 Professional fees............        5,204         3,603        3,399        15,627         21,991         36,598        28,745
 Trustees' fees and expenses..        1,007           568          528         4,068          5,581          9,623         7,020
 Other........................        4,248         3,436        3,869        14,280         18,765         30,469        42,168
 Expenses waived by manager
  (Note 6)....................     (282,739)     (175,893)    (165,315)     (594,309)            --             --            --
                                  ---------     ---------    ---------     ---------     ----------     ----------     ---------
      Total expenses..........      474,729       272,648      254,653     1,830,754      3,483,854      5,782,586     7,504,083
                                  ---------     ---------    ---------     ---------     ----------     ----------     ---------
       Net investment
        income................    7,341,344     4,217,941    4,092,137    25,363,309     22,234,234     91,009,891    23,458,911
                                  ---------     ---------    ---------     ---------     ----------     ----------     ---------
Realized and unrealized
 gain (loss) from investments
 and foreign currency:
  Net realized gain (loss) from:
   Investments................       72,202        27,440    1,268,380           289     79,239,369    (15,548,410)   30,936,442
   Foreign currency
    transactions..............           --            --           --            --            (54)        83,702        48,513
  Net unrealized
   appreciation on:
    Investments...............   14,631,144    14,450,466   17,390,706            --     91,264,881    151,742,992    26,538,914
    Translation of assets and
     liabilities denominated in
     foreign currencies.......           --            --           --            --             --        263,813        25,838
                                  ---------     ---------    ---------     ---------     ----------     ----------     ---------
Net realized and unrealized
 gain from investments
 and foreign currencies.......   14,703,346    14,477,906   18,659,086           289    170,504,196    136,542,097    57,549,707
                                  ---------     ---------    ---------     ---------     ----------     ----------     ---------
Net increase in net assets
 resulting from operations....  $22,044,690   $18,695,847  $22,751,223   $25,363,598   $192,738,430   $227,551,988   $81,008,618
                                  =========     =========    =========     =========     ==========     ==========     =========




3Net of foreign taxes  withheld of $71,586,  $96,981 and  $3,062,178,  for the Growth and Income Fund,  Income  Securities  Fund and
Templeton International Equity Fund, respectively.



                                                                              Templeton
                                    Templeton                                Developing     Templeton     Templeton
                                     Pacific       Rising         Utility      Markets       Global     Global Asset    Small
                                   Growth Fund Dividends Fund   Equity Fund  Equity Fund   Growth FundAllocation Fund*Cap Fund**
                                   ----------    ----------     -----------   ---------    ----------    -----------    -------
Investment income:
 Interest (Note 1)..............  $ 2,047,387    $ 3,950,280    $ 6,800,237  $1,212,015   $ 3,583,602       $245,159    $ 24,543
 Dividends4.....................    8,710,493      9,380,456     65,279,665   3,263,056     4,925,194         65,799      19,747
                                   ----------     ----------    -----------   ---------    ----------    -----------     -------
      Total income..............   10,757,880     13,330,736     72,079,902   4,475,071     8,508,796        310,958      44,290
                                   ----------     ----------    -----------   ---------    ----------    -----------     -------
Expenses:
 Management fees (Note 6).......    3,148,402      2,858,740      6,002,369   1,636,864     2,309,970         52,421       9,054
 Reports to shareholders........       39,024         46,378        161,433       8,500        19,000             40          75
 Custodian fees.................      295,808         33,784        154,071     195,264        64,550          1,708         144
 Professional fees..............       12,135         13,279         39,838         313         3,893          4,650       1,605
 Trustees' fees and expenses....        2,818          3,197         10,990         100           500              8           5
 Other..........................       17,769          7,663         18,233       1,132         1,971            167         194
                                   ----------     ----------    -----------   ---------    ----------    -----------     -------
      Total expenses............    3,515,956      2,963,041      6,386,934   1,842,173     2,399,884         58,994      11,077
                                   ----------     ----------    -----------   ---------    ----------    -----------     -------
       Net investment income....    7,241,924     10,367,695     65,692,968   2,632,898     6,108,912        251,964      33,213
                                   ----------     ----------    -----------   ---------    ----------    -----------     -------
Realized and unrealized gain
 (loss) from investments and
 foreign currency:
  Net realized gain (loss) from:
   Investments..................    5,700,744        251,515      2,969,274   3,783,510     8,012,094         19,994       2,754
   Foreign currency transactions      308,393             --       (152,643)   (547,355)     (278,975)        (8,009)         --
  Net unrealized appreciation
   (depreciation) on:
    Investments.................   12,830,068     88,320,864    282,543,319  (2,333,430)   15,467,976        382,172     161,821
    Translation of assets and
     liabilities denominated in
     foreign currencies.........       (3,893)            --         (3,657)    (48,919)       14,607            (11)         --
                                   ----------     ----------    -----------   ---------    ----------    -----------     -------
Net realized and unrealized gain
 from investments and foreign
 currencies.....................   18,835,312     88,572,379    285,356,293     853,806    23,215,702        394,146     164,575
                                   ----------     ----------    -----------   ---------    ----------    -----------     -------
Net increase in net assets
 resulting from operations......  $26,077,236    $98,940,074   $351,049,261  $3,486,704   $29,324,614       $646,110    $197,788
                                   ==========     ==========    ===========   =========    ==========    ===========     =======




4Net of foreign taxes withheld of $548,989, $125,292, $245,518, $194,982 and $221,820, for the Templeton Pacific Growth Fund, Rising
Dividends Fund, Utility Equity Fund, Templeton Developing Markets Equity Fund and Templeton Global Growth Fund, respectively.
*April 19, 1995 (effective date) to December 31, 1995.
**November 1, 1995 (effective date) to December 31, 1995.



The accompanying notes are an integral part of these financial statements.



Statements of Changes in Net Assets
for the years ended December 31, 1995 and 1994

                                               Adjustable U.S.
                                               Government Fund             Global Income Fund             High Income Fund
                                            ---------------------         ---------------------         ---------------------
                                             1995           1994          1995           1994           1995           1994
                                          ----------     ----------    ----------     ----------     ----------     ----------
Increase (decrease) in net assets:
Operations:
 Net investment income................. $  13,331,187  $  13,539,572   $18,687,112  $  20,521,047  $  31,021,484  $  21,545,420
 Net realized gain (loss) from
  investments and foreign currency
  transactions.........................    (1,954,776)    (8,446,100)   (7,995,904)   (13,480,259)     1,770,719       (191,182)
 Net realized gain on expired written
  foreign currency options.............            --             --            --         90,000             --             --
 Net unrealized appreciation
  (depreciation) on investments and
  translation of assets and liabilities
  denominated in foreign currencies....     7,421,084     (5,701,721)   22,864,210    (21,215,816)    22,884,579    (25,640,770)
                                           ----------     ----------    ----------     ----------     ----------     ----------
      Net increase (decrease) in
       net assets resulting from
       operations......................    18,797,495       (608,249)   33,555,418    (14,085,028)    55,676,782     (4,286,532)
Distributions to shareholders from:
 Undistributed net investment income...   (13,455,726)   (12,817,214)   (9,275,583)    (6,910,568)   (21,305,944)   (10,514,139)
 Undistributed net realized capital gains          --             --            --     (2,846,724)            --     (1,428,550)
Increase (decrease) in net assets from
 capital share transactions (Note 3)...   (54,937,609)   (50,262,985)  (35,396,559)    71,559,545     71,496,259     74,294,093
                                           ----------     ----------    ----------     ----------     ----------     ----------
  Net increase (decrease) in net
   assets..............................   (49,595,840)   (63,688,448)  (11,116,724)    47,717,225    105,867,097     58,064,872
Net assets:
 Beginning of year ....................   239,695,437    303,383,885   254,310,808    206,593,583    255,036,449    196,971,577
                                           ----------     ----------    ----------     ----------     ----------     ----------
 End of year ..........................  $190,099,597   $239,695,437  $243,194,084   $254,310,808   $360,903,546   $255,036,449
                                           ==========     ==========    ==========     ==========     ==========     ==========
Undistributed net investment income
 included in net assets:
  Beginning of year....................  $ 13,453,993   $ 12,731,635  $ 20,717,930    $ 7,107,451   $ 21,367,505   $ 10,336,224
                                           ==========     ==========    ==========     ==========     ==========     ==========
  End of year..........................  $ 13,329,454   $ 13,453,993  $ 14,271,863   $ 20,717,930   $ 31,020,827   $ 21,367,505
                                           ==========     ==========    ==========     ==========     ==========     ==========



                                              Investment Grade                                               Real Estate
                                           Intermediate Bond Fund         Precious Metals Fund             Securities Fund
                                           ----------------------        ----------------------        ----------------------
                                             1995           1994          1995           1994           1995           1994
                                          ----------     ----------    ----------     ----------     ----------     ----------
Increase (decrease) in net assets:
Operations:
 Net investment income.................   $ 8,616,354    $ 6,714,564   $ 1,615,339    $ 1,704,724    $ 9,336,142    $ 6,462,652
 Net realized gain (loss) from
  investments and foreign currency
  transactions.........................       656,832     (1,082,886)    1,438,861      1,420,070      1,068,152     (1,257,107)
 Net unrealized appreciation
  (depreciation) on investments and
  translation of assets and liabilities
  denominated in foreign currencies....     6,077,509     (4,836,222)   (1,361,730)    (5,612,042)    21,851,218     (3,752,188)
                                           ----------     ----------    ----------     ----------     ----------     ----------
      Net increase (decrease) in
       net assets resulting from
       operations......................    15,350,695        795,456     1,692,470     (2,487,248)    32,255,512      1,453,357
Distributions to shareholders from:
 Undistributed net investment income...    (6,603,637)    (4,060,614)   (1,664,388)      (595,781)    (6,411,953)    (1,877,913)
 Undistributed net realized capital gains          --       (625,307)   (1,232,041)            --             --             --
Increase (decrease) in net assets from
 capital share transactions (Note 3)...     2,257,200     35,413,004   (18,765,586)    54,586,633     (8,066,883)   103,443,157
                                           ----------     ----------    ----------     ----------     ----------     ----------
  Net increase (decrease) in net
   assets..............................    11,004,258     31,522,539   (19,969,545)    51,503,604     17,776,676    103,018,601
Net assets:
 Beginning of year.....................   154,898,736    123,376,197   125,078,359     73,574,755    195,696,675     92,678,074
                                           ----------     ----------    ----------     ----------     ----------     ----------
 End of year...........................  $165,902,994   $154,898,736  $105,108,814   $125,078,359   $213,473,351   $195,696,675
                                           ==========     ==========    ==========     ==========     ==========     ==========
Undistributed net investment income
 included in net assets:
  Beginning of year....................   $ 6,603,431    $ 3,949,481   $ 1,682,044      $ 573,101    $ 6,410,773    $ 1,826,034
                                           ==========     ==========    ==========     ==========     ==========     ==========
  End of year..........................   $ 8,616,148    $ 6,603,431   $ 1,615,202    $ 1,682,044    $ 9,334,962    $ 6,410,773
                                           ==========     ==========    ==========     ==========     ==========     ==========

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 1995 and 1994



                                                U.S. Government
                                                Securities Fund           Zero Coupon Fund - 2000      Zero Coupon Fund - 2005
                                            ----------------------         ---------------------        ---------------------
                                              1995           1994           1995           1994          1995          1994
                                           ----------     -----------    ----------     ----------    ----------    ----------
Increase (decrease) in net assets:
Operations:
 Net investment income.................  $ 41,653,906  $  43,497,492    $ 7,341,344   $  5,342,935   $ 4,217,941  $  2,941,524
 Net realized gain (loss) from investments
 and foreign currency transactions.....      (891,143)   (14,818,106)        72,202            (16)       27,440       (34,363)
 Net unrealized appreciation
 (depreciation) on investments and
 translation of assets and liabilities
 denominated in foreign currencies.....    68,885,320    (60,874,526)    14,631,144    (10,807,581)   14,450,466    (7,078,603)
                                           ----------    -----------     ----------     ----------    ----------    ----------
      Net increase (decrease) in net
 assets resulting from operations......   109,648,083    (32,195,140)    22,044,690     (5,464,662)   18,695,847    (4,171,442)
Distributions to shareholders from:
 Undistributed net investment income...   (43,440,615)   (32,225,955)    (5,282,540)    (3,929,502)   (2,941,626)   (1,813,740)
 Undistributed net realized capital gains          --     (2,520,838)            --       (559,100)           --      (566,970)
Increase (decrease) in net assets from
 capital share transactions (Note 3)...    (2,081,082)   (38,322,399)    26,364,407     27,267,700    15,968,605    15,053,117
                                           ----------    -----------     ----------     ----------    ----------    ----------
  Net increase (decrease) in net assets    64,126,386   (105,264,332)    43,126,557     17,314,436    31,722,826     8,500,965
Net assets:
 Beginning of year.....................   579,039,085    684,303,417     94,230,164     76,915,728    51,498,877    42,997,912
                                           ----------    -----------     ----------     ----------    ----------    ----------
 End of year...........................  $643,165,471   $579,039,085   $137,356,721    $94,230,164   $83,221,703   $51,498,877
                                           ==========    ===========     ==========     ==========    ==========    ==========
Undistributed net investment income
 included in net assets:
  Beginning of year....................  $ 43,374,805   $ 32,103,268    $ 5,282,540   $  3,869,107   $ 2,941,474   $ 1,813,835
                                           ==========    ===========     ==========     ==========    ==========    ==========
  End of year..........................  $ 41,588,096   $ 43,374,805    $ 7,341,334   $  5,282,540   $ 4,217,789   $ 2,941,474
                                           ==========    ===========     ==========     ==========    ==========    ==========



                             The accompanying notes are an integral part of these financial statements.



                                          Zero Coupon Fund - 2010          Money Market Fund           Growth and Income Fund
                                           --------------------        -------------------------        ---------------------
                                            1995          1994           1995            1994           1995           1994
                                         ----------    ----------     -----------     -----------    ----------     -----------
Increase (decrease) in net assets:
Operations:
 Net investment income.................  $ 4,092,137  $ 2,088,467   $ 25,363,309     $ 15,558,725   $ 22,234,234    $ 8,306,522
 Net realized gain (loss) from
  investments and foreign currency
  transactions.........................    1,268,380     (247,797)           289           (7,568)    79,239,315     16,759,522
 Net unrealized appreciation
  (depreciation) on investments and
  translation of assets and liabilities
  denominated in foreign currencies....   17,390,706   (4,693,017)            --               --     91,264,881    (36,767,195)
                                          ----------   ----------    -----------      -----------     ----------    -----------
      Net increase (decrease) in net
       assets resulting from
       operations.......................   22,751,223  (2,852,347)    25,363,598       15,551,157    192,738,430    (11,701,151)
Distributions to shareholders from:
 Undistributed net investment income...    (2,074,389) (1,275,410)   (25,363,598)++   (15,551,157)+   (8,012,262)    (3,190,611)
 Undistributed net realized capital gains          --    (618,973)            --               --    (17,435,234)    (6,567,213)
Increase (decrease) in net assets from
 capital share transactions (Note 3)...    19,594,876  20,918,804    (89,071,533)     387,084,518    204,319,488    167,852,487
                                           ----------  ----------    -----------      -----------     ----------    -----------
  Net increase (decrease) in net assets    40,271,710  16,172,074    (89,071,533)     387,084,518    371,610,422    146,393,512
Net assets:
 Beginning of year.....................    45,361,082  29,189,008    518,618,386      131,533,868    517,877,046    371,483,534
                                           ----------  ----------    -----------      -----------     ----------    -----------
 End of year...........................   $85,632,792 $45,361,082   $429,546,853     $518,618,386   $889,487,468   $517,877,046
                                           ==========  ==========    ===========      ===========     ==========    ===========
Undistributed net investment income
 included in net assets:
  Beginning of year....................   $ 2,074,248 $ 1,261,191            $--              $--    $ 8,017,077    $ 2,901,166
                                           ==========  ==========    ===========      ===========     ==========    ===========
  End of year..........................   $ 4,091,968 $ 2,074,248            $--              $--   $ 22,239,184    $ 8,017,077
                                           ==========  ==========    ===========      ===========     ==========    ===========



+ Distributions were decreased by a net realized loss from security transactions of $7,568.
++ Distributions were increased by a net realized gain from security transactions of $289.



                                                                         Templeton International             Templeton
                                         Income Securities Fund                Equity Fund               Pacific Growth Fund
                                         ------------------------        ----------------------         ---------------------
                                          1995             1994           1995           1994           1995           1994
                                      ------------     ------------    ----------     ----------     ----------     ----------
Increase (decrease) in net assets:
Operations:
 Net investment income.............   $  91,009,891    $  68,219,530  $ 23,458,911   $ 13,760,599    $ 7,241,924    $ 6,901,186
 Net realized gain (loss) from
  investments and foreign
  currency transactions............     (15,464,708)         948,127    30,984,955     16,941,223      6,009,137      2,433,153
 Net unrealized appreciation
  (depreciation) on investments
  and translation of assets and
  liabilities denominated in foreign
  currencies.......................     152,006,805     (129,155,214)   26,564,752    (46,356,706)    12,826,175    (40,845,737)
                                      ------------     ------------    ----------     ----------     ----------     ----------
      Net increase (decrease)
       in net assets resulting
       from operations.............     227,551,988      (59,987,557)   81,008,618    (15,654,884)    26,077,236    (31,511,398)
Distributions to shareholders from:
 Undistributed net investment
  income...........................     (63,454,170)     (28,168,693)  (13,634,404)    (1,765,449)    (6,625,094)      (798,003)
 Undistributed net realized capital
  gains............................      (5,103,693)      (4,210,527)  (16,891,097)    (3,177,968)    (2,753,036)    (1,475,399)
Increase (decrease) in net assets
 from capital share transactions
 (Note 3)..........................     107,540,999      354,427,242    14,509,031    495,576,867    (60,595,295)   193,734,840
                                      ------------     ------------    ----------     ----------     ----------     ----------
  Net increase (decrease)
   in net assets...................     266,535,124      262,060,465    64,992,148    474,978,566    (43,896,189)   159,950,040
Net assets:
 Beginning of year.................   1,000,002,378      737,941,913   785,124,474    310,145,908    375,832,070    215,882,030
                                      ------------     ------------    ----------     ----------     ----------     ----------
 End of year.......................  $1,266,537,502   $1,000,002,378  $850,116,622   $785,124,474   $331,935,881   $375,832,070
                                      ============     ============    ==========     ==========     ==========     ==========
Undistributed net investment income
 included in net assets:
  Beginning of year................   $  67,603,145    $  27,552,308 $  13,466,616    $ 1,471,466    $ 6,796,802     $  693,619
                                      ============     ============    ==========     ==========     ==========     ==========
  End of year......................   $  91,003,300    $  67,603,145  $ 23,389,762   $ 13,466,616    $ 7,402,137  $   6,796,802
                                      ============     ============    ==========     ==========     ==========     ==========


                                                                                                        Templeton Developing
                                         Rising Dividends Fund           Utility Equity Fund             Markets Equity Fund
                                         ---------------------        ------------------------         ----------------------
                                         1995           1994            1995            1994            1995           1994*
                                      ----------     ----------     ------------     -----------     -----------    ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income............ $ 10,367,695    $ 8,185,971    $  65,692,968   $  71,196,799  $   2,632,898     $  758,368
  Net realized gain (loss) from
  investments and foreign currency
  transactions.....................      251,515    (11,756,980)       2,816,631     (10,481,962)     3,236,155       (154,856)
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in foreign
 currencies........................   88,320,864     (8,689,799)     282,539,662    (241,583,439)    (2,382,349)    (7,411,812)
                                      ----------     ----------     ------------     -----------    -----------     ----------
      Net increase (decrease) in
 net assets resulting from
 operations........................   98,940,074    (12,260,808)     351,049,261    (180,868,602)     3,486,704     (6,808,300)
Distributions to shareholders from:
 Undistributed net investment
 income............................   (8,063,908)    (5,040,932)     (70,961,297)    (52,184,345)      (489,978)            --
 Undistributed net realized capital
 gains.............................           --             --               --      (9,240,534)      (115,132)            --
Increase (decrease) in net assets
 from capital share transactions
 (Note 3)..........................    62,448,084    27,500,542      (11,752,253)   (192,230,223)    57,013,367    104,997,081
                                       ----------    ----------     ------------     -----------    -----------     ----------
  Net increase (decrease) in net
 assets............................   153,324,250    10,198,802      268,335,711    (434,523,704)    59,894,961     98,188,781
Net assets:
 Beginning of year.................   309,929,027   299,730,225    1,155,110,489   1,589,634,193     98,188,881            100
                                       ----------    ----------     ------------     -----------    -----------     ----------
 End of year.......................  $463,253,277  $309,929,027   $1,423,446,200  $1,155,110,489   $158,083,842   $ 98,188,881
                                       ==========    ==========     ============     ===========    ===========     ==========
Undistributed net investment income
 included in net assets:
  Beginning of year................   $ 8,063,270   $ 4,918,231   $   70,953,514   $  51,941,060    $   758,368            $--
                                       ==========    ==========     ============     ===========    ===========     ==========
  End of year......................  $ 10,367,057   $ 8,063,270    $  65,687,973   $  70,953,514  $   2,084,657   $    758,368
                                       ==========    ==========     ============     ===========    ===========     ==========



*March 15, 1994 (effective date) to December 31, 1994.



                                                                                                        Templeton
                                                                              Templeton Global        Global Asset     Small
                                                                                 Growth Fund         Allocation Fund  Cap Fund
                                                                            ---------------------      ----------    ----------
                                                                             1995          1994*         1995**        1995***
                                                                          ----------    ----------     ----------    ----------
Increase (decrease) in net assets:
Operations:
 Net investment income................................................    $ 6,108,912   $ 1,453,560    $   251,964     $  33,213
 Net realized gain (loss) from investments and foreign
  currency transactions................................................     7,733,119      (451,023)        11,985         2,754
 Net unrealized appreciation (depreciation) on investments and
  translation of assets and liabilities denominated in foreign currencies  15,482,583      (672,201)       382,161       161,821
                                                                           ----------    ----------     ----------    ----------
      Net increase in net assets resulting from operations............     29,324,614       330,336        646,110       197,788
Distributions to shareholders from:
 Undistributed net investment income..................................     (1,324,712)           --       (246,062)           --
Increase in net assets from capital share transactions (Note 3).......    151,899,127   158,018,150     13,828,655    12,853,690
                                                                           ----------    ----------     ----------    ----------
  Net increase in net assets..........................................    179,899,029   158,348,486     14,228,703    13,051,478
Net assets:
 Beginning of year....................................................    158,856,088       507,602        500,000       250,000
                                                                           ----------    ----------     ----------    ----------
 End of year..........................................................   $338,755,117  $158,856,088    $14,728,703   $13,301,478
                                                                           ==========    ==========     ==========    ==========
Undistributed net investment income included in net assets:
  Beginning of year...................................................   $  1,454,896       $ 1,336            $--        $   --
                                                                           ==========    ==========     ==========    ==========
  End of year.........................................................    $ 5,816,563   $ 1,454,896       $ (6,078)    $  33,213
                                                                           ==========    ==========     ==========    ==========




*March 15, 1994 (effective date) to December 31, 1994.
**April 19, 1995 (effective date) to December 31, 1995.
***November 1, 1995 (effective date) to December 31, 1995.



The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Valuemark Funds (the Trust) is an open-end diversified management investment company (mutual fund) registered under the Investment Company Act of 1940 as amended. The Trust currently consists of twenty-one separate funds (the Funds). Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts issued by Allianz Life Insurance Company of North America (Allianz Life), which was formerly North American Life and Casualty Company (NALAC), and its affiliates.

On May 1, 1995, the Board of Trustees (the Board) approved the name change of Equity Growth Fund to Growth and Income Fund.

The Zero Coupon Fund - 1995 matured on December 15, 1995. The Templeton Global Asset Allocation Fund and the Small Cap Fund became effective on April 19, 1995 and November 1, 1995, respectivley.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the manager. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board. Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange (Exchange). That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the Exchange. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

The fair values of securities restricted as to resale are determined following procedures established by the Board.

Portfolio securities in the Money Market Fund are valued at amortized cost, which approximates value. The Money Market Fund must maintain a dollar weighted average maturity of 90 days or less and only purchase instruments having remaining maturities of 397 days or less. If the Fund's portfolio has a remaining weighted average maturity of greater than 90 days, the portfolio will be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, within the range of the most recent quoted bid and asked prices. The Board has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00.

b. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend  income  and   distributions   to  shareholders  are  recorded  on  the
ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code.

For the Money Market Fund, net investment income includes income, calculated on an accrual basis, amortization of original issue and market discount or premium, if any, and estimated expenses which are accrued daily. The total available for dividends is computed daily and includes the net investment income, plus or minus any gains or losses on security transactions and changes in unrealized portfolio appreciation or depreciation, if any.

For the Money Market Fund, distributions are normally declared on each day the New York Stock Exchange is open for business, equal to the total available for distributions (as defined above), and are payable to shareholders of record as of the close of business the preceeding day. Such distributions are declared and reinvested daily in additional shares of the Fund.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Investment Income, Expenses and Distributions: (cont.)

A portion of the distributions received from investments in Real Estate Investment Trust (REIT) securities may be characterized as tax basis return of capital (ROC) distributions, which are not recorded as dividend income, but reduce the cost basis of the REIT securities. ROC distributions exceeding the cost basis of the REIT security are recognized by the Funds as capital gain.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions - see Note 9.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

e. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

f. Foreign Currency Translation:

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such changes are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of denominated short-term securities, sales of foreign currencies, gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends and interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

g. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.

h. Repurchase Agreements:

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by underlying U.S. government securities, which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1995, all outstanding repurchase agreements held by the Funds, had been entered into on December 29, 1995.

i. Mortgage Dollar Rolls:

The U.S. Government Securities Fund may enter into mortgage dollar rolls in which it sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date, generally at a price lower than the price of the security sold. The counterparty receives all principal and interest payments, including prepayments, made on the mortgage-backed security sold while it is the holder. Mortgage dollar rolls may be renewed with a new sale and repurchase price fixed and a cash settlement made without physical delivery of the securities subject to the contract, at the renewal date. Mortgage dollar rolls are accounted for as non-collateralized financing transactions.


2. FORWARD FOREIGN CURRENCY CONTRACTS

A forward currency contract, which is individually negotiated and privately traded by currency traders and their customers, is a commitment to purchase or sell a specific currency for an agreed-upon price at a future date.

The Global Income Fund and Global Asset Allocation Fund may enter into forward contracts with the objective of minimizing the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. These Funds may also enter into a forward contract in relation to a security denominated in a foreign currency or when they anticipate receipt in a foreign currency of dividends or interest payments in order to "lock in" the U. S. dollar price of a security or the U.S. dollar equivalent of such dividend or interest payments.

The Funds segregate sufficient cash, cash equivalents or readily marketable debt securities as collateral for commitments created by open forward contracts. The Funds could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.


As of December 31, 1995, the Global Income Fund had the following forward foreign currency contracts outstanding:


                                                               In                               Unrealized
                    Contracts to Sell                     Exchange for   Settlement Date        gain (loss)
            --------------------------------               ----------      ----------            ---------
      391,995,000    Japanese Yen.................    U.S.  $3,900,060     01/09/96        U.S.   $ 98,502
        2,600,000    Canadian Dollars.............    U.S.  $1,909,729     01/11/96                  5,224
                                                            ----------                           ---------
                                                            $5,809,789                             103,726
                                                            ==========                           ---------
      Unrealized loss on offsetting forward foreign currency contracts                             (49,180)
                                                                                                 ---------
      Net unrealized gain on forward foreign currency contracts                                  $  54,546
                                                                                                 =========

The Templeton Global Asset Allocation Fund had the following forward foreign currency contracts outstanding:

                                                               In                               Unrealized
                    Contracts to Sell                     Exchange for   Settlement Date        gain (loss)
            --------------------------------               ----------      ----------            ---------
            47,500   Canadian Dollars.............      U.S.    $34,889     01/11/96        U.S.   $    95
                                                              =========                          ---------

      Unrealized loss on offsetting forward foreign currency contracts                                (237)
                                                                                                 ---------
      Net unrealized loss on forward foreign currency contracts                                     $ (142)
                                                                                                 =========


3. TRUST SHARES

At  December  31,1995,  there  was an  unlimited  number  of $.01 par  value  shares  of  beneficial  interest  authorized.
Transactions in each of the Fund's shares for the years ended December 31, 1995 and 1994 were as follows:


                                                     Adjustable U.S.
                                                     Government Fund           Global Income Fund          High Income Fund
                                                  --------------------         -------------------       --------------------
                                                  Shares        Amount         Shares       Amount       Shares        Amount
                                                  ------        ------         ------       ------       ------        ------
1995
 Shares sold.................................    4,407,426   $ 47,082,174    1,178,751   $ 14,989,802    3,955,751   $ 52,494,118
 Shares issued in reinvestment of distributions  1,296,313     13,455,726      732,090      9,275,583    1,649,067     21,305,944
 Shares redeemed.............................   (3,153,952)   (33,749,307)  (2,840,995)   (36,191,941)  (4,087,131)   (54,161,612)
 Net shares sold (redeemed) from
  exercise of exchange privilege.............   (7,642,962)   (81,726,202)  (1,862,284)   (23,470,003)   4,012,012     51,857,809
                                                ----------     ----------   ----------     ----------   ----------     ----------
      Net increase (decrease)................   (5,093,175)  $(54,937,609)  (2,792,438)  $(35,396,559)   5,529,699   $ 71,496,259
                                                ==========     ==========   ==========     ==========   ==========     ==========
1994
 Shares sold.................................   12,010,675   $130,272,592    6,738,386   $ 87,098,849    6,522,474   $ 82,707,638
 Shares issued in reinvestment of distributions  1,214,917     12,817,214      793,928      9,757,292      983,734     11,942,689
 Shares redeemed.............................   (3,521,496)   (37,802,677)  (1,832,803)   (22,920,629)  (2,213,669)   (27,309,521)
 Net shares sold (redeemed) from
  exercise of exchange privilege.............  (14,414,867)  (155,550,114)    (356,925)    (2,375,967)     598,507      6,953,287
                                                ----------     ----------   ----------     ----------   ----------     ----------
      Net increase (decrease)................   (4,710,771) $ (50,262,985)   5,342,586   $ 71,559,545    5,891,046   $ 74,294,093
                                                ==========     ==========   ==========     ==========   ==========     ==========



3. TRUST SHARES (cont.)

                            Investment Grade                                      Real Estate              U.S. Government
                         Intermediate Bond Fund     Precious Metals Fund        Securities Fund            Securities Fund
                           ------------------        ------------------       -------------------       --------------------
                           Shares      Amount        Shares      Amount       Shares       Amount       Shares        Amount
                           ------      ------        ------      ------       ------       ------       ------        ------
1995
 Shares sold...........  1,209,536   $16,611,224     836,229   $ 11,648,578   1,340,093  $ 20,990,418    4,057,377   $ 54,748,439
 Shares issued in
 reinvestment of
 distributions.........    487,713     6,603,637     205,566      2,896,429     417,717     6,411,953    3,278,537     43,440,615
 Shares redeemed....... (1,525,209)  (20,903,428) (1,102,540)   (15,328,334) (1,401,583)  (22,032,486)  (7,126,939)   (95,628,635)
 Net shares redeemed
 from exercise of
 exchange privilege....     (3,692)      (54,233) (1,350,012)   (17,982,259)   (874,485)  (13,436,768)    (340,030)    (4,641,501)
                        ----------    ----------  ----------     ----------  ----------    ----------   ----------     ----------
      Net increase
 (decrease)............    168,348  $  2,257,200  (1,410,757)  $(18,765,586)   (518,258) $ (8,066,883)    (131,055)  $ (2,081,082)
                        ==========    ==========  ==========     ==========  ==========    ==========   ==========     ==========
1994
 Shares sold...........  3,257,872  $ 44,016,572   2,982,606   $ 42,073,264   4,832,335  $ 74,222,833    9,082,274   $121,401,531
 Shares issued in
 reinvestment of
 distributions.........    355,733     4,685,921      43,118        595,781     119,168     1,877,913    2,751,223     34,746,793
 Shares redeemed.......   (924,245)  (12,356,406)   (617,375)    (8,711,480)   (790,561)  (11,875,843)  (6,478,312)   (83,338,710)
 Net shares sold
 (redeemed) from
 exercise of
 exchange privilege....    (60,588)     (933,083)  1,383,252     20,629,068   2,462,033    39,218,254   (8,441,333)  (111,132,013)
                        ----------    ----------  ----------     ----------  ----------    ----------   ----------     ----------
      Net increase
 (decrease)............  2,628,772  $ 35,413,004   3,791,601   $ 54,586,633   6,622,975  $103,443,157   (3,086,148) $ (38,322,399)
                        ==========    ==========  ==========     ==========  ==========    ==========   ==========     ==========



                                                      Zero Coupon Fund - 2000  Zero Coupon Fund - 2005  Zero Coupon Fund - 2010
                                                        -------------------       -----------------       -------------------
                                                        Shares       Amount      Shares       Amount      Shares       Amount
                                                        ------       ------      ------       ------      ------       ------
1995
 Shares sold.......................................   1,413,875   $20,777,927    942,223   $14,600,167     909,048   $13,837,665
 Shares issued in reinvestment of distributions....     354,296     5,282,548    185,240     2,941,626     129,812     2,074,389
 Shares redeemed...................................  (1,003,208)  (14,976,357)  (421,198)   (6,606,649)   (493,484)   (7,588,835)
 Net shares sold from exercise of
  exchange privilege...............................   1,045,976    15,280,289    338,466     5,033,461     718,072    11,271,657
                                                     ----------    ---------- ----------    ----------  ----------    ----------
      Net increase ................................   1,810,939   $26,364,407  1,044,731   $15,968,605   1,263,448   $19,594,876
                                                     ==========    ========== ==========    ==========  ==========    ==========
1994
 Shares sold.......................................   2,043,220   $29,144,438  1,219,989   $17,676,802     735,396  $ 10,083,257
 Shares issued in reinvestment of distributions....     324,365     4,488,602    171,028     2,380,710     145,318     1,894,383
 Shares redeemed...................................    (643,343)   (9,029,470)  (277,845)   (3,952,827)   (308,264)   (4,076,991)
 Net shares sold (redeemed) from exercise of
  exchange privilege...............................     212,507     2,664,130    (43,988)   (1,051,568)  1,050,305    13,018,155
                                                     ----------    ---------- ----------    ----------  ----------    ----------
      Net increase.................................   1,936,749   $27,267,700  1,069,184   $15,053,117   1,622,755  $ 20,918,804
                                                     ==========    ========== ==========    ==========  ==========    ==========



3. TRUST SHARES (cont.)
                                                     Money Market Fund        Growth and Income Fund    Income Securities Fund
                                                   ---------------------        -------------------       -------------------
                                                   Shares         Amount       Shares         Amount      Shares       Amount
                                                   ------         ------       ------         ------      ------       ------
1995
 Shares sold..................................  202,376,630  $ 202,376,630    7,137,692   $109,151,094   10,113,056  $155,712,027
 Shares issued in reinvestment of distributions  25,427,564     25,427,564    1,706,740     25,447,497    4,534,250    68,557,863
 Shares redeemed.............................. (146,409,205)  (146,409,205)  (5,978,524)   (90,725,782) (10,094,332) (154,925,002)
 Net shares sold (redeemed) from exercise of
  exchange privilege.......................... (170,466,522)  (170,466,522)  10,428,442    160,446,679    2,479,081    38,196,111
                                                 ----------     ----------   ----------     ----------   ----------    ----------
      Net increase (decrease).................  (89,071,533) $ (89,071,533)  13,294,350   $204,319,488    7,032,055  $107,540,999
                                                 ==========     ==========   ==========     ==========   ==========    ==========
1994
 Shares sold..................................  424,037,520   $424,037,520    9,868,807   $137,325,386   23,941,300  $363,246,465
 Shares issued in reinvestment of distributions  15,512,865     15,512,865      719,479      9,757,824    2,212,995    32,379,220
 Shares redeemed..............................  (95,736,753)   (95,736,753)  (3,148,857)   (43,090,930)  (6,252,877)  (92,597,936)
 Net shares sold from exercise of
  exchange privilege..........................   43,270,886     43,270,886    4,603,502     63,860,207    3,281,250    51,399,493
                                                 ----------     ----------   ----------     ----------   ----------    ----------
      Net increase............................  387,084,518   $387,084,518   12,042,931   $167,852,487   23,182,668  $354,427,242
                                                 ==========     ==========   ==========     ==========   ==========    ==========



                                                         Templeton                    Templeton
                                                 International Equity Fund       Pacific Growth Fund     Rising Dividends Fund
                                                   --------------------          -------------------      ------------------
                                                   Shares        Amount        Shares        Amount       Shares      Amount

1995
 Shares sold..................................    8,219,451  $ 106,471,518    2,230,611   $ 29,634,248   4,053,853  $ 46,217,013
 Shares issued in reinvestment of distributions   2,362,655     30,525,501      711,543      9,378,130     726,478     8,063,909
 Shares redeemed..............................   (7,007,432)   (90,959,162)  (3,306,122)   (43,982,761) (3,959,378)  (44,968,613)
 Net shares sold (redeemed) from exercise of
  exchange privilege..........................   (2,536,715)   (31,528,826)  (4,156,691)   (55,624,912)  4,683,755    53,135,775
                                                 ----------     ----------   ----------     ----------  ----------    ----------
      Net increase (decrease).................    1,037,959  $  14,509,031   (4,520,659) $ (60,595,295)  5,504,708  $ 62,448,084
                                                 ==========     ==========   ==========     ==========  ==========    ==========
1994
 Shares sold..................................   24,902,343   $322,951,099   11,284,540   $158,252,876   6,744,155   $68,650,822
 Shares issued in reinvestment of distributions     390,029      4,943,416      162,761      2,273,402     502,408     5,040,932
 Shares redeemed..............................   (3,427,169)   (44,336,564)  (2,000,116)   (27,492,273) (2,367,971)  (23,835,820)
 Net shares sold (redeemed) from exercise of
  exchange privilege..........................   16,079,854    212,018,916    4,169,045     60,700,835  (2,160,315)  (22,355,392)
                                                 ----------     ----------   ----------     ----------  ----------    ----------
      Net increase............................   37,945,057   $495,576,867   13,616,230   $193,734,840   2,718,277   $27,500,542
                                                 ==========     ==========   ==========     ==========  ==========    ==========



3. TRUST SHARES (cont.)

                                                                             Templeton Developing              Templeton
                                                  Utility Equity Fund        Markets Equity Fund*         Global Growth Fund*
                                                -----------------------      ---------------------       ---------------------
                                                Shares          Amount       Shares         Amount       Shares         Amount
                                                ------          ------       ------         ------       ------         ------
1995
 Shares sold..............................     5,042,256   $  79,723,893    4,586,720   $ 44,019,390   11,202,768   $124,502,270
 Shares issued in reinvestment of
 distributions............................     4,578,148      70,961,297       61,746        605,110      119,022      1,324,712
 Shares redeemed..........................   (10,979,441)   (173,993,280)  (1,121,485)   (10,897,349)  (1,972,050)   (22,039,520)
 Net shares sold from exercise of
  exchange privilege......................       787,401      11,555,837    2,365,581     23,286,216    4,330,050     48,111,665
                                              ----------      ----------   ----------     ----------   ----------     ----------
      Net increase (decrease).............      (571,636)  $ (11,752,253)   5,892,562   $ 57,013,367   13,679,790   $151,899,127
                                              ==========      ==========   ==========     ==========   ==========     ==========
1994
 Shares sold..............................    13,792,363    $213,571,803    6,007,111   $ 61,181,104    8,960,993   $ 93,861,733
 Shares issued in reinvestment of
 distributions............................     4,307,366      61,424,879           --             --           --             --
 Shares redeemed..........................    (8,615,440)   (127,070,915)    (258,526)    (2,643,123)    (464,430)    (4,891,450)
 Net shares sold (redeemed) from
  exercise of exchange privilege..........   (22,114,018)   (340,155,990)   4,517,062     46,459,100    6,613,922     69,047,867
                                              ----------      ----------   ----------     ----------   ----------     ----------
      Net increase (decrease).............   (12,629,729)  $(192,230,223)  10,265,647   $104,997,081   15,110,485   $158,018,150
                                              ==========      ==========   ==========     ==========   ==========     ==========



                                                                                      Templeton
                                                                                    Global Asset
                                                                                  Allocation Fund**         Small Cap Fund***
                                                                                 -------------------       -------------------
                                                                                 Shares      Amount       Shares      Amount
                                                                              ------------------------------------------------------
1995
 Shares sold.................................................................    514,807   $ 5,313,984    190,530   $ 1,922,288
 Shares issued in reinvestment of distributions..............................     23,479       246,062
 Shares redeemed.............................................................   (213,358)   (2,230,197)    (5,971)      (60,260)
 Net shares sold from exercise of exchange privilege.........................  1,025,022    10,498,806  1,089,229    10,991,662
                                                                              ----------    ---------- ----------    ----------
      Net increase ..........................................................  1,349,950   $13,828,655  1,273,788   $12,853,690
                                                                              ==========    ========== ==========    ==========


*For the period March 15, 1994 (effective date) to December 31, 1994.
**For the period April 19, 1995 (effective date) to December 31, 1995.
***For the period November 1, 1995 (effective date) to December 31, 1995.



4. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At December 31, 1995, for tax purposes,  the Funds had  accumulated  net realized  capital gains or capital loss carryovers as follows:

                                                                                                                          Income
                                                         High       Precious    Zero Coupon  Zero Coupon   Growth and   Securities
                                                      Income Fund  Metals Fund  Fund - 2000  Fund - 2010   Income Fund     Fund
                                                       --------     --------     --------     --------     ---------    ---------
Accumulated net realized gains.....................   $1,643,498   $1,460,667     $72,186   $1,109,315    $78,714,626  $11,125,807
                                                       ========     ========     ========     ========      =========   =========


                                                                                                           Templeton
                                                        Templeton    Templeton  Developing    Templeton   Global Asset
                                                      International   Pacific     Markets      Global      Allocation     Small
                                                       Equity Fund  Growth Fund Equity Fund  Growth Fund      Fund       Cap Fund
                                                        ---------    --------    --------     --------      --------      ------
Accumulated net realized gains.....................   $30,936,443  $6,260,080  $3,880,120   $7,874,601       $23,967      $2,754
                                                        =========    ========    ========     ========      ========      ======


4. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS (cont.)
                                                                       Investment
                                       Adjustable U.S.    Global   Grade Intermediate  Real Estate U.S. Government  Zero Coupon
                                       Government Fund  Income Fund     Bond Fund    Securities FundSecurities Fund Fund - 2005
                                        ------------     ---------    ------------     ----------    -----------    ----------
Capital loss carryovers
Expiring in: 1999...................      $  159,000     $      --        $    --        $    --      $       --        $   --
             2000...................         501,025            --             --             --              --            --
             2001...................       1,813,667            --             --             --              --            --
             2002...................       8,448,036     2,035,257        426,054        434,944      13,073,674        $2,756
             2003...................       1,954,776     3,643,075             --             --       2,635,575            --
                                        ------------     ---------   ------------     ----------     -----------    ----------
                                         $12,876,504    $5,678,332       $426,054       $434,944     $15,709,249        $2,756
                                        ============     =========   ============     ==========     ===========    ==========


                                           Rising         Utility
                                       Dividends Fund   Equity Fund
                                        ------------     ---------
Capital loss carryovers
Expiring in: 2001...................     $ 2,985,091     $       --
             2002...................      11,480,517      6,321,984
                                        ------------      ---------
                                         $14,465,608     $6,321,984
                                        ============      =========


For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower or unrealized depreciation is higher) than for financial reporting purposes at December 31, 1995 by $4,168 in Zero Coupon Fund - 2005, $188,398 in Zero Coupon Fund - 2010, $151,104 in Growth and Income Fund, $1,834,003 in Templeton International Equity Fund, $3,555,239 in Templeton Pacific Growth Fund, $346,771 in Rising Dividends Fund, $14 in Utility Equity Fund, $97,321 in Templeton Developing Markets Equity Fund and $855,892 in Templeton Global Growth Fund.



5. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended December 31,
1995 were as follows:


                                                                       Investment Grade                           U.S. Government
                           Adjustable U.S.    Global         High        Intermediate    Precious    Real Estate    Securities
                           Government Fund  Income Fund   Income Fund      Bond Fund    Metals FundSecurities Fund    Fund***
                            ------------    ----------    ----------      -----------    --------    ----------     -----------
Purchases................    $35,664,702  $364,293,524   $148,105,269     $67,264,370  $16,018,621   $41,458,339   $111,753,153
                            ============    ==========    ==========      ===========    ========    ==========     ===========
Sales....................    $91,202,405  $337,227,863   $ 62,196,978     $40,110,451  $23,112,140   $45,329,958   $123,707,953
                            ============    ==========    ==========      ===========    ========    ==========     ===========

                                                                                                       Templeton     Templeton
                             Zero Coupon    Zero Coupon   Zero Coupon   Growth and      Income      International    Pacific
                             Fund - 2000    Fund - 2005   Fund - 2010   Income Fund Securities Fund  Equity Fund   Growth Fund
                              ---------      ---------     ---------    ----------    ----------     ----------     ----------
Purchases................   $22,200,664    $13,077,215   $34,873,391  $852,572,320  $411,380,771   $164,307,283   $112,740,709
                              =========      =========     =========    ==========    ==========     ==========     ==========
Sales....................   $ 1,917,524    $ 1,155,529   $19,774,820  $721,665,026  $270,412,053   $124,247,828   $124,599,402
                              =========      =========     =========    ==========    ==========     ==========     ==========


                                                                         Templeton                       Templeton
                                           Rising        Utility   Developing Markets Templeton Global  Global Asset      Small
                                       Dividends Fund  Equity Fund    Equity Fund       Growth Fund   Allocation Fund*   Cap Fund**
                                         ----------     ----------   -------------      -----------     ------------     --------
Purchases.........................     $109,364,860   $154,104,148     $90,346,514     $279,689,733     $15,571,245    $8,369,979
                                         ==========     ==========    ============      ===========     ===========     =========
Sales.............................     $ 59,119,856   $220,031,503     $21,584,119     $ 62,272,945     $ 1,942,188    $  159,783
                                         ==========     ==========    ============      ===========     ===========     =========


*For the period April 19, 1995 (effective date) to December 31, 1995.
**For the period November 1, 1995 (effective date) to December 31, 1995.
***Excludes purchase and sales of mortgage dollar roll transactions, which aggregated $41,145,677 and $41,598,283, respectively.



6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the average daily net assets of each Fund as follows, except the Templeton International Equity Fund, the Templeton Pacific Growth Fund, the Rising Dividends Fund, the Templeton Global Growth Fund, the Templeton Developing Markets Equity Fund, the Templeton Global Asset Allocation Fund and the Small Cap Fund:


Annualized Fee Rate         Average Daily Net Assets
 -----------------      --------------------------------
    .625 of 1%          First $100 million
    .500 of 1%          over  $100  million, up to and  including $250 million
    .450 of 1%          over  $250  million, up to and  including $10 billion


The rate of fee for each Fund is reduced further on net assets over $10 billion.


Under the terms of a separate management agreement with the Templeton International Equity Fund and the Templeton Pacific Growth Fund, Advisers receives fees computed monthly based on average daily net assets as follows:


Annualized Fee Rate            Average Daily Net Assets
 -----------------         --------------------------------
            1%             First $100 million
    0.90 of 1%             over $100 million, up to and including $250 million
    0.80 of 1%             over $250 million, up to and including $500 million
    0.75 of 1%             over $500 million


Under the terms of a separate management agreement with the Rising Dividends Fund and Small Cap Fund, Advisers receives fees computed monthly based on average daily net assets as follows:


Annualized Fee Rate        Average Daily Net Assets
 -----------------      ----------------------------------
    .750 of 1%          First $500 million
    .625 of 1%          over  $500  million,  up to and  including $1 billion
    .500 of 1%          over $1 billion


Templeton, Galbraith & Hansberger, Ltd. (TGH) serves as the investment adviser for the Templeton Global Growth Fund and receives fees computed monthly based on average daily net assets as follows:


Annualized Fee Rate       Average Daily Net Assets
 -----------------      --------------------------------
            1%          First $100 million
    0.90 of 1%          over  $100  million,  up to and  including $250 million
    0.80 of 1%          over  $250  million,  up to and  including $500 million
    0.75 of 1%          over $500 million


TGH serves as the investment adviser for the Templeton Global Asset Allocation Fund and receives fees computed monthly based on average daily net assets as follows:


Annualized Fee Rate         Average Daily Net Assets
 -----------------      --------------------------------
    .650 of 1%          First $200 million
    .585 of 1%          over  $200  million,  up to and  including $1.3 billion
    .520 of 1%          over $1.3 billion


Templeton Asset Management, Ltd. (TAML) serves as the investment adviser for the Templeton Developing Markets Equity Fund and receives a monthly fee equal to an annual rate of 1.25 of 1% of the average daily net assets.


Under a subadvisory agreement, Templeton Investment Counsel, Inc. (TICI) provides services to the Templeton International Equity Fund and Templeton Pacific Growth Fund, and receives from Advisers fees computed monthly based on the average daily net assets of each Fund as follows:


Annualized Fee Rate        Average Daily Net Assets
 -----------------     --------------------------------
    0.50 of 1%         First $100 million
    0.40 of 1%         over  $100  million,  up to and  including $250 million
    0.30 of 1%         over  $250  million,  up to and  including $500 million
    0.25 of 1%         over $500 million


Under a subadvisory agreement, TICI provides services to the Templeton Global Asset Allocation Fund and receives from TGH fees computed monthly based on the average daily net assets as follows:


Annualized Fee Rate            Average Daily Net Assets
   -------------          ----------------------------------
    .250 of 1%      First $200 million
    .225 of 1%      over  $200  million,  up to and  including $1.3 billion
    .200 of 1%      over $1.3 billion


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)


Under a subadvisory agreement, TICI provides services to the Global Income Fund and receives from Advisers fees computed monthly based on the average daily net assets as follows:


 Annualized Fee Rate      Average Daily Net Assets
  -----------------   --------------------------------
     .350 of 1%       First $100 million
     .250 of 1%       over  $100  million,  up to and  including $250 million
     .200 of 1%       over $250 million


Under a subadvisory agreement, Templeton Quantitative Advisors, Inc. (TQA) provides services to the Growth and Income Fund and receives from Advisers fees computed monthly based on the average daily net assets as follows:


Annualized Fee Rate       Average Daily Net Assets
 -----------------    --------------------------------
   0.3125 of 1%       First $100 million
   0.2500 of 1%       over  $100  million,  up to and  including $250 million
   0.2250 of 1%       over  $250  million,  up to and  including $10 billion
   0.2200 of 1%       over  $10  billion,  up to  and  including $12.5 billion
   0.2100 of 1%       over $12.5  billion,  up to and  including $15 billion
   0.2000 of 1%        over $15 billion


Templeton Global Investors, Inc. (Global Investors) serves as the business manager for the Templeton Global Asset Allocation Fund and receives fees from the fund computed monthly based on the average daily net assets as follows:


Annualized Fee Rate        Average Daily Net Assets
 -----------------     --------------------------------
    .150 of 1%         First $200 million
    .135 of 1%         over  $200  million,  up to and  including $700 million
    .100 of 1%         over  $700  million,  up to and  including $1.2 billion
    .075 of 1%         over $1.2 billion


Global Investors serves as the business manager for the Templeton Developing Markets Fund and receives from TAML fees computed monthly based on the average daily net assets as follows:


Annualized Fee Rate         Average Daily Net Assets
 -----------------      --------------------------------
    .150 of 1%          First $200 million
    .135 of 1%          over  $200  million,  up to and  including $700 million
    .100 of 1%          over  $700  million,  up to and  including $1.2 billion
    .075 of 1%          over $1.2 billion


Global Investors serves as the business manager for the Templeton Global Growth Fund and receives from TGH fees computed monthly based on the average daily net assets as follows:


Annualized Fee Rate         Average Daily Net Assets
 -----------------      --------------------------------
    .050 of 1%          First $200 million
    .045 of 1%          over  $200  million,  up to and  including $700 million
    .033 of 1%          over  $700  million,  up to and  including $1.2 billion
    .0025 of 1%         over $1.2 billion


The terms of the management agreements provide that aggregate annual expenses of each Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which each Fund's shares are registered. The Funds' expenses did not exceed these limitations; however, for the year ended December 31, 1995, Advisers agreed in advance to waive $1,218,256 of the management fees as indicated below:


                     Zero Coupon  Zero Coupon  Zero Coupon     Money
                     Fund - 2000  Fund - 2005  Fund - 2010  Market Fund
                      --------     --------     --------     --------
Fees waived........   $282,739     $175,893      $165,315    $594,309
                      ========     ========     ========     ========


The management agreements between the Funds, Advisers, TGH and TAML include distribution plans pursuant to Rule 12b-1 under the 1940 Act. However, no payments were made by any Fund as a result of the plans.

Franklin/Templeton Investors Services, Inc. (Investor Services), under the terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Funds for the service.

Certain officers and trustees of the Trust are also officers and/or directors of Advisers, Investor Services, TGH, TAML, TICI, Global Investors, TQA, all wholly-owned subsidiaries of Franklin Resources, Inc. (Resources), and/or Allianz Life.


7. LOANS OF PORTFOLIO SECURITIES

During the year ended December 31, 1995, the Precious Metals Fund loaned securities to certain brokers for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The cash collateral received is invested by the Fund in short-term instruments and any interest income in excess of a predetermined rebate to the brokers is kept by the fund as interest income. Interest income from this source amounted to $17,047 for the year ended December 31, 1995, and as of that date, there were no loaned securities in the Precious Metals Fund.


8. RULE 144A SECURITIES

Rule 144A provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act of 1933 for specified resale of restricted securities to qualified institutional investors. The Funds value these securities as disclosed in Note 1. At December 31, 1995, Rule 144A securities were held as follows:

                                                     Global       High       Precious     Real Estate   Growth and      Income
                                                   Income Fund Income Fund  Metals Fund Securities Fund Income Fund Securities Fund
                                                    --------    ---------    --------     ----------     ---------    ----------
Value............................................ $8,430,625  $13,264,350  $5,291,572       $805,000   $14,163,386   $66,811,937
                                                    --------    ---------    --------     ----------     ---------    ----------
Ratio of value to net assets.....................       3.47%        3.68%       5.03%          0.38%         1.59%         5.28%
                                                    ========    =========    ========     ==========     =========    ==========



                                                                  Templeton   Templeton                 Templeton      Templeton
                                                                International  Pacific      Utility      Global      Global Asset
                                                                 Equity Fund Growth Fund  Equity Fund  Growth Fund  Allocation Fund
                                                                   --------    --------     --------    ----------      ---------
Value.........................................................   $8,866,513  $1,970,794   $2,822,118   $12,644,559     $1,047,726
                                                                   --------    --------     --------     ---------      ---------
Ratio of value to net assets..................................         1.04%       0.59%        0.20%         3.73%          7.11%
                                                                   ========    ========     ========     =========      =========

See the accompanying Statement of Investments in Securities and Net Assets for specific information on such securities.


9. CREDIT RISK AND DEFAULTED SECURITIES

Although the Trust has diversified portfolios, the High Income Fund and the Income Securities Fund have 95.75% and 39.25%, respectively, of their portfolios invested in lower rated and unrated securities. Investments in higher yield securities are accompanied by a greater degree of credit risk and such lower quality securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 1995, the High Income Fund held one defaulted security issued by one company with a value aggregating $61,285 representing
 .02% of the Fund's net assets. The Income Securities Fund held three defaulted securities issued by three companies with a value aggregating $6,175,156 representing .49% of the Fund's net assets. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets.

Although each of the Funds has a diversified investment portfolio, there are certain credit risks, foreign currency exchange risk, or event risk due to the manner in which certain Funds are invested, which may subject them more significantly to economic changes occurring in certain industries or sectors, as follows:

The Global Income Fund has investments in excess of 10% of its net assets in Germany.

The High Income Fund has investments in excess of 10% of its net assets in Cable Television.

The Investment Grade Intermediate Bond Fund has investments in excess of 10% of its net assets in Financial Services.

The Templeton International Equity Fund has investments in excess of 10% of its net assets in Sweden.

The Templeton Pacific Growth Fund has investments in excess of 10% of its net assets in Australia, Hong Kong and Japan.

The Templeton Developing Markets Fund has investments in excess of 10% of its net assets in Argentina, Hong Kong and Mexico.


10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

Investments of 5% or more of an issuer's outstanding voting securities are defined in the Investment Company Act of 1940 as affiliated companies. The Funds had investments in such affiliated companies at December 31, 1995 as follows:

                                                                                             Purchase       Market     Dividend
Fund                                  Affiliate                                                Cost          Value      Income
--------------------------            --------------------------------------                 ---------     --------     -------
Real Estate Securities Fund........   Winston Hotels, Inc...............................     $5,522,838   $6,234,375   $414,057
Income Securities Fund.............   Tanger Factory Outlet Centers, Inc................      9,891,880    9,010,000    540,600
Templeton Global Growth Fund.......   Michaniki SA, pfd. ...............................      1,922,464    1,739,461         --

11. OTHER CONSIDERATIONS

As the Manager of the High Income Fund and Income Securities Fund, Advisers may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, Advisers serves on the credit committees for Grand Union Capital Corp., Bibb Co., Anacomp Inc., and Forstmann Textile, Inc. and therefore may be in possession of certain material non-public information. Advisers has not sold, nor does it intend to sell, any of the Fund's holdings in these securities while in possession of material non-public information in contravention of the Federal Securities Laws.


12. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period, by Fund, are as follows:

                            Per Share Operating Performance                                     Ratios/Supplemental Data
       ----------------------------------------------------------------------------       ------------------------------------------
                            Net         Total   Distri-   Distri-            Net             Net                Ratio of Net
       Net Asset   Net   Realized &     From    butions   butions           Asset         Assets at   Ratio of   Investment
        Value at Invest- Unrealized    Invest-  From Net   From   Total    Value at         End of    Expenses   Income to Portfolio
Period Beginning  ment  Gain (Loss)     ment   Investment Capital Distri-  End of  Total    Period    to Average  Average   Turnover
Ended  of Period Income on Securities Operations Income    Gains  butions  Period  Return+ (in 000's) Net Assets Net Assets   Rate

Adjustable U.S. Government Fund
1991    $10.01    $.36      $.49        $.85      $ --      $ --    $ --   $10.86   8.49%  $130,664     .334%5     7.19%    43.31%
1992     10.86     .36       .12         .48      (.24)       --    (.24)   11.10   4.45    256,980     .6045      5.38     53.69
1993     11.10     .43      (.04)        .39      (.45)       --    (.45)   11.04   3.55    303,384     .58        4.50    133.68
1994     11.04     .62      (.64)       (.02)     (.49)       --    (.49)   10.53   (.19)   239,695     .57        4.79     62.05
1995     10.53     .90       .06         .96      (.73)       --    (.73)   10.76   9.41    190,100     .59        6.45     19.55

Global Income Fund
1991     11.78     .42       .99        1.41      (.60)       --    (.60)   12.59  12.34     39,265     .69        7.91    130.66
1992     12.59     .26      (.30)       (.04)     (.40)     (.15)   (.55)   12.00   (.40)    75,062     .67        4.72     92.22
1993     12.00     .50      1.47        1.97      (.50)     (.16)   (.66)   13.31  16.68    206,594     .73        7.56     59.98
1994     13.31     .86     (1.52)       (.66)     (.33)     (.13)   (.46)   12.19  (4.99)   254,311     .71        7.99     79.38
1995     12.19     .29      1.47        1.76      (.49)       --    (.49)   13.46  14.68    243,194     .64        7.59    152.89

High Income Fund
1991      8.94     .78      1.80        2.58      (.90)       --    (.90)   10.62  30.15     23,675     .69       11.41     36.67
1992     10.62     .38      1.31        1.69      (.54)       --    (.54)   11.77  16.21     67,991     .68        9.76     33.36
1993     11.77     .37      1.45        1.82      (.46)       --    (.46)   13.13  15.71    196,972     .64        8.18     21.06
1994     13.13     .88     (1.18)       (.30)     (.55)     (.07)   (.62)   12.21  (2.26)   255,036     .60        9.45     22.94
1995     12.21    1.06      1.30        2.36      (.91)       --    (.91)   13.66  19.76    360,904     .56        9.63     20.65

Investment Grade Intermediate Bond Fund
1991     11.36     .43      1.31        1.74      (.49)       --    (.49)   12.61  15.75     17,247     .73        7.49     28.75
1992     12.61     .25       .47         .72      (.33)     (.02)   (.35)   12.98   5.89     49,549     .68        6.15     19.96
1993     12.98     .27       .82        1.09      (.33)     (.05)   (.38)   13.69   8.52    123,376     .66        4.74     18.84
1994     13.69     .51      (.45)        .06      (.38)     (.06)   (.44)   13.31    .47    154,899     .63        4.66     30.99
1995     13.31     .73       .58        1.31      (.57)       --    (.57)   14.05   9.99    165,903     .61        5.33     34.30

Precious Metals Fund
1991     10.52     .38       .02         .40      (.20)     (.01)   (.21)   10.71   3.86      9,049     .69        3.20       .25
1992     10.71     .10     (1.14)      (1.04)     (.31)       --    (.31)    9.36 (10.13)    13,827     .69        2.23        --
1993      9.36     .03      5.16        5.19      (.09)       --    (.09)   14.46  55.62     73,575     .68        1.58       .01
1994     14.46     .16      (.45)       (.29)     (.08)       --    (.08)   14.09  (2.01)   125,078     .68        1.63      7.66
1995     14.09     .22       .12         .34      (.20)     (.15)   (.35)   14.08   2.35    105,109     .66        1.40     15.66

Real Estate Securities Fund
1991      9.09     .34      2.67        3.01      (.45)       --    (.45)   11.65  33.47      4,810     .74        6.05      7.95
1992     11.65     .14      1.24        1.38      (.24)       --    (.24)   12.79  12.12     14,859     .69        4.50      2.76
1993     12.79     .09      2.33        2.42      (.17)       --    (.17)   15.04  19.01     92,678     .67        4.05      5.84
1994     15.04     .38       .06         .44      (.17)       --    (.17)   15.31   2.89    195,697     .62        4.00     11.73
1995     15.31     .78      1.83        2.61      (.52)       --    (.52)   17.40  17.53    213,473     .59        4.74     22.15


12. FINANCIAL HIGHLIGHTS (cont.)

                            Per Share Operating Performance                                     Ratios/Supplemental Data
       ----------------------------------------------------------------------------       ------------------------------------------
                            Net         Total   Distri-   Distri-            Net             Net                Ratio of Net
       Net Asset   Net   Realized &     From    butions   butions           Asset         Assets at   Ratio of   Investment
        Value at Invest- Unrealized    Invest-  From Net   From   Total    Value at         End of    Expenses   Income to Portfolio
Period Beginning  ment  Gain (Loss)     ment   Investment Capital Distri-  End of  Total    Period    to Average  Average   Turnover
Ended  of Period Income on Securities Operations Income    Gains  butions  Period  Return+ (in 000's) Net Assets Net Assets   Rate

U.S. Government Securities Fund
1991    $11.36$    .41     $1.35       $1.76     $(.40)     $ --   $(.40)  $12.72  15.93%  $187,987     .65%       7.76%    11.69%
1992     12.72     .52       .44         .96      (.43)     (.01)   (.44)   13.24   7.69    371,828     .59        7.07     28.64
1993     13.24     .50       .77        1.27      (.51)     (.08)   (.59)   13.92   9.71    684,303     .54        6.06    145.11
1994     13.92     .96     (1.59)       (.63)     (.67)     (.05)   (.72)   12.57  (4.55)   579,039     .53        6.87     18.25**
1995     12.57     .93      1.46        2.39      (.96)       --    (.96)   14.00  19.46    643,165     .52        6.72     18.68**

Zero Coupon Fund - 2000
1991     11.40     .57      1.67        2.24      (.38)       --    (.38)   13.26  20.19     27,699     .255       7.88     19.15
1992     13.26     .57       .58        1.15      (.53)       --    (.53)   13.88   9.04     48,217     .255       6.97      9.10
1993     13.88     .66      1.55        2.21      (.62)     (.03)   (.65)   15.44  16.15     76,916     .375       5.88      7.02
1994     15.44     .68     (1.71)      (1.03)     (.69)     (.10)   (.79)   13.62  (6.76)    94,230     .405       6.37        --
1995     13.62     .75      2.03        2.78      (.67)       --    (.67)   15.73  20.67    137,357     .405       6.14      1.63

Zero Coupon Fund - 2005
1991     11.15     .54      1.65        2.19      (.43)       --    (.43)   12.91  20.37     11,299     .255       8.00      4.54
1992     12.91     .65       .67        1.32      (.61)       --    (.61)   13.62  10.81     18,295     .255       7.46     19.48
1993     13.62     .44      2.55        2.99      (.52)     (.01)   (.53)   16.08  22.21     42,998     .375       5.67     16.59
1994     16.08     .71     (2.24)      (1.53)     (.60)     (.19)   (.79)   13.76  (9.60)    51,499     .405       6.53      2.00
1995     13.76     .78      3.53        4.31      (.69)       --    (.69)   17.38  31.76     83,222     .405       6.19      1.72

Zero Coupon Fund - 2010
1991     11.25     .56      1.58        2.14      (.55)       --    (.55)   12.84  20.09     15,610     .255       8.05     22.44
1992     12.84    1.21       .03        1.24      (.73)       --    (.73)   13.35  10.31     13,431     .255       7.64     54.50
1993     13.35     .50      2.81        3.31      (.94)     (.04)   (.98)   15.68  25.47     29,189     .255       5.89     36.63
1994     15.68     .55     (2.27)      (1.72)     (.63)     (.31)   (.94)   13.02 (10.97     45,361     .405       6.57      4.34
1995     13.02     .76      4.75        5.51      (.49)       --    (.49)   18.04  42.79     85,633     .405       6.41     31.45

Money Market Fund
1991      1.00     .05        --         .05      (.05)       --    (.05)    1.00   5.48     68,060     .67        5.43        --
1992      1.00     .03        --         .03      (.03)       --    (.03)    1.00   3.06     86,907     .69        2.99        --
1993      1.00     .03        --         .03      (.03)       --    (.03)    1.00   2.54    131,534     .66        2.53        --
1994      1.00     .04        --         .04      (.04)       --    (.04)    1.00   3.82    518,618     .465       4.05        --
1995      1.00     .06        --         .06      (.06)       --    (.06)    1.00   5.74    429,547     .405       5.58        --

Growth and Income Fund
1991      9.97     .12      2.22        2.34      (.20)       --    (.20)   12.11  23.63    117,944     .67        2.09     40.43
1992     12.11     .08       .72         .80      (.12)       --    (.12)   12.79   6.73    231,659     .62        1.44     25.22
1993     12.79     .09      1.22        1.31      (.11)       --    (.11)   13.99  10.32    371,484     .58        1.00     41.56
1994     13.99     .19      (.47)       (.28)     (.09)     (.20)   (.29)   13.42  (3.41)   517,877     .54        1.81     99.21
1995     13.42     .41      3.91        4.32      (.19)     (.41)   (.60)   17.14  32.83    889,487     .52        3.30    116.54

Income Securities Fund
1991      9.89     .77      3.06        3.83      (.90)       --    (.90)   12.82  39.93     61,266     .67        8.91     29.65
1992     12.82     .40      1.26        1.66      (.59)     (.24)   (.83)   13.65  13.20    182,993     .67        7.44     12.59
1993     13.65     .33      2.18        2.51      (.31)     (.05)   (.36)   15.80  18.59    737,942     .56        6.66     10.12
1994     15.80     .82     (1.80)       (.98)     (.44)     (.07)   (.51)   14.31  (6.27) 1,000,002     .54        7.27     13.33
1995     14.31    1.16      1.96        3.12      (.89)     (.07)   (.96)   16.47  22.40  1,266,538     .51        8.05     33.14

Templeton International Equity Fund
19921    10.00     .14     (0.38)      (0.24)       --        --      --     9.76  (2.40)    13,662    1.77*       3.91*    21.78
1993++    9.76     .18      2.60        2.78      (.04)       --    (.04)   12.50  28.56    310,146    1.12        1.58     29.50
1994     12.50     .19      (.08)        .11      (.03)     (.07)   (.10)   12.51    .87    785,124     .99        2.17     12.22
1995     12.51     .37       .94        1.31      (.22)     (.28)   (.50)   13.32  10.59    850,117     .92        2.87     16.42


12. FINANCIAL HIGHLIGHTS (cont.)

                            Per Share Operating Performance                                     Ratios/Supplemental Data
       ----------------------------------------------------------------------------       ------------------------------------------
                            Net         Total   Distri-   Distri-            Net             Net                Ratio of Net
       Net Asset   Net   Realized &     From    butions   butions           Asset         Assets at   Ratio of   Investment
        Value at Invest- Unrealized    Invest-  From Net   From   Total    Value at         End of    Expenses   Income to Portfolio
Period Beginning  ment  Gain (Loss)     ment   Investment Capital Distri-  End of  Total    Period    to Average  Average   Turnover
Ended  of Period Income on Securities Operations Income    Gains  butions  Period  Return+ (in 000's) Net Assets Net Assets   Rate

Templeton Pacific Growth Fund
19921   $10.00    $ --    $ (.12)     $ (.12)     $ --      $ --    $ --   $ 9.88  (1.20)%  $ 5,788    1.31% 5*     --%      8.41%
1993      9.88     .05      4.68        4.73        --        --      --    14.61  47.87    215,882    1.14        1.29     12.36
1994     14.61     .22     (1.50)      (1.28)     (.03)     (.06)   (.09)   13.24  (8.79)   375,832    1.07        2.04      4.29
1995     13.24     .33       .71        1.04      (.26)     (.11)   (.37)   13.91   7.97    331,936    1.01        2.08     36.06

Rising Dividends Fund
19921    10.00     .06       .92         .98        --        --      --    10.98   9.80     97,687     .67 5*     2.11*     5.22
1993     10.98     .14      (.52)       (.38)     (.03)       --    (.03)   10.57  (3.48)   299,730     .79        2.31     13.58
1994     10.57     .26      (.69)       (.43)     (.17)       --    (.17)    9.97  (4.08)   309,929     .80        2.71     24.07
1995      9.97     .27      2.66        2.93      (.24)       --    (.24)   12.66  29.74    463,253     .78        2.72     18.72

Utility Equity Fund
1991     12.26     .35      2.60        2.95      (.35)       --    (.35)   14.86  24.56    243,626     .63        5.92      2.01
1992     14.86     .35       .92        1.27      (.31)       --    (.31)   15.82   8.69    667,118     .55        5.18       .13
1993     15.82     .38      1.28        1.66      (.34)       --    (.34)   17.14  10.54  1,589,634     .51        4.47      4.80
1994     17.14     .95     (2.94)      (1.99)     (.62)     (.11)   (.73)   14.42 (11.56) 1,155,110     .52        5.58     11.74
1995     14.42     .84      3.54        4.38      (.90)       --    (.90)   17.90  31.35  1,423,446     .50        5.14     13.27

Templeton Developing Markets Equity Fund
19942    10.00     .07      (.51)       (.44)       --        --      --     9.56  (4.40)    98,189    1.53*       1.85*     1.15
1995      9.56     .09       .18         .27      (.04)     (.01)   (.05)    9.78   2.77    158,084    1.41        2.01     19.96

Templeton Global Growth Fund
19942    10.15     .07       .26         .33        --        --      --    10.48   3.25    158,856    1.14*       2.49*     7.14
1995     10.48     .16      1.17        1.33      (.06)       --    (.06)   11.75  12.72    338,755     .97        2.46     30.92

Templeton Global Asset Allocation Fund
19953    10.00     .18       .52         .70      (.18)       --    (.18)   10.52   7.01     14,729     .90*       3.84*    30.00

Small Cap Fund
19954    10.00     .03       .21         .24        --        --      --    10.24   2.30     13,301     .90*       2.70*    16.04


*Annualized.
**The portfolio turnover rate excludes mortgage dollar roll transactions.
+Total return measures the change in value of an investment  over the periods  indicated.  It assumes  reinvestment of dividends and capital gains, if any, at net asset value and is not annualized.
++Per share amounts have been calculated using the average shares outstanding during the period.
1For the period January 27, 1992 (effective date) to December 31, 1992.
2For the period March 15, 1994 (effective date) to December 31, 1994.
3For the period April 19, 1995 (effective date) to December 31, 1995.
4For the period November 1, 1995 (effective date) to December 31, 1995.
5During the periods indicated below, Advisers agreed in advance to waive a portion of its management fees and made payments of other expenses  incurred by the Funds.  Had such action not been taken,  the ratio of operating  expenses to average net assets would have been as follows:

                                   Ratio of
                                   expenses
                                  to average
                                  net assets
                                  ---------
Adjustable U.S. Government Fund
 1991...........................   0.66%
 1992...........................   0.62
Zero Coupon Fund--2000
 1991...........................   0.68
 1992...........................   0.68
 1993...........................   0.67
 1994...........................   0.66
 1995...........................   0.63





 .                                  Ratio of
                                   expenses
                                  to average
                                  net assets
                                  ----------
Zero Coupon Fund--2005
 1991...........................   0.71%
 1992...........................   0.69
 1993...........................   0.67
 1994...........................   0.68
 1995...........................   0.66
Zero Coupon Fund--2010
 1991...........................   0.70
 1992...........................   0.69
 1993...........................   0.68
 1994...........................   0.68
 1995...........................   0.66



                                   Ratio of
                                   expenses
                                  to average
                                  net assets
                                  ----------
Money Market Fund
 1994...........................   0.54%
 1995...........................   0.53
Templeton Pacific Growth Fund
 19921..........................   2.57*
Rising Dividends Fund
 19921..........................   0.76*

Report of Independent Auditors


To the Shareholders and Board of Trustees of Franklin Valuemark Funds:

We have audited the accompanying statements of assets and liabilities of the funds comprising the Franklin Valuemark Funds, including each Fund's statement of investments in securities and net assets, as of December 31, 1995, and the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the funds comprising the Franklin Valuemark Funds as of December 31, 1995, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.


                                                       COOPERS & LYBRAND L.L.P.


San Francisco, California
January 31, 1996



Franklin Valuemark Funds

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PERSUANT TO ITEM 304 (A) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

The following line graph hypothetically compares the performance of the Adjustable U.S. Government Fund to that of the Lehman Brothers Short(1-2) U.S. Government Index, Lehman Brothers Short(1-5) U.S. Government Index, and 6-Month CD, based on a $10,000 investment from 12/3/90 to 12/31/95.

Period Ending   Adj. US Gov't        LB (1-2)          LB (1-5)          6-Mo CD
12/3/90            $10,000           $10,000           $10,000            $10,000
12/31/90           $10,010           $10,110.9         $10,128            $10,060
1/31/91            $10,080           $10,203.92        $10,227.254        $10,115.33
2/28/91            $10,180           $10,271.47        $10,290.663        $10,166.918
3/31/91            $10,270           $10,342.14        $10,354.465        $10,216.736
4/30/91            $10,330           $10,431.29        $10,460.081        $10,264.755
5/31/91            $10,380           $10,490.02        $10,522.842        $10,312.999
6/30/91            $10,440           $10,537.01        $10,548.096        $10,362.501
7/31/91            $10,550           $10,618.78        $10,653.577        $10,412.241
8/31/91            $10,600           $10,751.19        $10,828.296        $10,459.097
9/30/91            $10,690           $10,848.38        $10,975.561        $10,504.071
10/31/91           $10,750           $10,954.59        $11,102.877        $10,546.087
11/30/91           $10,800           $11,063.59        $11,228.34         $10,585.107
12/31/91           $10,860           $11,207.86        $11,440.555        $10,617.921
1/31/92            $10,930           $11,208.64        $11,384.497        $10,649.775
2/29/92            $10,970           $11,241.6         $11,414.096        $10,682.789
3/31/92            $11,020           $11,253.29        $11,387.844        $10,716.974
4/30/92            $11,040           $11,349.5         $11,498.306        $10,749.125
5/31/92            $11,080           $11,444.5         $11,638.585        $10,781.373
6/30/92            $11,180           $11,542.92        $11,787.559        $10,812.639
7/31/92            $11,211           $11,662.27        $11,969.088        $10,839.67
8/31/92            $11,241           $11,745.08        $12,087.582        $10,866.769
9/30/92            $11,262           $11,841.97        $12,231.424        $10,891.763
10/31/92           $11,231           $11,787.74        $12,112.779        $10,917.903
11/30/92           $11,292           $11,776.54        $12,072.807        $10,948.473
12/31/92           $11,343           $11,877.23        $12,205.608        $10,975.844
1/31/93            $11,405           $11,982.94        $12,396.015        $11,002.187
2/28/93            $11,456           $12,059.63        $12,541.049        $11,027.492
3/31/93            $11,497           $12,094.6         $12,584.942        $11,052.855
4/30/93            $11,538           $12,161.12        $12,679.329        $11,078.276
5/31/93            $11,558           $12,139.23        $12,638.756        $11,103.756
6/30/93            $11,650           $12,214.49        $12,772.726        $11,130.405
7/31/93            $11,693           $12,243.81        $12,795.717        $11,157.118
8/31/93            $11,746           $12,325.84        $12,946.707        $11,182.78
9/30/93            $11,735           $12,365.28        $12,989.431        $11,208.5
10/31/93           $11,767           $12,392.49        $13,020.605        $11,234.28
11/30/93           $11,735           $12,407.36        $12,993.262        $11,260.119
12/31/93           $11,746           $12,453.27        $13,045.235        $11,286.017
1/31/94            $11,810           $12,525.49        $13,152.206        $11,310.846
2/28/94            $11,778           $12,474.14        $13,021.21         $11,340.254
3/31/94            $11,682           $12,442.95        $12,894.123        $11,373.141
4/30/94            $11,639           $12,411.85        $12,819.466        $11,409.535
5/31/94            $11,682           $12,434.19        $12,832.927        $11,449.468
6/30/94            $11,720           $12,469           $12,852.304        $11,491.831
7/31/94            $11,798           $12,568.76        $12,993.423        $11,534.351
8/31/94            $11,820           $12,611.49        $13,033.962        $11,577.028
9/30/94            $11,776           $12,601.4         $12,964.882        $11,623.336
10/31/94           $11,676           $12,636.68        $12,981.737        $11,677.966
11/30/94           $11,709           $12,596.25        $12,916.828        $11,731.685
12/31/94           $11,709           $12,626.48        $12,945.245        $11,790.343
1/31/95            $11,820           $12,780.52        $13,142.013        $11,846.937
2/28/95            $11,943           $12,932.61        $13,364.113        $11,902.617
3/31/95            $12,032           $13,006.33        $13,438.952        $11,958.56
4/30/95            $12,132           $13,111.68        $13,577.373        $12,013.569
5/31/95            $12,332           $13,293.93        $13,888.295        $12,066.429
6/30/95            $12,359           $13,364.39        $13,968.847        $12,118.314
7/31/95            $12,442           $13,427.2         $14,000.975        $12,170.423
8/31/95            $12,514           $13,501.05        $14,097.582        $12,222.756
9/30/95            $12,585           $13,561.8         $14,176.528        $12,275.314
10/31/95           $12,657           $13,662.16        $14,312.623        $12,333.008
11/30/95           $12,764           $13,763.26        $14,461.474        $12,384.806
12/31/95           $12,812           $13,859.6         $14,585.843        $12,435.584

GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of the Global Income Fund to that of the Salomon Brothers WGBI Hedged Index, the JP Morgan Global Bond Unhedged Index, and the Consumer Price Index (CPI), based on a $10,000 investment from 1/24/89 to 12/31/95.

Period Ending    Global Income       SB WGBI          JP Morgan        CPI
1/24/89            $10,000           $10,000           $10,000          $10,000
1/31/89            $10,020           $10,020.59        $9,927.43        $10,011.86
2/28/89            $10,080           $9,937.06         $9,911.1         $10,051.87
3/31/89            $10,150           $10,003.49        $9,827.16        $10,109.66
4/30/89            $10,220           $10,142.27        $9,989.02        $10,176.35
5/31/89            $10,290           $10,263.29        $9,881.02        $10,234.14
6/30/89            $10,330           $10,481           $10,105.71       $10,259.34
7/31/89            $10,510           $10,705.95        $10,508.11       $10,284.53
8/31/89            $10,610           $10,621.76        $10,197.19       $10,300.83
9/30/89            $10,600           $10,616.5         $10,358.48       $10,333.43
10/31/89           $10,570           $10,748.04        $10,491.69       $10,383.82
11/30/89           $10,760           $10,784.88        $10,585.08       $10,407.53
12/31/89           $10,930           $10,809.87        $10,708.65       $10,423.83
1/31/90            $10,920           $10,624.39        $10,548.89       $10,532.01
2/28/90            $10,850           $10,546.12        $10,434.97       $10,580.91
3/31/90            $10,964.82        $10,548.75        $10,370.89       $10,640.19
4/30/90            $10,944.44        $10,497.45        $10,330.31       $10,656.49
5/31/90            $11,138.06        $10,770.41        $10,660.61       $10,680.2
6/30/90            $11,453.95        $10,884.85        $10,853.51       $10,738
7/31/90            $11,729.1         $10,976.93        $11,172.35       $10,779.49
8/31/90            $11,627.19        $10,821.71        $11,085.27       $10,878.78
9/30/90            $11,617           $10,846.7         $11,188.97       $10,970.66
10/31/90           $11,688.34        $11,093.35        $11,631.1        $11,035.86
11/30/90           $11,881.96        $11,301.85        $11,835.83       $11,061.06
12/31/90           $12,004.24        $11,446.56        $11,967.51       $11,061.06
1/31/91            $12,146.9         $11,616.91        $12,239          $11,127.74
2/28/91            $12,411.85        $11,726.75        $12,250.93       $11,144.04
3/31/91            $12,146.9         $11,761.61        $11,868.2        $11,160.34
4/30/91            $12,320.14        $11,859.61        $12,011.44       $11,176.65
5/31/91            $12,462.8         $11,914.86        $12,021.75       $11,209.25
6/30/91            $12,358.75        $11,878.03        $11,861.23       $11,243.33
7/31/91            $12,604.85        $12,006.95        $12,111.99       $11,259.63
8/31/91            $12,647.65        $12,217.42        $12,363.71       $11,292.24
9/30/91            $12,982.33        $12,450.26        $12,814.53       $11,342.62
10/31/91           $13,153.71        $12,543.66        $12,941.15       $11,358.92
11/30/91           $13,132.29        $12,629.16        $13,151.9        $11,391.52
12/31/91           $13,485.78        $12,957.37        $13,816.52       $11,400.42
1/31/92            $13,460.07        $12,913.3         $13,545.9        $11,416.72
2/29/92            $13,464.36        $12,960.66        $13,506.46       $11,458.21
3/31/92            $13,475.07        $12,883.71        $13,381.75       $11,516.01
4/30/92            $13,603.6         $12,949.48        $13,493.09       $11,532.31
5/31/92            $13,871.4         $13,130.36        $13,876.3        $11,548.61
6/30/92            $13,868.35        $13,252.04        $14,254.73       $11,590.1
7/31/92            $14,013.86        $13,458.57        $14,568.81       $11,615.29
8/31/92            $13,845.95        $13,548.02        $14,956.89       $11,647.9
9/30/92            $13,196.77        $13,755.86        $14,941.61       $11,680.5
10/31/92           $13,476.59        $13,809.8         $14,568.23       $11,721.99
11/30/92           $13,252.73        $13,801.25        $14,310.41       $11,738.29
12/31/92           $13,431.81        $13,976.2         $14,446          $11,730.88
1/31/93            $13,532.57        $14,194.57        $14,690.46       $11,788.68
2/28/93            $13,734.03        $14,461.61        $14,927.28       $11,829.88
3/31/93            $14,148.18        $14,455.03        $15,156.46       $11,871.67
4/30/93            $14,573.52        $14,503.71        $15,432.44       $11,904.27
5/31/93            $14,808.57        $14,534.62        $15,530.79       $11,920.87
6/30/93            $14,777.79        $14,827.31        $15,543.21       $11,937.32
7/31/93            $14,824.89        $14,960.83        $15,549.89       $11,936.87
8/31/93            $15,154.61        $15,269.97        $16,010.16       $11,970.36
9/30/93            $15,107.5         $15,359.42        $16,179.18       $11,994.67
10/31/93           $15,460.73        $15,494.26        $16,171.54       $12,045.05
11/30/93           $15,154.6         $15,504.78        $16,053.13       $12,053.05
12/31/93           $15,672.69        $15,708.68        $16,217.38       $12,052.46
1/31/94            $15,967.07        $15,719.86        $16,370.17       $12,086.1
2/28/94            $15,602.03        $15,404.15        $16,190.64       $12,128.04
3/31/94            $15,131.04        $15,208.14        $16,116.16       $12,169.53
4/30/94            $15,119.27        $15,111.45        $16,103.74       $12,185.83
5/31/94            $15,178.15        $15,033.84        $15,971.01       $12,193.24
6/30/94            $14,440.48        $14,920.05        $16,160.08       $12,234.74
7/31/94            $14,670.46        $15,079.22        $16,311.92       $12,267.34
8/31/94            $14,791.5         $14,992.4         $16,269.9        $12,317.72
9/30/94            $14,779.38        $14,942.42        $16,351.07       $12,350.33
10/31/94           $14,864.11        $14,970.04        $16,595.53       $12,359.22
11/30/94           $14,864.11        $15,081.86        $16,386.4        $12,375.52
12/31/94           $14,755.17        $15,122.64        $16,424.6        $12,375.52
1/31/95            $14,658           $15,331.14        $16,756.91       $12,424.42
2/28/95            $14,888           $15,570.55        $17,188.53       $12,474.07
3/31/95            $15,154           $15,824.44        $18,063.24       $12,515.41
4/30/95            $15,493           $16,060.56        $18,351.62       $12,556.76
5/31/95            $15,868           $16,620.95        $18,863.46       $12,581.51
6/30/95            $15,940           $16,646.61        $18,980.91       $12,606.25
7/31/95            $16,041           $16,759.08        $19,070.67       $12,605.96
8/31/95            $15,839           $16,900.52        $18,540.7        $12,640.04
9/30/95            $16,191           $17,134.09        $18,958.95       $12,663.75
10/31/95           $16,455           $17,343.3         $19,144.2        $12,705.39
11/30/95           $16,593           $17,672.13        $19,357.08       $12,704.51
12/31/95           $16,920           $17,854           $19,597          $12,696.21


GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the Growth and Income Fund to that of the S&P 500 and the Consumer Price Index (CPI), based on a $10,000 investment from 2/1/89 to 12/31/95.

Period Ending          Growth & Income        S&P 500               CPI
2/1/89                  $10,000               $10,000               $10,000
2/28/89                 $10,060               $9,751                $10,041
3/31/89                 $10,130               $9,978.198            $10,099.24
4/30/89                 $10,190               $10,496.07            $10,164.88
5/31/89                 $10,259               $10,921.16            $10,222.82
6/30/89                 $9,970                $10,858.91            $10,247.36
7/31/89                 $10,509               $11,839.47            $10,271.95
8/31/89                 $10,998               $12,071.52            $10,288.39
9/30/89                 $10,659               $12,022.03            $10,321.31
10/31/89                $10,020               $11,743.12            $10,370.85
11/30/89                $10,090               $11,982.68            $10,395.74
12/31/89                $10,269               $12,270.26            $10,412.37
1/31/90                 $9,741                $11,446.92            $10,519.62
2/28/90                 $9,900                $11,594.59            $10,569.06
3/31/90                 $10,139               $11,901.85            $10,627.19
4/30/90                 $9,938                $11,605.49            $10,644.2
5/31/90                 $10,803               $12,737.03            $10,668.68
6/30/90                 $10,672               $12,651.69            $10,726.29
7/31/90                 $10,602               $12,611.2             $10,767.05
8/31/90                 $9,716                $11,471.15            $10,866.11
9/30/90                 $9,324                $10,912.5             $10,957.38
10/31/90                $9,224                $10,865.58            $11,023.13
11/30/90                $9,757                $11,567.5             $11,047.38
12/31/90                $10,028               $11,890.23            $11,047.38
1/31/91                 $10,662               $12,408.65            $11,113.66
2/28/91                 $11,104               $13,295.86            $11,130.33
3/31/91                 $11,125               $13,617.62            $11,147.03
4/30/91                 $11,155               $13,650.31            $11,163.75
5/31/91                 $11,577               $14,238.63            $11,197.24
6/30/91                 $10,832               $13,586.5             $11,229.71
7/31/91                 $11,221               $14,219.64            $11,246.56
8/31/91                 $11,600               $14,556.64            $11,279.17
9/30/91                 $11,518               $14,313.54            $11,328.8
10/31/91                $11,640               $14,505.35            $11,345.79
11/30/91                $11,139               $13,920.78            $11,378.7
12/31/91                $12,030               $15,513.32            $11,386.66
1/31/92                 $12,552               $15,224.77            $11,403.74
2/29/92                 $12,562               $15,421.17            $11,444.79
3/31/92                 $12,101               $15,120.46            $11,503.16
4/30/92                 $12,122               $15,563.49            $11,519.27
5/31/92                 $12,193               $15,639.75            $11,535.39
6/30/92                 $11,919               $15,406.72            $11,576.92
7/31/92                 $12,271               $16,036.85            $11,601.23
8/31/92                 $12,095               $15,708.09            $11,633.72
9/30/92                 $12,395               $15,891.88            $11,666.29
10/31/92                $12,633               $15,945.91            $11,707.12
11/30/92                $13,109               $16,488.07            $11,723.51
12/31/92                $13,233               $16,690.88            $11,715.31
1/31/93                 $13,336               $16,831.08            $11,772.71
2/28/93                 $13,254               $17,059.98            $11,813.92
3/31/93                 $13,626               $17,419.95            $11,855.26
4/30/93                 $13,450               $16,998.38            $11,888.46
5/31/93                 $13,812               $17,452.24            $11,905.1
6/30/93                 $13,649               $17,502.85            $11,921.77
7/31/93                 $13,450               $17,432.84            $11,921.77
8/31/93                 $13,951               $18,093.55            $11,955.15
9/30/93                 $13,868               $17,954.23            $11,980.26
10/31/93                $14,077               $18,325.88            $12,029.38
11/30/93                $13,962               $18,151.78            $12,037.8
12/31/93                $14,598               $18,371.42            $12,037.8
1/31/94                 $15,423               $18,996.05            $12,070.3
2/28/94                 $15,224               $18,481.25            $12,111.34
3/31/94                 $14,317               $17,675.47            $12,152.52
4/30/94                 $14,400               $17,901.72            $12,169.53
5/31/94                 $14,442               $18,195.31            $12,178.05
6/30/94                 $13,787               $17,749.52            $12,219.45
7/31/94                 $14,186               $18,331.71            $12,252.45
8/31/94                 $14,659               $19,083.31            $12,301.46
9/30/94                 $14,229               $18,617.67            $12,334.67
10/31/94                $14,428               $19,036.57            $12,343.3
11/30/94                $13,892               $18,343.64            $12,359.35
12/31/94                $14,102               $18,615.13            $12,359.35
1/31/95                 $14,218               $19,097.26            $12,408.79
2/28/95                 $14,785               $19,842.05            $12,458.42
3/31/95                 $15,206               $20,427.39            $12,499.54
4/30/95                 $15,658               $21,027.96            $12,540.78
5/31/95                 $16,141               $21,869.07            $12,565.87
6/30/95                 $16,240               $22,376.44            $12,591
7/31/95                 $16,514               $23,119.33            $12,591
8/31/95                 $16,710               $23,177.13            $12,623.73
9/30/95                 $17,432               $24,155.21            $12,648.98
10/31/95                $17,301               $24,068.25            $12,690.72
11/30/95                $17,978               $25,124.84            $12,681.84
12/31/95                $18,732               $25,609.75            $12,672.96


GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of the High Income Fund to that of the Salomon Brothers Combined Corporate Index, the CS First Boston High Yield Index, and the Consumer Price Index (CPI), based on a $10,000 investment from 2/1/89 to 12/31/95.

Period Ending     High Income     SB Combined         CS 1st Boston           CPI
2/1/89             $10,000         $10,000             $10,000                 $10,000
2/28/89            $10,060         $9,947              $10,046                 $10,041
3/31/89            $10,130         $9,990.38314        $9,973.6688             $10,099.2378
4/30/89            $10,200         $10,158.257         $9,949.731995           $10,164.8828
5/31/89            $10,269         $10,439.3044        $10,186.53562           $10,222.8227
6/30/89            $10,279         $10,733.5552        $10,333.22173           $10,247.3575
7/31/89            $10,309         $10,912.8056        $10,355.95482           $10,271.9511
8/31/89            $10,349         $10,774.213         $10,354.91922           $10,288.3862
9/30/89            $10,279         $10,792.6038        $10,119.86256           $10,321.3091
10/31/89           $10,050         $10,968.4959        $9,866.865991           $10,370.8514
11/30/89           $10,030         $11,045.3602        $9,886.599723           $10,395.7414
12/31/89           $10,110         $11,055.7346        $9,842.110025           $10,412.3746
1/31/90            $9,900          $10,909.5508        $9,495.667752           $10,519.622
2/28/90            $9,751          $10,904.8352        $9,319.997898           $10,569.0643
3/31/90            $9,904          $10,939.7307        $9,588.413838           $10,627.1941
4/30/90            $9,811          $10,844.0039        $9,628.685176           $10,644.1976
5/31/90            $9,873          $11,166.0797        $9,828.961828           $10,668.6793
6/30/90            $10,131         $11,360.8342        $10,138.57413           $10,726.2901
7/31/90            $10,359         $11,511.7335        $10,466.05007           $10,767.0501
8/31/90            $9,873          $11,291.0432        $9,982.518556           $10,866.1069
9/30/90            $9,233          $11,260.8633        $9,220.85239            $10,957.3822
10/31/90           $8,861          $11,257.5624        $8,989.408995           $11,023.1265
11/30/90           $9,057          $11,480.4622        $9,170.096116           $11,047.3774
12/31/90           $9,233          $11,646.4425        $9,214.112577           $11,047.3774
1/31/91            $9,326          $11,817.6097        $9,466.579262           $11,113.6616
2/28/91            $9,915          $12,108.0752        $10,283.54505           $11,130.3321
3/31/91            $10,266         $12,347.8151        $10,921.12485           $11,147.0276
4/30/91            $10,545         $12,580.2945        $11,374.35153           $11,163.7482
5/31/91            $10,638         $12,672.2488        $11,431.22328           $11,197.2394
6/30/91            $10,885         $12,723.1774        $11,730.72133           $11,229.7114
7/31/91            $11,145         $12,926.8916        $12,127.21972           $11,246.556
8/31/91            $11,349         $13,206.0555        $12,347.93511           $11,279.171
9/30/91            $11,496         $13,460.2266        $12,628.23324           $11,328.7993
10/31/91           $11,779         $13,625.7444        $13,046.22776           $11,345.7925
11/30/91           $11,915         $13,767.6842        $13,150.59758           $11,378.6953
12/31/91           $11,983         $14,162.852         $13,246.59695           $11,386.6604
1/31/92            $12,368         $14,100.1344        $13,785.73344           $11,403.7404
2/29/92            $12,582         $14,262.3513        $14,120.72676           $11,444.7939
3/31/92            $12,752         $14,236.887         $14,331.12559           $11,503.1623
4/30/92            $12,831         $14,331.6707        $14,342.59049           $11,519.2668
5/31/92            $13,012         $14,618.3795        $14,537.64972           $11,535.3937
6/30/92            $13,135         $14,851.3305        $14,681.57246           $11,576.9212
7/31/92            $13,384         $15,195.5698        $14,907.66867           $11,601.2327
8/31/92            $13,609         $15,352.1279        $15,113.3945            $11,633.7161
9/30/92            $13,716         $15,524.2475        $15,211.63156           $11,666.2905
10/31/92           $13,550         $15,284.6947        $15,053.4306            $11,707.1226
11/30/92           $13,811         $15,322.8911        $15,279.23206           $11,723.5125
12/31/92           $13,965         $15,574.1865        $15,451.88738           $11,715.3061
1/31/93            $14,226         $15,949.525         $15,873.7239            $11,772.7111
2/28/93            $14,452         $16,289.4986        $16,188.02364           $11,813.9156
3/31/93            $14,665         $16,383.3332        $16,529.59093           $11,855.2643
4/30/93            $14,725         $16,507.8173        $16,623.8096            $11,888.459
5/31/93            $14,867         $16,545.0682        $16,866.51722           $11,905.1029
6/30/93            $15,175         $16,928.9138        $17,171.80119           $11,921.77
7/31/93            $15,286         $17,054.1877        $17,350.38792           $11,921.77
8/31/93            $15,372         $17,419.1474        $17,497.86621           $11,955.151
9/30/93            $15,372         $17,487.082         $17,597.60405           $11,980.2568
10/31/93           $15,889         $17,593.7532        $17,919.64021           $12,029.3758
11/30/93           $15,988         $17,440.6876        $18,145.42767           $12,037.7964
12/31/93           $16,160         $17,559.2842        $18,374.06006           $12,037.7964
1/31/94            $16,504         $17,882.3751        $18,701.11833           $12,070.2984
2/28/94            $16,381         $17,555.1276        $18,729.17001           $12,111.3375
3/31/94            $15,606         $17,023.2072        $18,178.53241           $12,152.516
4/30/94            $15,384         $16,871.7007        $17,934.94008           $12,169.5295
5/31/94            $15,434         $16,843.0188        $18,037.16923           $12,178.0482
6/30/94            $15,588         $16,817.7543        $17,916.3202            $12,219.4536
7/31/94            $15,562         $17,152.4276        $18,000.52691           $12,252.4461
8/31/94            $15,678         $17,195.3087        $18,130.1307            $12,301.4559
9/30/94            $15,730         $16,947.6962        $18,202.65122           $12,334.6698
10/31/94           $15,756         $16,920.5799        $18,215.39308           $12,343.3041
11/30/94           $15,652         $16,852.8976        $18,004.09452           $12,359.3504
12/31/94           $15,821         $17,006.259         $18,194.93792           $12,359.3504
1/31/95            $16,080         $17,344.6835        $18,385.98477           $12,408.7878
2/28/95            $16,702         $17,826.8657        $18,838.27999           $12,458.4229
3/31/95            $16,870         $17,976.6114        $19,051.15256           $12,499.5357
4/30/95            $17,363         $18,289.4044        $19,474.08814           $12,540.7842
5/31/95            $17,842         $19,095.9672        $20,023.25743           $12,565.8657
6/30/95            $17,935         $19,243.0061        $20,155.41093           $12,590.9975
7/31/95            $18,185         $19,221.8388        $20,467.8198            $12,590.9975
8/31/95            $18,240         $19,479.4114        $20,525.12969           $12,623.7341
9/30/95            $18,434         $19,697.5808        $20,761.16868           $12,648.9815
10/31/95           $18,684         $19,945.7704        $20,991.61766           $12,690.7232
11/30/95           $18,628         $20,296.8159        $21,090.27826           $12,681.8397
12/31/95           $18,947         $20,615.4759        $21,358.12479           $12,672.9624


GRAPHIC MATERIAL (5)

The following line graph hypothetically compares the performance of the Income Securities Fund to that of the Lehman Brothers Government/Corporate Bond Index, the S&P 500, and the Lipper Income Average, based on a $10,000 investment from 2/1/89 to 12/31/95.

Period Ending     Income Sec     LB Gov't            S&P 500             Lipper Income
2/01/89            $10,000        $10,000             $10,000              $10,000
3/31/89            $10,130        $9,976.5972         $9,978.1983          $10,238.67
6/30/89            $10,259        $10,778.716         $10,858.99933        $10,869.37207
9/30/89            $10,439        $10,880.036         $12,021.94255        $11,203.06179
12/31/89           $10,878        $11,272.805         $12,270.02443        $11,382.31078
3/31/90            $10,672        $11,144.295         $11,900.91269        $10,980.51521
6/30/90            $11,008        $11,545.489         $12,649.53649        $11,229.77291
9/30/90            $10,081        $11,614.762         $10,911.08318        $10,363.95742
12/31/90           $10,071        $12,207.115         $11,889.13486        $10,469.66978
3/31/91            $11,731        $12,535.487         $13,616.12622        $11,260.12985
6/30/91            $12,427        $12,724.773         $13,584.88969        $11,389.62134
9/30/91            $13,422        $13,456.447         $14,311.34838        $12,180.06107
12/31/91           $13,971        $14,173.676         $15,511.31266        $12,854.83645
3/31/92            $14,906        $13,961.07          $15,119.55593        $12,854.83645
6/30/92            $15,484        $14,527.89          $15,406.85656        $13,226.34122
9/30/92            $15,823        $15,236.851         $15,892.53247        $13,728.94219
12/31/92           $15,952        $15,247.517         $16,692.70509        $14,017.24997
3/31/93            $16,945        $15,958.051         $17,421.68262        $14,796.60907
6/30/93            $17,636        $16,438.388         $17,506.51283        $15,123.61413
9/30/93            $18,330        $16,984.143         $17,958.85702        $15,613.61923
12/31/93           $18,917        $16,934.889         $18,375.238          $15,794.73721
3/31/94            $18,114        $16,401.44          $17,678.41816        $15,312.99773
6/30/94            $17,780        $16,198.062         $17,752.82365        $15,270.12134
9/30/94            $18,139        $16,279.052         $18,620.90547        $15,592.3209
12/31/94           $17,694        $16,339.285         $18,617.18128        $15,366.23224
3/31/95            $18,423        $17,152.981         $20,430.49474        $16,251.32722
6/30/95            $19,829        $18,264.494         $22,381.60699        $17,226.40685
9/30/95            $20,763        $18,613.346         $24,160.94475        $18,037.77062
12/31/95           $21,657        $19,486             $25,610              $18,847.66652


GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the Investment Grade Intermediate Bond Fund to that of the Lehman Brothers Government/Corporate Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 2/1/89 to 12/31/95.

Period Ending       Inv. Grade Int. Bond        LB Gov't/Corp         CPI
2/1/89                $10,000                     $10,000             $10,000
2/28/89               $10,060                     $9,924              $10,041
3/31/89               $10,130                     $9,976.5972         $10,099.238
4/30/89               $10,200                     $10,188.101         $10,164.883
5/31/89               $10,269                     $10,438.728         $10,222.823
6/30/89               $10,369                     $10,779.031         $10,247.357
7/31/89               $10,499                     $11,003.235         $10,271.951
8/31/89               $10,399                     $10,832.685         $10,288.386
9/30/89               $10,439                     $10,880.348         $10,321.309
10/31/89              $10,589                     $11,155.621         $10,370.851
11/30/89              $10,689                     $11,256.022         $10,395.741
12/31/89              $10,729                     $11,272.906         $10,412.375
1/31/90               $10,649                     $11,118.467         $10,519.622
2/28/90               $10,719                     $11,142.928         $10,569.064
3/31/90               $10,736                     $11,144.042         $10,627.194
4/30/90               $10,695                     $11,041.517         $10,644.198
5/31/90               $10,899                     $11,361.721         $10,668.679
6/30/90               $11,000                     $11,545.781         $10,726.29
7/31/90               $11,122                     $11,688.948         $10,767.05
8/31/90               $11,092                     $11,519.459         $10,866.107
9/30/90               $11,173                     $11,615.07          $10,957.382
10/31/90              $11,274                     $11,769.55          $11,023.127
11/30/90              $11,447                     $12,026.127         $11,047.377
12/31/90              $11,538                     $12,207.721         $11,047.377
1/31/91               $11,681                     $12,344.448         $11,113.662
2/28/91               $11,782                     $12,450.61          $11,130.332
3/31/91               $11,874                     $12,536.519         $11,147.028
4/30/91               $12,016                     $12,680.689         $11,163.748
5/31/91               $12,097                     $12,740.288         $11,197.239
6/30/91               $12,116                     $12,726.274         $11,229.711
7/31/91               $12,222                     $12,886.625         $11,246.556
8/31/91               $12,424                     $13,183.017         $11,279.171
9/30/91               $12,678                     $13,458.543         $11,328.799
10/31/91              $12,784                     $13,578.324         $11,345.793
11/30/91              $12,890                     $13,714.107         $11,378.695
12/31/91              $13,281                     $14,176.272         $11,386.66
1/31/92               $13,165                     $13,966.463         $11,403.74
2/29/92               $13,154                     $14,040.486         $11,444.794
3/31/92               $13,091                     $13,963.263         $11,503.162
4/30/92               $13,176                     $14,047.043         $11,519.267
5/31/92               $13,387                     $14,319.555         $11,535.394
6/30/92               $13,575                     $14,530.053         $11,576.921
7/31/92               $13,902                     $14,902.022         $11,601.233
8/31/92               $14,043                     $15,034.65          $11,633.716
9/30/92               $14,250                     $15,239.121         $11,666.291
10/31/92              $14,109                     $15,005.963         $11,707.123
11/30/92              $14,022                     $14,992.457         $11,723.513
12/31/92              $14,141                     $15,250.328         $11,715.306
1/31/93               $14,348                     $15,582.785         $11,772.711
2/28/93               $14,686                     $15,906.907         $11,813.916
3/31/93               $14,730                     $15,960.99          $11,855.264
4/30/93               $14,839                     $16,083.89          $11,888.459
5/31/93               $14,806                     $16,075.848         $11,905.103
6/30/93               $14,999                     $16,440.77          $11,921.77
7/31/93               $15,055                     $16,545.99          $11,921.77
8/31/93               $15,268                     $16,926.548         $11,955.151
9/30/93               $15,335                     $16,985.791         $11,980.257
10/31/93              $15,369                     $17,055.433         $12,029.376
11/30/93              $15,291                     $16,862.706         $12,037.796
12/31/93              $15,347                     $16,936.902         $12,037.796
1/31/94               $15,481                     $17,190.956         $12,070.298
2/28/94               $15,324                     $16,816.193         $12,111.337
3/31/94               $15,190                     $16,404.196         $12,152.516
4/30/94               $15,156                     $16,268.042         $12,169.53
5/31/94               $15,178                     $16,238.759         $12,178.048
6/30/94               $15,159                     $16,201.41          $12,,219.454
7/31/94               $15,298                     $16,525.438         $12,252.446
8/31/94               $15,332                     $16,532.048         $12,301.456
9/30/94               $15,309                     $16,282.414         $12,334.67
10/31/94              $15,332                     $16,264.504         $12,343.304
11/30/94              $15,321                     $16,235.228         $12,359.35
12/31/94              $15,367                     $16,342.38          $12,359.35
1/31/95               $15,529                     $16,656.154         $12,,408.788
2/28/95               $15,702                     $17,042.577         $12,458.423
3/31/95               $15,760                     $17,156.762         $12,499.536
4/30/95               $15,887                     $17,395.241         $12,540.784
5/31/95               $16,152                     $18,124.101         $12,565.866
6/30/95               $16,264                     $18,269.094         $12,590.997
7/31/95               $16,300                     $18,197.845         $12,590.997
8/31/95               $16,421                     $18,430.777         $12,623.734
9/30/95               $16,505                     $18,618.771         $12,,648.982
10/31/95              $16,637                     $18,892.467         $12,690.723
11/30/95              $16,793                     $19,204.193         $12,681.84
12/31/95              $16,902                     $19,486.494         $12,672.962


GRAPHIC MATERIAL (7)

The following line graph hypothetically compares the performance of the Precious Metals Fund to that of the S&P 500 Index, based on a $10,000 investment from 2/1/89 to 12/31/95.

Period Ending               Precious Metals Fund           S&P 500
02/01/89                       $10,000                      $10,000
02/28/89                       $10,060                      $9,751
03/31/89                       $10,130                      $9,978.1983
04/30/89                       $10,200                      $10,496.067
05/31/89                       $10,070                      $10,921.157
06/30/89                       $10,339                      $10,858.907
07/31/89                       $10,479                      $11,839.466
08/31/89                       $10,729                      $12,071.52
09/30/89                       $11,088                      $12,022.026
10/31/89                       $11,158                      $11,743.115
11/30/89                       $12,206                      $11,982.675
12/31/89                       $12,405                      $12,270.259
01/31/90                       $12,894                      $11,446.925
02/28/90                       $12,156                      $11,594.59
03/31/90                       $12,014                      $11,901.847
04/30/90                       $11,236                      $11,605.491
05/31/90                       $11,923                      $12,737.026
06/30/90                       $11,357                      $12,651.688
07/31/90                       $12,014                      $12,611.203
08/31/90                       $11,670                      $11,471.15
09/30/90                       $11,478                      $10,912.505
10/31/90                       $10,428                      $10,865.581
11/30/90                       $10,165                      $11,567.498
12/31/90                       $10,630                      $11,890.231
01/31/91                       $9,811                       $12,408.645
02/28/91                       $10,680                      $13,295.863
03/31/91                       $10,589                      $13,617.623
04/30/91                       $10,539                      $13,650.305
05/31/91                       $10,832                      $14,238.633
06/30/91                       $11,235                      $13,586.504
07/31/91                       $11,359                      $14,219.635
08/31/91                       $10,792                      $14,556.64
09/30/91                       $10,813                      $14,313.545
10/31/91                       $11,204                      $14,505.346
11/30/91                       $11,338                      $13,920.781
12/31/91                       $10,596                      $15,513.318
01/31/92                       $11,318                      $15,224.77
02/29/92                       $11,142                      $15,421.17
03/31/92                       $10,730                      $15,120.457
04/30/92                       $10,586                      $15,563.486
05/31/92                       $11,101                      $15,639.747
06/30/92                       $11,384                      $15,406.715
07/31/92                       $11,469                      $16,036.85
08/31/92                       $11,098                      $15,708.094
09/30/92                       $10,960                      $15,891.879
10/31/92                       $10,292                      $15,945.912
11/30/92                       $9,593                       $16,488.073
12/31/92                       $9,921                       $16,690.876
01/31/93                       $9,847                       $16,831.079
02/28/93                       $10,335                      $17,059.982
03/31/93                       $11,320                      $17,419.947
04/30/93                       $12,083                      $16,998.385
05/31/93                       $13,631                      $17,452.242
06/30/93                       $13,710                      $17,502.853
07/31/93                       $14,927                      $17,432.842
08/31/93                       $13,795                      $18,093.546
09/30/93                       $12,664                      $17,954.226
10/31/93                       $13,859                      $18,325.879
11/30/93                       $13,742                      $18,151.783
12/31/93                       $15,440                      $18,371.419
01/31/94                       $15,546                      $18,996.048
02/28/94                       $14,895                      $18,481.255
03/31/94                       $15,066                      $17,675.472
04/30/94                       $14,361                      $17,901.718
05/31/94                       $14,831                      $18,195.306
06/30/94                       $14,530                      $17,749.521
07/31/94                       $14,809                      $18,331.705
08/31/94                       $15,464                      $19,083.305
09/30/94                       $16,475                      $18,617.673
10/31/94                       $15,884                      $19,036.57
11/30/94                       $14,615                      $18,343.639
12/31/94                       $15,142                      $18,615.125
01/31/95                       $13,358                      $19,097.257
02/28/95                       $13,960                      $19,842.05
03/31/95                       $15,260                      $20,427.39
04/30/95                       $15,411                      $21,027.956
05/31/95                       $15,303                      $21,869.074
06/30/95                       $15,289                      $22,376.436
07/31/95                       $15,784                      $23,119.334
08/31/95                       $15,685                      $23,177.132
09/30/95                       $15,751                      $24,155.207
10/31/95                       $13,990                      $24,068.249
11/30/95                       $15211                       $25124.845
12/31/95                       $15498                       $25609.754


GRAPHIC MATERIAL (8)

The following line graph hypothetically compares the performance of the Real Estate Securities Fund to that of the S&P 500 Index, the NAREIT Equity Index, and the Wilshire Real Estate Securities Index, based on a $10,000 investment from 2/1/89 to 12/31/95.

Period Ending    Real Est Sec       S&P 500         NAREIT Equity      Wilshire
2/01/89             $10,000          $10,000          $10,000          $10,000
3/31/89             $10,130          $9,978.198       $10,015.86       $10,096.182
6/30/89             $10,519          $10,859.27       $10,596.54       $10,573.73141
9/30/89             $10,729          $12,022.3        $10,985.8        $10,768.28807
12/31/89            $10,459          $12,269.96       $10,647.45       $10,073.73349
3/31/90             $10,229          $11,900.63       $10,235.2        $9,573.068932
6/30/90             $10,239          $12,649.18       $10,223.17       $9,363.418722
9/30/90             $8,790           $10,911.19       $8,735.709       $7,030.991119
12/31/90            $9,206           $11,888.83       $9,012.941       $6,702.643833
3/31/91             $11,059          $13,616.28       $11,062.39       $8,480.855242
6/30/91             $11,074          $13,584.96       $11,148.53       $8,121.26698
9/30/91             $11,390          $14,311.75       $11,604.82       $7,897.932138
12/31/91            $11,886          $15,511.08       $12,230.18       $8,044.833676
3/31/92             $12,371          $15,118.65       $12,311.17       $8,221.015533
6/30/92             $12,365          $15,405.9        $12,635.35       $7,872.444475
9/30/92             $12,904          $15,891.19       $13,498.09       $8,077.915276
12/31/92            $13,776          $16,690.52       $14,014.53       $8,639.330387
3/31/93             $15,823          $17,419.89       $17,047.35       $1,0336.95881
6/30/93             $15,588          $17,505.25       $16,559.45       $9,849.054353
9/30/93             $17,158          $17,956.88       $18,107.98       $10,722.66547
12/31/93            $16,395          $18,373.48       $16,770.85       $9,954.922626
3/31/94             $16,766          $17,677.13       $17,341.62       $10,178.90838
6/30/94             $16,976          $17,751.37       $17,665.39       $10,300.03739
9/30/94             $16,611          $18,619.41       $17,303.62       $10,144.50683
12/31/94            $16,909          $18,615.69       $17,305.35       $10,119.14556
3/31/95             $16,699          $20,428.86       $17,277.66       $10,157.59832
6/30/95             $17,623          $22,379.82       $18,293.59       $10,599.45384
9/30/95             $18,902          $24,159.01       $19,153.39       $11,101.86795
12/31/95            $19,873          $25,610          $19,946.34       $11,500.42501


GRAPHIC MATERIAL (9)

The following line graph hypothetically compares the performance of the Rising Dividends Fund to that of the Wilshire MidCap Growth Index, based on a $10,000 investment from 2/1/92 to 12/31/95.

Period Ending        Rising Dividends Fund           Wishire MidCap Growth Index
2/1/92                 $10,000                          $10,000
2/29/92                $10,000                          $10,169
3/31/92                $9,930                           $9,763.2569
4/30/92                $9,980                           $9,530.8914
5/31/92                $10,130                          $9,411.7552
6/30/92                $9,990                           $8,984.4616
7/31/92                $10,350                          $9,476.81
8/31/92                $10,240                          $9,278.7447
9/30/92                $10,410                          $9,441.1228
10/31/92               $10,540                          $9,826.3206
11/30/92               $10,860                          $10,579.017
12/31/92               $10,980                          $10,902.735
1/31/93                $10,860                          $11,149.136
2/28/93                $10,670                          $10,773.411
3/31/93                $10,760                          $11,104.154
4/30/93                $10,390                          $10,640.001
5/31/93                $10,530                          $11,246.481
6/30/93                $10,418                          $11,320.707
7/31/93                $10,418                          $11,219.953
8/31/93                $10,588                          $11,788.805
9/30/93                $10,588                          $12,084.704
10/31/93               $10,749                          $12,148.753
11/30/93               $10,478                          $11,959.232
12/31/93               $10,598                          $12,620.578
1/31/94                $10,739                          $13,066.084
2/28/94                $10,378                          $13,135.334
3/31/94                $9,916                           $12,353.782
4/30/94                $9,936                           $12,403.197
5/31/94                $10,077                          $12,213.428
6/30/94                $10,054                          $11,597.871
7/31/94                $10,156                          $11,880.859
8/31/94                $10,584                          $12,897.861
9/30/94                $10,340                          $12,795.968
10/31/94               $10,309                          $13,108.189
11/30/94               $10,064                          $12,527.497
12/31/94               $10,166                          $12,735.453
1/31/95                $10,442                          $12,738
2/28/95                $10,748                          $13,502.28
3/31/95                $10,982                          $14,000.514
4/30/95                $11,064                          $14,209.122
5/31/95                $11,441                          $14,442.152
6/30/95                $11,565                          $15,350.563
7/31/95                $11,815                          $16,640.01
8/31/95                $12,013                          $16,894.602
9/30/95                $12,409                          $17,365.962
10/31/95               $12,304                          $16,754.68
11/30/95               $12,940                          $17,634.301
12/31/95               $13,190                          $17,697.784


GRAPHIC MATERIAL (10)

The following line graph hypothetically compares the performance of the Templeton Developing Markets Equity Fund to that of the MSCI World Index and the IFC Investable Composite Index, based on a $10,000 investment from 3/15/94 to 12/31/95.

Period Ending         T. Dev. Markets       MSCI World             IFC Inv. Comp
3/15/94                 $10,000               $10,000               $10,000
3/31/94                 $10,000               $9,773.81             $9,451.54
4/30/94                 $10,060               $10,077.51            $9,271.69
5/31/94                 $10,040               $10,105.12            $9,490.6
6/30/94                 $9,990                $10,078.9             $9,153.71
7/31/94                 $10,250               $10,272.16            $9,810.71
8/31/94                 $10,530               $10,583.46            $11,072.81
9/30/94                 $10,520               $10,307.36            $11,346.51
10/31/94                $10,410               $10,602.1             $10,971.87
11/30/94                $10,000               $10,144.47            $10,550.56
12/31/94                $9,560                $10,244.55            $9,437.91
1/31/95                 $8,910                $10,092.7             $8,173.72
2/28/95                 $8,780                $10,241.79            $8,067.8
3/31/95                 $9,150                $10,737.38            $8,052.07
4/30/95                 $9,540                $11,113.57            $8,387.91
5/31/95                 $9,800                $11,210.83            $8,700.94
6/30/95                 $9,855                $11,209.51            $8,754.42
7/31/95                 $10,438               $11,772.75            $9,026.03
8/31/95                 $10,167               $11,512.52            $8,786.41
9/30/95                 $10,097               $11,850.05            $8,722.44
10/31/95                $9,735                $11,665.76            $8,390.79
11/30/95                $9,665                $12,073               $8,348.85
12/31/95                $9,826                $12,428.47            $8,639.33


GRAPHIC MATERIAL (11)

The following line graph hypothetically compares the performance of the Templeton Global Asset Allocation Portfolio to that of the MSCI World Index and the JP Morgan Global Bond Unhedged Index, based on a $10,000 investment from 5/1/95 to 12/31/95.

Period Ending        T. Glo. Asset All.        MSCI World          JP Morgan
5/01/95                 $10,000                 $10,000              $10,000
5/31/95                 $10,070                 $10,214.27           $10,338.62
6/30/95                 $10,130                 $10,213.07           $10,402.99
7/31/95                 $10,340                 $10,726.23           $10,452.19
8/31/95                 $10,290                 $10,489.15           $10,161.73
9/30/95                 $10,390                 $10,796.67           $10,390.96
10/31/95                $10,320                 $10,628.76           $10,492.49
11/30/95                $10,430                 $10,999.8            $10,609.16
12/31/95                $10,701                 $11,323.67           $10,740.5

GRAPHIC MATERIAL (12)

The following line graph hypothetically compares the performance of the Templeton Global Growth Fund to that of the MSCI World Index, based on a $10,000 investment from 3/15/94 to 12/31/95.

Period Ending               T. Glo. Growth Fund            MSCI World
3/15/94                        $10,000                      $10,000
3/31/94                        $10,029.5                    $9,773.78
4/30/94                        $10,078.71                   $10,077.49
5/31/94                        $10,118.08                   $10,105.1
6/30/94                        $10,019.66                   $10,078.87
7/31/94                        $10,295.25                   $10,272.13
8/31/94                        $10,551.15                   $10,583.43
9/30/94                        $10,482                      $10,307.34
10/31/94                       $10,492                      $10,602.07
11/30/94                       $10,285                      $10,144.44
12/31/94                       $10,315                      $10,244.52
1/31/95                        $10,226                      $10,092.67
2/28/95                        $10,335                      $10,241.76
3/31/95                        $10,335                      $10,737.35
4/30/95                        $10,630                      $11,113.54
5/31/95                        $10,896                      $11,210.8
6/30/95                        $11,053                      $11,209.48
7/31/95                        $11,498                      $11,772.71
8/31/95                        $11,399                      $11,512.49
9/30/95                        $11,617                      $11,850.02
10/31/95                       $11,231                      $11,665.73
11/30/95                       $11,310                      $12,072.97
12/31/95                       $11,627                      $12,428.44


GRAPHIC MATERIAL (13)

The following line graph hypothetically compares the performance of the Templeton International Equity Fund to that of the MSCI EAFE Index, based on a $10,000 investment from 1/27/92 to 12/31/95.

Period Ending                T. Int'l Equity               MSCI EAFE Index
1/27/92                        $10,000                      $10,000
1/31/92                        $10,000                      $10,182.92
2/29/92                        $10,000                      $9,821.34
3/31/92                        $10,000                      $9,175.7
4/30/92                        $10,010                      $9,221.26
5/31/92                        $10,270                      $9,841.46
6/30/92                        $10,040                      $9,378.09
7/31/92                        $9,760                       $9,140.78
8/31/92                        $9,860                       $9,717.18
9/30/92                        $9,740                       $9,528.4
10/31/92                       $9,570                       $9,031.89
11/30/92                       $9,670                       $9,119.48
12/31/92                       $9,760                       $9,169.19
1/31/93                        $9,630                       $9,170.96
2/28/93                        $9,770                       $9,450.88
3/31/93                        $9,930                       $10,277.02
4/30/93                        $10,200                      $11,255.25
5/31/93                        $10,410                      $11,496.1
6/30/93                        $10,219                      $11,319.16
7/31/93                        $10,419                      $11,718.02
8/31/93                        $11,132                      $12,353.01
9/30/93                        $11,042                      $12,077.83
10/31/93                       $11,694                      $12,453.03
11/30/93                       $11,403                      $11,367.09
12/31/93                       $12,548                      $12,190.27
1/31/94                        $13,461                      $13,223.54
2/28/94                        $13,230                      $13,189.81
3/31/94                        $12,748                      $12,624.05
4/30/94                        $12,869                      $13,162.58
5/31/94                        $12,939                      $13,089.79
6/30/94                        $12,602                      $13,277.98
7/31/94                        $13,118                      $13,408.77
8/31/94                        $13,512                      $13,728.93
9/30/94                        $13,249                      $13,299.29
10/31/94                       $13,461                      $13,745.5
11/30/94                       $12,885                      $13,088.02
12/31/94                       $12,652                      $13,172.64
1/31/95                        $12,389                      $12,670.21
2/28/95                        $12,571                      $12,637.07
3/31/95                        $12,531                      $13,428.89
4/30/95                        $13,087                      $13,937.24
5/31/95                        $13,330                      $13,774.67
6/30/95                        $13,625                      $13,536.59
7/31/95                        $14,203                      $14,383.44
8/31/95                        $13,898                      $13,837.81
9/30/95                        $14,203                      $14,111.81
10/31/95                       $13,793                      $13,736.03
11/30/95                       $13,825                      $14,121.87
12/31/95                       $13,993                      $14,694.73


GRAPHIC MATERIAL (14)

The following line graph hypothetically compares the performance of the Templeton Pacific Growth Fund to that of the MSCI Pacific Index, based on a $10,000 investment from 1/27/92 to 12/31/95.

Period Ending                 T. Pacific Growth            MSCI Pacific Index
1/27/92                        $10,000                      $10,000
1/31/92                        $10,000                      $9,948.5
2/29/92                        $10,000                      $9,253.22
3/31/92                        $10,000                      $8,374.99
4/30/92                        $10,010                      $7,992.83
5/31/92                        $10,210                      $8,618.09
6/30/92                        $10,450                      $7,942.16
7/31/92                        $9,900                       $7,833.7
8/31/92                        $9,570                       $8,908.46
9/30/92                        $9,789.99                    $8,706.15
10/31/92                       $10,229.99                   $8,400.83
11/30/92                       $10,109.98                   $8,560.97
12/31/92                       $9,879.99                    $8,464.75
1/31/93                        $9,979.99                    $8,450.47
2/28/93                        $10,330                      $8,862.22
3/31/93                        $10,270                      $9,934.59
4/30/93                        $10,919.99                   $11,519.35
5/31/93                        $11,289.99                   $11,856.3
6/30/93                        $11,099.99                   $11,663.85
7/31/93                        $11,229.99                   $12,355.42
8/31/93                        $11,769.98                   $12,722.63
9/30/93                        $11,840                      $12,248.66
10/31/93                       $13,110                      $12,522.36
11/30/93                       $12,969.99                   $10,757.4
12/31/93                       $14,609.99                   $11,509.15
1/31/94                        $14,719.99                   $12,843.33
2/28/94                        $14,299.99                   $13,176.53
3/31/94                        $13,329.99                   $12,450.96
4/30/94                        $13,519.99                   $12,991.23
5/31/94                        $14,079.99                   $13,302.17
6/30/94                        $13,704.13                   $13,739.24
7/31/94                        $13,955.67                   $13,446.46
8/31/94                        $14,549.31                   $13,682.11
9/30/94                        $14,005.97                   $13,341.78
10/31/94                       $14,097                      $13,681.12
11/30/94                       $13,191                      $12,919.83
12/31/94                       $13,322                      $13,008.7
1/31/95                        $12,356                      $12,189.21
2/28/95                        $12,869                      $11,889.28
3/31/95                        $13,191                      $12,804.44
4/30/95                        $13,372                      $13,351.3
5/31/95                        $13,895                      $12,819.57
6/30/95                        $13,640                      $12,278.56
7/31/95                        $14,167                      $13,166.09
8/31/95                        $14,002                      $12,672.31
9/30/95                        $14,261                      $12,791.65
10/31/95                       $13,692                      $12,171.82
11/30/95                       $13,764                      $12,772.27
12/31/95                       $14,384                      $13,397.92


GRAPHIC MATERIAL (15)

The following line graph hypothetically compares the performance of the U.S. Government Securities Fund to that of the Lehman Brothers Intermediate Government Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 4/1/89 to 12/31/95.

Period Ending            US Gov't Sec       LB Int Gov't Bond         CPI
4/01/89                   $10,000              $10,000                 $10,000
4/30/89                   $10,000              $10,202                 $10,065
5/31/89                   $10,000              $10,398.8986            $10,122.3705
6/30/89                   $10,050              $10,664.07051           $10,146.6642
7/31/89                   $10,190              $10,880.55115           $10,171.0162
8/31/89                   $10,080              $10,733.66371           $10,187.2898
9/30/89                   $10,140              $10,785.18529           $10,219.8891
10/31/89                  $10,370              $11,011.67418           $10,268.9446
11/30/89                  $10,470              $11,120.68976           $10,293.5901
12/31/89                  $10,540              $11,152.93976           $10,310.0598
1/31/90                   $10,420              $11,083.79153           $10,416.2534
2/28/90                   $10,480              $11,124.80156           $10,465.2098
3/31/90                   $10,510              $11,138.15132           $10,522.7685
4/30/90                   $10,398              $11,101.39542           $10,539.6049
5/31/90                   $10,671              $11,338.96528           $10,563.846
6/30/90                   $10,793              $11,488.63963           $10,620.8908
7/31/90                   $10,964              $11,649.48058           $10,661.2502
8/31/90                   $10,894              $11,607.54245           $10,759.3337
9/30/90                   $10,974              $11,710.84958           $10,849.7121
10/31/90                  $11,096              $11,873.63039           $10,914.8103
11/30/90                  $11,318              $12,052.92221           $10,938.8229
12/31/90                  $11,480              $12,219.25253           $10,938.8229
1/31/91                   $11,652              $12,345.11083           $11,004.4558
2/28/91                   $11,753              $12,420.41601           $11,020.9625
3/31/91                   $11,813              $12,488.7283            $11,037.494
4/30/91                   $11,904              $12,617.3622            $11,054.0502
5/31/91                   $11,995              $12,688.01943           $11,087.2124
6/30/91                   $12,011              $12,698.16984           $11,119.3653
7/31/91                   $12,178              $12,835.31008           $11,136.0443
8/31/91                   $12,398              $13,079.18097           $11,168.3389
9/30/91                   $12,649              $13,301.52704           $11,217.4796
10/31/91                  $12,806              $13,453.16445           $11,234.3058
11/30/91                  $12,890              $13,610.56648           $11,266.8853
12/31/91                  $13,235              $13,941.30324           $11,274.7721
1/31/92                   $13,046              $13,807.46673           $11,291.6842
2/29/92                   $13,162              $13,850.26988           $11,332.3343
3/31/92                   $13,067              $13,794.8688            $11,390.1292
4/30/92                   $13,172              $13,919.02262           $11,406.0754
5/31/92                   $13,465              $14,126.41606           $11,422.0439
6/30/92                   $13,672              $14,329.83645           $11,463.1632
7/31/92                   $13,953              $14,604.96931           $11,487.2359
8/31/92                   $14,116              $14,753.93999           $11,519.4001
9/30/92                   $14,278              $14,957.54436           $11,551.6545
10/31/92                  $14,040              $14,778.05383           $11,592.0853
11/30/92                  $14,072              $14,717.46381           $11,608.3142
12/31/92                  $14,332              $14,907.3191            $11,600.1884
1/31/93                   $14,635              $15,184.59523           $11,657.0293
2/28/93                   $14,895              $15,407.80878           $11,697.8289
3/31/93                   $14,971              $15,464.81767           $11,738.7713
4/30/93                   $15,057              $15,585.44325           $11,771.6398
5/31/93                   $15,101              $15,543.36255           $11,788.1201
6/30/93                   $15,374              $15,768.74131           $11,804.6235
7/31/93                   $15,476              $15,800.27879           $11,804.6235
8/31/93                   $15,702              $16,035.70295           $11,837.6765
9/30/93                   $15,702              $16,101.44933           $11,862.5356
10/31/93                  $15,781              $16,140.09281           $11,911.172
11/30/93                  $15,577              $16,061.00635           $11,919.5098
12/31/93                  $15,724              $16,126.85648           $11,919.5098
1/31/94                   $15,928              $16,286.51236           $11,951.6925
2/28/94                   $15,611              $16,063.38714           $11,992.3282
3/31/94                   $15,058              $15,828.86169           $12,033.1021
4/30/94                   $14,911              $15,725.97409           $12,049.9485
5/31/94                   $14,934              $15,736.98227           $12,058.3834
6/30/94                   $14,761              $15,740.12966           $12,099.382
7/31/94                   $15,129              $15,946.32536           $12,132.0503
8/31/94                   $15,118              $15,992.56971           $12,180.5785
9/30/94                   $14,809              $15,859.83138           $12,213.466
10/31/94                  $14,738              $15,863.00334           $12,222.0155
11/30/94                  $14,738              $15,793.20613           $12,237.9041
12/31/94                  $14,928              $15,845.32371           $12,237.9041
1/31/95                   $15,260              $16,103.60249           $12,286.8557
2/28/95                   $15,676              $16,414.40201           $12,336.0031
3/31/95                   $15,759              $16,504.68122           $12,376.7119
4/30/95                   $15,996              $16,696.13553           $12,417.5551
5/31/95                   $16,697              $17,166.96655           $12,442.3902
6/30/95                   $16,788              $17,276.83513           $12,467.275
7/31/95                   $16,737              $17,285.47355           $12,467.275
8/31/95                   $16,953              $17,427.21444           $12,499.6899
9/30/95                   $17,132              $17,543.97677           $12,524.6893
10/31/95                  $17,361              $17,736.96052           $12,566.0208
11/30/95                  $17,590              $17,953.35144           $12,557.2245
12/31/95                  $17,832              $18,131.08961           $12,548.4345


GRAPHIC MATERIAL (16)

The following line graph hypothetically compares the performance of Utility Equity Fund to that of the S&P 500 and the Consumer Price Index (CPI), based on a $10,000 investment from 2/1/89 to 12/31/95.

Period Ending          Utility Equity         S&P 500              CPI
2/1/89                  $10,000                $10,000              $10,000
2/28/89                 $10,060                $9,751               $10,041
3/31/89                 $10,130                $9,978.198           $10,099.2378
4/30/89                 $10,190                $10,496.07           $10,164.8828
5/31/89                 $10,589                $10,921.16           $10,222.8227
6/30/89                 $10,709                $10,858.91           $10,247.3575
7/31/89                 $11,238                $11,839.47           $10,271.9511
8/31/89                 $11,078                $12,071.52           $10,288.3862
9/30/89                 $11,138                $12,022.03           $10,321.3091
10/31/89                $11,238                $11,743.12           $10,370.8514
11/30/89                $11,477                $11,982.68           $10,395.7414
12/31/89                $12,116                $12,270.26           $10,412.3746
1/31/90                 $11,657                $11,446.92           $10,519.622
2/28/90                 $11,727                $11,594.59           $10,569.0643
3/31/90                 $11,644                $11,901.85           $10,627.1941
4/30/90                 $11,131                $11,605.49           $10,644.1976
5/31/90                 $11,584                $12,737.03           $10,668.6793
6/30/90                 $11,654                $12,651.69           $10,726.2901
7/31/90                 $11,815                $12,611.2            $10,767.0501
8/31/90                 $11,081                $11,471.15           $10,866.1069
9/30/90                 $11,091                $10,912.5            $10,957.3822
10/31/90                $11,876                $10,865.58           $11,023.1265
11/30/90                $12,168                $11,567.5            $11,047.3774
12/31/90                $12,339                $11,890.23           $11,047.3774
1/31/91                 $12,208                $12,408.65           $11,113.6616
2/28/91                 $12,651                $13,295.86           $11,130.3321
3/31/91                 $12,862                $13,617.62           $11,147.0276
4/30/91                 $12,963                $13,650.31           $11,163.7482
5/31/91                 $12,943                $14,238.63           $11,197.2394
6/30/91                 $12,846                $13,586.5            $11,229.7114
7/31/91                 $13,352                $14,219.64           $11,246.556
8/31/91                 $13,714                $14,556.64           $11,279.171
9/30/91                 $14,190                $14,313.54           $11,328.7993
10/31/91                $14,397                $14,505.35           $11,345.7925
11/30/91                $14,676                $13,920.78           $11,378.6953
12/31/91                $15,245                $15,513.32           $11,386.6604
1/31/92                 $14,728                $15,224.77           $11,403.7404
2/29/92                 $14,697                $15,421.17           $11,444.7939
3/31/92                 $14,604                $15,120.46           $11,503.1623
4/30/92                 $15,038                $15,563.49           $11,519.2668
5/31/92                 $15,328                $15,639.75           $11,535.3937
6/30/92                 $15,512                $15,406.72           $11,576.9212
7/31/92                 $16,346                $16,036.85           $11,601.2327
8/31/92                 $16,282                $15,708.09           $11,633.7161
9/30/92                 $16,356                $15,891.88           $11,666.2905
10/31/92                $16,251                $15,945.91           $11,707.1226
11/30/92                $16,272                $16,488.07           $11,723.5125
12/31/92                $16,705                $16,690.88           $11,715.3061
1/31/93                 $16,969                $16,831.08           $11,772.7111
2/28/93                 $17,887                $17,059.98           $11,813.9156
3/31/93                 $18,046                $17,419.95           $11,855.2643
4/30/93                 $18,056                $16,998.38           $11,888.459
5/31/93                 $17,982                $17,452.24           $11,905.1029
6/30/93                 $18,422                $17,502.85           $11,921.77
7/31/93                 $18,788                $17,432.84           $11,921.77
8/31/93                 $19,305                $18,093.55           $11,955.151
9/30/93                 $19,208                $17,954.23           $11,980.2568
10/31/93                $19,090                $18,325.88           $12,029.3758
11/30/93                $18,185                $18,151.78           $12,037.7964
12/31/93                $18,465                $18,371.42           $12,037.7964
1/31/94                 $18,088                $18,996.05           $12,070.2984
2/28/94                 $17,172                $18,481.25           $12,111.3375
3/31/94                 $16,569                $17,675.47           $12,152.516
4/30/94                 $16,957                $17,901.72           $12,169.5295
5/31/94                 $16,073                $18,195.31           $12,178.0482
6/30/94                 $15,324                $17,749.52           $12,219.4536
7/31/94                 $16,109                $18,331.71           $12,252.4461
8/31/94                 $16,267                $19,083.31           $12,301.4559
9/30/94                 $15,863                $18,617.67           $12,334.6698
10/31/94                $16,166                $19,036.57           $12,343.3041
11/30/94                $16,255                $18,343.64           $12,359.3504
12/31/94                $16,188                $18,615.13           $12,359.3504
1/31/95                 $17,131                $19,097.26           $12,408.7878
2/28/95                 $17,198                $19,842.05           $12,458.4229
3/31/95                 $16,951                $20,427.39           $12,499.5357
4/30/95                 $17,311                $21,027.96           $12,540.7842
5/31/95                 $18,265                $21,869.07           $12,565.8657
6/30/95                 $18,246                $22,376.44           $12,590.9975
7/31/95                 $18,282                $23,119.33           $12,590.9975
8/31/95                 $18,460                $23,177.13           $12,623.7341
9/30/95                 $19,506                $24,155.21           $12,648.9815
10/31/95                $19,945                $24,068.25           $12,690.7232
11/30/95                $20,278                $25,124.84           $12,681.8397
12/31/95                $21,264                $25,609.75           $12,672.9624


GRAPHIC MATERIAL (17)

The following line graph hypothetically compares the performance of Zero Coupon 1995 Fund to that of the Merrill Lynch 2-Year Zero Index and the Consumer Price Index (CPI), based on a $10,000 investment from 4/1/89 to 12/14/95.

Period Ending         0 Coupon 1995         Merrill 2-Yr 0          CPI
4/1/89                  $10,000               $10,000               $10,000
4/30/89                 $10,000               $10,158               $10,065
5/31/89                 $10,000               $10,323.58            $10,122.371
6/30/89                 $10,050               $10,549.66            $10,146.664
7/31/89                 $10,310               $10,734.28            $10,171.016
8/31/89                 $10,030               $10,643.04            $10,187.29
9/30/89                 $10,060               $10,713.28            $10,219.889
10/31/89                $10,370               $10,884.7             $10,268.945
11/30/89                $10,470               $10,980.48            $10,293.59
12/31/89                $10,470               $11,024.4             $10,310.06
1/31/90                 $10,290               $11,023.3             $10,416.253
2/28/90                 $10,310               $11,070.7             $10,465.21
3/31/90                 $10,322               $11,098.38            $10,522.768
4/30/90                 $10,141               $11,121.68            $10,539.605
5/31/90                 $10,433               $11,306.3             $10,563.846
6/30/90                 $10,615               $11,427.28            $10,620.891
7/31/90                 $10,817               $11,587.26            $10,661.25
8/31/90                 $10,685               $11,631.3             $10,759.334
9/30/90                 $10,786               $11,726.67            $10,849.712
10/31/90                $10,978               $11,866.22            $10,914.81
11/30/90                $11,240               $12,008.61            $10,938.823
12/31/90                $11,442               $12,157.52            $10,938.823
1/31/91                 $11,543               $12,279.1             $11,004.456
2/28/91                 $11,614               $12,341.72            $11,020.963
3/31/91                 $11,624               $12,440.45            $11,037.494
4/30/91                 $11,785               $12,576.05            $11,054.05
5/31/91                 $11,866               $12,671.63            $11,087.212
6/30/91                 $11,838               $12,713.45            $11,119.365
7/31/91                 $11,986               $12,827.87            $11,136.044
8/31/91                 $12,313               $13,026.7             $11,168.339
9/30/91                 $12,598               $13,183.02            $11,217.48
10/31/91                $12,778               $13,349.13            $11,234.306
11/30/91                $12,957               $13,486.62            $11,266.885
12/31/91                $13,317               $13,753.66            $11,274.772
1/31/92                 $13,137               $13,713.77            $11,291.684
2/29/92                 $13,126               $13,765.89            $11,332.334
3/31/92                 $13,074               $13,732.85            $11,390.129
4/30/92                 $13,253               $13,881.16            $11,406.075
5/31/92                 $13,496               $14,026.91            $11,422.044
6/30/92                 $13,743               $14,189.63            $11,463.163
7/31/92                 $14,081               $14,398.21            $11,487.236
8/31/92                 $14,239               $14,529.24            $11,519.4
9/30/92                 $14,543               $14,680.34            $11,551.654
10/31/92                $14,295               $14,549.69            $11,592.085
11/30/92                $14,194               $14,498.76            $11,608.314
12/31/92                $14,408               $14,671.3             $11,600.188
1/31/93                 $14,633               $14,857.62            $11,657.029
2/28/93                 $14,892               $15,012.14            $11,697.829
3/31/93                 $14,959               $15,060.18            $11,738.771
4/30/93                 $15,060               $15,164.1             $11,771.64
5/31/93                 $15,004               $15,103.44            $11,788.12
6/30/93                 $15,167               $15,215.21            $11,804.624
7/31/93                 $15,191               $15,244.12            $11,804.624
8/31/93                 $15,373               $15,379.79            $11,837.676
9/30/93                 $15,397               $15,427.47            $11,862.536
10/31/93                $15,434               $15,449.06            $11,911.172
11/30/93                $15,422               $15,442.88            $11,919.51
12/31/93                $15,482               $15,515.47            $11,919.51
1/31/94                 $15,591               $15,614.76            $11,951.692
2/28/94                 $15,458               $15,500.78            $11,992.328
3/31/94                 $15,397               $15,429.47            $12,033.102
4/30/94                 $15,312               $15,335.35            $12,049.948
5/31/94                 $15,337               $15,358.36            $12,058.383
6/30/94                 $15,390               $15,398.29            $12,099.382
7/31/94                 $15,506               $15,544.57            $12,132.05
8/31/94                 $15,558               $15,603.64            $12,180.578
9/30/94                 $15,558               $15,561.51            $12,213.466
10/31/94                $15,571               $15,587.97            $12,222.015
11/30/94                $15,571               $15,508.47            $12,237.904
12/31/94                $15,584               $15,531.73            $12,237.904
1/31/95                 $15,752               $15,772.47            $12,286.856
2/28/95                 $15,907               $16,020.1             $12,336.003
3/31/95                 $15,985               $16,124.23            $12,376.712
4/30/95                 $16,075               $16,270.96            $12,417.555
5/31/95                 $16,204               $16,601.26            $12,442.39
6/30/95                 $16,277               $16,685.93            $12,467.275
7/31/95                 $16,361               $16,754.34            $12,467.275
8/31/95                 $16,444               $16,866.59            $12,499.69
9/30/95                 $16,514               $16,937.43            $12,524.689
10/31/95                $16,583               $17,089.87            $12,566.021
11/30/95                $16,653               $17,250.52            $12,557.225
12/14/95                $16,694.702           $17,312.84            $12,553.255


GRAPHIC MATERIAL (18)

The following line graph hypothetically compares the performance of Zero Coupon 2000 Fund to that of the Merrill Lynch 5-Year Zero Index and the Consumer Price Index (CPI), based on a $10,000 investment from 4/1/89 to 12/14/95.

Period Ending         0 Coupon 2000        Merrill 5-Yr 0          CPI
4/1/89                  $10,000               $10,000               $10,000
4/30/89                 $10,000               $10,216               $10,065
5/31/89                 $9,990                $10,528.61            $10,122.371
6/30/89                 $10,560               $10,907.64            $10,146.664
7/31/89                 $10,790               $11,299.224           $10,171.016
8/31/89                 $10,460               $10,977.196           $10,187.29
9/30/89                 $10,480               $11,022.202           $10,219.889
10/31/89                $10,910               $11,344.051           $10,268.945
11/30/89                $11,010               $11,488.12            $10,293.59
12/31/89                $11,080               $11,497.311           $10,310.06
1/31/90                 $10,610               $11,300.707           $10,416.253
2/28/90                 $10,600               $11,312.007           $10,465.21
3/31/90                 $10,592               $11,310.876           $10,522.768
4/30/90                 $10,170               $11,195.505           $10,539.605
5/31/90                 $10,664               $11,535.849           $10,563.846
6/30/90                 $10,932               $11,723.883           $10,620.891
7/31/90                 $11,076               $11,931.396           $10,661.25
8/31/90                 $10,582               $11,775.094           $10,759.334
9/30/90                 $10,715               $11,886.958           $10,849.712
10/31/90                $10,973               $12,130.64            $10,914.81
11/30/90                $11,518               $12,454.529           $10,938.823
12/31/90                $11,734               $12,669.992           $10,938.823
1/31/91                 $11,868               $12,799.226           $11,004.456
2/28/91                 $11,889               $12,844.023           $11,020.963
3/31/91                 $11,868               $12,891.546           $11,037.494
4/30/91                 $12,064               $13,096.522           $11,054.05
5/31/91                 $12,054               $13,137.121           $11,087.212
6/30/91                 $11,987               $13,109.533           $11,119.365
7/31/91                 $12,147               $13,296.999           $11,136.044
8/31/91                 $12,615               $13,693.25            $11,168.339
9/30/91                 $13,072               $14,043.797           $11,217.48
10/31/91                $13,157               $14,264.284           $11,234.306
11/30/91                $13,338               $14,508.204           $11,266.885
12/31/91                $13,933               $14,854.95            $11,274.772
1/31/92                 $13,487               $14,609.843           $11,291.684
2/29/92                 $13,572               $14,634.68            $11,332.334
3/31/92                 $13,465               $14,488.333           $11,390.129
4/30/92                 $13,519               $14,611.484           $11,406.075
5/31/92                 $13,848               $14,975.31            $11,422.044
6/30/92                 $14,249               $15,301.772           $11,463.163
7/31/92                 $14,880               $15,739.402           $11,487.236
8/31/92                 $15,080               $15,995.955           $11,519.4
9/30/92                 $15,501               $16,344.666           $11,551.654
10/31/92                $15,102               $15,985.084           $11,592.085
11/30/92                $14,947               $15,806.051           $11,608.314
12/31/92                $15,379               $16,100.043           $11,600.188
1/31/93                 $15,789               $16,592.705           $11,657.029
2/28/93                 $16,387               $16,982.633           $11,697.829
3/31/93                 $16,587               $17,055.658           $11,738.771
4/30/93                 $16,664               $17,258.621           $11,771.64
5/31/93                 $16,653               $17,170.602           $11,788.12
6/30/93                 $17,308               $17,560.375           $11,804.624
7/31/93                 $17,412               $17,574.423           $11,804.624
8/31/93                 $17,863               $17,987.422           $11,837.676
9/30/93                 $17,979               $18,075.56            $11,862.536
10/31/93                $18,129               $18,084.598           $11,911.172
11/30/93                $17,701               $17,901.943           $11,919.51
12/31/93                $17,863               $17,996.824           $11,919.51
1/31/94                 $18,176               $18,250.579           $11,951.692
2/28/94                 $17,528               $17,823.515           $11,992.328
3/31/94                 $16,938               $17,363.669           $12,033.102
4/30/94                 $16,729               $17,151.832           $12,049.948
5/31/94                 $16,729               $17,163.838           $12,058.383
6/30/94                 $16,694               $17,127.794           $12,099.382
7/31/94                 $17,023               $17,442.946           $12,132.05
8/31/94                 $17,023               $17,500.507           $12,180.578
9/30/94                 $16,694               $17,202.999           $12,213.466
10/31/94                $16,596               $17,166.872           $12,222.015
11/30/94                $16,511               $17,032.971           $12,237.904
12/31/94                $16,621               $17,186.268           $12,237.904
1/31/95                 $16,950               $17,352.974           $12,286.856
2/28/95                 $17,475               $17,852.74            $12,336.003
3/31/95                 $17,573               $17,925.936           $12,376.712
4/30/95                 $17,829               $18,205.581           $12,417.555
5/31/95                 $18,756               $19,072.166           $12,442.39
6/30/95                 $18,909               $19,228.558           $12,467.275
7/31/95                 $18,781               $19,134.338           $12,467.275
8/31/95                 $18,998               $19,318.028           $12,499.69
9/30/95                 $19,138               $19,464.845           $12,524.689
10/31/95                $19,482               $19,770.443           $12,566.021
11/30/95                $19,814               $20,138.173           $12,557.225
12/31/95                $20,056               $20,391.914           $12,548.434


GRAPHIC MATERIAL (19)

The following line graph hypothetically compares the performance of Zero Coupon 2005 Fund to that of the Merrill Lynch 10-Year Zero Index and the Consumer Price Index (CPI), based on a $10,000 investment from 4/1/89 to 12/14/95.

Period Ending         0 Coupon 2005        Merrill 10-Yr 0         CPI
4/1/89                  $10,000               $10,000               $10,000
4/30/89                 $10,000               $10,274               $10,065
5/31/89                 $10,070               $10,694.207           $10,122.3705
6/30/89                 $11,310               $11,332.651           $10,146.66419
7/31/89                 $11,290               $11,639.766           $10,171.01618
8/31/89                 $10,850               $11,288.245           $10,187.28981
9/30/89                 $10,870               $11,335.655           $10,219.88914
10/31/89                $11,500               $11,799.284           $10,268.9446
11/30/89                $11,580               $11,897.218           $10,293.59007
12/31/89                $11,530               $11,896.028           $10,310.05982
1/31/90                 $10,630               $11,413.049           $10,416.25343
2/28/90                 $10,640               $11,387.94            $10,465.20982
3/31/90                 $10,598               $11,378.83            $10,522.76848
4/30/90                 $10,024               $11,060.223           $10,539.60491
5/31/90                 $10,746               $11,588.902           $10,563.846
6/30/90                 $11,065               $11,863.558           $10,620.89077
7/31/90                 $11,171               $11,992.871           $10,661.25015
8/31/90                 $10,290               $11,425.608           $10,759.33365
9/30/90                 $10,502               $11,555.86            $10,849.71206
10/31/90                $10,746               $11,929.115           $10,914.81033
11/30/90                $11,521               $12,448.031           $10,938.82291
12/31/90                $11,840               $12,728.112           $10,938.82291
1/31/91                 $11,978               $12,856.666           $11,004.45585
2/28/91                 $11,978               $12,873.379           $11,020.96253
3/31/91                 $11,893               $12,964.78            $11,037.49398
4/30/91                 $12,127               $13,176.106           $11,054.05022
5/31/91                 $11,999               $13,160.295           $11,087.21237
6/30/91                 $11,857               $13,068.173           $11,119.36528
7/31/91                 $12,066               $13,298.173           $11,136.04433
8/31/91                 $12,663               $13,826.11            $11,168.33886
9/30/91                 $13,292               $14,301.729           $11,217.47955
10/31/91                $13,237               $14,370.377           $11,234.30577
11/30/91                $13,303               $14,572.999           $11,266.88526
12/31/91                $14,065               $15,370.142           $11,274.77208
1/31/92                 $13,579               $14,727.67            $11,291.68423
2/29/92                 $13,612               $14,816.036           $11,332.3343
3/31/92                 $13,513               $14,624.909           $11,390.1292
4/30/92                 $13,480               $14,564.947           $11,406.07538
5/31/92                 $13,976               $14,988.787           $11,422.04389
6/30/92                 $14,216               $15,339.525           $11,463.16325
7/31/92                 $15,016               $16,049.745           $11,487.23589
8/31/92                 $15,132               $16,231.107           $11,519.40015
9/30/92                 $15,711               $16,685.578           $11,551.65447
10/31/92                $15,143               $16,200.028           $11,592.08526
11/30/92                $15,271               $16,185.448           $11,608.31418
12/31/92                $15,793               $16,745.464           $11,600.18836
1/31/93                 $16,291               $17,413.608           $11,657.02928
2/28/93                 $17,196               $18,094.48            $11,697.82889
3/31/93                 $17,358               $18,145.145           $11,738.77129
4/30/93                 $17,346               $18,399.177           $11,771.63985
5/31/93                 $17,346               $18,297.981           $11,788.12014
6/30/93                 $18,520               $19,302.54            $11,804.62351
7/31/93                 $18,724               $19,460.821           $11,804.62351
8/31/93                 $19,360               $20,204.225           $11,837.67646
9/30/93                 $19,564               $20,444.655           $11,862.53558
10/31/93                $19,840               $20,530.522           $11,911.17197
11/30/93                $19,084               $19,846.856           $11,919.50979
12/31/93                $19,300               $20,021.508           $11,919.50979
1/31/94                 $19,864               $20,606.136           $11,951.69247
2/28/94                 $18,748               $19,623.224           $11,992.32822
3/31/94                 $17,728               $18,614.59            $12,033.10214
4/30/94                 $17,452               $18,322.341           $12,049.94848
5/31/94                 $17,416               $18,230.729           $12,058.38345
6/30/94                 $17,163               $18,093.999           $12,099.38195
7/31/94                 $17,691               $18,613.297           $12,132.05028
8/31/94                 $17,641               $18,644.939           $12,180.57848
9/30/94                 $16,999               $17,973.721           $12,213.46604
10/31/94                $16,899               $17,842.513           $12,222.01547
11/30/94                $16,999               $17,928.157           $12,237.90409
12/31/94                $17,314               $18,240.107           $12,237.90409
1/31/95                 $17,704               $18,721.646           $12,286.85571
2/28/95                 $18,295               $19,442.429           $12,336.00313
3/31/95                 $18,446               $19,576.582           $12,376.71194
4/30/95                 $18,862               $19,958.326           $12,417.55509
5/31/95                 $20,497               $21,630.833           $12,442.3902
6/30/95                 $20,647               $21,916.36            $12,467.27498
7/31/95                 $20,279               $21,554.74            $12,467.27498
8/31/95                 $20,712               $21,981.524           $12,499.6899
9/30/95                 $21,080               $22,344.219           $12,524.68928
10/31/95                $21,657               $22,909.528           $12,566.02075
11/30/95                $22,248               $23,610.56            $12,557.22454
12/31/95                $22,812               $24,186.657           $12,548.43448



GRAPHIC MATERIAL (20)

The following line graph hypothetically compares the performance of Zero Coupon 2010 Fund to that of the Merrill Lynch 20-Year Zero Index and the Consumer Price Index (CPI), based on a $10,000 investment from 4/1/89 to 12/14/95.

Period Ending         0 Coupon 2010        Merrill 20-Yr 0         CPI
4/1/89                  $10,000               $10,000               $10,000
4/30/89                 $10,000               $10,381               $10,065
5/31/89                 $10,000               $11,097.289           $10,122.3705
6/30/89                 $11,290               $12,254.73624         $10,146.6642
7/31/89                 $11,250               $12,324.58824         $10,171.0162
8/31/89                 $10,790               $11,713.28866         $10,187.2898
9/30/89                 $10,860               $11,816.3656          $10,219.8891
10/31/89                $11,630               $12,608.0621          $10,268.9446
11/30/89                $11,720               $12,832.4856          $10,293.5901
12/31/89                $11,610               $12,765.75668         $10,310.0598
1/31/90                 $10,580               $11,805.77178         $10,416.2534
2/28/90                 $10,530               $11,542.50307         $10,465.2098
3/31/90                 $10,400               $11,432.84929         $10,522.7685
4/30/90                 $9,652                $10,752.59475         $10,539.6049
5/31/90                 $10,617               $11,804.19852         $10,563.846
6/30/90                 $11,064               $12,291.71192         $10,620.8908
7/31/90                 $11,136               $12,241.3159          $10,661.2502
8/31/90                 $9,912                $10,892.32289         $10,759.3337
9/30/90                 $10,150               $11,118.8832          $10,849.7121
10/31/90                $10,358               $11,441.33082         $10,914.8103
11/30/90                $11,271               $12,472.19472         $10,938.8229
12/31/90                $11,676               $12,801.46067         $10,938.8229
1/31/91                 $11,853               $13,063.89061         $11,004.4558
2/28/91                 $11,811               $12,946.31559         $11,020.9625
3/31/91                 $11,666               $13,040.8237          $11,037.494
4/30/91                 $11,946               $13,276.86261         $11,054.0502
5/31/91                 $11,686               $13,124.17869         $11,087.2124
6/30/91                 $11,412               $12,860.38269         $11,119.3653
7/31/91                 $11,619               $13,130.45073         $11,136.0443
8/31/91                 $12,362               $13,905.14732         $11,168.3389
9/30/91                 $13,061               $14,622.65293         $11,217.4796
10/31/91                $12,864               $14,393.07728         $11,234.3058
11/30/91                $12,744               $14,512.53982         $11,266.8853
12/31/91                $13,749               $15,683.70178         $11,274.7721
1/31/92                 $13,246               $15,001.46075         $11,291.6842
2/29/92                 $13,290               $15,068.96733         $11,332.3343
3/31/92                 $13,235               $14,824.85005         $11,390.1292
4/30/92                 $13,050               $14,556.52027         $11,406.0754
5/31/92                 $13,759               $15,172.26108         $11,422.0439
6/30/92                 $13,776               $15,214.74341         $11,463.1632
7/31/92                 $14,598               $16,237.17416         $11,487.2359
8/31/92                 $14,679               $16,183.59149         $11,519.4001
9/30/92                 $14,923               $16,131.804           $11,551.6545
10/31/92                $14,378               $15,796.26247         $11,592.0853
11/30/92                $14,772               $16,165.89502         $11,608.3142
12/31/92                $15,467               $16,851.32896         $11,600.1884
1/31/93                 $15,792               $17,405.73769         $11,657.0293
2/28/93                 $16,707               $18,476.19055         $11,697.8289
3/31/93                 $17,054               $18,346.85722         $11,738.7713
4/30/93                 $16,881               $18,572.52356         $11,771.6398
5/31/93                 $16,985               $18,752.67704         $11,788.1201
6/30/93                 $18,058               $20,222.88692         $11,804.6235
7/31/93                 $18,664               $21,108.64937         $11,804.6235
8/31/93                 $19,617               $22,468.04639         $11,837.6765
9/30/93                 $19,778               $22,396.14864         $11,862.5356
10/31/93                $20,162               $22,805.99816         $11,911.172
11/30/93                $19,332               $21,886.91644         $11,919.5098
12/31/93                $19,407               $21,810.31223         $11,919.5098
1/31/94                 $20,186               $22,682.72472         $11,951.6925
2/28/94                 $18,788               $21,126.6898          $11,992.3282
3/31/94                 $17,662               $19,797.82101         $12,033.1021
4/30/94                 $17,365               $19,287.03723         $12,049.9485
5/31/94                 $17,092               $18,696.85389         $12,058.3834
6/30/94                 $16,534               $18,399.57392         $12,099.382
7/31/94                 $17,392               $19,566.1069          $12,132.0503
8/31/94                 $17,041               $18,973.25386         $12,180.5785
9/30/94                 $16,248               $17,906.957           $12,213.466
10/31/94                $16,131               $17,803.09664         $12,222.0155
11/30/94                $16,417               $18,237.4922          $12,237.9041
12/31/94                $16,924               $18,914.10316         $12,237.9041
1/31/95                 $17,366               $19,642.29614         $12,286.8557
2/28/95                 $17,886               $20,259.06423         $12,336.0031
3/31/95                 $18,068               $20,510.27663         $12,376.7119
4/30/95                 $18,561               $20,963.55374         $12,417.5551
5/31/95                 $20,862               $24,003.26904         $12,442.3902
6/30/95                 $20,964               $24,327.31317         $12,467.275
7/31/95                 $20,415               $23,641.28294         $12,467.275
8/31/95                 $21,018               $24,575.11361         $12,499.6899
9/30/95                 $21,527               $25,287.79191         $12,524.6893
10/31/95                $22,532               $26,693.79314         $12,566.0208
11/30/95                $23,295               $27,697.47976         $12,557.2245
12/31/95                $24,166               $28,982.64282         $12,548.4345